As filed with the Securities and Exchange Commission on April 16, 2025
Registration No. 333-270463

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _☐
Post-Effective Amendment No. 5 ☒
(Check appropriate box or boxes.)

Athene Annuity and Life Company
(Name of Insurance Company)

7700 Mills Civic Parkway
West Des Moines, IA 50266-3862
(888) 266-8489

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Blaine Doerrfeld
Athene Annuity and Life Company
7700 Mills Civic Parkway
West Des Moines, IA 50266-3862
(888) 266-8489
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Stephen E. Roth, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, N.W.
Washington, DC
20001-3980

Approximate date of commencement of proposed sale to the public: Continuously on and after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on 04/30/2025 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on [ MM/DD/YYYY] pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”)

If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Athene® Amplify 2.0
Single Purchase Payment Index-Linked
Deferred Annuity Contract
Issued by:
Athene Annuity and Life Company
7700 Mills Civic Parkway
West Des Moines, IA 50266-3862
Tel. (888) 266-8489

    This prospectus describes the Athene® Amplify 2.0 Single Purchase Payment Index-Linked Deferred Annuity Contract (the Contract) issued by Athene Annuity and Life Company (the Company, we or us) that is designed for retirement or other long-term investment purposes. The Company does not allow additional Purchase Payments after the initial Purchase Payment. Contracts under this prospectus are no longer available for sale.
The Contract offers index-linked investment options (Index-Linked Segment Options) that provide returns (Segment Credits) based on changes in the value of a broad-based index or indices (the Reference Index). The Contract also offers a Fixed Segment Option that determines Segment Credits at a guaranteed interest rate. The Contract is a complex investment and involves risks, including the potential loss of principal and previously applied Segment Credits.
• Currently, each Index-Linked Segment Option offered has a Buffer Rate of 10% or 20%, which establishes the maximum amount of negative index performance that we will absorb before applying a negative Segment Credit. T his means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, and up to 80% with a 20% Buffer Rate. For currently offered Index-Linked Segment Options, the Buffer Rate will always be at least 10%. For any future Index-Linked Segment Options offered under this Contract, the Buffer Rate will always be at least 5%. With a 5% Buffer Rate, you could lose up to 95% of the amount you invest in an Index-Linked Segment Option due to poor investment performance.
•Each Point-to-Point, Milestone Lock, and Performance Blend Segment Option has a Cap Rate, which limits the maximum positive index performance that may be reflected in the Segment Credit. We guarantee that Cap Rates will never be less than 2% for an Index-Linked Segment Option with a 1-year Segment Term Period , 4% for an Index-Linked Segment Option with a 2-year Segment Term Period, and 12% for an Index-Linked Segment Option with a 6-year Segment Term Period .

You may elect a Segment Option with a six-year Segment Term Period only during the first Contract Year. The Performance Blend Segment Option and Milestone Lock Segment Option are available only with a six-year Term Period. Six-year Segment Options are not available for renewal. Two-year Segment Options are not available for renewal after the first six Contract Years. For additional information about each Index-Linked Segment Option and the Fixed Segment Option see Appendix A: Investment Options Available Under the Contract.

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals or a surrender could result in Withdrawal Charges, negative Interim Value adjustments, taxes , and tax penalties, as applicable. Required Minimum Distributions can be withdrawn anytime during a Segment Term Period and when applicable, will be required on an ongoing basis. Therefore, this Contract may not be an appropriate investment for taking these distributions. While Withdrawal Charges may not apply, Required Minimum Distributions could still result in negative Interim Value adjustments, taxes, and tax penalties, as applicable. Under extreme circumstances, you could lose up to 100% of your investment from a negative Interest Adjustment on money allocated to an Index-Linked Segment Option. Under extreme circumstances, you could lose up to 100% of your investment from a negative Equity Adjustment on money allocated to an Index-Linked Segment Option. Please consult a Financial Professional regarding the appropriateness of taking these types of withdrawals from this contract.

All guarantees under the Contract are obligations of the Company and are subject to its creditworthiness , financial strength , and claims paying ability . For additional information on risk associated with owning the Contract see the “Principal Risks of Investing in the Contract” section.

Neither the Securities and Exchange Commission (SEC) nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including annuity contracts offering index-linked investment options has been prepared by the Securities and Exchange Commission’s staff and is available at investor.gov.

You should read this prospectus and retain a copy for future reference. This prospectus is not an offer to sell the Contract in any jurisdiction in which it may not be legally sold.

The date of this prospectus is April 30, 2025

1. Glossary

    Accumulation Phase: The period of time between the Contract Date and the Annuity Date, unless the Contract is terminated.

    Administrative Office: Mail Processing Center, P.O. Box 1555, Des Moines, IA 50306-1555; (888) 266-8489.

    Aggregate Index Change: Used in the calculation of the Segment Credit on the Performance Blend Segment Option. This Segment Option uses three indices in its calculation. On the Segment End Date, we calculate the Index Change for each of these indices. The Aggregate Index Change is the sum of the Index Change for the best performing index multiplied by Index Allocation Percentage 1 (50%) plus the Index Change for the second best performing index multiplied by Index Allocation Percentage 2 (30%) plus the Index Change for the third best performing index multiplied by Index Allocation Percentage 3 (20%).

    Annuitant, Joint Annuitant: The Annuitant is the natural person named on the Contract Schedule whose life determines the Annuity Payments made under your Contract. We will allow you to name two natural persons on the application as Joint Annuitants.

    Annuity Date: The Contract Anniversary on or first following the later of the Annuitant attaining age 95, or the 10th Contract Anniversary. In the case of Joint Annuitants, the Annuity Date will be set based on the age of the older Joint Annuitant. You may select an earlier Annuity Date, which may be any time after the Contract Date, by Notice provided to us. The revised Annuity Date must be at least 10 days after our receipt of your Notice.

    Annual Interest Rate: The annual rate used to calculate Segment Credits on the Fixed Segment Option.

    Annuity Payments: Payments paid to you or your designated payee in accordance with the terms and conditions of the Settlement Option elected by the Owner. The payments are made by us and commence on the Annuity Date.

    Annuity Phase: The phase of the Contract when Annuity Payments are being made.

    Beneficiary: The person(s) or entity(ies) named by the Owner to receive the Death Benefit.

    Buffer Rate: The amount of negative Index Change or Milestone Index Change that we will absorb when calculating Segment Credits for an Index-Linked Segment Option. A negative Segment Credit will apply for any negative Index Change or Aggregate Index Change in excess of the Buffer Rate. For Milestone Lock Segment Options, a negative Milestone Credit Percentage will be used in the calculation of the Segment Credit if the final Milestone Index Change is negative in excess of the Buffer Rate.

    Business Day: Any day of the week except for Saturday, Sunday, and U.S. Federal holidays where U.S. stock exchanges are closed. Our Business Day ends at 4:00 p.m. Eastern Time.

    Cap Rate: The maximum positive Index Change or Milestone Index Change that will be used in the calculation of Segment Credits that may be applied to a Segment Option on the Segment End Date and for Milestone Lock Segment Options at an Observation Date where a Milestone Threshold is met. There is one Cap Rate per Segment Term Period, which applies to the entire Segment Term Period.
    Cash Surrender Value: The Interim Value adjusted for any applicable Withdrawal Charge. You may surrender your Contract by making a written request to our Administrative Office at any time before the Annuity Date and before the Death Benefit becomes payable.

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Company (“we”, “us”, “our”, “ours”): Athene Annuity and Life Company.

    Contract: The Single Purchase Payment Index-Linked Deferred Annuity Contract described by this prospectus.

    Contract Anniversary: Any twelve-month anniversary of the Contract Date. For example, if the Contract Date is January 19, 2024, then the first Contract Anniversary is January 19, 2025.

    Contract Date: The date your Contract is issued, as shown on the Contract Schedule.

    Contract Value: The Contract Value at any time is equal to the sum of the Segment Values.

    Contract Year: The twelve-month period that begins on the Contract Date and each Contract Anniversary. For example, if the Contract Date is January 19, 2024, then the first Contract Year is the twelve-month period that includes January 19, 2024 through January 18, 2025.

Crediting Method: Used to determine the calculation of the Segment Credits. Crediting Methods include the Point-to-Point Crediting Method, Performance Blend Crediting Method, Milestone Lock Crediting Method, and Fixed Crediting Method. Each Crediting Method has distinct methodology to calculate Segment Credits.

    Death Benefit: During the Withdrawal Charge Period, the Death Benefit will be equal to the greater of the Interim Value or the Purchase Payment less net proceeds from prior Withdrawals. After the Withdrawal Charge Period, the Death Benefit will be equal to the Interim Value. The Death Benefit will be calculated as of the date of death. If the Owner is changed or an additional Owner is added during the Withdrawal Charge Period, the Death Benefit will equal the Interim Value unless the Contract is continued by a surviving spouse.

    Equity Adjustment: A positive or negative adjustment to Segment Value that is applied to any Withdrawal from an Index-Linked Segment Option on a day other than a Segment End Date. The Equity Adjustment is equal to zero on the Segment End Date. The Equity Adjustment does not apply to the Fixed Segment Option.

Financial Professional: A registered representative of a broker-dealer that has a selling agreement with our principal underwriter, Athene Securities.

Fixed Crediting Method: The Crediting Method in which Segment Credits are determined daily based on the declared Annual Interest Rate.

    Fixed Segment Option: The Segment Option that calculates Segment Credits daily based on the Fixed Crediting Method. The Fixed Segment Option does not include a Reference Index.

    Free Withdrawal: A Withdrawal amount on which no Withdrawal Charge applies. An Interest Adjustment and Equity Adjustment will still apply.

    Good Order: A request, including an application, is in Good Order if it contains all the information we require to process the request. Good Order also includes delivering information on the correct form, with any required certifications, guarantees, and/or signatures, to our Administrative Office.

    Holding Account: An account that holds the Purchase Payment until it is allocated to the Segment Options according to the Segment Allocation Percentages you select. Interest is credited daily to the Holding Account at the Holding Account Fixed Interest Rate.

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    Holding Account Fixed Interest Rate: The annual rate used to calculate interest credited on amounts held in the Holding Account.

    Index Allocation Percentage: The percentage used to calculate the portion of Index Change from each Reference Index that will be used in the Aggregate Index Change for a Performance Blend Segment Option.

    Index Change: The percentage change in the Index Price of the Reference Index for the selected Segment Option, as measured from the Segment Start Date to the Segment End Date.

    Index-Linked Segment Option: Any Segment Option that is not the Fixed Segment Option. An Index-Linked Segment Option includes a Reference Index.

    Index Price: The Index Price for any date, including any Segment Start Date, Segment End Date, Observation Date, Annuity Date or date of death is the closing price of the Reference Index on that date. The closing price of the Reference Index is the price determined and published by the provider of the Reference Index at the end of each Business Day. Any change in price after the closing price has been published will not be reflected.

    Interim Value: The Interim Value at any time is equal to the sum of the Segment Interim Values.

    Interest Adjustment: A positive or negative adjustment to the Segment Value that is applied to any Withdrawal during the first six years of the Contract, including Withdrawals taken on a Segment End Date. The Interest Adjustment approximates the change in value of debt instruments supporting the Contract, which we sell to fund the Withdrawal. The Interest Adjustment does not apply to any Withdrawal taken after the first six Contract Years.

    IRA Account: A traditional, Roth, or other Individual Retirement Account established for the Owner and the Owner’s beneficiaries, through which a Contract may be purchased.

Milestone Credit Percentage: Used in the calculation of the Segment Credit and the Segment Interim Value on Milestone Lock Segment Options. If the Milestone Index Change is greater than or equal to the Milestone Threshold at the current Observation Date, or if the Segment End Date is reached, a Milestone Credit Percentage is determined based on the performance of the Reference Index and the applicable Cap Rate, Participation Rate, and Buffer Rate. The final Milestone Credit Percentage will be determined on the Segment End Date, and may be negative.

Milestone Date: Used to determine the beginning Index Price when determining the Milestone Index Change. The initial Milestone Date is the initial Segment Start Date noted on the Contract Schedule. If the Milestone Index Change is greater than or equal to the Milestone Threshold at an Observation Date, a subsequent Milestone Date will be established as of that Observation Date.

Milestone Index Change: Used in the calculation of the Segment Credit on Milestone Lock Segment Options. It is the percentage change in the Index Price of the Reference Index, as measured from the most recent Milestone Date to the current Observation Date.

Milestone Lock Crediting Method: A Crediting Method in which the Segment Credit is determined based on the performance of the Reference Index and the applicable Cap Rate, Participation Rate, Milestone Threshold, and Buffer Rate. The Reference Index performance is determined by observing the Index Price on selected Observation Dates.

Milestone Lock Segment Option: A type of the Index-Linked Segment Option that calculates Segment Credits based on the Milestone Lock Crediting Method.

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Milestone Threshold: The minimum Milestone Index Change needed in order to determine a Milestone Credit Percentage on the Milestone Lock Crediting Method. The Milestone Threshold will not change once your Contract is issued.

Non-Qualified Contract: A Contract that is not qualified for special tax treatment under the Internal Revenue Code.

    Notice, Notify, Notifying: Requests and information that you sign and that we receive and accept at our Administrative Office in any form offered by and acceptable to us.

Observation Date: A measuring point for calculating Segment Credits for Milestone Lock Segment Options. The first Observation Date occurs one year after the initial Milestone Date. Subsequent Observation Dates occur one year after the preceding Observation Date. The final Observation Date will occur on the Segment End Date.

    Owner (“you”, “your”): The Contract Owner named in the application, or their successor or assignee if you provide Notice and the Company has acknowledged the assignment. If no Owner is named on the application, the Annuitant will be the Owner. If Joint Owners are named, all references to the Owner shall mean the Joint Owners. Joint Owners must be Spouses.

    Participation Rate: A percentage that is multiplied by any positive Index Change or Milestone Index Change, after the application of the Cap Rate, in the calculation of the Segment Credit. This percentage will not be less than 100%. There is one Participation Rate per Segment Term Period, which applies to the entire Segment Term Period.

    Performance Blend Crediting Method: A Crediting Method in which the Segment Credit is determined based on on a weighted average of three Reference Indices., as measured from the Segment Start Date to the Segment End Date, and the applicable Cap Rate, Participation Rate, and Buffer Rate. This Crediting Method calculates an Aggregate Index Change using three underlying indices, rather than an Index Change based on a single underlying index.

    Performance Blend Segment Option: A type of the Index-Linked Segment Option that calculates Segment Credits using the Performance Blend Crediting Method.

Performance Lock: A feature that allows you to capture the Performance Lock Value during the Segment Term Period of an Index-Linked Segment Option to which funds are currently allocated. Only one Performance Lock may be exercised per Segment Term Period for each Index-Linked Segment Option. A Performance Lock may not be applied retroactively and can only be exercised for the entire Segment Value. When a Performance Lock is exercised, the locked Index-Linked Segment Option will not receive a Segment Credit on the Segment End Date. Instead, the Performance Lock Value for that Segment Option will be transferred on the Performance Lock Date to the one-year Fixed Segment Option, where it will accrue interest daily for the remainder of the one-year Fixed Segment Term Period.

Performance Lock Date: The Performance Lock Date is the Business Day on which a Performance Lock request is received in Good Order by us.

    Performance Lock Value: The Performance Lock Value for an Index-Linked Segment Option on any Business Day during a Segment Term Period other than the Segment Start Date and Segment End Date is equal to the Segment Value plus the Equity Adjustment. Both the Segment Value and the Equity Adjustment used will be based on values as of the end of that Business Day after all other transactions have been recorded. The Performance Lock Value is only used in determining a Performance Lock and cannot be used in other transactions. There is no Performance Lock Value for the Fixed Segment Option.

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Point-to-Point Crediting Method: A Crediting Method in which the Segment Credit is determined based on the performance of the Reference Index and the applicable Cap Rate, Participation Rate, and Buffer Rate. The Reference Index performance is determined by observing the Index Price only on the Segment Start Date and Segment End Date.

Point-to-Point Segment Option: A type of Index-Linked Segment Option that calculates Segment Credits based on the Point-to-Point Crediting Method.

    Premium Tax: The amount of tax, if any, charged by the state or municipality in which your Contract is issued.

    Purchase Payment: The amount you pay to us under your Contract, as shown on the Contract Schedule. The Purchase Payment is due on the Contract Date. We may limit the amount of Purchase Payment that we will accept for your Contract.

    Qualified Contract: A Contract that qualifies for special tax benefits under the Internal Revenue Code, such as a Section 408(b) Individual Retirement Annuity.

    Reference Index: The index or indices used in the calculation of the Segment Credit for a Segment Option.

    Right to Cancel Period: The period of time you may examine your Contract after you receive it. The Right to Cancel Period may vary according to state law.

    Securities Act: The Securities Act of 1933, as amended.

    Segment Credit: The amount we credit to each Segment Option according to the terms of the Segment Option and Crediting Method. Segment Credits are credited to the Fixed Segment Option daily based on the Annual Interest Rate. Segment Credits on the Fixed Segment Option cannot be negative. Segment Credits are credited to Index-Linked Segment Options on the Segment End Date based on the performance of the Reference Index subject to the applicable Cap Rate, Participation Rate, Milestone Threshold, and Buffer Rate. Segment Credits on Index-Linked Segment Options may be negative amounts, which will reduce the Segment Value.

    Segment End Date: The last day of a Segment Term Period. The Segment Credit for Index-Linked Segment Options is calculated and applied to the Segment Value on the Segment End Date. The next Segment Start Date coincides with the Segment End Date.

    Segment Fee: An annualized rate that is assessed daily as a percentage of the Segment Fee Base on Index-Linked Segment Options. The Segment Fee amount for that Segment Option is then deducted daily from that Segment Option’s Segment Value during the Accumulation Phase. The Segment Fee will never reduce the Segment Value below zero. The Segment Fee does not apply to the Fixed Segment Option.

    Segment Fee Base: The initial Segment Fee Base for each Segment Option during each Segment Term Period is the Segment Value on the Segment Start Date. The Segment Fee Base on any other day in the Segment Term Period is the Segment Value on the Segment Start Date less any Withdrawals deducted from the Segment Option through the prior Business Day. We use the Segment Fee Base to determine the Segment Fee amount we will deduct from that Segment Option’s Segment Value.

    Segment Interim Value: The Segment Value adjusted for any applicable Equity Adjustment and Interest Adjustment.

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Segment Options: Segment Options include Index-Linked Segment Options and the Fixed Segment Option available under your Contract. Each Segment Option will have a Segment Term Period. Each Point-to-Point, Milestone Lock, and Performance Blend Segment Option will also have a Reference Index, a Cap Rate, a Participation Rate, a Buffer Rate, and will be subject to a Segment Fee. The Performance Blend Segment Option will also have Index Allocation Percentages. Milestone Lock Segment Options will also have a Milestone Threshold and Observation Dates. The Segment Options available on the first Segment Start Date following your Contract Date will be shown on the Contract Schedule.

    Segment Start Date: The first date of a Segment Term Period.

    Segment Term Period: The Segment Term Period for each Segment Option will be shown on the Contract Schedule. The Segment Term Period ends on the Segment End Date. Upon expiration of each Segment Term Period, a new Segment Term Period will begin. Please see the “Setting Your Segment Start Date, Segment End Date, and Observation Dates” section for further details.

    Segment Value: On the initial Segment Start Date, the Segment Value is equal to the portion of the Purchase Payment plus any Holding Account interest allocated to the Segment Option. On any other day, the Segment Value is equal to the Segment Value on the Segment Start Date decreased by any Segment Fee amounts applied to that Segment Option since the Segment Start Date, increased by Segment Credits applied to the Segment Option, increased by amounts transferred from another Segment Option, decreased by amounts transferred into another Segment Option, and decreased by Withdrawals from the Segment Option. Segment Credits are applied daily to the Fixed Segment Option and are applied to Index-Linked Segment Options only on the Segment End Date. Except for a transfer to the Fixed Segment Option due to the exercise of a Performance Lock, transfers between Segment Options will occur only on a Segment End Date.

    Separate Account: The segregated account, established by the Company under Iowa Law in which we hold reserves for our obligations under the Contract. The portion of the assets of the Separate Account equal to the reserves and other Contract liabilities with respect to the Separate Account will not be chargeable with liabilities arising out of any other business we may conduct. As Owner of the Contract, you do not participate in the performance of assets held in the Separate Account and do not have any direct claim on them. The Separate Account is not registered under the Investment Company Act of 1940.

    Settlement Option: An option available under the Contract for receiving Annuity Payments, which we guarantee as to the dollar amount.

    Spouses: Individuals who are recognized as legally married under Federal law.

    Withdrawal: Unless otherwise specified, it is a Withdrawal of any type taken under your Contract, including a partial Withdrawal, a Required Minimum Distribution, a surrender of your Contract, payment of a Death Benefit or the application of Interim Value to a Settlement Option. Withdrawal refers to the amount of Contract Value withdrawn for such benefits before the application of Withdrawal Charges, Interest Adjustments, and Equity Adjustments. We do not treat the deduction of the Segment Fee amount as a Withdrawal.

    Withdrawal Charge: The charge we assess when you surrender the Contract or make a partial withdrawal during the first six Contract Years. Any amounts withdrawn from the Contract Value are assessed a Withdrawal Charge. The Withdrawal Charge does not apply to the Free Withdrawal amount.

    Withdrawal Charge Period: The Contract years during which you pay a Withdrawal Charge on amounts withdrawn. The Withdrawal Charge Period ends when the Withdrawal Charge Rate declines to 0% in the Withdrawal Charge Rate schedule set forth in your Contract Schedule.

    Withdrawal Charge Rate: The percentage used to calculate the Withdrawal Charge.

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2. Overview of the Contract

Purpose of the Contract
    Athene® Amplify 2.0 is a Single Purchase Payment Index-Linked Deferred Annuity Contract that is designed for retirement or other long-term investment purposes . It is intended for long term investment purposes and is designed for investors who are looking for a level of protection for their principal, while providing potentially higher returns than are available from traditional fixed annuities. This Contract is not intended for someone who is seeking complete protection from downside risk or for investors who plan to take Withdrawals in excess of the annual Free Withdrawal amount or surrender the Contract during the first six Contract Years. The Contract can be purchased as either a Qualified Contract or a Non-Qualified Contract.
    The Contract can be owned in the following ways:
•Sole Owner who is an individual or trust with a natural person as grantor; or
•Sole Owner who is an individual and his or her spouse as the Joint Owner or a trust with a natural person and his or her spouse as grantors (available for Non-Qualified Contract only).
We are not an investment adviser and do not provide any investment advice in connection with the Contract.

Phases of the Contract
    The Contract has two phases: an Accumulation (Savings) Phase and an Annuity (Income) Phase.

Accumulation (Savings) Phase
During the Accumulation Phase, you can allocate your Contract Value to one or more of the available Index-Linked Segment Options and/or the Fixed Segment Option. For additional information about each Index-Linked Segment Options and the Fixed Segment Option see Appendix A: Investment Options Available Under the Contract.

Index-Linked Segment Options:
We will apply positive or negative Segment Credits to amounts allocated to the Index-Linked Segment Options on the Segment End Date based, in part, on the performance of the Reference Index. You could lose a significant amount of money if the Reference Index declines in value.

Each Index-Linked Segment Option will have a Buffer Rate, which establishes the amount of loss attributable to negative Index Change that we will absorb before we apply a negative Segment Credit to the Segment Value on the Segment End Date. A negative Segment Credit will apply for any negative Index Change in excess of the Buffer Rate. Theoretically, for an Index-Linked Segment Option subject to a 10% Buffer Rate, the negative Index Change that is used to calculate the Segment Credit percentage may be as high as 90%, which could lead to substantial loss of principal and previously credited Segment Credits.

Currently, each Index- Linked Segment Option offered has a Buffer Rate of 10% or 20%. If the Index Change is -25%, a 10% Buffer Rate will limit the negative interest credited to -15%, which is the amount that exceeds the Buffer Rate. This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, and up to 80% with a 20% Buffer Rate. For currently offered Index-Linked Segment Options, the Buffer Rate will always be at least 10%. For any future Index-Linked Segment Options offered under this Contract, the Buffer Rate will always be at least 5%. With a 5% Buffer Rate, you could lose up to 95% of the amount you invest in an Index-Linked Segment Option due to poor investment performance.

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Each Index- Linked Segment Option will have a Cap Rate and a Participation Rate. If the Index Change is 12%, a 4% Cap Rate with a 100% Participation Rate will limit the positive Segment Credit to the Cap Rate of 4%, which is the Cap Rate multiplied by the 100% Participation Rate. We guarantee that Cap Rates will never be less than 2% for 1-year Segment Options, less than 4% for 2-year Segment Options and 12% for 6-year Segment Options. We guarantee that Participation Rates will never be less than 100% for all Segment Options.

You may elect a Segment Option with a six-year Segment Term Period only during the first Contract Year. The Performance Blend Segment Option and Milestone Lock Segment Option are available only with a six-year Term Period. Six-year Segment Options are not available for renewal. Two-year Segment Options are not available for renewal after the first six Contract Years.

Fixed Segment Option:
The Contract provides one Fixed Segment Option. It is currently available with a 1-year Segment Term Period and credits interest daily at a declared Annual Interest Rate. A new Annual Interest Rate is declared for each Segment Term Period. The Annual Interest Rate will never be less than 0.15%.

Because the Fixed Segment Option does not have risk of poor investment performance and provides minimum values after the application of the Interest Adjustment that comply with Standard Nonforfeiture Law for Deferred Annuities, it is not registered under the Securities Act of 1933. Disclosures describing the Fixed Segment Option are subject to certain generally applicable provisions of the Federal securities laws regarding the accuracy and completeness of disclosure.

If amounts are withdrawn from the Fixed Segment Option during the first six years of the Contract, we will apply an Interest Adjustment. This may result in a significant reduction to the net proceeds you receive from the Withdrawal. Withdrawal Charges, taxes, and tax penalties may also apply.

Additional information about each Index-linked Segment Option and the Fixed Segment Option is provided in Appendix A: Investment Options Available Under the Contract.

Annuity (Income) Phase
You enter the annuity phase when you annuitize your Contract. During the annuity phase, you will receive a stream of fixed income payments for the annuity payout period you elect. You can elect to receive annuity payments (1) for the life of the Annuitant; (2) for life of the Annuitant with a guaranteed period; (3) in monthly installment payments for the period required for the sum of monthly payments to equal the total amount applied to the option and, thereafter, for life of the Annuitant; (4) for the joint lifetimes of two Annuitants and in equal amount for the remaining lifetime of the survivor; or (5) in monthly payments for a fixed period elected. When you annuitize, your Segment Value is converted to income payments and you will no longer be able to make any additional withdrawals from your Contract. All accumulation phase benefits, including the Death Benefit, terminate upon annuitization. The Annuity Phase ends when we make the last payment under your selected Settlement Option.

Contract Features
Segment Fee
The Contract includes a Segment Fee that is deducted daily from each Index-linked Segment Option at an annualized rate of 0.95% based on the Segment Value. See the “Charges and Adjustments” section for more information.

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Performance Lock
The Performance Lock feature allows you to capture the Performance Lock Value of an Index-Linked Segment Option during the Segment Term Period. You may exercise a Performance Lock for any Index-Linked Segment Option to which you have currently allocated funds. Once exercised, a Performance Lock is irrevocable for that Index-Linked Segment Term Period, and the Performance Lock Value for that Segment Option will be transferred to the Fixed Segment Option, where it will accrue interest daily for the remainder of the Fixed Segment Term Period. When you request a Performance Lock, we calculate the Performance Lock Value at the end of the Business Day we receive your request in Good Order. Consequently, you will not be able to determine the Performance Lock Value in advance, and the amount you capture may be more or less than the amount you expected. If a Performance Lock is exercised when your Performance Lock Value has declined from the amount invested in the Segment Option on the Segment Start Date, you will lock in any loss and may receive less than the full protection of the Buffer Rate. It is possible that you would have realized less of a loss or no loss if the Performance Lock had occurred at a later time, or if the Segment Option was not locked. Because the Performance Lock Value is based on the Equity Adjustment, the Performance Lock Value may be less than the Segment Value on the Segment Start Date even when the value of the Reference Index has increased or has declined by less than the Buffer Rate. Under extreme circumstances, you could lose up to 100% of your investment from a negative Equity Adjustment on money allocated to an Index-Linked Segment Option.

Access to Your Money
    During the Accumulation Phase before any Death Benefit becomes payable, you may access your Contract Value by surrendering the Contract or taking a partial Withdrawal. Partial Withdrawals will reduce your Contract Value and the potential for positive Segment Credits that you may receive. Proceeds payable on a partial Withdrawal or surrender may also be subject to Withdrawal Charges, Interest Adjustments and Equity Adjustments, and an additional 10% federal tax penalty if made before the Owner is age 59½.

Death Benefit
    During the Accumulation Phase, your Contract pays your beneficiaries a Death Benefit if the Owner dies or, if the Owner is a non-natural person (like a trust), the Annuitant dies. During the Withdrawal Charge Period, the Death Benefit is equal to the greater of:
1.The Purchase Payment less net proceeds from prior Withdrawals; and
2.The Interim Value on the date of death.

    After the Withdrawal Charge Period, the Death Benefit will be equal to the Interim Value on the date of death. Net proceeds from prior Withdrawals are equal to the Contract Value withdrawn after the application of Withdrawal Charges, Interest Adjustments, and Equity Adjustments. Withdrawals do not include any Segment Fee amounts.

If the Owner is changed or a new Owner is added during the Withdrawal Charge Period, the Death Benefit will be equal to the Interim Value on the date of death.

Interim Value Adjustments
Any Withdrawal (including Free Withdrawal amount or surrender of your Contract) or payment of a Death Benefit from an Index-Linked Segment Option on any date prior to the Segment End Date will be subject to an Equity Adjustment. Any Withdrawal or payment of a Death Benefit during the first six Contract Years will be subject to an Interest Adjustment. You could lose a significant amount of money due to the application of these adjustments. The Equity Adjustment will generally be negatively affected by poor market performance, increases in volatility of index prices, and decreases in interest rates. The Interest Adjustment will generally be negatively affected by increases in interest rates. The Interim Value may be less than the amount allocated to the Segment Options or less than the amount you would receive had you held amounts allocated to Segment Options until the Segment End Dates. All other factors being equal, the Interim Value will be lower the earlier a Withdrawal or surrender is made during a Segment Term Period.

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3. Key Information

	FEES, EXPENSES	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you surrender your Contract or make a partial Withdrawal from the Contract greater than the Free Withdrawal amount during the first six Contract Years, you will be assessed a Withdrawal Charge of up to 8% of the Contract Value withdrawn less the Free Withdrawal amount. For example, if you make a withdrawal of $100,000 in the first Contract Year, you could pay a withdrawal charge of up to $8,000. This loss will be greater if there is a negative adjustment to the Interim Value, taxes, or tax penalties.

If you make a Withdrawal from your Contract, including a partial Withdrawal, Surrender, payment of a Death Benefit,annuitization, or exercise a Performance Lock, your Contract Value may be subject to an Equity Adjustment. Amounts withdrawn from any Segment Option during the first six Contract Years will be subject to an Interest Adjustment.

In extreme situations you could lose up to 100% of your Segment Value due to a negative Interest Adjustment on money allocated to an Index-Linked Segment Option.. For example, if you allocate $100,000 to a 2-year Index-Linked Segment Option and during the first six Contract Years withdraw the entire amount before the 2-year Segment Term Period has elapsed, you could lose up to $100,000 due to a negative Interest Adjustment. This loss will be greater (but never more than 100% of your investment) if you also pay a Withdrawal Charge, taxes or tax penalties.

In extreme circumstances you could also lose up to 100% of your Segment Value due to a negative Equity Adjustment on money allocated to an Index-Linked Segment Option. For example, if you allocate $100,000 to a 2-year Index-Linked Segment Option and during the first six Contract Years withdraw the entire amount before the 2-year Segment Term Period has elapsed, you could lose up to $100,000 due to a negative Equity Adjustment. This loss will be greater (but never more than
100% of your investment) if you also pay a Withdrawal Charge,taxes or tax penalties.

Fee Table

Charges and Adjustments – Withdrawal Charges

Charges and Adjustments – Interest Adjustment

Charges and Adjustments –Equity Adjustment;

Appendix B - Segment Interim Value Examples

Appendix C - Performance Lock Examples

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Are There Transaction Charges?	No. The Contract does not impose any front-end load or charge on transfers between investment options.	N/A
Are There Ongoing Fees and Expenses?
Yes. The Contract imposes a Segment Fee on amounts allocated to Index-Linked Segment Options.

In addition, there is an implicit ongoing fee on the Index-Linked Segment Options to the extent that your participation in index gains is limited by the Cap Rate or a Performance Lock that may be exercised for each Point-to-Point, Milestone Lock, and Performance Blend Segment Option. This means that your returns may be lower than index gains. In return for accepting this limit on index gains, you will receive some protection from index losses. This implicit fee is not reflected in the table below.

The table below describes the fees and expenses that you may pay each year depending on the Segment Options you choose. Please refer to your Contract Schedule for further information about the specific fees you will pay each year based on the options you have elected.

Fee Table Charges and Adjustments – Segment Fees

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Annual Fee	Minimum	Maximum
Base Contract[1]	0.95%	0.95%
[1]The Base Contract consists of the Segment Fee. The Segment Fee is calculated as a percentage of the Segment Fee Base for each Segment Option.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes you do not take any Withdrawals from the Contract, which could add Withdrawal Charges and negative adjustments to Segment Value that substantially increase costs.

Lowest Annual Cost: $888.46	Highest Annual Cost: $888.46
Assumes: - Investment of $100,000 - 5% annual appreciation - No Withdrawal charge No additional Purchase Payments, transfers, or withdrawals	Assumes: - Investment of $100,000 - 5% annual appreciation - No Withdrawal charge - No additional Purchase Payments, transfers, or withdrawals
RISKS			Location in Prospectus

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Is There a Risk of Loss from Poor Performance?
Yes. You could lose money by investing in the Contract. Currently, each Index-Linked Segment Option offered has a Buffer Rate of 10% or 20%. This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, and up to 80% with a 20% Buffer Rate. For currently offered Index-Linked Segment Options, the Buffer Rate will always be at least 10%. For any future Index-Linked Segment Options offered under this Contract, the Buffer Rate will always be at least 5%. With a 5% Buffer Rate, you could lose up to 95% of the amount you invest in an Index-Linked Segment Option due to poor investment performance.
Principal Risks of Investing in the Contract - Risk of Loss
Is this a Short-Term Investment?
No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the Contract as a short-term investment. Withdrawals may be subject to a Withdrawal Charge, federal and state income taxes and tax penalties. Withdrawals from an Index-Linked Segment Option before the Segment End Date may also be subject to a negative Equity Adjustment and Withdrawals taken from any Segment Option during the first six Contract Years may be subject to a negative Interest Adjustment.
Segment Value in an Index-Linked Segment Option will be re-allocated following the Segment End Date according to your instructions. Any amounts withdrawn will also reduce your future growth potential from positive index performance because any subsequent positive Segment Credits will be lower due to the reduction in the Contract Value. If you want to transfer the Segment Value to one or more Segment Options, you must notify us at least two Business Days prior to the next Segment Start Date. If you do not request a transfer of Segment Value on the Segment End Date, your Segment Value will remain in the same Segment Option(s), subject to new Cap Rates, Participation Rates and Annual Interest Rates. If you exercise a Performance Lock and do not instruct us otherwise, transfers between Segment Options at the next Segment End Date will be governed by the default re-allocation rules. Please see the “Performance Lock” section for more information.
Principal Risks of Investing in the Contract - Liquidity Risk

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What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Reference Index for the Index-Linked Segment Options under the Contract. Each Segment Option, including the Fixed Segment Option, will have its own unique risks. You should review the Segment Options before making an investment decision.

For investments in a Point-to-Point, Milestone Lock, and Performance Blend Segment Option, the Cap Rate will limit positive index performance (e.g., limited upside). For example, if an Index-Linked Segment Option has a Cap Rate of 8% and the Index Change is 12%, the Segment Credit on the Segment End Date would be 8%.

In addition, if you exercise the Performance Lock provision on an Index-Linked Segment Option, you will not participate in any positive index performance that occurs following the application of the Performance Lock.

As a result, you may earn less than the index gain.

For investments in an Index-Linked Segment Option, the Buffer Rate will limit negative returns (e.g., limited protection in the case of market decline). For example, if the Index-Linked Segment Option has a Buffer Rate of 10% and the Index Change is −25%, we will absorb the first 10% of negative index performance, and the Segment Credit will be -15% (the remaining amount of the negative index performance) on the Segment End Date; and

Each Reference Index other than the Shiller Barclays CAPE® Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Reference Index. This will reduce the Index Change and will cause the Reference Index to underperform a direct investment in the securities composing the Reference Index. The returns on the Shiller Barclays CAPE® Index are net of a 0.95% annualized fee, which will cause the index to underperform a direct investment in securities composing the index.

Principal Risks of Investing in the Contract

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What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to risks related to the Company. Any payment obligations under the Contract, including the Index-Linked Segment Options and the Fixed Option, guarantees and benefits, are subject to the Company’s claims-payment ability. You may obtain more information about the Company’s financial strength by contacting us at (888) 266-8489.
Principal Risks of Investing in the Contract - Our Financial Strength and Claims Paying Ability
	RESTRICTIONS	Location in Prospectus

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Are There Restrictions on the Investment Options?
Yes. You cannot transfer out of an Index-Linked Segment Option to another Segment Option prior to the Segment End Date. If you do not want to remain in an Index-Linked Segment Option until the Segment End Date, your only options are to exercise a Performance Lock, make a Withdrawal out of an Index-Linked Segment Option, or surrender the Contract. The amount you would receive would be based on the Interim Value. For Withdrawals and surrenders, Withdrawal Charges may also apply.

We will notify you of the Cap Rate and Participation Rate for the new Segment Term Period for each Index-Linked Segment Option at least 15 days prior to the Segment End Date of the prior Segment Term Period. You may elect a Segment Option with a six-year Segment Term Period only during the first Contract Year. The Performance Blend and Milestone Segment Options are available only with a six-year Segment Term Period. Six-year Segment Option are not available for renewal Two-year Segment Options are not available for renewal after the first six Contract Years. Segment Options available beyond the Withdrawal Charge Period will be limited to one-year Segment Term Periods. If you do no request a transfer or withdraw the Segment Value, Segment Options with six-year and two-year Segment Term Periods ending on or after the last day of the Withdrawal Charge Period will follow the default re-allocation rules noted in Appendix A.

If the publication of a Reference Index is discontinued or the calculation of the Index is substantially changed, we have the right to substitute an alternative index prior to the Segment End Date. If we substitute an index for an existing Index-Linked Segment Option during a Segment Term Period, we will not change the Buffer Rate, Cap Rate or the Participation Rate. We will attempt to choose a new index that has a similar objective and risk profile to the existing Reference Index.

The Insurance Company and Investment Options - The Segment Options Principal Risks of Investing in the Contract -Discontinuation or Substitution of an Index

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Are There Any Restrictions on Contract Benefits?
Yes.
•There are restrictions and limitations relating to benefits offered under the Contract (Death Benefit, Free Withdrawals, Required Minimum Distributions, Performance Lock, Confinement Waiver, Terminal Illness Waiver).
•Except as otherwise provided in the prospectus, the Confinement Waiver, Terminal Illness Waiver, and Guaranteed Minimum Death Benefit may not be terminated by the Company. Please see the “Confinement Waiver”, “Terminal Illness Waiver”, and “Death Benefit” sections for information about actions that can cause these benefits to terminate.
•Withdrawals will reduce the Death Benefit, perhaps by more than the amount withdrawn.

Benefits Available Under the Contract Appendix D -State Variation Chart
	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a Withdrawal from the Contract. There is no additional tax benefit to the investor if the Contract is purchased as a Qualified Contract.
Taxes
	CONFLICTS OF INTEREST	Location in Prospectus
How are Financial Professionals Compensated?
Some financial professionals may receive compensation for selling the Contract to you, both in the form of commissions and in the form of production incentives as explained in the “Distribution” section. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this Contract over another investment.
Other Information - Distribution
Should I Exchange My Contract?
Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing Contract.
Other Information - Distribution

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4. Fee Table

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making Withdrawals from a Segment Option or from the Contract. Please refer to your Contract Schedule for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you buy the Contract, surrender or make Withdrawals from a Segment Option or from the Contract, or transfer Contract Value between Segment Options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Withdrawal Charge (as a percentage of the amount withdrawn)[1,2]	8%
Transfer Fee	None

1The Withdrawal Charge percentage is deducted upon a withdrawal of amounts in excess of the 10% Free Withdrawal amount. For a complete description of charges, please see Charges and Adjustments – Withdrawal Charges in the prospectus and Appendix D- State Variation Chart.

2The amount of the Withdrawal Charge decreases over time, measured from the date the Purchase Payment is credited to the Contract. The Withdrawal Charge percentages are shown below.

Contract Years Since Purchase Payment	1	2	3	4	5	6	7+
Withdrawal Charge (%)	8%	8%	7%	6%	5%	4%	0%

The next table describes the adjustments, in addition to any transaction fees, that apply if all or a portion of the Contract Value is removed from a Segment Option or from the Contract before the expiration of a specified period.

Adjustments
Maximum Potential Loss Due to Equity Adjustment (as a percentage of Contract Value on the Segment Start Date)[1]	100%
Maximum Potential Loss Due to Interest Adjustment (as a percentage of Contract Value withdrawn from an Index-Linked Segment Option)[2]	100%

1 Contract transactions subject to an Equity Adjustment are a partial Withdrawal, a Required Minimum Distribution, a surrender of your Contract, payment of a Death Benefit, a Performance Lock, or the application of Interim Value to a Settlement Option from an Index-Linked Segment Option on any date before the Segment Term End Date. See Charges and Adjustments – Interest Adjustment and Equity Adjustment for more information.

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2 Withdrawals from your contract (including both partial Withdrawals and a surrender of your contract) during the f irst six years will be subject to an Interest Adjustment. The Fixed Segment Option is subject to Standard Nonforfeiture Law for Individual Deferred Annuities, and a negative Interest Adjustment will not cause the amount payable upon Withdrawal from the Fixed Segment Option to be less than the minimum nonforfeiture amount required by the laws of the state in which it was issued. See Charges and Adjustments – Interest Adjustment and Equity Adjustment for more information.

The next table describes the fees that you will pay each year during the time that you own the Contract.

Annual Contract Expenses
Administrative Expenses	None
Base Contract Expenses (as a percentage of average account value or Contract Value)[1]	0.95%
Optional Benefit Expenses (as a percentage of benefit base or other (e.g., average account value)	None

1Base Contract Expenses consist of the Segment Fees. Segment Fee is calculated as a percentage of the Segment Fee Base for each Segment Option.

In addition to the fees described above, we may limit the amount you can earn on the Index-Linked Segment Options. This means your Segment Credits may be lower than the positive Index Change. In return for accepting this limit on index gains, you will receive some protection from index losses.

5. General Description of Contracts

Owner, Joint Owners
    Owner means the person entitled to the ownership rights under the Contract, as named in the application. The Owner names the Annuitant or Joint Annuitant. If Joint Owners are named, as permitted for Non-Qualified Contracts only, all references to Owner shall mean Joint Owners. Joint Owners must be one another’s Spouse as of the Contract Date and must both be natural persons. All rights described in your Contract may be exercised by you, subject to the rights of any assignee on record with us and any irrevocably named Beneficiary. You may request to change an Owner by Notifying us. We will not be bound by an assignment until we acknowledge it. If your Contract is assigned, the assignment will take effect as of the date you signed the Notice, unless you specify otherwise, subject to any payments made or actions taken by us prior to receipt of this Notice. We have no liability under any assignment for our actions or omissions done in good faith. We shall not be liable for any tax consequences you may incur due to a change of Owner designation.

Annuitant, Joint Annuitants
    The Annuitant is the natural person named on the Contract Schedule. The Annuitant is the person whose life determines the Annuity Payments made under your Contract. We will allow you to name two natural persons on the application to serve as Joint Annuitants.

Beneficiary
    The following rules apply unless otherwise permitted by us in accordance with applicable law:
•No Beneficiary has any rights in your Contract until the Beneficiary is entitled to the Death Benefit. If the Beneficiary, including an irrevocable Beneficiary, dies before that time, all rights of that Beneficiary will end at their death.
•If no Beneficiary has been named or if no Beneficiary is alive at the time of death of the Owner or Annuitant whose death caused the Death Benefit to be payable, then the Beneficiary is the estate of the deceased Owner or Annuitant whose death caused the Death Benefit to be payable. If the death of both Joint Annuitants or Joint Owners, as applicable, occurs simultaneously, the estates of both will be the Beneficiary in equal shares. This paragraph does not apply if there is a named Beneficiary and such

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Beneficiary is an entity.
•If you have not designated how the Death Benefit is to be distributed and two or more Beneficiaries are entitled to the Death Benefit, the surviving Beneficiaries and any Beneficiaries that are entities will share the Death Benefit equally.
•Unless you Notify us otherwise, if you have designated how the Death Benefit is to be distributed and a Beneficiary dies prior to the time such Beneficiary is entitled to the Death Benefit, the portion of the Death Benefit designated to the deceased Beneficiary will be divided among the surviving Beneficiaries and Beneficiaries that are entities on a pro rata basis. In other words, each surviving Beneficiary’s or each entity Beneficiary’s interest in the Death Benefit will be divided by the sum of the interests of all such surviving or entity Beneficiaries to determine the percentage each Beneficiary will receive of the deceased Beneficiary’s original interest in the Death Benefit.

Change of Annuitant
    Prior to the Annuity Date, you may change the Annuitant by Notifying us. A change will take effect as of the date you signed the Notice. The Annuitant may not be changed in a Contract which is owned by a non-natural person, unless the Contract is being continued by a surviving spouse as sole Beneficiary.

    The Annuitant cannot be changed on or after the Annuity Date.

Change of Beneficiary
    Prior to the date the Death Benefit becomes payable, you may change a Beneficiary by Notifying us. You may name one or more contingent Beneficiaries. The interest of any named irrevocable Beneficiary cannot be changed without the written consent of that Beneficiary. A change will take effect as of the date you signed the Notice. Any change is subject to payment or other action taken by us before the Notice was received by us.

State Specific Contract Considerations
    The Contract and its Endorsements will be issued in accordance with the laws of the state in which it was issued. Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. State specific legal requirements, among other things, may impact the following features:
•Right to Cancel Period;
•Issue Age Limitations;
•Withdrawal Charge Schedule;
•Annuity Date Provisions;
•Terminal Illness and Confinement Waivers; and
•Availability of Certain Features.

    This prospectus describes the material rights and obligations of an Owner. It also sets forth the maximum fees and charges for all Contract features and benefits. See the “Charges and Adjustments” section for additional information. Material state variations are disclosed in the attached “Appendix D - State Variation Chart”. You should read and retain your Contract, amendments, and/or endorsements along with a copy of this prospectus.

The Separate Account
    The Separate Account, in which we hold reserves for obligations we provide under the Contract, is established under Iowa law. The portion of the assets of the Separate Account equal to the reserves and other Contract liabilities with respect to the Separate Account will not be chargeable with liabilities arising out of any other business we conduct. Owners do not participate in the performance of assets held in the Separate Account and do not have any claim on such assets. The Separate Account is not registered under the Investment Company Act of

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1940.
    We own the assets of the Separate Account, as well as any favorable investment performance on those assets. We are obligated to pay all money we owe under the Contract. If the obligation exceeds the assets of the Separate Account, funds will be transferred to the Separate Account from our General Account. We may, as permitted by applicable State law, transfer all assets allocated to the Separate Account to our General Account. We guarantee all benefits relating to your value in the Contract, regardless of whether assets supporting it are held in the Separate Account or our General Account. An Owner should look to the financial strength of the Company for its claims-paying ability to pay amounts owed under the contract . Our current plans are to invest assets held in the Separate Account in debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues and derivative instruments. We may also invest in interest rate swaps. We, however, are not obligated to invest the assets according to any particular plan, except as we may be required to by applicable State insurance laws.

The General Account
    The General Account holds all our assets other than assets in our Separate Accounts. The General Account assets support the guarantees under the Contract as well as our other general obligations. The General Account is not registered under the Investment Company Act of 1940. The guarantees in your Contract are subject to the Company’s financial strength and claims-paying ability. The General Account is subject to the regulation and supervision by the Iowa Insurance Department and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.

    Assets in the General Account are not segregated for the exclusive benefit of any particular Contract or obligation. General Account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Segment Options to which you may allocate your Contract Value.

Amendments to the Contract
    The Contract may be amended to conform to changes in applicable law or interpretations of applicable law. Changes in the Contract may need to be approved by the state insurance departments. The consent of the Owner to an amendment will be obtained to the extent required by applicable law.

Misstatement of Age or Gender
    If the age of an Owner or Annuitant has been misstated and, as of your Contract Date, their correct age exceeded the maximum issue age permitted by the Company , we will refund the Purchase Payment paid less any prior Withdrawals or distributions and we will void your Contract. The maximum issue age for the Contract is 84.

    If the age or gender of an Annuitant has been misstated (but the age as of the Contract Date did not exceed the maximum issue age noted above ), the amount we will pay will be that which the Purchase Payment paid would have purchased if the correct age and gender had been stated. Age will be calculated as the age at the last birthday of that Annuitant. Any underpayments made by us will be immediately paid in one sum with interest compounded at the rate of 1.00% per year. Any overpayments made by us will be charged against the next succeeding Annuity Payment or payments with interest compounded at the rate of 1.00% per year.

6. Purchases and Contract Value
    You are required to purchase the Contract through a registered representative of a broker-dealer that has a selling agreement with our principal underwriter, Athene Securities. Athene Securities is a wholly owned subsidiary of Athene Holding Ltd. (Athene). The Contract may not be available through all selling broker-dealers. Some selling broker-dealers may not offer and/or limit the offering of certain features or options as well as limit the availability of Contracts, based on issue age or other criteria established by the selling broker-dealer.

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    The Contract is a Single Purchase Payment Index-Linked Deferred Annuity. The Contract may be individually or jointly owned. The Contract issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences may include rights to cancel, issue age limitations, and the general availability of certain features. This prospectus describes the material rights and obligations of an Owner. It also sets forth the maximum fees and charges for all Contract features and benefits. All material state variations to the Contract, as well as state variations to the Right to Cancel, are disclosed in the attached “Appendix D - State Variation Chart”. You should read and retain your Contract, amendments, and or/endorsements along with a copy of this Prospectus.

    The Contract has two periods: an Accumulation Phase and an Annuity Phase. During the Accumulation Phase, the Contract Value accrues Segment Credits on a tax-deferred basis based on the Segment Options that you select. If you select Index-Linked Segment Options, the Segment Credits may be positive or negative based on the performance of the Reference Index. The Contract Value may also grow on a tax-deferred basis based on a declared Annual Interest Rate associated with the Fixed Segment Option. You will be taxed on Contract gains when you make a Withdrawal or receive an Annuity Payment. An Interest Adjustment will apply if you take a Withdrawal at any time during the first six Contract Years, including on a Segment End Date. An Equity Adjustment will apply if you take a Withdrawal from an Index-Linked Segment Option on any date other than a Segment End Date. Contract Withdrawals taken during the first six years of the Contract are subject to a Withdrawal Charge of up to 8%.

    The Annuity Phase commences when you or a designated payee begin receiving Annuity Payments under the Contract. At the start of the Annuity Phase, you can choose a Settlement Option offered under the Contract. Annuity Payments will start on the Annuity Date and continue based on the Settlement Option you elect. The Contract offers Annuity Payments based on the life of the Annuitant or Joint Annuitant or on any other basis acceptable to the Company. The Annuity Phase ends when we make the last Annuity Payment under your selected Settlement Option.

Purchasing the Contract
     The minimum issue age permitted by the Company is 0. The maximum issue age permitted by the Company is 84. These age limitations apply to Owners (if natural persons) and Annuitants.

The Purchase Payment is the amount you pay to us under your Contract. The minimum Purchase Payment without prior approval by the Company is $10,000. The Purchase Payment cannot exceed $1,000,000 without prior approval by the Company. We do not accept additional Purchase Payments.

    Once we receive your Purchase Payment and all necessary information in Good Order at our Administrative Office, we issue the Contract and allocate your payment to the Holding Account. A request is in Good Order if it contains all the information we require to process the request. If you do not give us all the information we need, we will contact you or your Financial Professional.

    If you have questions about the information we require, or whether you can submit certain information by fax, email, or over the web, please contact our Administrative Office.

    We do not begin processing your application or Purchase Payment until we receive it at our Administrative Office. A Purchase Payment is “received” when it arrives at our Administrative Office at the address listed in the Glossary regardless of how or when you submitted the payment. If we receive a Purchase Payment at the wrong address, we will send it to the address listed in the Glossary, which may delay processing.

    We are not liable for applications that we do not receive. A manually signed application sent by fax, email or over the web is considered the same as an application delivered by mail. Our electronic systems (fax, email or website) may not always be available; any electronic system can experience outages or slowdowns which may delay

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application processing. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you experience problems, please submit your application by mail to our Administrative Office. We reserve the right to discontinue or modify our electronic application policy at any time and for any reason.

Allocation of Purchase Payment
    You may allocate your Purchase Payment to any available Segment Option based on the Segment Allocation Percentages you select. Your Segment Allocation Percentages must be whole percentages ranging from 0% to 100%, and the sum of the Segment Allocation Percentages must equal 100% at all times. You must submit your Segment Allocation Percentages on the Segment Allocation Form with your application, which will establish your Segment Allocation Percentages on the Contract Date. After the Contract Date, you may change your Segment Allocation Percentages by transferring all or part of your Segment Value to another Segment Option on any Segment End Date. Please see the “Transfers Between Segment Options by Request” section for details on how to transfer among available Segment Options after the initial Segment Term Period.

    On the Contract Date, the Purchase Payment will be placed in the Holding Account where it will earn daily interest at a rate equal to the daily Holding Account Fixed Interest Rate. The Purchase Payment will be held in the Holding Account and accrue interest from the Contract Date to the day before the Segment Start Date. Contracts which have been issued through the end of the Business Day prior to a scheduled Segment Start Date will participate in that Segment Start Date. Contracts which have been issued on or after a scheduled Segment Start Date will participate in the following Segment Start Date. Please see the “Setting Your Segment Start Date, Segment End Date, and Observation Dates” section for details on how Segment Start Dates are determined. On the Segment Start Date, your Contract Value in the Holding Account will be transferred to the Segment Options based on the Segment Allocation Percentages you select.

Example 1
    The Contract is issued (in Good Order) when funds equal to $100,000 are received on the 2nd of the month. The next available Segment Start Date is on the 8th of that month. The funds will be immediately allocated to the Holding Account and accumulate at a Holding Account Fixed Interest Rate of 2%. $100,000 accumulated with six days of interest (from the 2nd through the 7th) equates to $100,032.56 = $100,000 x (1 + 2%)^(6/365). On the 8th of the month, $100,032.56 will be allocated to the Segment Options in accordance with the Segment Allocation Percentages specified in the Segment Allocation Form. The table below shows an example allocation.

Segment Option	Crediting Method	Buffer Rate	Segment Term Period	Index	Allocation %	Value on Segment Start Date
Fixed	Fixed	-	-	-	10%	$10,003.26
Index-Linked	Point-to-Point	10%	1-Year	S&P 500®	20%	$20,006.51
Index-Linked	Point-to-Point	10%	1-Year	Russell 2000®	20%	$20,006.51
Index-Linked	Point-to-Point	10%	2-Year	S&P 500®	40%	$40,013.02
Index-Linked	Milestone Lock	10%	6-Year	S&P 500®	10%	$10,003.26
Total					100%	$100,032.56

Setting Your Segment Start Date, Segment End Date, and Observation Dates

There are two dates each month when a new Segment Term Period may start. Your initial Segment Term Period will start on the 8th or 22nd day of the month, at which time your Purchase Payment plus any Holding Account interest will be allocated to the Segment Option(s) you have selected. Contracts which have been issued

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through the end of the Business Day prior to a scheduled Segment Start Date will participate in that Segment Start Date. Contracts which have been issued on or after a scheduled Segment Start Date will participate in the following Segment Start Date.

If the intended date for the initial Segment Start Date is not a Business Day, the Index Price from the prior Business Day will be used. If the date for the Segment End Date is not a Business Day, the Index Price from the prior Business Day will be used. For Milestone Lock Segment Options, if the date for an Observation Date is not a Business Day, the Index Price from the prior Business Day will be used. The Segment End Date for maturing Segments will coincide with the next Segment Start Date. Below are some examples showing the effect holidays and weekends have on selecting the Index Prices for the Segment Start Date, Observation Dates, and Segment End Date.

If Segment End Date is scheduled on a holiday:	**Segment End Date Index Price will be from:**	**Next Segment Start Date Index Price will be from:**
Wednesday, the 8th	Tuesday, the 7th	Tuesday, the 7th
If Segment End Date is scheduled on a weekend:	**Segment End Date Index Price will be from:**	**Next Segment Start Date Index Price will be from:**
Saturday, the 22nd	Friday, the 21st	Friday, the 21st

If initial Segment Start Date is scheduled on a holiday:	**Initial Segment Start Date Index Price will be from:**
Friday, the 22nd	Thursday, the 21st
If initial Segment Start Date is scheduled on a weekend:	**Initial Segment Start Date Index Price will be from:**
Sunday, the 8th	Friday, the 6th

If an Observation Date is scheduled on a holiday:	**The Observation Date Index Price will be from:**
Thursday, the 8th	Wednesday, the 7th
If an Observation Date is scheduled on a weekend:	**The Observation Date Index Price will be from:**
Sunday, the 22nd	Friday, the 20th

Right to Cancel
    You will have 20 days to review your Contract after you receive it (the “Right to Cancel Period”). State variations may apply and may require that you have more than 20 days to review the Contract (See the “State Specific Contract Considerations” section for more information).
    If you exercise your right to cancel, the Contract will terminate and we will refund your Purchase Payment less any Withdrawals, unless applicable state or federal law requires otherwise. No Withdrawal Charge, Interest Adjustment, or Equity Adjustment will apply, and Segment Fees will not be deducted, if you exercise your right to cancel your Contract during this period. Surrendering the Contract during the Right to Cancel Period could have tax consequences. Please consult with your Financial Professional and/or tax advisor for more information.

Contract Values
    Withdrawals from Contract Value will be subject to an Interim Value calculation and the deduction of any applicable Withdrawal Charge. The proceeds you receive from the Withdrawal in the form of a partial Withdrawal, a surrender of the Contract, or the payment of the Death Benefit will be calculated by applying the Interim Value calculation to the Contract Value, as described below, and deducting any applicable Withdrawal Charge from the

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Interim Value.

    We will calculate your Interim Value at the end of each Business Day and will publish the value on our customer portal (www.athene.com/MyAthene -login ) on the following Business Day. We reserve the right to not publish the Interim Value for any reason we choose. You may determine the Interim Value as of the previous Business Day by calling our Administrative Office. The Interim Value is equal to the sum of the Segment Interim Values.

The Contract Value at any time is equal to the sum of the Segment Values.

Segment Value
The Segment Value for any Segment Option on the initial Segment Start Date is the amount of the Purchase Payment and Holding Account interest allocated to the Segment Option. On any other day, your Segment Value for a Segment Option is equal to A - B + C + D - E - F, where:
A is the Segment Value as of the previous day;
B is the Segment Fee amount deducted from the Segment Option on this date;
C is the amount of any Segment Credit applied to the Segment Option on this date;
D is any amount transferred from your Contract’s other Segment Options to this Segment Option on this date;
E is any amount transferred from this Segment Option to your Contract’s other Segment Options on this date; and
F is any Withdrawals deducted from the Segment Option on this date.

    Index-Linked Segment Option Segment Credits will be applied only on a Segment End Date. Transfers to and from a Segment Option will occur only on a Segment End Date, except for a transfer to the Fixed Segment Option due to the exercise of a Performance Lock.

    Segment Credits applied to your Segment Value and any transfer requests will be reflected on your next account statement. You may determine the amount of any Segment Credit that has accrued to the Fixed Segment Option by calling our Administrative Office. Unless you have requested t ransfers, exercised a Performance Lock , or taken a Withdrawal, your Segment Value at the beginning of the new Segment Term Period will equal your Segment Value as of the Segment End Date after the application of the Segment Credit and Segment Fees.

7. The Insurance Company and Investment Options

The Insurance Company
    Athene Annuity and Life Company is a life insurance company organized under the laws of Iowa. The statutory home office of the Company is 7700 Mills Civic Parkway, West Des Moines, Iowa 50266. The telephone number of the Company is (888) 266-8489.

The Segment Options
    The portion of a Purchase Payment allocated to an Index- Linked Segment Option is placed in the Separate Account, where it may be invested in debt securities and derivative instruments that hedge market risks associated with the Company’s contractual obligation to pay Segment Credits on the Segment End Date. You do not participate in the investment performance of the Separate Account; nor do you have any claim on the assets held in the Separate Account.

The portion of a Purchase Payment allocated to the Fixed Segment Option is placed in the Separate

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Account, where it is invested in debt securities. You do not participate in the investment performance of the Separate Account; nor do you have any claim on the assets held in the Separate Account.

For a list of Index-Linked Segment Options and Fixed Segment Options that are currently available, please see Appendix A: Investment Options Available Under the Contract.

The Buffer Rates offered on available Index-Linked Segment Options at issue are stated in your Contract Schedule. Currently, each Index-Linked Segment Option offered has a Buffer Rate of 10% or 20% This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, and up to 80% with a 20% Buffer Rate. For currently offered Index-Linked Segment Options, the Buffer Rate will always be at least 10%. For any future Index-Linked Segment Options offered under this Contract, the Buffer Rate will always be at least 5%. With a 5% Buffer Rate, you could lose up to 95% of the amount you invest in an Index-Linked Segment Option due to poor investment performance. For a list of all Buffer Rates available, please see Appendix A: Investment Options Available Under the Contract.
You may elect a Segment Option with a six-year Segment Term Period only during the first Contract Year. The Performance Blend Segment Option and Milestone Lock Segment Option are available only with a six-year Term Period. Six-year Segment Options are not available for renewal. Two- y ear Segment Options are not available for renewal after the first six Contract Years.

Fundamentals of the Point-to-Point Crediting Method
    The Point-to-Point Crediting Method is used on Point-to-Point Segment Options. A Segment Option using the Point-to-Point Crediting Method captures performance of the Reference Index from the Segment Start Date to the Segment End Date by measuring the percentage change in the value of the Reference Index between those dates (subject to the applicable Cap Rate and Participation Rate). The value of the Reference Index at intermediate points during the Segment Term Period is not reflected in the determination of Segment Credits. The Cap Rate and Participation Rate are established at the beginning of the Segment Term Period and do not change for the length of the Segment Term Period. For Segment Term Periods greater than one year, the Cap Rate and Participation Rate apply to the entire multi-year Segment Term Period, not to each year during the Segment Term Period.

    An Index-Linked Segment Option using the Point-to-Point Crediting Method will have the following crediting factors that determine the Segment Credit:
•Cap Rate - Maximum positive Index Change we will use in the calculation of the Segment Credit;
•Participation Rate - Percentage multiplied by a positive Index Change, subject to the Cap Rate, to calculate the Segment Credit;
•Segment Term Period - Period of time over which the change in the Reference Index is calculated;
•Buffer Rate - Maximum negative Index Change the Company will absorb before applying a negative Segment Credit to your Segment Value. A negative Segment Credit will apply for any negative Index Change in excess of the Buffer Rate; and
•Index Price - Closing price of the Reference Index on a Segment Start Date and Segment End Date, used to calculate the Index Change.

    The Buffer Rate establishes the amount of negative index performance that we will absorb before we apply a negative Segment Credit to the Segment Value on a Segment End Date. For the Point-to-Point Crediting Method, a negative Segment Credit will apply for any negative Index Change in excess of the Buffer Rate. Theoretically, for a Segment Option with a 10% Buffer Rate, the negative Index Change that is used to calculate the Segment Credit percentage may be as high as 90%, which could lead to substantial loss of principal and previously credited Segment Credits. The ongoing deduction of Segment Fees and any applicable Withdrawal Charges, Interest Adjustments, and Equity Adjustments could also result in a loss of principal greater than 90%. Please see the below examples for a

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demonstration of the mechanics of the Point-to-Point Crediting Method.

    The following grid describes how the Cap Rate, Participation Rate, and Buffer Rate will impact the Segment Credit for this particular Crediting Method, depending on index performance:

Index Change	Segment Credit percentage (payoff profile)
Index Change over the Segment Term Period is greater than or equal to the Cap Rate	Cap Rate multiplied by the Participation Rate
Index Change over the Segment Term Period is less than the Cap Rate but greater than zero	Index Change multiplied by the Participation Rate
Index Change over the Segment Term Period is less than zero by an amount that is less than the Buffer Rate(1)	Zero
Index Change over the Segment Term Period is less than zero by an amount that is more than the Buffer Rate(1)	Index Change plus Buffer Rate
(1) Buffer Rate is expressed as an Absolute (Positive) Amount

The following examples illustrate how we calculate Segment Credit percentages based on different levels of Index Change. All the examples assume no Withdrawals.

Example 2
The following examples illustrate how we calculate and credit interest under each index crediting methodology assuming hypothetical Index Returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
For the four scenarios below, assume the following:
•Cap Rate = 15%
•Participation Rate = 100%
•Segment Term Period = 1-Year
•Buffer Rate = 10%

Scenario	Index Price on Segment Start Date	Index Price on Segment End Date	Index Change	Segment Credit percentage
1	2,000	2,500	25%	15% (= 15% x 100%)
2	2,000	2,100	5%	5% (= 5% x 100%)
3	2,000	1,900	-5%	0%
4	2,000	1,500	-25%	-15% (= -25% + 10%)

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Example 3
    For the four scenarios below, assume the following:
•Cap Rate = 120%
•Participation Rate = 100%
•Segment Term Period = 6-Year
•Buffer Rate = 20%

Scenario	Index Price on Segment Start Date	Index Price on Segment End Date	Index Change	Segment Credit percentage
1	2,000	4,500	125%	120% (= 120% x 100%)
2	2,000	2,100	5%	5% (= 5% x 100%)
3	2,000	1,900	-5%	0%
4	2,000	1,500	-25%	-5% (= -25% + 20%)

Fundamentals of the Performance Blend Crediting Method
    The Performance Blend Crediting Method is used on Performance Blend Segment Options (only available with a six-year Segment Term Period). A Segment Option using the Performance Blend Crediting Method is determined based on Aggregate Index Change, as measured from the Segment Start Date to the Segment End Date, and the applicable Cap Rate, Participation Rate, and Buffer Rate. This Crediting Method calculates an Aggregate Index Change using three underlying indices, rather than an Index Change based on a single underlying index.
Performance Blend Segment Options use a weighted average return of the S&P 500®, Russell 2000®, and MSCI EAFE indices. The return is calculated based on the relative performance of the underlying indices, with 50% of the Segment Credit being based on the index with the best performance (i.e. the largest positive or least negative Index Change) on the Segment End Date, 30% of the Segment Credit being based on the index with the next best performance (i.e. next best positive or negative Index Change) on the Segment End Date and 20% of the Segment Credit being based on the index with worst performance (i.e. the largest negative Index Change on the Segment End Date, or, if no index had a negative Index Change, the index with the smallest positive Index Change) on the Segment End Date. The value of the Reference Index at intermediate points during the Segment Term Period is not reflected in the determination of Segment Credits. The Cap Rate and Participation Rate are established at the beginning of the Segment Term Period and do not change for the length of the Segment Term Period. The Cap Rate and Participation Rate apply to the entire multi-year Segment Term Period, not to each year during the Segment Term Period.
    An Index-Linked Segment Option using the Performance Blend Crediting Method will have the following crediting factors that determine the Segment Credit:
•Cap Rate - Maximum positive Aggregate Index Change we will use in the calculation of the Segment Credit;
•Participation Rate - Percentage multiplied by a positive Aggregate Index Change, subject to the Cap Rate, to calculate the Segment Credit;
•Index Allocation Percentages - The percentages used to calculate the portion of Index Change from each index that will be used in the Aggregate Index Change;
•Segment Term Period - Period of time over which the change in the Reference Index is calculated;
•Buffer Rate - Maximum negative Aggregate Index Change the Company will absorb before applying a negative Segment Credit to your Segment Value. A negative Segment Credit will apply for any Aggregate Index Change in excess of the Buffer Rate; and
•Index Price - Closing price of the Reference Index on a Segment Start Date and Segment End Date, used to calculate the Aggregate Index Change.

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    The Buffer Rate establishes the amount of negative Aggregate Index Change that we will absorb before we apply a negative Segment Credit to the Segment Value on a Segment End Date. For the Performance Blend Crediting Method, a negative Segment Credit will apply for any negative Aggregate Index Change in excess of the Buffer Rate. Theoretically, for a Segment Option with a 10% Buffer Rate, the negative Aggregate Index Change that is used to calculate the Segment Credit percentage may be as high as 90%, which could lead to substantial loss of principal and previously credited Segment Credits. The ongoing deduction of Segment Fees and any applicable Withdrawal Charges, Interest Adjustments, and Equity Adjustments could also result in a loss of principal greater than 90%. Please see the below examples for a demonstration of the mechanics of the Performance Blend Crediting Method.

    The following grid describes how the Cap Rate, Participation Rate, and Buffer Rate will impact the Segment Credit for this particular Crediting Method, depending on aggregate index performance of the three underlying indices:

Index Change	Segment Credit percentage (payoff profile)
Aggregate Index Change over the Segment Term Period is greater than or equal to the Cap Rate	Cap Rate multiplied by the Participation Rate
Aggregate Index Change over the Segment Term Period is less than the Cap Rate but greater than zero	Aggregate Index Change multiplied by the Participation Rate
Aggregate Index Change over the Segment Term Period is less than zero by an amount that is less than the Buffer Rate(1)	Zero
Aggregate Index Change over the Segment Term Period is less than zero by an amount that is more than the Buffer Rate(1)	Aggregate Index Change plus Buffer Rate
(1) Buffer Rate is expressed as an Absolute (Positive) Amount

Example 4
    For the four Performance Blend Segment Option scenarios below, assume the following:
•Cap Rate = 60%
•Participation Rate = 100%
•Index Allocation Percentage 1 = 50%
•Index Allocation Percentage 2 = 30%
•Index Allocation Percentage 3 = 20%
•Segment Term Period = 6-Year
•Buffer Rate = 10%

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	Index X		Index Y		Index Z
Scenario	Index Price on Segment Start Date	Index Price on Segment End Date	Index Price on Segment Start Date	Index Price on Segment End Date	Index Price on Segment Start Date	Index Price on Segment End Date	Aggregate Index Change	Segment Credit percentage
1	70	105	1,500	2,475	2,000	3,500	67%(1)	60% (=60% x 100%)(2)
2	70	77	1,500	1,575	2,000	1,850	5%	5% (= 5% x 100%)
3	70	65.8	1,500	1,372.5	2,000	1,940	-5%	0%
4	70	58.8	1,500	1,050	2,000	1,600	-20%	-10% (= -20% + 10%)

(1)Index X had an individual Index Change of (105/70)-1 = 50%, Index Y had an individual Index Change of (2475/1500)-1 = 65%, and Index Z had an individual Index Change of (3500/2000)-1 = 75%. Therefore, Index Z was the best performing index and uses Index Allocation Percentage 1. Index Y was the second best performing index and uses Index Allocation Percentage 2. Index X was the third best performing index and uses Index Allocation Percentage 3. The Aggregate Index Change is equal to (75% x 50%) + (65% x 30%) + (50% x 20%) = 67%
(2)Because the Aggregate Index Change is positive and above the Cap Rate, the Segment Credit percentage is equal to the Cap Rate times the Participation Rate

Fundamentals of the Milestone Lock Crediting Method
The Milestone Lock Crediting Method is used on Milestone Lock Segment Options (only available with a six-year Segment Term Period). A Segment Option using the Milestone Lock Crediting Method combines elements of the six-year and one-year Point-to-Point Segment Options. It guarantees a Cap Rate and Participation Rate for the full six-year Segment Term Period while also allowing the buffer protection to reset at intermediate points during the Segment Term Period if the index performance exceeds a predefined threshold percentage. Segment Options using the Milestone Lock Crediting Method provide the potential to capture gains (subject to the applicable Cap Rate and Participation Rate) and reset the buffer protection when the Reference Index performance exceeds a pre-defined threshold (the Milestone Threshold) at particular intermediate points (Observation Dates) during the Segment Term Period. The Cap Rate, Participation Rate, Milestone Threshold, and Observation Dates are established at the beginning of the Segment Term Period and do not change for the length of the Segment Term Period, which in the case of Milestone Lock Segment Options is one six-year period available only at the start of the Contract. The Milestone Threshold is the minimum Milestone Index Change required to capture a Milestone Credit Percentage on an Observation Date. The interval between Observation Dates is one year.

The Milestone Lock Crediting Method calculates Segment Credits based on any Milestone Credit Percentages that have been determined during the Segment Term Period. A Milestone Credit Percentage will be calculated on the Segment End Date and each time the Milestone Index Change is greater than or equal to the Milestone Threshold during the Segment Term Period.
The Segment Credit for a Segment Option using the Milestone Lock Crediting Method may be negative even if the Segment Option captures positive index performance through Milestone Credit Percentages on one or more Observation Dates as a result of index performance having exceeded the Milestone Threshold on those dates.

At the end of the six-year Segment Term Period, the Segment Credit percentage is calculated as follows:
•Add one to each Milestone Credit Percentage; then
•Multiply each of these sums together; then
•Subtract one from the result.

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If Reference Index performance does not exceed the Milestone Threshold on any Observation Date, the Milestone Lock Crediting Method will operate the same as the Point-to-Point Crediting Method. The Segment Credit will not be any lower than a Segment Credit for a six-year Point-to-Point Segment Option with equivalent Buffer Rate, Cap Rate, and Participation Rate.

    Theoretically, for a Segment Option using the Milestone Lock Crediting Method with a 10% Buffer Rate, the negative Milestone Index Change that is used in the Segment Credit percentage may be as high as 90%, which could lead to a substantial loss of principal and previously credited Segment Credits. The ongoing deduction of Segment Fees and any applicable Withdrawal Charges, Interest Adjustments, and Equity Adjustments could also result in a loss of principal greater than 90%. Please see the examples below for a demonstration of the mechanics of the Milestone Lock Crediting Method.

    An Index-Linked Segment Option using the Milestone Lock Crediting Method will have the following crediting factors that determine the Segment Credit:
•Cap Rate - Maximum positive Milestone Index Change we will use in the calculation of the Segment Credit. The Cap Rate will be applied when calculating each Milestone Credit Percentage;
•Participation Rate - Percentage multiplied by a positive Milestone Index Change, subject to the Cap Rate, to calculate the Segment Credit. The Participation Rate will be applied when calculating each Milestone Credit Percentage;
•Milestone Threshold - Minimum Milestone Index Change needed in order to determine a Milestone Credit Percentage;
•Segment Term Period - Period of time between the Segment Start Date and Segment End Date;
•Buffer Rate - Maximum negative Milestone Index Change the Company will absorb when calculating Segment Credits. A negative Milestone Credit Percentage will be used in the calculation of the Segment Credit if the final Milestone Index Change is negative in excess of the Buffer Rate; and
•Index Price - Closing price of the Reference Index on the Segment Start Date, Segment End Date, or Observation Dates used to calculate the Milestone Index Change.

The following grid below describes how the Cap Rate, Participation Rate and Buffer Rate will impact the Milestone Credit Percentages for this particular crediting method, depending on index performance. Milestone Credit Percentages are used to calculate the Segment Credit.

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Milestone Index Change	Milestone Credit Percentage (payoff profile)
Milestone Index Change between Milestone Dates is greater than or equal to the Cap Rate; or

Milestone Index Change between the most recent Milestone Date and the Segment End Date is greater than or equal to the Cap Rate	Cap Rate multiplied by the Participation Rate
Milestone Index Change between Milestone Dates is less than the Cap Rate but greater than zero; or

Milestone Index Change between the most recent Milestone Date and the Segment End Date is less than the Cap Rate but greater than zero
Milestone Index Change multiplied by the Participation Rate
Milestone Index Change between the most recent Milestone Date and the Segment End Date is less than zero by an amount that is less than the Buffer Rate(1)	Zero
Milestone Index Change between the most recent Milestone Date and the Segment End Date is less than zero by an amount that is more than the Buffer Rate(1)	Final Milestone Index Change plus Buffer Rate
(1) Buffer Rate is expressed as an Absolute (Positive) amount

    The following examples illustrate how we calculate both the Segment Credit percentages and Milestone Credit Percentages based on different levels of Milestone Index Change. Each example assumes no Withdrawals.

Example 5
For the following scenario below, assume the following:
•Cap Rate = 35%
•Participation Rate = 120%
•Segment Term Period = 6-Year
•Buffer Rate = 10%
•Milestone Threshold = 25%

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
Index Price on Most Recent Milestone Date	2,000	2,000	2,540	2,540	2,540	3,480
Index Price on Observation Date	2,200	2,540	2,286	2,667	3,480	2,610
Milestone Index Change	10%	27%	-10%	5%	37%	-25%
Milestone Credit Percentage Determined	No	Yes	No	No	Yes	Yes
New Milestone Date	No	Yes	No	No	Yes	No
Milestone Credit Percentage(1)	Not Applicable	32.4% (= 27% x 120%)	Not Applicable	Not Applicable	42% (= 35% x 120%)	-15% (= -25% + 10%)
Segment Credit percentage(1)	59.8% (= [(1 + 32.4%) x (1 + 42%) x (1 + -15%)] - 1)
(1) Neither Milestone Credit Percentages nor Segment Credit percentages will be applied to the Segment Value until the Segment End Date.

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Example 6
For the following scenario below, assume the following:
•Cap Rate = 35%
•Participation Rate = 120%
•Segment Term Period = 6-Year
•Buffer Rate = 10%
•Milestone Threshold = 25%

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
Index Price on Most Recent Milestone Date	2,000	2,000	2,000	2,000	2,520	2,520
Index Price on Observation Date	1,800	2,100	2,400	2,520	2,772	1,512
Milestone Index Change	-10%	5%	20%	26%	10%	-40%
Milestone Credit Percentage Determined	No	No	No	Yes	No	Yes
New Milestone Date	No	No	No	Yes	No	No
Milestone Credit Percentage(1)	Not Applicable	Not Applicable	Not Applicable	31.2% (= 26% x 120%)	Not Applicable	-30% (= -40% + 10%)
Segment Credit percentage(1)	-8.16% (= [(1 + 31.2%) x (1 + -30%)] - 1)
(1) Neither Milestone Credit Percentages nor Segment Credit percentages will be applied to the Segment Value until the Segment End Date.

Example 7
For the four scenarios below, assume the following:
•Cap Rate = 35%
•Participation Rate = 120%
•Segment Term Period = 6-Year
•Buffer Rate = 10%
•Milestone Threshold = 25%
•No Milestone Credit Percentages determined prior to the Segment End Date

Scenario	Index Price on Segment Start Date	Index Price on Segment End Date	Milestone Index Change	Final Milestone Credit Percentage	Segment Credit percentage
1	2,000	2,900	45%	42% (= 35% x 120%)	42%
2	2,000	2,200	10%	12% (= 10% x 120%)	12%
3	2,000	1,900	-5%	0%	0%
4	2,000	1,500	-25%	-15% (= -25% + 10%)	-15%

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Fundamentals of the Fixed Crediting Method
    The Fixed Crediting Method is used on the Fixed Segment Option. This Crediting Method guarantees the rate of interest that will be credited to the Segment Value daily within each Segment Term Period. The Annual Interest Rate is applied in a compounding fashion, based on a 365-day year. The Segment Credit to the Fixed Segment Option cannot be negative. The Fixed Segment Option will have the following Crediting Factors that determine the Segment Credit:
•Segment Term Period - Period of time over which the declared Annual Interest Rate is applicable; and
•Annual Interest Rate - Annualized rate of interest that will be credited daily to the Fixed Segment Option.

Because the Fixed Segment Option does not have risk of poor investment performance and provides minimum values after the application of the Interest Adjustment that comply with Standard Nonforfeiture Law for Deferred Annuities, it is not registered under the Securities Act of 1933. Disclosures describing the Fixed Segment Option are subject to certain generally applicable provisions of the Federal securities laws regarding the accuracy and completeness of disclosure.

If amounts are withdrawn from the Fixed Segment Option during the first six years of the Contract, we will apply an Interest Adjustment. This may result in a significant reduction to the net proceeds you receive from the Withdrawal. Withdrawal Charges, taxes, and tax penalties may also apply.

Example 8
    Assume the Annual Interest Rate for a 1-year Segment Term Period is 2%.
•The Segment Value on the Segment Start Date = $100,000; and
•The Segment Value halfway through the Segment Term Period = $100,000 x (1 + 0.02) ^ 0.5 = $100,995.05.
•The Segment Value at the end of the Segment Term Period = $100,000 x (1 + 0.02) ^1 = $102,000.00.

Cap Rate
    The Cap Rate establishes the maximum positive Index Change, Aggregate Index Change, or Milestone Index Change used to calculate Segment Credits for Index-Linked Segment Options before the Participation Rate is applied. The initial Cap Rate is guaranteed for the first Segment Term Period only. New Cap Rates will become effective on each Segment Start Date. The Cap Rate for each Index-Linked Segment Option is guaranteed never to be less than the minimum Cap Rate of 2% for 1-year Segment Term Periods, 4% for 2-year Segment Term Periods , and 12% for 6-year Segment Term Periods . Six -year Segment Options are not renewable. You will not know the Cap Rate for any Index-Linked Segment Option on the date the Contract is issued.

    The Company determines daily indicative Cap Rates at the end of each Business Day for Segment Options and publishes them on our website, www.athene.com/amplify2-rates. These indicative rates provide an estimate of how the Cap Rates may be set on the initial Segment Start Date, but they should not be construed as any guarantee of or limitation on how the Company may set the Cap Rates used for your Contract. We reserve the right not to publish daily indicative rates for any reason we choose.

    At least fifteen calendar days before each Segment End Date, we will Notify you of the Cap Rate for each available Segment Option for the new Segment Term Period. The Cap Rate for a new Segment Term Period may be higher, lower or equal to the Cap Rate for the current Segment Term Period, but will not be less than the minimum Cap Rate. If the new Cap Rate is lower than your current Cap Rate, it will reduce your opportunity to receive a positive Segment Credit. You risk the possibility that the Cap Rate declared for a new Segment Term Period will be lower than you would find acceptable. You will have the choice of continuing in the Segment Option with the new Cap Rate or transferring your Segment Value to another available Segment Option. If the new Cap Rate is less than you find acceptable, you must give us Notice of any Transfer request no later than two Business Days prior to your next Segment Start Date. You may also request a Withdrawal of the Segment Value, subject to any applicable

34

Interest Adjustment, Equity Adjustment and Withdrawal Charge (please see Access to Your Money in the “Contract Features” section for information on requesting a Withdrawal). If you do not exercise a Performance Lock, do not provide us a Transfer request, or withdraw the Segment Value, you will stay in your current Segment Option, subject to the new Cap Rate, for the next Segment Term Period. If you exercise a Performance Lock and do not instruct us otherwise, in most circumstances your Segment Value will be re-allocated to the same Segment Option that was locked for the next Segment Term Period. Please see the “Performance Lock” section for additional details. All else equal, a higher Buffer Rate leads to a lower Cap Rate.

Participation Rate
    The Participation Rate is a percentage that is multiplied by any positive Index Change, Aggregate Index Change, or Milestone Index Change, after the application of the Cap Rate, to calculate the Segment Credit for Index-Linked Segment Options. If the Participation Rate is higher than 100%, this may result in a Segment Credit that exceeds the Cap Rate. The Participation Rate is never applied to a negative Index Change. The initial Participation Rate is guaranteed for the first Segment Term Period only. A new Participation Rate will become effective on each Segment Start Date. The Participation Rate for each Index-Linked Segment Option is guaranteed to never be less than the minimum Participation Rate of 100%. You will not know the Participation Rate for any Index-Linked Segment Option on the date the Contract is issued.

    The Company determines daily indicative Participation Rates at the end of each Business Day for Segment Options and published them on our website, www.athene.com/amplify2-rates. These indicative rates provide an estimate of how the Participation Rates may be set on the initial Segment Start Date, but they should not be construed as any guarantee of or limitation on how the Company may set the Participation Rates used for your Contract. We reserve the right not to publish daily indicative rates for any reason we choose.

    At least fifteen calendar days before each Segment End Date, we will Notify you of the Participation Rate for each available Segment Option for the new Segment Term Period. The Participation Rate for a new Segment Term Period may be higher, lower or equal to the Participation Rate for the current Segment Term Period, but will not be less than the minimum Participation Rate of 100%. If the new Participation Rate is lower than your current Participation Rate, it will reduce your opportunity to receive a positive Segment Credit. You risk the possibility that the Participation Rate declared for a new Segment Term Period will be lower than you would find acceptable. You will have the choice of continuing in the Segment Option with the new Participation Rate or transferring your Segment Value to another available Segment Option. If the new Participation Rate is less than you find acceptable, you must give us Notice of your requested Transfer no later than two Business Days prior to your Segment Start Date. You may also request a Withdrawal of the Segment Value, subject to any applicable Interest Adjustment, Equity Adjustment and Withdrawal Charge (please see Access to Your Money in the “Contract Features” section for information on requesting a Withdrawal). If you do not exercise a Performance Lock, do not provide us a Transfer request, or withdraw the Segment Value, you will stay in your current Segment Option, subject to the new Participation Rate, for the next Segment Term Period. If you exercise a Performance Lock and do not instruct us otherwise, in most circumstances your Segment Value will be re-allocated to the same Segment Option that was locked for the next Segment Term Period. Please see the “Performance Lock” section for additional details.

Annual Interest Rate
    The Annual Interest Rate is used in the calculation of Segment Credits for the Fixed Segment Option. It is the rate of interest that is credited to the Segment Value over the Segment Term Period. The initial Annual Interest Rate is guaranteed for the first Segment Term Period only. A new Annual Interest Rate will become effective on each Segment Start Date. The Annual Interest Rate for the Fixed Segment Option is guaranteed to never be less than the minimum Annual Interest Rate shown on your Contract Schedule. The minimum Annual Interest Rate will not be less than 0.15%.

    At least fifteen calendar days before each Segment End Date, we will Notify you of the Annual Interest Rate for each available Segment Option for the new Segment Term Period. The Annual Interest Rate for a new Segment Term Period may be higher, lower, or equal to the Annual Interest Rate for the current Segment Term

35

Period, but will never be less than the minimum Annual Interest Rate. You risk the possibility that the Annual Interest Rate declared for a new Segment Term Period will be lower than you would find acceptable. You will have the choice of continuing in the Segment Option with the new Annual Interest Rate, transferring your Segment Value to another available Segment Option, or withdrawing the Segment Value. Withdrawals will be subject to any applicable Interest Adjustment and Withdrawal Charge (please see Access to Your Money in the “Contract Features” section for information on requesting a Withdrawal). If the new Annual Interest Rate is less than you find acceptable, you must give us Notice of a Transfer request no later than two Business Days prior to your Segment Start Date. If you do not inform us that you want to Transfer your Segment Value to another Segment Option or withdraw the Segment Value, you will stay in your current Segment Option, subject to the new Annual Interest Rate, for the next Segment Term Period. If you exercise a Performance Lock for any Index-Linked Segment Option and do not instruct us otherwise, the Segment Value in the Fixed Segment Option will be re-allocated at the next Segment End Date according to the provisions described under the “Performance Lock” section.

About The Indices

The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% Cap Rate and a hypothetical -10% Buffer Rate. These charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance. The performance below is NOT the performance of any Index-Linked Option.

The performance below is NOT the performance of any Indexed-Linked Segment Option. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Index-Linked Options, and does not reflect Contract fees and charges, including Withdrawal Charges and any negative Interim Value adjustments, which reduce performance.

S&P 500® Price Return Index

The S&P 500® Price Return Index (ticker symbol: SPX) was established by Standard & Poor’s. The S&P 500® Price Return Index includes 500 leading companies in leading industries of the US economy, capturing 75% coverage of U.S. Equities. The S&P 500® Price Return Index does not include dividends declared by any of the companies included in this Index. For the applicable index disclosure, please see Appendix E - Index Disclosures.

36

S&P 500® Price Return Index[1]
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
ANNUAL RETURN
YEAR
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
-0.73%
0.00%
9.54%
5.00%
19.42%
5.00%
-6.24%
0.00%
28.88%
5.00%
16.26%
5.00%
26.89%
5.00%
-19.44%
-9.44%
24.23%
5.00%
23.31%
5.00%
SPX YoY Return
SPX YoY Return with 5% Cap and 10% Buffer

1This Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Reference Index. This will reduce the Index Change and will cause the Reference Index to underperform a direct investment in the securities composing the Reference Index.

Russell 2000® Price Return Index

The Russell 2000® Price Return Index (ticker symbol: RTY) was established by Russell Investments. The Russell 2000® Price Return Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000® Price Return Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Price Return Index does not include dividends declared by any of the companies included in this index. For the applicable index disclosure, please see Appendix E - Index Disclosures.

37

Russell 2000® Price Return Index¹
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
ANNUAL RETURN
YEAR
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
-5.71%
0.00%
19.48%
5.00%
13.14%
5.00%
-12.18%
-2.18%
23.72%
5.00%
18.36%
5.00%
13.70%
5.00%
-21.56%
-11.56%
15.09%
5.00%
10.02%
5.00%
RTY YoY Return
RTY YoY Return with 5% Cap and 10% Buffer

1This Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Reference Index. This will reduce the Index Change and will cause the Reference Index to underperform a direct investment in the securities composing the Reference Index.

MSCI EAFE Price Return Index

The MSCI EAFE Price Return Index (ticker symbol: MXEA) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the US and Canada. As of the date of this prospectus, the MSCI EAFE consists of securities from the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Price Return Index does not include dividends declared by any of the companies included in this Index. For the applicable index disclosure, please see Appendix E - Index Disclosures.

38

MSCI EAFE Price Return Index[1]
ANNUAL RETURN
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
2015
-3.30%
0.00%
2016
-1.88%
0.00%
2017
21.78%
5.00%
2018
-16.14%
-6.14%
2019
18.44%
5.00%
2020
5.43%
5.00%
2021
8.78%
5.00%
2022
-16.79%
-6.79%
2023
15.04%
5.00%
2024
1.14%
1.14%
YEAR
MXEA YoY Return
MXEA YoY Return with 5% Cap and 10% Buffer

1This Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Reference Index. This will reduce the Index Change and will cause the Reference Index to underperform a direct investment in the securities composing the Reference Index.

Nasdaq-100® Price Return Index

The Nasdaq-100® Price Return Index (ticker symbol: NDX) includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Nasdaq-100® Price Return Index does not include dividends declared by any of the companies included in this index. For the applicable index disclosure, please see Appendix E - Index Disclosures.

39

Nasdaq-100® Price Return Index¹
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
ANNUAL RETURN
8.43%
5.00%
5.89%
5.00%
31.52%
5.00%
-1.04%
0.00%
37.96%
5.00%
47.58%
5.00%
26.63%
5.00%
-32.97%
-22.97%
53.81%
5.00%
24.88%
5.00%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
YEAR
NDX YoY Return
NDX YoY Return with 5% Cap and 10% Buffer

1This Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Reference Index. This will reduce the Index Change and will cause the Reference Index to underperform a direct investment in the securities composing the Reference Index.

Shiller Barclays CAPE® US Mid-Month Sector TR Net Index

The Shiller Barclays CAPE® US Mid-Month Sector TR Net Index (“Shiller Barclays CAPE® Index”) (ticker symbol: BXIIMSTN) tracks the performance of certain US Sector Exchange Traded Funds (“Sector ETFs”). The index is designed to capture the performance of equity securities issued by large-capitalization US companies in four of 11 eligible US Sectors in the S&P 500® (the “US Sectors”) that are the most undervalued and, therefore, likely to provide attractive returns to investors.

The Sector ETFs represent the performance of the following 11 eligible US Sectors in the S&P 500®: (1)
utilities, (2) consumer staples, (3) financials, (4) technology, (5) healthcare, (6) energy, (7) consumer discretionary,
(8) industrial, (9) real estate, (10) communications services and (11) materials. Each Sector ETF seeks to track as its benchmark index a corresponding sector-specific index (“Sector Index”), which is an S&P 500® index in the case of all Sector Indices except the real estate sector, for which the corresponding Sector Index is the Dow Jones US Real
Estate Index. Each Sector Index is calculated and published by S&P Dow Jones Indices LLC. For the applicable index disclosure, please see Appendix E - Index Disclosures.

Note that only 3 years of returns are shown as 2022 is the first full calendar year this index was offered.

40

Shiller Barclays CAPE® US Mid-Month Sector TR Net Index[1] (inception date 10/18/2021)

30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
ANNUAL RETURN
27.64%
13.94%
5.00%
5.00%
-9.53%
-19.53%
2022
2023
2024
YEAR
BXIIMSTN YoY Return
BXIIMSTN YoY Return with 5% Cap and 10% Buffer

1The index returns are net of a 0.95% annualized fee deducted on a daily basis. This will reduce the index performance, and the index will underperform similar portfolios from which fees are not deducted.

Like other indices in the Shiller Barclays CAPE® US Index Family, the index utilizes the Cyclically
Adjusted Price Earnings (“CAPE®”) ratio to apply a rules-based methodology which identifies the five most undervalued Sector ETFs and then selects the four with the highest price momentum. The CAPE® ratio is a variation of the traditional price/earnings ratio that uses the 10-year average of inflation-adjusted earnings instead of single year earnings, with the intent of providing a better signal for long-term over-valuation and under-valuation. To control for inherent underlying differences between sectors (such as level of industry maturity, growth prospects, and regulations) that may cause systematic differences in CAPE® ratios, the index standardizes the comparison by using a modified version of the CAPE® ratio called the relative CAPE® ratio. The relative CAPE® ratio for a given sector is the current month's CAPE® ratio divided by the 20-year rolling average of the CAPE® ratio. A lower relative CAPE® ratio is an indication that a sector may be undervalued. The index first selects the five sectors with the lowest relative CAPE® ratios. Of the five selected sectors, the index then removes the sector with the lowest 12-
month price momentum. Price momentum is defined as the current sector price divided by the sector price 12-
months prior. Removing the sector with the lowest price momentum is intended to avoid sectors that may appear undervalued when their low price is due to fundamental or other reasons, which may cause the price to continue to decline. The four selected Sector ETFs are then equally weighted. The index is rebalanced monthly to reflect any changes in the four most undervalued sectors with the highest price momentum. Because the Shiller Barclays
CAPE® Index is a total return index, its performance reflects both the price appreciation and the reinvestment of dividends in the underlying Sector ETFs.

The index returns are net of a 0.95% annualized fee deducted on a daily basis. This will reduce the index performance, and the index will underperform similar portfolios from which fees are not deducted.

Segment Term Period
    The Segment Term Period for each Segment Option will be shown on the Contract Schedule. Segment Term Periods are one, two, or six years. Segment Options with six-year Segment Term Periods are not renewable. Upon expiration of each Segment Option with one and two-year Segment Term Periods, a new Segment Term

41

Period will begin. Segment Options beyond the Withdrawal Charge Period will be limited to one-year Segment Term Periods. Please see the“Setting Your Segment Start Date, Segment End Date, and Observation Dates” section for further details.

Setting the Cap Rates, Participation Rates, Segment Fee, and Annual Interest Rates
    The Company retains the right to change the current Cap Rate, Participation Rate, and Annual Interest Rate for each applicable Segment Option for each new Segment Term Period at its discretion, subject to the minimum Cap Rate, minimum Participation Rate, and minimum Annual Interest Rate for each Segment Option. The Company considers a number of factors when determining whether to make such a change, including, but not limited to, the following:
•Changes in derivative, equity, and/or fixed income instrument valuations;
•Increases in hedging costs that have an impact on the Company’s ability to offer the Contract;
•Derivative market changes that impact availability and structure of derivative instruments used to hedge market risk associated with the reference indices;
•Negative fixed income instrument default experience realized by the Company;
•Changes in Company and/or Contract cost structure due to regulatory or other business management concerns; and
•Unanticipated experience that varies from our actuarial assumptions.

    We manage the market risk associated with our obligation to provide Segment Credits for Index-Linked Segment Options in part by trading call and put options and other derivative instruments on the available indices. The costs of the call and put options and other derivative instruments vary based on market conditions, and we may adjust future Cap Rates and Participation Rates based on these changes. You bear the risk that we may reduce the Cap Rate and Participation Rates for future Segment Term Periods, which will reduce the amount of positive Segment Credit that you may receive. We determine the applicable Cap Rates and Participation Rates for each Segment Option at our sole discretion. Rates offered on Segment Option renewals may be different from those offered to new investors.

    We also consider various factors in determining the Buffer Rates, Milestone Thresholds , and Segment Fees at the time we issue the Contract, including available investment returns, the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends, and competitive factors. We determine the Buffer Rates, Milestone Thresholds , and Segment Fees at our sole discretion.

For each Index-Linked Segment Option available for investment, the Cap Rates, Participation Rates, and Annual Interest Rates we are currently offering on new Segment Term Periods for new or previously issued Contracts are available at the following website: www.athene.com/products/rila/amplify2. The rates posted on the website are incorporated by reference into this prospectus.

Transfers Between Segment Options by Request

    At least fifteen calendar days prior to the Segment End Date, we will Notify you of the Cap Rates, Participation Rates, and Annual Interest Rates applicable to available Segment Options for the next Segment Term Period. Cap Rates, Participation Rates, and Annual Interest Rates offered at renewal may be different from the Cap Rates, Participation Rates, and Annual Interest Rates offered to new investors. If you want to transfer Segment Value to one or more Segment Option(s), you must Notify us at least two Business Days prior to the next Segment Start Date. Each Segment Option from which you transfer Contract Value must be at the end of a Segment Term Period. If you do not exercise a Performance Lock and you do not provide us Notice requesting a transfer or withdraw Segment Value on the Segment End Date, your Segment Value will remain in the same Segment Option(s), subject to the new Cap Rates, Participation Rates, and Annual Interest Rates, as applicable. If you exercise a Performance Lock and do not instruct us otherwise, transfers between Segment Options at the next

42

Segment End Date will function according to the provisions described under the “Performance Lock” section. Cap Rates, Participation Rates, and Annual Interest Rates for the new Segment Term Period will not change from the date you receive the renewal letter to the next Segment Start Date.

    Segment Options with a six-year Segment Term Period are not renewable. If you do not request a transfer of the Segment Value of an expiring Segment Option with a six-year Segment Term Period, exercise a Performance Lock, or withdraw the Segment Value, we will allocate the Segment Value to the Fixed Segment Option. Segment Options beyond the Withdrawal Charge Period will be limited to one-year Segment Term Periods. Segment Options with a two-year Segment Term Period expiring on or after the last day of the Withdrawal Charge Period will automatically transfer their Segment Value to their one-year counterpart, if available, at the end of the Segment Term Period, unless you instruct otherwise. For example, if you were allocated to the 2-year Point-to-Point Segment Option with a Buffer Rate of 10% and MSCI EAFE as the Reference Index at the end of the Withdrawal Charge Period, your Segment Value would be automatically transferred on the Segment End Date to the 1-year Point-to-Point Segment Option with a Buffer Rate of 10% and MSCI EAFE as the Reference Index, unless you instruct otherwise. If a one-year counterpart is not available, we will allocate the Segment Value to the Fixed Segment Option, unless you instruct otherwise.

For more details on default re-allocation rules, see Appendix A: Investment Options Available Under the Contract.

Discontinuation or Substitution of an Index
There is no guarantee that a Reference Index will be available for the entire term of your Contract.

    We have the right to discontinue or substitute an existing Reference Index for a comparable index if:
•Any Reference Index is discontinued,
•We are engaged in a contractual dispute with the Reference Index provider,
•We determine that our use of the Reference Index should be discontinued because, for example, changes to the Reference Index or the notional amount of Contract values tied to the Reference Index make it impractical or expensive to purchase securities or derivatives to hedge the Reference Index, or
•There is a substantial change in the calculation of the Reference Index, resulting in significantly different values and performance.

    If we provide a substitute index, we will attempt to choose a new Reference Index that has a similar investment objective and risk profile to the original Reference Index. The selection criteria for a suitable alternative Reference Index include the following:
1.There is a sufficiently large market in exchange traded and/or over-the-counter options, futures, and similar derivative instruments based on the index to allow the Company to hedge Segment Credits;
2.The index is recognized as a broad-based index for the relevant market; and
3.The publisher of the index allows the Company to use the index in the Contract and other materials for a reasonable fee.
    If a Reference Index is discontinued or substituted, we will Notify you of the change, at your last known address on file with us, at least 30 days in advance of the substitution date. Any substituted index will also be incorporated within the Performance Blend Segment Option, if applicable. Any substituted index will be submitted for prior approval to the insurance regulatory authority of the state in which your Contract is issued.

    Any change in Reference Index may affect the Segment Credit you earn. If we discontinue any Reference Index during a Segment Term Period and provide a similar Reference Index, Segment Credits will be determined as follows:
1.For Milestone Lock Segment Options, until a Milestone Credit Percentage is determined after the substitution of the Reference Index, we will determine each potential Milestone Credit Percentage by: (i)

43

adding together the percentage change in the Index Price of the original Reference Index from the most recent Milestone Date until the date of the substitution and the percentage change in the Index Price of the substituted Reference Index from the date of the substitution until the current Observation Date; and (ii) if a Milestone Credit Percentage is determined, applying the then-current Cap Rate, Participation Rate, and Buffer Rate if applicable. Once a Milestone Credit Percentage has been determined (and a Milestone Date is set) after the Reference Index substitution, only the substituted Reference Index will be used to measure the Milestone Index Change for any future Observation Date during the Segment Term Period. Any previously determined Milestone Credit Percentages will also be used in the calculation of the Segment Credit.
2.For all other Index-Linked Segment Options, we will determine the Index Change for the Segment Term Period by: (i) adding together the percentage change in the Index Price of the original Reference Index from the Segment Start Date until the date of the substitution and the percentage change in the Index Price of the substituted Reference Index from the date of the substitution until the Segment End Date; and (ii) applying the then-current Cap Rate, Participation Rate, and Buffer Rate that were established on the Segment Start Date to that sum. The substituted Index will be incorporated in the Performance Blend Segment Option, if applicable.
3.For all Index-Linked Segment Options, the resulting Segment Credit will be added to your Segment Value on the scheduled Segment End Date.

    If we provide a substitute index, we will attempt to choose a new index that has a similar investment objective and risk profile to the original Reference Index, but there is a risk that the performance of the new index may not be as good as the performance of the original Reference Index. As a result, funds allocated to the substituted index may earn a return that is lower than the return they would have earned if the index were not substituted. The substituted index will also be incorporated within the Performance Blend Segment Option, if applicable.

    If we discontinue any Reference Index during a Segment Term Period and we do not substitute a similar Reference Index, Segment Credits will be determined as follows:
1.For Milestone Lock Segment Options, we will determine the final Milestone Credit Percentage for the Segment Term Period by (i) adding together the percentage change in the Index Price from the most recent Milestone Date until the date of discontinuation; and (ii) applying the then-current Cap Rate, Participation Rate, and Buffer Rate if applicable. Any previously determined Milestone Credit Percentages will also be used in the calculation of the Segment Credit.
2.For all other Index-Linked Segment Options, we will calculate the Segment Credit as of the date the Reference Index is discontinued (including for the Performance Blend Segment Option, if any of the three underlying indices is affected). The Segment Credit will be based on (i) the percentage change of the Index Price from the Segment Start Date to the date of discontinuation; and (ii) the then-current Cap Rate, Participation Rate, and Buffer Rate.
3.For all Index-Linked Segment Options, the resulting Segment Credit will be added to your Segment Value on the scheduled Segment End Date, which will be later than the date when the Reference Index is discontinued unless the Reference Index is discontinued on the Segment End Date. If a Reference Index is discontinued and we do not provide a substitute index, funds allocated to the discontinued Reference Index will not participate in any index performance from the discontinuation until the Segment End Date, and the Company will not have any exposure to index performance during this period.

    The Segment Term Period and all applicable rates for the affected Segment Option, including the Cap Rate, Participation Rate, Buffer Rate, Milestone Threshold (for Milestone Lock Segment Options), and Index Allocation Percentages (for the Performance Blend Segment Option) will not change due to the substitution of a Reference Index during the Segment Term Period. As described in “The Segment Options” section, we may change the Cap Rate and Participation Rate for any subsequent Segment Term Period, which would be communicated to you in advance.

    If we discontinue any Reference Index during a Segment Term Period and we do not provide a substitute

44

index, the Segment Value will be automatically transferred to the Fixed Segment Option on the scheduled Segment End Date. Alternatively, you may elect to have the Segment Value transferred to one or more of the available Segment Options on the scheduled Segment End Date by providing us Notice no later than two Business Days prior to your scheduled Segment End Date.

    If we discontinue any Reference Index during a Segment Term Period and we provide a substitute index, the Segment Value will remain in the Segment Option with the substituted Reference Index on the Segment End Date unless you provide Notice of your election to transfer the Segment Value to a different Segment Option.

    You will have no right to reject the substitution of a Reference Index. If you are not satisfied with the available Reference Index options following a discontinued or substituted Reference Index, you may take a partial Withdrawal or surrender the Contract subject to any applicable Withdrawal Charges, Equity Adjustments, and Interest Adjustments. Transfers from the affected Segment Option to other available Segment Options on the Contract are not permitted until the scheduled Segment End Date.

8. Charges and Adjustments

You will pay the following fees and charges when purchasing, owning, and taking a Withdrawal from the Contract. The deduction of fees and charges, and any applicable Equity Adjustments or Interest Adjustments may reduce the Cash Surrender Value below your Purchase Payment and previously credited Segment Credits, or below the protection provided by the Buffer Rate. An Interest Adjustment will apply if you take a Withdrawal that is subject to a Withdrawal Charge at any time during the first six Contract Years, including on a Segment End Date. An Equity Adjustment will apply if you take a Withdrawal from an Index-Linked Segment Option on any date other than a Segment End Date. Any resulting losses of principal and previously credited Segment Credits may be significant. It is possible to lose your entire investment.

Segment Fees
     Index- Linked Segment Options include a Segment Fee equal to 0.95%. We deduct a Segment Fee amount daily from each Index-Linked Segment Option, starting on the Segment Start Date. The Segment Fee for a Segment Option is an annualized rate that is calculated on a daily basis as a percentage of that Segment Option’s Segment Fee Base.

    On the Segment Start Date, the Segment Fee Base for a Segment Option is equal to the Segment Value of that Segment Option. For any other day during the Segment Term Period, the Segment Fee Base is equal to A-B, where:
A is the Segment Value on the Segment Start Date; and
B is any Withdrawals deducted from the Segment Option from the Segment Start Date through the prior
Business Day.

    The Segment Fee amount deducted on any day is equal to the annualized Segment Fee rate divided by the number of calendar days in the current year of the Segment Term Period and multiplied by the Segment Fee Base on that day. For example, if you have elected a 2-Year Segment Option with a Segment Start date of February 8, 2023, the annualized rate will be divided by 365 during the first and second year of the Segment Term Period (from February 8, 2023 to February 8, 2024 and from February 8, 2024 to February 8, 2025). The Segment Fee rate will be divided by 366 during any years of the Segment Term Period that are leap years.
    We begin calculating the daily Segment Fee amount on the Segment Start Date. Changes to the Segment Fee Base change the Segment Fee amount. For example, if you make a Withdrawal from a Segment Option, the Segment Fee Base and resulting Segment Fee amount for that Segment Option will decrease. We do not treat the deduction of the Segment Fee from a Segment Option as a Withdrawal in the determination of the Segment Fee Base or in the determination of the Death Benefit.

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    The deduction of the Segment Fee will never reduce Segment Value below zero. If the Segment Value is reduced to zero due to a Withdrawal, Transfer, or Segment Fee, we will cease the deduction of the Segment Fee from that Segment Option and no Segment Fees will accrue while the Segment Value is zero. If you chose to transfer or allocate funds to the Segment Option for a future Segment Term Period, Segment Fees will begin being deducted based on the Segment Value on the new Segment Start Date.

    The Segment Fee amount is deducted daily before any other activity is processed on the Segment Value, including the calculation of Segment Credits. If you take a Withdrawal from a Segment Option, we deduct the Segment Fee amount for that Segment Option before processing the Withdrawal. On the Annuity Date, we deduct the Segment Fee amounts for all Segment Options before determining the Interim Value that will be used to calculate the Annuity Payments. Upon the death of any Owner (or, if the Owner is a non-natural person, any Annuitant), we deduct the Segment Fee amounts for all Segment Options before calculating the Death Benefit.

    The Segment Fee compensates us for all of your Contract’s benefits and certain expenses and risks associated with the Contract, including the risk that current charges are less than future Contract administration costs. If the Segment Fee is less than these costs and risks, we will bear the loss. If the Segment Fee covers these benefits and risks, any excess amount is profit to us. We anticipate making a profit from this fee.

Withdrawal Charges
    If, during the first six Contract Years, you surrender your Contract or make a partial Withdrawal from your Contract in excess of the Free Withdrawal amount, we will assess a Withdrawal Charge. The Withdrawal Charge offsets promotion and distribution expenses and investment risks born by the Company.

    The amount of the Withdrawal Charge depends on the length of time you have owned your Contract and the amount you withdraw. The Contract provides a Free Withdrawal privilege that allows you to withdraw 10% of your Contract Value as of the previous Contract Anniversary annually without incurring a Withdrawal Charge.

Contract Year	1	2	3	4	5	6	7+
Withdrawal Charge Rate	8%	8%	7%	6%	5%	4%	0%

    Withdrawal Charges may vary by state, please see Appendix D (“State Variation Chart”).    Also, please see the “Surrenders and Withdrawals” section or Appendix B (“Segment Interim Value Examples”) for examples of how Withdrawal Charges may be calculated.

    For purposes of calculating the Withdrawal Charge, we treat the Contract Year in which we receive your Purchase Payment as “Contract Year 1”.

    We will deduct the Withdrawal Charge as a percentage of the Contract Value being withdrawn, excluding the Free Withdrawal amount, as applicable. The Withdrawal Charge will be calculated as the Contract Value associated with the Withdrawal multiplied by the applicable Withdrawal Charge Rate. Any applicable Interest Adjustment and Equity Adjustment will apply and may increase or decrease the amount paid to the Owner upon Withdrawal or surrender.

On surrender, you will receive the Interim Value reduced by any applicable Withdrawal Charges. Free Withdrawal amounts will apply to surrenders, and a Withdrawal Charge will not apply to the Free Withdrawal amount.

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We will not assess the Withdrawal Charge on:
•Free Withdrawal amounts;
•Death Benefit proceeds;
•Partial Withdrawals taken as Required Minimum Distributions under the Internal Revenue Code (see the “Required Minimum Distribution” section);
•Withdrawals taken after the sixth Contract Year;
•A qualifying Withdrawal under the Confinement Waiver (see the “Confinement Waiver” section);
•A qualifying Withdrawal under the Terminal Illness Waiver (see the “Terminal Illness Waiver” section);
•The application of the Interim Value to a Settlement Option; or
•Payments during the Annuity Phase.

    During the Accumulation Phase, you are entitled to a Free Withdrawal amount each year. We also reserve the right to waive the Withdrawal Charge in certain circumstances. For information on Free Withdrawal amounts and Withdrawal Charge waivers, see the “Benefits Available Under the Contract” section. Any Free Withdrawal amount not used in a year may not be carried forward to a future year.

Withdrawals or surrenders may be subject to income tax and to an additional 10% federal tax penalty if made before the Owner is age 59½.

Premium Tax
Premium Tax………………………………………..3.5%
(as a percentage of the Purchase Payment)

    We may be required to pay state Premium Taxes, currently ranging from 0% to 3.5%, in connection with a Purchase Payment or values under the Contract. Depending upon applicable state law, we may deduct charges for the Premium Taxes we incur with respect to your Purchase Payment, from amounts withdrawn or from the amount applied under a Settlement Option. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Purchase Payment, depending on applicable state law. Premium Tax is not currently deducted, but we reserve the right to do so in the future. The maximum charge we may deduct if we exercise the right in accordance with state law is currently 3.5%.

Interim Value Calculation
    Any Withdrawal (a partial Withdrawal, a Required Minimum Distribution, a surrender of your Contract, payment of a Death Benefit or the application of Interim Value to a Settlement Option) will also be subject to an Interim Value calculation comprised of two components: an Interest Adjustment and an Equity Adjustment, each of which may increase or decrease your Withdrawal proceeds. An Interest Adjustment will apply if you take a Withdrawal on which a Withdrawal Charge applies at any time during the first six Contract Years, including Withdrawals taken on a Segment End Date. An Equity Adjustment will apply if you take a Withdrawal from an Index-Linked Segment Option on any date other than a Segment End Date. See the “Segment Interim Value” section for additional information about how Interim Values are calculated. Even if Segment Credits are positive, the deduction of fees and charges, including Segment Fee amounts, Withdrawal Charges, and any applicable Equity Adjustments or Interest Adjustments, may reduce your Cash Surrender Value below your Purchase Payment and previously credited Segment Credits, or below the protection provided by the Buffer Rate. The maximum potential loss due to Equity Adjustment and Interest Adjustment (as a percentage of Contract Value withdrawn from an Index-Linked Segment Option) is 100%.
We will calculate your Interim Value at the end of each Business Day and will publish the value on our customer portal (www.athene.com/MyAthene -login ) on the following Business Day. We reserve the right to not publish the Interim Value for any reason we choose. You may also determine the Interim Value as of the previous

47

Business Day by calling our Administrative Office. As the Interim Value is calculated at the end of the Business Day and values fluctuate daily, this means you won't be able to determine the Interim Value for the day in advance of any transactions you request that are impacted by it. Therefore, any portion of the Interim Value you capture may be higher or lower than it was at the point in time you requested your transaction.

Segment Interim Value
    The Interim Value calculation consists of two parts: an Interest Adjustment and an Equity Adjustment, which are calculated separately for each Segment Option to which you allocate Contract Value. An Interest Adjustment will apply if you take a Withdrawal on which a Withdrawal Charge applies from the Fixed Segment Option or an Index-Linked Segment Option at any time during the first six Contract Years, including on a Segment End Date. An Equity Adjustment will apply if you take a Withdrawal from an Index-Linked Segment Option on any date other than a Segment End Date. The Segment Interim Value is equal to the Segment Value adjusted for any applicable Interest Adjustment and Equity Adjustment.

    The purpose of the Interim Value calculation is to approximate changes in the market value of debt securities and derivative instruments supporting your Contract, which we sell to fund the Withdrawal. The Interest Adjustment, which may be positive or negative, is designed to approximate changes in the value of debt instruments based on changes in market interest rates and credit spreads. The Equity Adjustment, which also may be positive or negative, is designed to approximate the changes in the value of derivative instruments that hedge market risks associated with our contractual obligation to apply Segment Credits to Index-Linked Segment Options on the Segment End Date. The Withdrawal proceeds you receive will reflect positive or negative adjustments assessed by way of any applicable Interest Adjustment and Equity Adjustment as well as the deduction of any applicable Withdrawal Charge.

    On any day, the Segment Interim Value for an Index-Linked Segment Option is equal to A + B + C, where:
A.is the Segment Value on this date;
B.is any applicable Interest Adjustment on this date; and
C.is any applicable Equity Adjustment on this date.

    The Equity Adjustment is equal to zero on any Segment End Date.

    On any day, the Segment Interim Value for the Fixed Segment Option is equal to A + B, where:
A.is the Segment Value on this date; and
B.is any applicable Interest Adjustment on this date.

    For examples of how we calculate the Segment Interim Value, please see Appendix B (“Segment Interim Value Examples”).

Interest Adjustment
    The Company invests in fixed income assets to support the value of the Segment Options. Upon any Withdrawal, including annuitization, death, partial Withdrawal, or surrender, the Company must sell a portion of these assets. The Interest Adjustment is a positive or negative adjustment that approximates the change in value of the fixed income assets that are sold to fund any distribution from the Contract. It is applied consistently across all Segment Options available in the Contract and does not relate specifically to any particular fixed income assets supporting the Contract. The Interest Adjustment applies only during the first six Contract Years and is equal to zero after the expiration of the Withdrawal Charge Period. The Interest Adjustment will only be applied to the portion of a surrender or Withdrawal that is subject to a Withdrawal Charge and will be calculated as a separate adjustment that is in addition to any applicable Withdrawal Charge.

    On any day, the total Interest Adjustment for any Segment Option equals (A x B) where:

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A.is the portion of the Segment Value that is subject to a Withdrawal Charge on this date, immediately prior to any Withdrawal; and
B.is the Interest Adjustment Factor.

    The Interest Adjustment Factor for any Index-Linked Segment Option equals (RN/12 -1), where:
N is the number of complete months remaining before the Withdrawal Charge Period expires; and
R is equal to (1 + A) / (1 + B), where:
A.is the Beginning Interest Adjustment index value; and
B.is the Closing Interest Adjustment index value.

The Interest Adjustment Factor for the Fixed Segment Option equals the greater of (R N/12 -1) and [-(12.5% - C)] where:
N is the number of complete months remaining before the Withdrawal Charge Period expires; and
R is equal to (1 + A) / (1 + B), where:
A. is the Beginning Interest Adjustment index value; and
B. is the Closing Interest Adjustment index value.
C is equal to the applicable Withdrawal Charge rate for that Contract Year.

    The Interest Adjustment index is the 7 Year Point on the A Rated US Bloomberg Fair Value Curve, a bond index published by Bloomberg. The Beginning Interest Adjustment index value is equal to the closing price of the Interest Adjustment index on the Contract Date. The Closing Interest Adjustment index value is equal to the closing price of the Interest Adjustment index on the day we calculate the Segment Interim Value.

    If the closing price of the Interest Adjustment index on the day the Interest Adjustment is calculated is greater than the closing price of the index on the Contract Date, the Interest Adjustment will be negative and will decrease the Segment Interim Value. If the closing price of the Interest Adjustment index on the day the Interest Adjustment is calculated is less than the than the closing pricing of this index on the Contract Date, the Interest Adjustment will be positive and will increase the Segment Interim Value.

    You may obtain the daily price of the Interest Adjustment index by contacting us. If a closing price of the Interest Adjustment index is not available on any day for which a closing price is needed, then the closing price as of the first preceding Business Day for which a closing price is available will be used.

    If the Interest Adjustment index is discontinued, we are unable for any reason to utilize it, or the calculation of these values are substantially changed, we may substitute another method of determining the values that will be used in the above calculation and will inform you of such change at your last known address on file with us.

Equity Adjustment
    The Equity Adjustment is a positive or negative adjustment designed to approximate the change in market value of the derivative instruments that hedge risks associated with our obligation to apply Segment Credits to Index-Linked Segment Options. It does not relate to any particular derivative instrument(s) supporting the Contract. The adjustment accounts for the applicable Cap Rate, Participation Rate, Buffer Rate, the Index Allocation Percentage for the Performance Blend Segment Option, and the Milestone Threshold for Milestone Lock Segment Options by using the Black-Scholes pricing model to track the value of a hypothetical set of derivatives on days other than a Segment End Date. The inputs used in the Black-Scholes method are consistent with market prices, and include relevant adjustments that reflect the estimated cost of entering the hypothetical derivative positions on the Segment Start Date and exiting the hypothetical derivative positions before the Segment End Date. These adjustments are often referred to as a “bid/offer spread,” and they will reduce the Segment Interim Value to reflect

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the transaction costs associated with trading derivative instruments. The Equity Adjustment Factor represents the difference between the value of the hypothetical derivatives on a given date before the Segment End Date and the value of the hypothetical derivatives on the Segment Start Date, adjusted for the number of days elapsed in the Segment Term Period. The Equity Adjustment may be negative even when the value of the Reference Index has increased or has declined less than the Buffer Rate for an Index-Linked Segment Option.

    On any Segment End Date, the Equity Adjustment will be equal to zero and will not result in any adjustment to a Withdrawal. You may avoid an Equity Adjustment by taking Withdrawals on a Segment End Date.

The total Equity Adjustment for any Index-Linked Segment Option equals (A x B) where:
A.is the Segment Value on this date, immediately prior to any Withdrawal; and
B.is the Equity Adjustment Factor applicable to that Segment Option.

    The following hypothetical derivatives are utilized in the calculation of the Equity Adjustment Factor for Point-to-Point Segment Options:
•At-the-money call (ATM Call): This is an option to buy a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the Segment Start Date;
•Out-of-the-money call (OTM Call): This is an option to buy a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the Segment Start Date x (1 + Cap Rate);
•Out-of-the-money put (OTM Put): This is an option to sell a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the Segment Start Date x (1 - Buffer Rate);

The following hypothetical derivatives are utilized in the calculation of the Equity Adjustment Factor for Milestone Lock Segment Options:
•At-the-money call (ATM Call): This is an option to buy a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the most recent Milestone Date;
•Out-of-the-money call (OTM Call): This is an option to buy a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the most recent Milestone Date x (1 + Cap Rate);
•Out-of-the-money put (OTM Put): This is an option to sell a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the most recent Milestone Date x (1 - Buffer Rate);

    For Index-Linked Segment Options using the Point-to-Point , Milestone Lock , and Performance Blend Crediting Method, the value of the derivative instruments is equal to (ATM Call - OTM Call) x Participation Rate - OTM Put.

    The hypothetical call options (ATM Call and OTM Call) are intended to value the potential for increases in the Reference Index up to the applicable Cap Rate. As shown in the formulas above, the resulting difference is multiplied by the applicable Participation Rate. For Index-Linked Segment Options, the hypothetical out-of-the-money put option (OTM Put) is intended to value the potential for decreases in the Reference Index in excess of the applicable Buffer Rate.

For any Index-Linked Segment Option except Milestone Lock Segment Options, the Equity Adjustment Factor is equal to A - B x (1 - Y), where:
    A is the value of the derivative instruments on the day we calculate the Segment Interim Value;

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B is the value of the derivative instruments on the Segment Start Date; and
    Y is the number of whole years elapsed from the Segment Start Date to the day we calculate the Segment
     Interim Value, divided by the Segment Term Period.

    The Performance Blend Segment Option requires additional steps to determine the Equity Adjustment Factor:
•For A and B defined above, the value of the derivative instruments for each of the underlying indices is calculated independently using the Black-Scholes Method.
•Weights are assigned based on the relative value of the derivative instruments across the underlying indices to produce an aggregate derivative instrument value for the Performance Blend Segment Option.
•50% weight is assigned to the index with the highest value of derivative instruments on the date in question;
•30% weight is assigned to the index with the second highest value of derivative instruments on the date in question; and
•20% weight is assigned to the index with the lowest value of derivative instruments on the date in question.

For Milestone Lock Segment Options, the Equity Adjustment Factor will take into account any previously determined Milestone Credit Percentages and resets of buffer protection. It is equal to [A x (1 + C) + C] - [B x (1 - Y)], where:
    A is the value of the derivative instruments on the day we calculate the Segment Interim Value;
B is the value of the derivative instruments on the Segment Start Date;
C is the result of the following calculation: add one to each Milestone Credit Percentage, then multiply each of these sums together, then subtract one from the result; and
    Y is the number of whole years elapsed from the Segment Start Date to the day we calculate the Segment
     Interim Value, divided by the Segment Term Period.

For an example of how we calculate the Equity Adjustment Factor for the Point-to-Point Segment, Performance Blend Segment Options, and Milestone Lock Segment Options, please see Appendix B (“Segment Interim Value Examples”).

The following Black-Scholes Method inputs are used in the calculation of the Equity Adjustment:
•Volatility - This input varies with the amount of time remaining in the Segment Term Period and the ratio of the strike price to the current price (referred to as the moneyness of the option) at the time of the calculation.
To derive a volatility input for each hypothetical option, we use daily quotes of implied volatility that we receive from independent third-parties. Implied volatility quotes are obtained for two at-the-money options with the closest maturity before and after the Segment End Date of your Segment Option, as well as for the two options with the same maturity as your Segment Option and with the closest moneyness value above and below the moneyness of each hypothetical option.

    We calculate the implied volatility input of each hypothetical option as follows:
1.Calculate the implied volatility of an option with the same moneyness as each hypothetical option, but with the closest maturity before the Segment End Date by linearly interpolating between:
a.An option with the closest maturity before the Segment End Date, but with the closest moneyness above the moneyness of each hypothetical option; and
b.An option with the closest maturity before the Segment End Date, but with the

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closest moneyness below the moneyness of each hypothetical option.
2.Calculate the implied volatility of an option with the same moneyness as each hypothetical option, but with the closest maturity after the Segment End Date by linearly interpolating between
a.An option with the closest maturity after the Segment End Date, but with the closest moneyness above the moneyness of each hypothetical option; and
b.An option with the closest maturity after the Segment End Date, but with the closest moneyness below the moneyness of each hypothetical option.
3.Calculate the implied volatility input for each hypothetical option by linearly interpolating between (1) and (2) above.

•Index Dividend Yield - On a daily basis we will receive the average annual dividend yield across the Reference Index for each Segment Option, as provided by an independent third-party.
•Swap Rate - We use key derivative swap rates provided by an independent third-party. Swap rates are obtained for maturities adjacent to the actual time remaining in the Segment Term Period at the time of the calculation. We use linear interpolation to derive the exact remaining duration rate needed as the input.

    The Company has selected service providers from which it obtains the implied volatility, dividend yield and swap rate inputs used in the Equity Adjustment calculation. If any of these inputs becomes unavailable, the Company, in its sole discretion, will select a new input for use in the calculation. In making this selection, the Company will endeavor to prevent any material impact on the calculation of the Equity Adjustment.

9. Benefits Available Under the Contract

Benefits Summary

The following table summarizes information about the benefits available under the Contract.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Free Withdrawal	Provides for an amount that may be withdrawn each Contract Year without incurring Withdrawal Charges	None
•Only available during the Accumulation Phase.
•Withdrawals of Free Withdrawal amount may reflect an Equity Adjustment and/or an Interest Adjustment, which may be less than your initial investment, and taxes and tax penalties.
•Unused Free Withdrawal amounts not available in future Contract Years.

Required Minimum Distribution	Provides any Withdrawal considered an Required Minimum Distribution under Section 401(a)(9) to not be subject to Withdrawal Charges	None
•Only available during the Accumulation Phase.
•Withdrawals may reflect an Equity Adjustment and/or an Interest Adjustment, which may be less than your initial investment, and taxes and tax penalties.
•Required Minimum Distributions will incur a Withdrawal Charge if you previously took a Withdrawal in the same Contract Year to satisfy the required minimum distribution requirement under your Contract.

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Performance Lock[1]	Allows you to capture the Performance Lock Value during the Segment Term Period of an Index-Linked Segment Option prior to the Segment End Date.	None
•We will not provide advice on whether you should exercise the Performance Lock.
•You will not know the Performance Lock Value at the time you request the Performance Lock, and the Performance Lock Value could be lower than you expect.
•A Performance Lock must be exercised at least two Business Days before the Segment End Date and for the entire Segment Value.
•Once exercised for a particular Index-Linked Segment Option, a Performance Lock is irrevocable for the Segment Term Period.
•The locked Index-Linked Segment Option will not receive Segment Credit on the Segment End Date; the Performance Lock Value will instead be transferred to the 1-year Fixed Segment Option for the remainder of the Segment Term Period.
•The Performance Lock Value may be less than the Segment Value on the Segment Start Date even when the value of the Reference Index has increased or has declined by less than the Buffer Rate. In extreme circumstances, you could lose 100% of your investment.

Death Benefit
During the Withdrawal Charge Period, upon death provides a Death Benefit payment equal to the greater of Interim Value or Purchase Payments (less less net proceeds from Withdrawals).

After the Withdrawal Charge Period, upon death provides a Death Benefit payment equal to Interim Value
None
•Only available during the Accumulation Phase.
•Calculation of Interim Value is subject to any applicable Equity Adjustment and Interest Adjustment.
•During the Withdrawal Charge Period, Purchase Payment component is reduced by any net proceeds from prior Withdrawals.

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Confinement Waiver[2]	Waiver of Withdrawal Charges in the event of a confinement to a Qualified Care Facility	None
•Automatically included in Contract at issue.
•Only available during the Accumulation Phase.
•Only available after the first Contract Anniversary.
•Owner must be confined to a Qualified Care Facility as defined by the benefit for at least 60 days. Confinement must begin at least one year after Contract Date.
•Confinement must be recommended by a Physician as defined in the Confinement Waiver section.
•Withdrawals under the benefit may be subject to any applicable Equity Adjustment and Interest Adjustment, taxes and tax penalties.

Terminal Illness Waiver[3]	Waiver of Withdrawal Charges in the event the Owner (or Annuitant if the Owner is not a natural person) is diagnosed with a Terminal Illness	None
•Automatically included in Contract at issue.
•Only available during the Accumulation Phase.
•Only available after the first Contract Anniversary.
•Owner must be diagnosed with a Terminal Illness by a Physician as defined in the Terminal Illness Waiver section.
•Initial diagnosis must occur at least one year after Contract Date.
•Withdrawal under benefit may be subject to any applicable Equity Adjustment, Interest Adjustment, taxes and tax penalties.

1     The availability of the Performance Lock feature may vary by state. Please refer to Appendix D (“State     Variation Chart”)
2     The availability of the Confinement Waiver may vary by state. Please refer to Appendix D (“State Variation Chart”).
3     The availability of the Terminal Illness Waiver may vary by state. Please refer to Appendix D (“State Variation Chart”).

Free Withdrawals
    A Free Withdrawal is a Withdrawal amount on which no Withdrawal Charges apply. However, an Interest Adjustment and Equity Adjustment will still apply. The Free Withdrawal amount available in any Contract Year is equal to 10% of the Contract Value as of the previous Contract Anniversary. Any unused portion of the Free Withdrawal amount for a Contract Year cannot be carried over to the following Contract Year.

    If the amount of a partial Withdrawal in any Contract Year exceeds the Free Withdrawal amount for that Contract Year, the excess Withdrawal will be subject to any applicable Withdrawal Charge. If the Owner surrenders the Contract, a Withdrawal Charge will be applied to any Free Withdrawal previously taken during the same Contract Year.

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    The Example below shows the effect of the Free Withdrawal amount on the remaining Segment Value and the proceeds paid to the Owner. This Example assumes a gross Withdrawal of $10,000 (the maximum Free Withdrawal amount) is requested.

Example 9 - Effect of a Free Withdrawal on the Net Withdrawal
Equity Adjustment Factor	-16.89%
Interest Adjustment Factor	2.77%
Contract Value on the previous Contract Anniversary	$100,000.00
Immediately Before Withdrawal
Segment Value	$99,525.00
Total Equity Adjustment	$(16,809.77)	[1]
Total Interest Adjustment	$2,756.84	[2]
Segment Interim Value	$85,472.07
Withdrawal
Withdrawal Amount	$10,000.00
Equity Adjustment attributable to the Withdrawal	$(1,689.00)	[3]
Interest Adjustment attributable to the Withdrawal	$277.00	[4]
Withdrawal Charge	$—
Net Withdrawal Amount paid to Owner	$8,588.00
Immediately After Withdrawal
Resulting Segment Value	$89,525.00

(1)    Total Equity Adjustment = 99,525 x -16.89% = (16,809.77)
(2)    Total Interest Adjustment = 99,525 x 2.77% = 2,756.84
(3)    Equity Adjustment attributable to Withdrawal = 10,000 x -16.89% = (1,689.00)
(4)    Interest Adjustment attributable to Withdrawal = 10,000 x 2.77% = 277.00

Required Minimum Distribution
    If your Contract is subject to minimum distribution requirements under Internal Revenue Code Section 401(a)(9), any Withdrawal of a minimum distribution required under Section 401(a)(9) with respect to the Contract (a “Required Minimum Distribution”), as calculated by us, will not be subject to Withdrawal Charges. Any Withdrawal made to satisfy required minimum distribution requirements will count towards your Free Withdrawal Amount and will be subject to an Equity Adjustment and Interest Adjustment. If you surrender the Contract, a Withdrawal Charge will be applied to any Free Withdrawal previously taken during the same Contract Year, including any Required Minimum Distribution Withdrawals. Required Minimum Distributions will incur a Withdrawal Charge if you previously took a Withdrawal in the same Contract Year to satisfy the required minimum distribution requirement under your Contract. In this circumstance, you must wait until the next Contract Anniversary to take your Required Minimum Distribution without incurring a Withdrawal Charge. Because all Required Minimum Distribution Withdrawals are subject to an Equity Adjustment and Interest Adjustment, you may wish to take distributions from other assets to satisfy the Required Minimum Distribution associated with this Contract.
Required Minimum Distributions can be withdrawn anytime during a Segment Term Period and when applicable, will be required on an ongoing basis. Therefore, this Contract may not be an appropriate investment for taking these distributions. While Withdrawal Charges may not apply, Required Minimum Distributions could still result in negative Interim Value adjustments, taxes, and tax penalties, as applicable. Under extreme circumstances, you could lose up to 100% of your investment from a negative Interest Adjustment on money allocated to an
Index-Linked Segment Option. Under extreme circumstances, you could lose up to 100% of your investment

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from a negative Equity Adjustment on money allocated to an Index-Linked Segment Option. Please consult a Financial Professional regarding the appropriateness of taking these types of withdrawals from this contract.

The Example below shows the effect of the Required Minimum Distribution on the Net Withdrawal amount. This Example assumes an annual Required Minimum Distribution of $12,000 is requested.

Example 10 - Effect of a Required Minimum Distribution on the Net Withdrawal
Equity Adjustment Factor	-16.89%
Interest Adjustment Factor	2.77%
Contract Value on the previous Contract Anniversary	$100,000.00
Immediately Before Withdrawal
Segment Value	$99,525.00
Total Equity Adjustment	$(16,809.77)	[1]
Total Interest Adjustment	$2,756.84	[2]
Segment Interim Value	$85,472.07
Withdrawal
Required Minimum Distribution	$12,000.00
Free Withdrawal Amount	$10,000.00
Equity Adjustment attributable to the Withdrawal	$(2,026.80)	[3]
Interest Adjustment attributable to the Withdrawal	$332.40	[4]
Withdrawal Charge	$—
Net Withdrawal Amount paid to Owner	$10,305.60
Immediately After Withdrawal
Remaining Free Withdrawal	$—
Resulting Segment Value	$87,525.00

(1)    Total Equity Adjustment = 99,525 x -16.89% = (16,809.77)
(2)    Total Interest Adjustment = 99,525 x 2.77% = 2,756.84
(3)    Equity Adjustment attributable to Withdrawal = 12,000 x -16.89% = (2,026.80)
(4)    Interest Adjustment attributable to Withdrawal = 12,000 x 2.77% = 332.40

Performance Lock
The Performance Lock feature allows you to capture the Performance Lock Value of an Index-Linked Segment Option during the Segment Term Period. A Performance Lock may be exercised for any of the Index-Linked Segment Options to which funds are currently allocated. For Contracts issued in the state of Missouri, please refer to Appendix D for a variation related to availability of the Performance Lock feature.

You may exercise a Performance Lock for an Index- Linked Segment Option at any time during the Segment Term Period up to two Business Days prior to the end of the Segment Term Period. Only one Performance Lock may be exercised per Segment Term Period for each Index-Linked Segment Option. However, you may exercise a Performance Lock at different times for each Index-Linked Segment Option so long as you do so up to two Business Days prior to the end of the Segment Term Period for that Segment Option. A Performance Lock may not be applied retroactively and can only be exercised for the entire Segment Value. Partial Performance Locks of the Segment Value are not permitted.

Once you exercise a Performance Lock for a given Index-Linked Segment Option, it is irrevocable for that Segment Term Period. At the end of that Segment Term Period, you may choose to exercise a Performance Lock during the next Segment Term Period if funds are again allocated to an Index-Linked Segment Option.

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When you exercise a Performance Lock, we will use the Performance Lock Value calculated at the end of the Business Day we receive your request in Good Order. As this value is calculated at the end of the Business Day, this means you won't be able to determine your Performance Lock Value in advance. Therefore, the Performance Lock Value you capture may be higher or lower than it was at the point in time you requested a Performance Lock. Performance Lock requests will be permitted up to two Business Days prior to a Segment End Date. If we receive a request in Good Order on a non-Business Day or after close of a Business Day, the request will be deemed to be received on the next Business Day. For requests submitted in writing, we do not consider the request to be received until it arrives at our Administrative Office.

Once a Performance Lock is exercised, the locked Index-Linked Segment Option will not receive a Segment Credit on the Segment End Date. Instead, the Performance Lock Value for that Segment Option will be transferred on the Performance Lock Date to the one-year Fixed Segment Option, where it will accrue interest daily for the remainder of the one-year Fixed Segment Term Period. This means that the Segment Term Period for any Index-Linked Segment Option for which you exercise a Performance Lock will conclude at the end of the current one-year Fixed Segment Term Period, even if the original Segment End Date was later. Additionally, if you exercise a Performance Lock on an anniversary of the Segment Start Date for a two-year or six-year Segment Option, your funds will remain in the Fixed Segment Option for a full year before being available for re-allocation. Following the transfer, the terms of the Fixed Segment Option (Segment Start Date, Segment End Date, and Annual Interest Rate) will match the existing terms for the current one-year Fixed Segment Term Period.

At the end of the one-year Fixed Segment Term Period, the Fixed Segment Value will automatically be re-allocated proportionately to each Index-Linked Segment Option for which you exercised a Performance Lock, unless you instruct otherwise. Subject to availability, a new Segment Term Period will begin at that time. Please note that six-year Segment Options are only available in the first Contract Year, and two-year Segment Options are only available during the first six Contract Years. The proportional mechanism is intended to re-allocate the Fixed Segment Value based on the relative amounts that were transferred to the Fixed Segment Option through the exercise of Performance Locks. If you would like different allocations for the next Segment Term Period, you may request to do so per the terms of the“Transfers Between Segment Options by Request” section. The proportional re-allocation is based on the following formula:

A x (B / (C + D)), where:

A.is the one-year Fixed Segment Option Segment Value on the Segment End Date;
B.is the Performance Lock Value for a given Index-Linked Segment Option on its Performance Lock Date;
C.is the existing one-year Fixed Segment Option Segment Value on the first Performance Lock Date during the current Segment Term Period (before the transfer of the Performance Lock Value); and
D.is the sum of the Performance Lock Values for each Index-Linked Segment Option that exercised a Performance Lock during the current Segment Term Period.

At the next Segment End Date (for the one-year Fixed Segment Option) following a Performance Lock, the resulting amount from this formula will be transferred to the same Index-Linked Segment Option for which the Performance Lock was exercised if the same Index-Linked Segment Option is available. If a Performance Lock was exercised for a two-year or six-year Segment Option that is no longer available, the resulting amount from this formula will be transferred to that Segment Option’s one-year counterpart. If a one-year counterpart is not available, the resulting amount from this formula will remain in the Fixed Segment Option unless you instruct otherwise. Additionally, unless you instruct otherwise, the resulting amount from A x (C / (C + D)) will remain in the Fixed Segment Option, which represents the funds that were originally in the Fixed Segment Option before funds from other Segment Options were transferred via Performance Lock. It is important to note that six-year Segment Options are only available in the first Contract Year. Exercising a Performance Lock on a six-year Segment Option means you will not have the ability to re-allocate to a six-year Segment Option. For examples of the transfer and re-allocation mechanics when a Performance Lock is exercised, please see Appendix C (“Performance Lock Examples”).

A Performance Lock can help eliminate uncertainty regarding future Reference Index performance and potentially limit the impact of a negative Segment Credit you would otherwise receive. It also allows you transfer the Segment Value out of an Index-Linked Segment Option before the Segment End Date. The disadvantage of

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exercising a Performance Lock is that the Reference Index could increase between the Performance Lock Date and the Segment End Date, and you will not participate in that increase. In addition, if you exercise a Performance Lock, you may receive less than the full protection of the Buffer compared to what you would have received if you waited for us to apply the Segment Credit on the Segment End Date. If a Performance Lock is exercised when your Performance Lock Value has declined from the amount invested in the Segment Option on the Segment Start Date, you will lock in any loss and may receive less than the full protection of the Buffer Rate. It is possible that you would have realized less of a loss or no loss if the Performance Lock had occurred at a later time, or if the Segment Option was not locked. Because the Performance Lock Value is based on the Equity Adjustment, the Performance Lock Value may be less than the Segment Value on the Segment Start Date even when the value of the Reference Index has increased or has declined by less than the Buffer Rate. Under extreme circumstances, you could lose up to 100% of your investment from a negative Equity Adjustment on money allocated to an Index-Linked
Segment Option.

We will not provide advice or notify you regarding whether you should exercise a Performance Lock or the optimal time for doing so. We will also not warn you if you exercise a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise a Performance Lock.

Death Benefit
If any Owner (or, if the Owner is a non-natural person, any Annuitant) dies prior to the Annuity Date, we will pay the Death Benefit to the Beneficiary. During the Withdrawal Charge Period, the Death Benefit is the greater of:
1.The Purchase Payment less net proceeds from prior Withdrawals; and
2.The Interim Value on the date of death (See the “Charges and Adjustments” section for more information).

    Net proceeds from prior Withdrawals are equal to the Contract Value withdrawn after the application of Withdrawal Charges, Interest Adjustments, and Equity Adjustments. Withdrawals do not include any amount deducted for the payment of Segment Fees. Withdrawal Charges will not be applied in determining the Death Benefit payable to your Beneficiary.

    After the Withdrawal Charge Period, the Death Benefit will be the Interim Value on the date of death (See the “Charges and Adjustments” section for information on determining the Interim Value). If the Owner is a natural person and the Owner is changed or an additional Owner is added (or if the Owner is a non-natural person and the Annuitant is changed or an additional Annuitant is added), except through the continuation of the Contract as a surviving spouse as described below, the Death Benefit will be the Interim Value on the date of death.

    We will pay the Death Benefit within five (5) years of the death of the Owner. If the Contract is a Non-Qualified Contract, and if the Beneficiary is a natural person, such Beneficiary may elect for the Death Benefit to be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, provided the election is made in accordance with Internal Revenue Code section 72.

    Upon the death of any Joint Owner, where the surviving spouse is the surviving Joint Owner, the surviving Joint Owner will become the Beneficiary to whom the Death Benefit will be paid, and any other Beneficiary designation on record at the time of the death will be treated as a contingent Beneficiary.

    If the Beneficiary is the deceased Owner’s surviving spouse, the surviving spouse may elect to continue the Contract as the sole Owner in lieu of receiving the Death Benefit. The Death Benefit payable upon the death of a spouse who has continued the Contract will be based on the greater of the Purchase Payment less net proceeds from prior Withdrawals and the Interim Value on the continuing spouse’s date of death during the remainder of the Withdrawal Charge Period and will be based on the Interim Value on the continuing spouse’s date of death thereafter. This provision relating to the surviving spouse can only apply once, it cannot apply a second time if the surviving spouse elects to continue the Contract, remarries, and then dies.

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    All elections must be made by submitting the appropriate paperwork to us in Good Order.

    If the Annuitant is not an Owner and dies prior to the Annuity Date, you may designate a new Annuitant, subject to our underwriting rules then in effect. If no designation is made within 30 days of death of the Annuitant, the younger of you or any Joint Owner will become the Annuitant.

    If the Owner is a non-natural person, then the death of the Annuitant will be treated as the death of the Owner and a new Annuitant may not be designated.

    Before we will pay the Death Benefit, we must receive proof of death at our Administrative Office in a form and manner satisfactory to us, which includes:
•Copy of death certificate while the Contract was in effect;
•Our claim form properly completed from each Beneficiary, as applicable; and
•Any other documents required by law.

    Some examples of how the Death Benefit works are noted below.

Example 11 - Death Benefit Calculation During Withdrawal Charge Period
Purchase Payment	$150,000.00
Prior Withdrawals	$50,000.00
Contract Value	$125,000.00
Equity Adjustment attributable to the Death Benefit	$(30,000.00)
Interest Adjustment	$3,000.00
Interim Value	$98,000.00	[1]
Death Benefit	$100,000.00	[2]

(1)    Interim Value = 125,000 - 30,000 + 3,000 = 98,000
(2)    Death Benefit = Max(150,000-50,000 , 98,000) = 100,000

Example 12 - Death Benefit Calculation After Withdrawal Charge Period
Purchase Payment	$150,000.00
Prior Withdrawals	$50,000.00
Contract Value	$125,000.00
Equity Adjustment attributable to the Death Benefit	$(30,000.00)
Interest Adjustment	$3,000.00
Interim Value	$98,000.00	[1]
Death Benefit	$98,000.00	[2]

(1)    Interim Value = 125,000 - 30,000 + 3,000 = 98,000
(2)    Death Benefit = Interim Value = 98,000

Confinement Waiver
    During the Accumulation Phase, after the first Contract Year and before the Death Benefit becomes payable under the Contract, we will waive the Withdrawal Charge on a requested Withdrawal (including a partial Withdrawal or full surrender) if the following requirements are met:
•any Owner (or, if the Owner is a non-natural person, any Annuitant), is confined to a Qualified Care

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Facility;
•confinement continues for at least sixty (60) consecutive days;
•confinement begins at least one year after the Contract Date;
•confinement is recommended in writing by a Physician; and
•we receive the Withdrawal request and the Physician’s recommendation no later than ninety (90) days following the date the confinement has ceased.

    Any applicable Interest Adjustment and Equity Adjustment will still apply.

    A “Qualified Care Facility” means a Convalescent Care Facility, Hospice Facility or Hospital as described below:
•Convalescent Care Facility means an institution which: (i) is licensed by the State as a convalescent nursing facility, a qualified nursing facility, a convalescent hospital, a convalescent unit of a Hospital, an intermediate care facility, or a custodial care facility; and (ii) is primarily engaged in providing, in addition to room and board accommodations, continuous nursing service by or under the supervision of a Physician or a licensed registered nurse (R.N.); and (iii) maintains a daily record of each patient which is available for our review; and (iv) administers a planned program of observation and treatment by a Physician (which for purposes of this provision also cannot be the proprietor or an employee of such facility) which is in accordance with existing standards of medical practice for the confinement.
•Convalescent Care Facility does not include any facility, or any part of a facility, used primarily for: rest care, training or education of the Owner, or the treatment of alcoholism or chemical dependency. Examples of such excluded facilities include (but are not limited to): spas, retreats, and alcohol and drug rehabilitation clinics.
•Hospice Facility means an institution which provides a formal program of care for terminally ill patients whose life expectancy is less than 6 months, provided on an inpatient basis and directed by a Physician. It must be licensed, certified or registered in accordance with State law.
•Hospital means an institution which: (i) is licensed as a hospital and operated pursuant to law; and (ii) is primarily engaged in providing or operating (either on its premises or in facilities available to the hospital on a prearranged contractual basis and under the supervision of a staff of one or more duly licensed Physicians) diagnostic and surgery facilities for the medical care and treatment of injured and sick persons on an inpatient basis for which a charge is made; and (iii) provides 24-hour nursing service by or under the supervision of a licensed registered nurse (R.N.).
•Hospital does not include any facility, or any part of a facility, used primarily for: rest care, training or education, or the treatment of alcoholism or chemical dependency. Examples of such excluded facilities include (but are not limited to): spas, retreats, and alcohol and drug rehabilitation clinics.

    Physician for purposes of this provision means a doctor of medicine or osteopathy legally authorized to practice medicine by the State in which he/she performs such function. The Physician cannot be you, an Annuitant, a Beneficiary, or a member of your, an Annuitant’s, a Beneficiary’s immediate family, including a husband, wife, domestic partner, civil union partner, child, sibling, parent, grandparent, grandchild, cousin, aunt, uncle, niece, nephew and any of their Spouses, domestic partners or civil union partners. State for purposes of this provision means each state of the United States of America, as well as the District of Columbia, the Commonwealth of Puerto Rico, the Virgin Islands, Guam, and American Samoa.

    We reserve the right to obtain, at any time, an additional opinion or an examination of the ill Owner from a Physician that we designate at our expense. Should this opinion differ from that of the Owner’s Physician, the opinion of our Physician will prevail.

    The Confinement Waiver terminates upon the change or addition of an Owner (or if the Owner is a non-

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natural person and the Annuitant is changed or an additional Annuitant is added), except through continuation of the Contract as a surviving spouse.

    This provision may vary by state, please see Appendix D (“State Variation Chart”).

The Example below shows the effect of the Confinement Waiver on the Net Withdrawal. This Example assumes a Withdrawal of $12,000 is requested.

Example 13 - Effect of the Confinement Waiver on the Net Withdrawal
Contract Value on the previous Contract Anniversary	$100,000.00
Current Contract Value	$125,000.00
Free Withdrawal Amount	$10,000.00	[1]
Equity Adjustment attributable to the Withdrawal	$(750.00)
Interest Adjustment attributable to the Withdrawal	$125.00
Requested Withdrawal	$12,000.00
Withdrawal Without Confinement Waiver
Withdrawal Charge Percentage	7%
Withdrawal Charge	$140.00	[2]
Net Withdrawal Amount paid to Owner	$11,235.00	[3]
Withdrawal With Confinement Waiver
Net Withdrawal Amount paid to Owner	$11,375.00	[4]
Immediately After Withdrawal
Resulting Contract Value	$113,000.00	[5]

(1)    Free Withdrawal Amount = 100,000 * 10% = 10,000
(2)    Withdrawal Charge = (12,000 - 10,000) * 7% = 140
(3)    Net Withdrawal = 12,000 - 750 + 125 - 140 = 11,235
(4)    Net Withdrawal = 12,000 - 750 + 125 = 11,375
(5)    Resulting Contract Value = 125,000 - 12,000 = 113,000

Terminal Illness Waiver
    During the Accumulation Phase, after the first Contract Year and before the Death Benefit becomes payable, we will waive the Withdrawal Charge on a requested Withdrawal (including a partial Withdrawal or full surrender) if the following requirements are met:
•any Owner (or, if the Owner is a non-natural person, any Annuitant), is diagnosed with a Terminal Illness;
•the initial diagnosis occurs at least one year after the Contract Date; and
•the Withdrawal request is accompanied by a certification of Terminal Illness prepared by a Physician who has examined the ill Owner and is qualified to provide the certification.

    Any applicable Interest Adjustment or Equity Adjustment will still apply.

    Terminal Illness means an illness that is expected to cause death within twelve (12) months.

    Physician for purposes of this provision means a doctor of medicine or osteopathy legally authorized to practice medicine by the State in which he/she performs such function. The Physician cannot be you, an Annuitant, a Beneficiary, or a member of your, an Annuitant’s, a Beneficiary’s immediate family, including a husband, wife, domestic partner, civil union partner, child, sibling, parent, grandparent, grandchild, cousin, aunt, uncle, niece,

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nephew and any of their Spouses, domestic partners or civil union partners. State for purposes of this provision means each state of the United States of America, as well as the District of Columbia, the Commonwealth of Puerto Rico, the Virgin Islands, Guam and American Samoa.

    We reserve the right to obtain, at any time, an additional opinion or an examination of the ill Owner from a Physician that we designate at our expense. Should this opinion differ from that of the ill Owner’s Physician, the opinion of our Physician will prevail.

    The Terminal Illness waiver terminates upon the change or addition of an Owner (or if the Owner is a non-natural person and the Annuitant is changed or an additional Annuitant is added), except through continuation of the Contract as a surviving spouse.

    This provision may vary by state, please see Appendix D (“State Variation Chart”).

The Example below shows the effect of the Terminal Illness Waiver on the Net Withdrawal. This Example assumes a Withdrawal of $12,000 is requested.

Example 14 - Effect of the Terminal Illness Waiver on the Net Withdrawal
Contract Value on the previous Contract Anniversary	$100,000.00
Current Contract Value	$125,000.00
Free Withdrawal Amount	$10,000.00	[1]
Equity Adjustment attributable to the Withdrawal	$(750.00)
Interest Adjustment attributable to the Withdrawal	$125.00
Requested Withdrawal	$12,000.00
Withdrawal Without Terminal Illness Waiver
Withdrawal Charge Percentage	7%
Withdrawal Charge	$140.00	[2]
Net Withdrawal Amount paid to Owner	$11,235.00	[3]
Withdrawal With Terminal Illness Waiver
Net Withdrawal Amount paid to Owner	$11,375.00	[4]
Immediately After Withdrawal
Resulting Contract Value	$113,000.00	[5]

(1)    Free Withdrawal Amount = 100,000 * 10% = 10,000
(2)    Withdrawal Charge = (12,000 - 10,000) * 7% = 140
(3)    Net Withdrawal = 12,000 - 750 + 125 - 140 = 11,235
(4)    Net Withdrawal = 12,000 - 750 + 125 = 11,375
(5)    Resulting Contract Value = 125,000 - 12,000 = 113,000

10. Surrenders and Withdrawals

Access to your Contract Value
    During the Accumulation Phase before the Death Benefit becomes payable under the Contract, you may request a partial Withdrawal or surrender your Contract. The minimum Withdrawal you may request from your Contract at any time is $500. Any partial Withdrawal or surrender will be subject to any applicable Interest Adjustment and an Equity Adjustment, and any partial Withdrawals in excess of the Free Withdrawal amount or any surrender during the first six Contract Years will also be subject to a Withdrawal Charge. If you request a partial Withdrawal that causes your Contract Value to be less than $2,000, we will treat the request as a surrender of the Contract for the entire Contract Value.

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    Proceeds payable on a partial Withdrawal or surrender may be reduced by any applicable Interest Adjustment, Equity Adjustment or Withdrawal Charge. The Interest Adjustment, which applies to all Withdrawals and surrenders during the first six Contract Years, will be negative if the Interest Adjustment index has risen since your Contract Date. The Equity Adjustment, which applies to partial Withdrawals and surrenders from Index-Linked Segment Options before the Segment End Date, may be negative even when the value of the Reference Index has increased or declined less than the Buffer Rate. If the applicable Interest Adjustment and Equity Adjustment together are negative at the time of a Withdrawal, the reduction in the Contract Value as a result of the Withdrawal will be greater than the net proceeds you receive. During the first six Contract Years, the Withdrawal Charge will further reduce proceeds payable on a partial Withdrawal greater than the Free Withdrawal amount or on a surrender of the Contract.

    The calculation of the Interest Adjustment will be identical for each Segment Option. The calculation of the Equity Adjustment will differ between Segment Options depending on the length of the Segment Term Period and the time remaining in the Segment Term Period. These differences depend on current market conditions and cannot be known in advance. If you have allocated funds to multiple Segment Options, you should discuss with your Financial Professional before taking a Withdrawal to evaluate whether to take a Withdrawal from a particular Segment Option. Withdrawals or surrenders may also be subject to income tax and to an additional 10% federal penalty tax if made before the Owner is age 59½ (see the “Taxes” section for additional information). You should consult your tax advisor before taking a Withdrawal.

    To request a partial Withdrawal or surrender, you must submit written Notice in Good Order to our Administrative Office. You must provide the consent of all Owners and irrevocable Beneficiaries before we will process the Withdrawal request. Your Notice must specify the amount that is to be withdrawn, either as a total dollar amount or as a percentage of the Contract Value. Unless you direct otherwise, we will take the Withdrawal first from the Fixed Segment Option. To the extent there are not enough funds in the Fixed Segment Option to cover a partial Withdrawal, we will deduct the remaining balance from other Segment Options, beginning with Segment Options that have the shortest Segment Term Period. If you have multiple Segment Options with the same Segment Term Period, we will deduct the remaining balance pro rata across those Segment Options.

    Values are determined at the end of each Business Day. If we receive a written Notice in Good Order by 4:00 p.m. Eastern Time on a Business Day, the request will use the values calculated at the end of that Business Day. If we receive a written Notice in Good Order after 4:00 p.m. Eastern Time, the request will use the values calculated at the end of the next Business Day. You may request a partial Withdrawal or surrender up to 60 days in advance. For example, you may submit a written request for a partial Withdrawal or surrender on a Segment End Date up to 60 days before the Segment End Date. The value of any partial Withdrawal or surrender that is requested in advance will be calculated on the Business Day that the partial Withdrawal or surrender occurs. All partial Withdrawals and surrenders that occur on the same Business Day will be combined for the purpose of calculating Segment Interim Values.

    We may defer payments we make under your Contract for up to six months if the insurance regulatory authority of the state in which we issued the Contract approves such deferral. We will apply interest to the deferred payments, if required by state law.

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    The Example below shows the effect of a Withdrawal, the Equity Adjustment, and the Interest Adjustment on the remaining Segment Value and the proceeds paid to the Owner. This Example assumes a gross Withdrawal of $20,000 is requested.

Example 15 - Effect of a Withdrawal on the Segment Interim Value
Equity Adjustment Factor	-16.89%
Interest Adjustment Factor	2.77%
Contract Value on the previous Contract Anniversary	$100,000.00
Immediately Before Withdrawal
Segment Value	$99,525.00
Total Equity Adjustment	$(16,809.77)	[1]
Total Interest Adjustment	$2,756.84	[2]
Segment Interim Value	$85,472.07
Withdrawal
Withdrawal Amount	$20,000.00
Equity Adjustment attributable to the Withdrawal	$(3,378.00)	[3]
Interest Adjustment attributable to the Withdrawal	$554.00	[4]
Withdrawal Charge	$(800.00)	[5]
Net Withdrawal Amount paid to Owner	$16,376.00
Immediately After Withdrawal
Resulting Segment Value	$79,525.00

(1)    Total Equity Adjustment = 99,525 x -16.89% = (16,809.77)
(2)    Total Interest Adjustment = 99,525 x 2.77% = 2,756.84
(3)    Equity Adjustment attributable to Withdrawal = 20,000 x -16.89% = (3,378.00)
(4)    Interest Adjustment attributable to Withdrawal = 20,000 x 2.77% = 554.00
(5)    Assumes 8% Withdrawal Charge applies and that no other Withdrawals have occurred since the last Contract
Anniversary. 10% of the 100,000 may be taken without a Withdrawal Charge under the Free Withdrawal provision, so only the remaining 20,000 - 10,000 = 10,000 is charged.

11. Annuity Period

When you purchase the Contract, we will set the Annuity Date as the Contract Anniversary on or first following the later of the Annuitant attaining age 95 or the 10th Contract Anniversary. In the case of Joint Annuitants, the Annuity Date will be set based on the age of the older Joint Annuitant. You may select an earlier Annuity Date, which may be any time after the Contract Date, by Notice provided to us. The revised Annuity Date must be at least 10 days after our receipt of your Notice.

    Annuity Payments will commence on the Annuity Date if:
•All Owners are natural persons and all the Owners and at least one Annuitant are alive on the Annuity Date; or
•If any Owner is a non-natural person and all Annuitants are alive on the Annuity Date.

Election of Option
    On the Annuity Date, the Interim Value will be applied to provide Annuity Payments to you or a payee you designate in accordance with the applicable Settlement Option elected by the Owner. If no Settlement Option was elected, one of the following two payment provisions will apply:

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•If there is one living Annuitant on the Annuity Date, the Interim Value will be applied to provide Annuity Payments for the longer of the lifetime of the Annuitant or five years; or
•If there are two living Joint Annuitants on the Annuity Date, the Interim Value will be applied to provide Annuity Payments in the same monthly amount for the longer of the lifetimes of both Joint Annuitants or five years.

    An election of a Settlement Option must be made in writing by the Owner prior to the Annuity Date and is irrevocable on or after the Annuity Date.

    Additionally, the Beneficiary of a Non-Qualified Contract may elect to receive the Death Benefit under one of the Settlement Options described below, subject to the satisfaction of section 72(s) of the Internal Revenue Code, as amended. Any election of a Settlement Option by a Beneficiary must be made in writing and is irrevocable on or after the date payments begin. For purposes of the Settlement Options below, the Beneficiary will be the Annuitant.

    The Interim Value on the Annuity Date is the basis for determining the amount of your Annuity Payments. You will not incur an Interest Adjustment if your Annuity Date is after the Withdrawal Charge Period, which is the case for the Annuity Date established when you purchase the Contract. You will not incur an Equity Adjustment if your Annuity Date is on a Segment End Date that is shared by all Segment Options to which you have allocated funds. You will incur an Equity Adjustment if your Annuity Date occurs when not all Segment Options to which you have allocated funds have reached a Segment End Date.

    A lump sum along with a Settlement Option may be elected. The amount applied under the Settlement Option must be at least $5,000.

    Payments made quarterly, semiannually or annually may be elected in lieu of monthly payments. Payments less than $100 will only be made annually.

Settlement Options
    No future payments under any option, except as provided by law, may be assigned or transferred.
    Option 1: Life Annuity
    Monthly payments will be made during the lifetime of the Annuitant. The monthly payments will cease on the death of the Annuitant. No payments will be due after the death of the Annuitant. If the Annuitant dies shortly after the Annuity Date, you or the payee you designate may receive less than your investment in the Contract. This means you or the payee you designate will receive no payments if the Annuitant dies before the first scheduled payment, will receive only one payment if the Annuitant dies before the second scheduled payment, and so on.

    Option 2: Life Annuity with Guaranteed Period

    Monthly payments will be made for the longer of the guaranteed period elected and the lifetime of the Annuitant. The guaranteed periods are 5, 10, 15 or 20 years, or any other period agreed upon in writing by us. After the guaranteed period, monthly payments will cease on the death of the Annuitant, and no payments will be due after the death of the Annuitant. If the Annuitant dies during the guaranteed period, payments will continue to be made to you or a payee you designate until the end of the guaranteed period.

    Option 3: Installment Refund Life Annuity

    Monthly payments will be made for the installment refund period and thereafter for the lifetime of the Annuitant. The installment refund period is the period required for the sum of the monthly payments to equal the total amount applied under this option. After the installment refund period, monthly payments will cease on the

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death of the Annuitant, and no payments will be due after the death of the Annuitant. If the Annuitant dies during the installment refund period, no payments will be due after the installment refund period.

    Option 4: Joint and Last Survivor Annuity

    Monthly payments will be made for the joint lifetime of two Annuitants and in an equal amount during the remaining lifetime of the survivor. Payments will cease on the death of the last survivor. No payments will be due after the death of the last survivor. Payments may also be made during the lifetime of the survivor in an amount equal to two-thirds or one-half of the payment made during the joint lifetime of the two persons. If both Annuitants die shortly after the Annuity Date, you or the payee you designate may receive less than your investment in the Contract. This means you or the payee you designate will receive no payments if the Annuitants die before the first scheduled payment, will receive only one payment if the Annuitants die before the second scheduled payment, and so on.

    Option 5: Fixed Period Annuity

    Monthly payments will be made for the fixed period elected. Payments will cease at the end of the fixed period and no further payments will be due. The fixed period that may be elected is any period from 5 to 30 years. However, fixed periods shorter than 10 years are only available as a Death Benefit Settlement Option.

    The options described above may not be offered in all states. We may offer other Settlement Options. If your Contract is a Qualified IRA annuity Contract or you purchase the Contract through an IRA Account, not all options may satisfy Required Minimum Distribution rules. Consult your tax advisor for more information.

    Annuity Payments will start on the Annuity Date and continue based on the Settlement Option you elect. If the Annuitant is not an Owner and dies prior to the Annuity Date, you may modify your Selected Settlement Option and designate a new Annuitant prior to the Annuity Date, subject to our underwriting rules then in effect. If no designation is made within 30 days of death of the Annuitant, the younger of you or any Joint Owner will become the Annuitant. The substituted Annuitant will be used to determine the payments for Option 1, Option 2, Option 3, and Option 4, if selected.

Death of Owner on or after the Annuity Date
    If any Owner dies on or after the Annuity Date and before the entire interest in the Contract has been distributed, any remaining interest in the Contract will be distributed under the method of distribution being used on the date of death and in the following order based on whomever is still alive: any payee you have named, a surviving Joint Owner, the last surviving Owner’s Beneficiaries, or to the last surviving Owner’s estate if no Beneficiaries have been named or if there are no surviving Beneficiaries. If the death of both Joint Owners occurs simultaneously and no Beneficiaries have been named or if there are no surviving Beneficiaries, the estates of both Joint Owners will be the Beneficiary in equal shares.

12. Principal Risks of Investing in the Contract

    Your Contract has various risks associated with it. We list these risk factors below, as well as other important information you should know before purchasing a Contract.

Risk of Loss
    Amounts allocated to Index-Linked Segment Options will fluctuate in value based on the performance of the Reference Index. You may lose money, including your principal and previously credited Segment Credits. Such losses may be substantial, depending on the performance of the Reference Index and the Index-Linked Segment Options to which you allocate your Purchase Payment. Due to negative index performance, Segment Credits on Index-Linked Segment Options may be negative after application of the Buffer Rate, and you bear the portion of the

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loss that exceeds the Buffer Rate. The deduction of the Segment Fee will also reduce your Segment Value.

Potential for Significant Loss on Index-Linked Segment Options
    If there is a steep decline in the Reference Index, the risk of loss due to negative Segment Credits could be significant on an Index-Linked Segment Option. Theoretically, for a Segment Option with a 10% Buffer Rate, the negative Segment Credit percentage may be as low as -90%, which could lead to a substantial loss of principal and previously credited Segment Credits. Currently, each Index-Linked Segment Option offered has a Buffer Rate of 10% or 20%. This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, and up to 80% with a 20% Buffer Rate. For currently offered Index-Linked Segment Options, the Buffer Rate will always be at least 10%. For any future Index-Linked Segment Options offered under this Contract, the Buffer Rate will always be at least 5%. With a 5% Buffer Rate, you could lose up to 95% of the amount you invest in an Index-Linked Segment Option due to poor investment performance. Even with a 10% Buffer, t he ongoing deduction of Segment Fees which reduce Segment Value and any applicable Withdrawal Charges, Interest Adjustments, and Equity Adjustments could also result in a loss of principal greater than 90%. Such losses of principal and previously credited Segment Credits may be significant. It is possible to lose your entire investment. Please see ”The Insurance Company and Investment Options” section for further details.

The risk of loss on the Performance Blend Segment Option may differ from other Point-to-Point Segment Options based on a single Reference Index because the Segment Credit applied on the Performance Blend Segment Option is based on the ranked and weighted performance of three indices, which may have different returns.

Index Performance Used to Calculate Segment Credits is Based Only on the Segment Start Date, Segment End Date, and Milestone Dates
    The Index Change or Aggregate Index Change used in the determination of Segment Credits for Index-Linked Segment Options using the Point-to-Point or Performance Blend Crediting Methods reflects only the difference in the value of the Reference Index on the Segment Start Date and the Segment End Date. Therefore, the Segment Credit will be different than and could be significantly lower than the performance of the Reference Index at intermediate points during or through most of the Segment Term Period.

The Milestone Index Change used in the determination of Segment Credits for Milestone Lock Segment Options reflects only the difference in the value of the Reference Index on dates used to determine the Milestone Credit Percentages. Therefore, the Segment Credit will be different than and could be significantly lower than the performance of the Reference Index at intermediate points between dates used to determine the Milestone Credit Percentages. Even if positive Milestone Credit Percentages are determined during the Segment Term Period, a final negative Milestone Credit Percentage on the Segment End Date could lead to an overall negative Segment Credit.

Withdrawal Increases Risk of Loss
    The risk of loss becomes greater if you take a Withdrawal or surrender the Contract. The Interest Adjustment, which applies during the first six Contract Years, will be negative if interest rates have risen since your Contract Date. The Interest Adjustment will only be applied to the portion of a surrender or Withdrawal that is subject to a Withdrawal Charge. The Equity Adjustment, which applies to Withdrawals and surrenders from Index-Linked Segment Options before the Segment End Date, may be negative even when the value of the Reference Index has increased or has declined less than the Buffer Rate. If the applicable Interest Adjustment and Equity Adjustment together are negative at the time of a Withdrawal, the reduction in the Contract Value as a result of the Withdrawal will be greater than the net proceeds you receive. If you request a specific amount as the net proceeds of a Withdrawal, we will determine the proportionate reduction in the Contract Value needed to achieve this result. This will also reduce your future growth potential because any subsequent positive Segment Credits will be lower due to the reduction in the Contract Value. During the first six Contract Years, the Withdrawal Charge will further reduce proceeds payable on a Withdrawal greater than the Free Withdrawal amount or on a surrender of the Contract.

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Liquidity Risk
    We designed the Contract to be a long-term investment, which you can use to help build and provide income for retirement. As such, it is not suitable as a short-term investment vehicle. You may withdraw up to 10% of your Contract Value annually without incurring a Withdrawal Charge; however, this amount may still be subject to an Interest Adjustment and Equity Adjustment. An Interest Adjustment will apply at any time during the first six Contract Years, including on a Segment End Date. An Equity Adjustment will apply if you take a Withdrawal from an Index-Linked Segment Option on any date other than a Segment End Date.

    Segment Credits for Index-Linked Segment Options are credited to the Segment Value on the Segment End Date. The method we use to calculate Interim Value on Withdrawals taken from an Index-Linked Segment Option on any day other than a Segment End Date may result in an amount that is less than the amount you would receive if you waited until the Segment End Date to withdraw funds. Even if the performance of the Reference Index has been positive during the Segment Term Period, or losses are within the Buffer Rate for an Index-Linked Segment Option, the Interim Value adjustment may be negative until the Segment End Date.

Changes to Cap Rates, Participation Rates, Buffer Rates, Milestone Thresholds, and Annual Interest Rates
    The Buffer Rate, Milestone Threshold, and the Segment Fee on available Index-Linked Segment Options are stated in your Contract Schedule and will not change after the Contract Date. Cap Rates, Participation Rates, and Annual Interest Rates may vary from one Segment Term Period to another. The Cap Rate may limit your participation in any increases in the underlying Reference Index associated with a Segment Option and could cause your returns to be lower than if you had invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Reference Index.

    We declare a Cap Rate for each new Segment Term Period for Index-Linked Segment Options , subject to a minimum cap rate of 2% for 1-year Segment Term Periods and 4% for 2-year Segment Term Periods. Segment Options with six-year Segment Term Periods are not renewable. The Cap Rate for a new Segment Term Period may be higher, lower, or equal to the Cap Rate for the current Segment Term Period. If it is lower, it will reduce the amount of positive Segment Credit you may receive. You risk the possibility that the Cap Rate declared for a new Segment Term Period will be lower than you would find acceptable.

    We declare a Participation Rate for each new Segment Term Period for Index-Linked Segment Options , subject to a minimum participation rate of 100%. The Participation Rate for a new Segment Term Period may be higher, lower, or equal to the Participation Rate for the current Segment Term Period. If it is lower, it will reduce the amount of positive Segment Credit you may receive. You risk the possibility that the Participation Rate declared for a new Segment Term Period will be lower than you would find acceptable.

    We declare an Annual Interest Rate for each new Segment Term Period for the Fixed Segment Option , subject to a minimum annual interest rate of 0.15%. The Annual Interest Rate for a new Segment Term Period may be higher, lower, or equal to the Annual Interest Rate for the current Segment Term Period. If it is lower, it will reduce the amount of Segment Credit you will receive. You risk the possibility that the Annual Interest Rate declared for a new Segment Term Period will be lower than you would find acceptable.

Risks Associated with Performance Lock

If a Performance Lock is exercised:
•You will no longer participate in the performance of the Reference Index, whether positive or negative, for the remainder of the Segment Term Period for the locked Index-Linked Segment Option.
•You will not receive a Segment Credit for the locked Index-Linked Segment Option at the end of its current Segment Term Period. Instead, the Performance Lock Value for that Segment Option will be transferred on the Performance Lock Date to the one-year Fixed Segment Option and earn daily interest for the remainder of the current one-year Fixed Segment Term Period. The Annual Interest Rate for the Fixed Segment Option may be as low as 0.15%.

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•It is irrevocable for the remainder of the Segment Term Period.
•We will lock-in the next calculated Performance Lock Value after we receive your request in Good Order. As this value is calculated at the end of the Business Day, this means you won't be able to determine your Performance Lock Value in advance. Therefore, your Performance Lock Value may be higher or lower than it was at the point in time you requested a Performance Lock.
•We will not provide advice or notify you regarding whether you should exercise a Performance Lock or the optimal time for doing so. We will also not warn you if you exercise a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise a Performance Lock.
•There may not be an optimal time to exercise a Performance Lock during a Segment Term Period. It may be better for you if you do not exercise a Performance Lock. It is impossible to know with certainty whether or not a Performance Lock should be exercised.
•If a Performance Lock is exercised when your Performance Lock Value has declined from the amount invested in the Segment Option on the Segment Start Date, you will lock in any loss and may receive less than the full protection of the Buffer Rate . It is possible that you would have realized less of a loss or no loss if the Performance Lock had occurred at a later time, or if the Segment Option was not locked. Because the Performance Lock Value is based on the Equity Adjustment, the Performance Lock Value may be less than the Segment Value on the Segment Start Date even when the value of the Reference Index has increased or has declined by less than the Buffer Rate. Under extreme circumstances, you could lose up to 100% of your investment from a negative Equity Adjustment on money allocated to an Index-Linked Segment Option.
•Withdrawals from the one-year Fixed Segment Option do not receive an Equity Adjustment. Thus, any Withdrawals taken from the Fixed Segment Option after the exercise of a Performance Lock will also not receive an Equity Adjustment (though any applicable Interest Adjustment and Withdrawal Charges will still apply). Therefore, net proceeds from Withdrawals may be lower than they would have been if the Performance Lock had not been exercised and Withdrawals had been taken from an Index-Linked Segment Option.

Risks Associated with Indices
    Index-Linked Segment Options do not directly participate in the returns of the underlying securities of any Reference Index. Price return indices do not include dividends that may become payable on the underlying securities, and would have a higher Index Change if the dividends from the underlying securities were included.

    The historical performance of the indices does not guarantee future results. The S&P 500® Index, the Russell 2000® Index, the MSCI EAFE Index, the Nasdaq-100® Index, and the Shiller Barclays CAPE® Index are each comprised of a collection of equity securities. For each index, the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. During periods of market stress, the component securities may move in the same direction, causing the index to go up or down rapidly and unpredictably. In addition, the value of the component securities may decline for reasons directly related to the issuers of the securities.

There is no guarantee that a Reference Index will be available for the entire term of your Contract. If a Reference Index is substituted with a comparable index, there is a risk that the performance of the new index may not be as good as the performance of the existing Reference Index as measured from the date of substitution to the end of the Segment Term Period. As a result, funds allocated to the substituted index may earn a return that is lower than the return they would have earned if the index were not substituted.

S&P 500® Price Return Index
    The S&P 500® Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion. See the “ The Insurance Company and Investment Options” section for more information.

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Russell 2000® Price Return Index
    The Russell 2000® Index is comprised of equity securities of small-capitalization U.S. companies. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. See the “ The Insurance Company and Investment Options” section for more information.

MSCI EAFE Price Return Index
    The MSCI EAFE Index is an equity index that captures large and mid-cap representation across developed markets around the world. The securities comprising the MSCI EAFE Price Return Index are subject to the risks related to investments in foreign markets (e.g. increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty). In general, foreign markets may be less liquid, more volatile, and subject to less government supervision than domestic markets. See the “ The Insurance Company and Investment Options” section for more information.

Nasdaq-100® Price Return Index
The Nasdaq-100® Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on The Nasdaq Stock Market, including companies across all major industry groups except the financial industry. To the extent that the Nasdaq-100® Index is comprised of securities issued by companies in a particular sector, that company’s securities may not perform as well as companies in other sectors or the market as a whole. For example, large-capitalization companies may be unable to respond quickly to new competitive challenges, and may not be able to attain the high growth rate of successful smaller companies. Also, any component securities issued by non-U.S. companies (including related depository receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty). See “ The Insurance Company and Investment Options” section for more information.

Shiller Barclays CAPE® US Mid-Month Sector TR Net Index
The Shiller Barclays CAPE® US Mid-Month Sector TR Net Index ("Shiller Barclays CAPE® Index") tracks the performance of certain US Sector Exchange Traded Funds (“Sector ETFs”) that invest in large-capitalization US companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and also may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion. Because the index tracks the performance of ETFs rather than equity securities of companies in the selected US Sectors, the index is subject to risks associated with investments in ETFs whose prices are determined by exchange trading and may diverge from the value of the equity securities held by the ETF. ETF performance is also impacted by the deduction of management fees and other ETF expenses.

Each month, the Shiller Barclays CAPE® Index will track the performance of a portfolio of equally weighted Sector ETFs that invest in four of 11 major US Sectors. Consequently, amplified losses may occur if a particular industry or market sector performs poorly over the course of a given Segment Term Period. The Shiller Barclays CAPE® Index relies upon a specific rationale, through the use of the Cyclically Adjusted Price Earnings (“CAPE®”) ratio, to select the four Sector ETFs whose performance the index tracks each month. This value investing strategy may prove unsuccessful and may not perform better than investments in a portfolio of US Sectors selected according to a different rationale or strategy, and may also not outperform traditional benchmark indices (such as the S&P 500® Index). Changes in the values of the underlying components of the Shiller Barclays CAPE® Index may offset each other and may not prove to be the optimal weighting given current market conditions. Because the index will at any time only be allocated to four sectors, it may produce lower returns than an investment in a more diversified pool of assets.

The index returns are net of a 0.95% annualized fee deducted on a daily basis. This will reduce the index performance, and the index will underperform similar portfolios from which fees are not deducted. The index was launched in October 2021 and has not been used previously in other index-linked products. At this time, it is used

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exclusively in the Company's annuity products. See the “ The Insurance Company and Investment Options” section for more information.

Elimination of Segment Options After the Withdrawal Charge Period
    Segment Options beyond the Withdrawal Charge Period will be limited to one-year Segment Term Periods. Segment Options with a two-year Segment Term Period expiring on or after the last day of the Withdrawal Charge Period will automatically transfer the Segment Value to the Segment Option’s one-year counterpart, if available, at the end of the Segment Term Period, unless you instruct otherwise. If a one-year counterpart is not available, we will allocate the Segment Value to the Fixed Segment Option, unless you instruct otherwise. Segment Options with a six-year Segment Term Period are available only during the first Contract Year. If you do not request a Transfer of the Segment Value of an expiring Segment Option with a six-year Segment Term Period, exercise a Performance Lock, or withdraw the Segment Value, we will allocate the Segment Value to the Fixed Segment Option.

Our Financial Strength and Claims-Paying Ability
    As an insurance company, we are required by state law to hold a specified amount of reserves in order to meet all contractual obligations of our General Account to Owners. We monitor our reserves so that we hold sufficient amounts to meet actual or expected Contract or claims payments. It is important to note, however, that there is no guarantee that we will always be able to meet our claims paying obligations and that there are risks to purchasing any insurance product. We encourage both existing and future Owners to read and understand our financial statements, prepared in accordance with accounting practices prescribed and permitted by the Iowa Insurance Division, which are included in the Statement of Additional Information .
    No Company other than Athene Annuity and Life Company has any legal responsibility to pay amounts owed under the Contracts. You should look to the financial strength of the Company for its claims paying ability to pay amounts owed under the Contract .

The General Account holds all our assets other than the assets of our Separate Accounts. The General Account assets support the guarantees under the Contracts as well as our other general obligations. Assets in the General Account are not segregated for the benefit of any particular Contract or obligation. General Account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as payment of salaries, rent and ordinary business expenses.

As an insurance company, we are required by state law to hold a specified amount of reserves in order to meet all our contractual obligations of our General Account to Contract Owners. We monitor our reserves so that we hold sufficient amounts to meet actual and expected Contract or claims payments. It is important to note, however, that there is no guarantee that we will always be able to meet our claims paying obligations and that there are risks to purchasing any insurance product. We encourage both existing and future Contract Owners to read and understand our financial statements, prepared in accordance with accounting practices prescribed and permitted by the Iowa Insurance Division, which are included in the Statement of Additional Information.

Reliance on Rule 12h-7

The Company relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

Regulatory Protection
    The Company is not an investment company and is not registered as an investment company under the Investment Company Act of 1940. The protections provided to investors by that Act are not applicable to the Contract.

No Ownership of Underlying Securities
    Purchasing the Contract is not equivalent to purchasing shares in a mutual fund that invests in securities

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comprising the indices, nor is it equivalent to directly investing in such securities. Hence, you will not be investing in the Reference Index, in any stock included in the Reference Index, in a mutual fund or exchange-traded fund that tracks the Reference Index, or any underlying securities.

The Separate Account
    The Separate Account, in which we hold reserves for obligations we provide under the Contract, is established under Iowa law. The portion of the assets of the Separate Account equal to the reserves and other Contract liabilities with respect to the separate account will not be chargeable with liabilities arising out of any other business we conduct. Owners do not participate in the performance of assets held in the Separate Account and do not have any claim on such assets. The Separate Account is not registered under the Investment Company Act of 1940.

    We own the assets of the Separate Account, as well as any favorable investment performance on those assets. We are obligated to pay all money we owe under the Contract. If the assets in the Separate Account are insufficient to pay when due amounts guaranteed under the Contracts, the General Account may fund shortfalls in the Separate Account or guarantee the performance of such obligations by making such payments. Any excess in assets in the Separate Account over the amount which qualifies to be applied against the reserves and other liabilities under the Contract may be transferred to the General Account.

    General Account assets support guarantees under the Contract as well as our other general obligations. General Account assets are not segregated for the benefit of any particular Contract or obligation. We guarantee all benefits relating to your value in the Contract, regardless of whether assets supporting it are held in the Separate Account or our General Account. You should look to the financial strength of the Company for its claims-paying ability to pay amounts owed under the contract .

Cybersecurity and Business Continuity Risk
    Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information systems failure (e.g. hardware and software malfunctions) and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service on our website, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyberattacks affecting us, the indices, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyberattacks may interfere with our processing of Contract transactions, including the processing of Transfer Requests, impact our ability to calculate Segment Values or Segment Interim Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the underlying securities in which the indices invest, which may cause the indices in your Contract to lose value. We may not be able to anticipate, detect, repel or implement effective preventative measures against all such threats, particularly because the techniques used are constantly evolving and increasingly sophisticated.
All of these risks are also applicable where the Company relies on third-party suppliers to provide products and services to the Company’s customers. While the Company requires critical third party suppliers to implement and maintain effective cybersecurity and data protection measures, we cannot guarantee that third parties and infrastructure in our supply chain have not been compromised or that they do not contain exploitable defects that could result in a disruption to our information technology systems or third party information technology systems that support the Company's insurance products. Our ability to monitor these third parties’ information securities practices is limited, and these third party suppliers may not have adequate information security measures in place. In addition, if one of the Company’s third party suppliers suffers a security breach, which has happened in the past, the Company's ability to respond may be limited because we do not have direct access to the third party’s supplier’s systems, logs and other information related to the security breach.

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    Other disruptive events, including but not limited to natural disasters and public health crises may adversely affect our ability to conduct business, including if our employees or employees of service providers are unable to perform their responsibilities as a result of such event. Cybersecurity breaches and other disruptions to our business can interfere with our processing Contract transactions, such as the processing of transfers between Segment Options on the Segment End Date, impact our ability to calculate the various components of Contract Value, cause the release of confidential information, or other operational issues.

Company Related Risk Factors
Risks Relating to Business Operations

The Company’s financial condition, results of operations, liquidity and cash flows depend on the accuracy of our management’s assumptions and estimates, and we could experience significant gains or losses if these assumptions and estimates differ significantly from actual results.

    The Company makes and relies on certain assumptions and estimates regarding many matters related to its business, including valuations, interest rates, investment returns, expenses and operating costs, tax assets and liabilities, tax rates, business mix, surrender activity, mortality and contingent liabilities. The Company also uses these assumptions and estimates to make decisions crucial to its business operations, including establishing pricing, target returns and expense structures for its products and pension group annuity transactions; determining the amount of reserves it is required to hold for its policy liabilities; determining the price it will pay to acquire or reinsure business; determining the hedging strategies we employ to manage risks to its business and operations; and determining the amount of regulatory and rating agency capital it must hold to support its business. The factors influencing these assumptions and estimates cannot be calculated or predicted with certainty, and if these assumptions and estimates differ significantly from actual outcomes and results, the Company’s financial condition, result of operations, liquidity and cash flows may be materially and adversely affected. Certain of the assumptions relevant to the Company's business are discussed in greater detail below.

•Insurance Products and Liabilities. Pricing of the Company’s annuity and other insurance products, whether issued by the Company or acquired through reinsurance or acquisitions, is based upon assumptions about persistency, mortality and the rates at which optional benefits under insurance products are elected. A factor which may affect persistency for some of the Company's products is the value of guaranteed minimum benefits. An increase in the value of guaranteed minimum benefits could result in the Company's policies remaining in force longer than we have estimated, which could adversely affect the Company's results of operations. This could be caused by extended periods of poor equity market performance and/or low interest rates, developments affecting customer perception and other factors outside the Company's control. Alternatively, the Company's persistency estimates could be negatively affected during periods of rising equity markets or interest rates or by other factors outside the Company's control, which could result in fewer policies remaining in force than estimated. Therefore, the Company's results will vary based on deviations from expected policyholder behavior.
If emerging or actual experience deviates from the Company’s assumptions, such deviations could have a significant effect on the Company's business, financial condition, results of operations, liquidity and cash flows. For example, a significant portion of the Company’s in-force and newly issued products contain riders that offer guaranteed lifetime income or death benefits. These riders expose the Company to mortality, longevity and policyholder behavior risks. If actual utilization of certain rider benefits is adverse when compared to the Company’s estimates used in setting its reserves for future policy benefits, these reserves may prove to be inadequate and the Company may be required to increase such reserves. More generally, deviations from the Company's pricing expectations could result in the Company earning less of a spread between the investment income earned on the Company's assets and the interest credited to such products and other costs incurred in servicing the products, or may require the Company to make more payments under certain products than it had projected.

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•Determination of Fair Value. The Company holds securities, derivative instruments and other assets and liabilities that must be, or at the Company's election are, measured at fair value. Fair value represents the anticipated amount that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction. The determination of fair value involves the use of various assumptions and estimates, and considerable judgment may be required to estimate fair value. Accordingly, estimates of fair value are not necessarily indicative of the amounts that could be realized in a current or future market exchange. As such, changes in, or deviations from, the assumptions used in such valuations can significantly affect the Company’s financial condition and results of operations. During periods of market disruption, including periods of rapidly changing credit spreads or illiquidity, if trading becomes less frequent or market data becomes less observable, it has been and will likely continue to be difficult to value certain of the Company’s investments. Further, rapidly changing credit and equity market conditions could materially impact the valuation of investments as reported within the Company's financial statements, and the period-to-period changes in value could vary significantly. Even if the Company’s assumptions and valuations are accurate at the time that they are made, the market value of the Company’s investments could subsequently decline, which could materially and adversely impact the financial condition, results of operations or cash flows.
•Hedging Strategies. The Company uses, and may in the future use, derivatives and reinsurance contracts to hedge risks related to current or future changes in the fair value of its assets and liabilities; current or future changes in cash flows; changes in interest rates, equity markets and credit spreads; the occurrence of credit defaults; currency fluctuations; and changes in mortality and longevity. The Company uses equity derivatives to hedge the liabilities associated with its Fixed Indexed Annuities. The Company’s hedging strategies rely on assumptions and projections regarding the Company’s assets and liabilities, as well as general market factors and the creditworthiness of the Company’s counterparties, any or all of which may prove to be incorrect or inadequate. Accordingly, the Company’s hedging activities may not have the desired impact. The Company may also incur significant losses on hedging transactions.
•Financial Statements. The preparation of the consolidated financial statements of the Company requires management to make various estimates and assumptions that affect the amounts reported therein. These estimates include, but are not limited to, the fair value of investments, impairment of investments and valuation allowances, the valuation of derivatives, including embedded derivatives; future policy benefit and market risk benefit reserves; valuation allowances on deferred tax assets; and stock-based compensation. The assumptions and estimates required for these calculations involve judgment and by their nature are imprecise and subject to changes and revisions over time. Accordingly, the Company’s financial condition and results of operations may be adversely affected if actual results differ from assumptions or if assumptions are materially revised.

The Company relies significantly on third parties for various services, and the Company may be held responsible for obligations that arise from the acts or omissions of third parties under the third parties’ respective agreements with the Company if the third parties are deemed to have acted on the Company’s behalf.
The Company relies significantly on third parties to provide various services that are important to the Company’s business, including investment, distribution and administrative services. As such, the Company’s business may be affected by the performance of those parties. Additionally, the Company’s operations are dependent on various technologies, some of which are provided or maintained by certain key outsourcing partners and other parties.

Many of the Company’s products and services are sold through third-party intermediaries. In particular, the Company is reliant on such intermediaries to describe and explain these products and services to potential

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customers, and although the Company takes precautions to avoid this result, such intermediaries may be deemed to have acted on its behalf. If that occurs, the intentional or unintentional misrepresentation of the Company’s products and services in advertising materials or other external communications, or inappropriate activities by an intermediary or personnel employed by an intermediary could result in liability for the Company and have an adverse effect on its reputation and business prospects, as well as lead to potential regulatory actions or litigation involving or against the Company. In addition, the Company relies on third-party administrators (“TPAs”) to administer a portion of its annuity contracts. Some of the Company’s reinsurers also use TPAs to administer business which the Company reinsures to them. To the extent any of these TPAs do not administer such business appropriately, the Company has and may in the future experience customer complaints, regulatory intervention and other adverse impacts, which could affect its future growth and profitability. If any of these TPAs or their employees are found to have made material misrepresentations to the Company’s policyholders, violated applicable insurance, privacy or other laws and regulations or otherwise engaged in misconduct, the Company could be held liable for their actions and be subject to regulatory scrutiny, which could adversely affect the Company’s reputation, business prospects, financial condition, results of operations, liquidity and cash flows.

Additionally, past or future misconduct by the Company’s agents that distribute the Company's products or by employees of the Company's vendors could result in violations of law by the Company, regulatory sanctions and/or serious reputational or financial harm and the precautions the Company takes to prevent and detect this activity may not be effective in all cases. Although the Company employs controls and procedures designed to monitor associates’ business decisions and to prevent the Company from taking excessive or inappropriate risks, associates may take such risks in circumvention of such controls and procedures.

Risks Relating to Market and Credit Risk

The Company is dependent on certain reinsurance arrangements with AARe .

       The Company has entered into certain coinsurance funds withheld agreements (“FWH Agreements”) and modified coinsurance agreements (“Modco Agreements”) with Athene Annuity Re Ltd., an affiliated reinsurance company organized under the laws of Bermuda (“AARe”). Pursuant to the FWH Agreements and the Modco Agreements, the Company generally cedes to AARe 80% to 100% of its business. The Company expects to cede to AARe, on a modified coinsurance basis, 80% of all liabilities arising out of the Contract.

Under each FWH Agreement, the Company transfers the reserves to AARe and is required to establish a funds withheld account at the inception of the reinsurance relationship with assets equal to the gross statutory reserves corresponding to the ceded business (the “Reserves”). Under each Modco Agreement, the Company retains the Reserves and keeps the assets supporting the Reserves in a modified coinsurance account. Payments on the liabilities ceded by the Company are made from the applicable modified coinsurance account or funds withheld account (as applicable) when due. To the extent that the assets maintained in a modified coinsurance account or a funds withheld account are less than the corresponding Reserves, AARe is required to transfer assets to the Company to be deposited into the applicable account upon settlement. Should AARe fail to make any such transfer, the Company’s ability to make payments on a ceded liability could be adversely affected.

Due to the FWH Agreements and the Modco Agreements, the amount of capital and surplus that the Company is required to maintain is less than what would be required if the insurance liabilities were not ceded to AARe. Therefore, the Company may have fewer assets available to make payments under its insurance liabilities in the event of a default by AARe. AARe, on the one hand, and the Company, on the other hand, may agree to modify or terminate any of the FWH Agreements and the Modco Agreements without the consent of policyholders, and such modification or termination may be detrimental to the interests of such policyholders and the Company’s ability to satisfy its financial obligations may be adversely affected.

Risks Relating to Liquidity and Regulatory Capital

As a financial services company, the Company is exposed to liquidity risk, which is the risk that the Company is unable to meet near-term obligations as they come due.

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Liquidity risk is a manifestation of events that are driven by other risk types (e.g. market, policyholder behavior, operational). A liquidity shortfall may arise in the event of insufficient funding sources or an immediate and significant need for cash or collateral. In addition, it is possible that expected liquidity sources, such as the Company's credit facilities, may be unavailable or inadequate to satisfy the liquidity demands described below. In particular, the war between Russia and Ukraine, the conflict in the Middle East, and inflation (and the responses by the US Federal Reserve) continue to contribute to volatility in the financial markets and may restrict the liquidity sources available to the Company and further may result in an increase of the Company's liquidity demands. The Company has liquidity exposure through its collateral market exposure, asset liability mismatch, dependence on the financial markets for funding and funding commitments. If a material liquidity demand is triggered and the Company is unable to satisfy the demand with the sources of liquidity readily available to us, it may have a material adverse impact on the Company's business, financial condition, results of operations, liquidity and cash flows.

13. Taxes

This section provides a summary explanation of the tax ramifications of purchasing a Contract. More detailed information about product taxation can be obtained in a document, which is available by calling the toll-free telephone number at the back of this prospectus. We do not provide individual tax advice. You should contact your tax advisor to discuss your Contract’s effects on your personal tax situation.

Tax Status of the Contracts
    When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in an annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

    Required Distributions. In order to be treated as an annuity Contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

    The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

    Other rules may apply to Qualified Contracts.

Taxation of Non-Qualified Contracts
    Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non- Qualified

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Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.

    Natural Persons. The following discussion generally applies to Contracts owned by natural persons.

    Withdrawals. When a Withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. The account value immediately before a Withdrawal may have to be increased by any positive Interest and/or Equity Adjustments that result from a Withdrawal. There is, however, no definitive guidance on the proper tax treatment of Interest and/or Equity Adjustments, and you may want to discuss the potential tax consequences of an Interest and Equity Adjustments with your tax adviser. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

    Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:
•made on or after the taxpayer reaches age 59½;
•made on or after the death of an Owner;
•attributable to the taxpayer’s becoming disabled; or
•made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

    Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

    Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of Annuity Payments, as determined when Annuity Payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

    Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity Contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as Annuity Payments instead of Withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as Withdrawals for tax purposes.

    Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant (if the Owner is a non-natural person). Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as Annuity Payments.

    Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax

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consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

    Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

    Multiple Contracts. All non-qualified deferred annuity Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

    Further Information. We believe that the Contracts will qualify as annuity Contracts for Federal income tax purposes and the above discussion is based on that assumption.

Taxation of Qualified Contracts
    The tax rules applicable to Qualified Contracts vary according to the type of Qualified Contract and its terms and conditions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

    The Contract is available for purchase as an Individual Retirement Annuity or it may be purchased by an Individual Retirement Account for the benefit of the Underlying IRA Holder.

    Individual Retirement Annuities (IRAs), as defined in Section 408 of the Internal Revenue Code (the “Code”), permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless an exception applies. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

    Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

    Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your Contract, IRA Account or consult a tax advisor for more

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information about these distribution rules.

    Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

    In the case of a Withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the Contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the Contract” generally equals the amount of any non-deductible Purchase Payment paid by or on behalf of any individual. In many cases, the “investment in the Contract” under a Qualified Contract can be zero.

Federal Estate, Gift and Generation-Skipping Transfer Taxes
    While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning advisor for more information.

    Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity Contract is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

    The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax
    Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Definition of Spouse under Federal Law
    The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Nonresident Aliens and Foreign Corporations
    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity Contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that

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may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity Contract purchase.

1035 Exchanges
    Under Section 1035 of the Internal Revenue Code, you are permitted in most circumstances to directly transfer amongst annuities. If the transfer does not qualify as a 1035 exchange, you may be subject to federal income tax which does not preclude the potential for penalties. Both annuities and other tax qualified accounts, including this annuity Contract, may contain early Withdrawals provisions and therefore should be examined carefully. Please consult with your Financial Professional to discuss the costs and benefits. Please note that your Financial Professional will receive a commission if you replace your existing annuity with this annuity Contract.

Possible Tax Law Changes
    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

    We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

14. Legal Proceedings

    The Company and its insurance subsidiaries are subject to litigation arising in the ordinary course of their business, including litigation principally relating to their Fixed Indexed Annuity business. The Company cannot provide any assurance that its insurance coverage or that of its insurance subsidiaries will be adequate to cover all liabilities arising out of such claims. The outcomes of legal proceedings and claims brought against the Company or its insurance subsidiaries are subject to significant uncertainty. There is significant judgment required in assessing both the probability of an adverse outcome and the determination as to whether an exposure can be reasonably estimated. In management’s opinion, the ultimate disposition of any current legal proceedings or claims brought against the Company or its insurance subsidiaries will not have a material effect on the Company’s financial condition, results of operations or cash flows. Litigation is, however, inherently uncertain and an adverse outcome from such litigation could have a material effect on the operating results of a particular reporting period. In addition, from time to time, in the ordinary course of business and like others in the insurance and financial services industries, the Company and its insurance subsidiaries receive requests for information from government agencies in connection with such agencies’ regulatory or investigatory authority. Such requests can include financial or market conduct examinations, subpoenas or demand letters for documents to assist the government in audits or investigations. The Company and its insurance subsidiaries review such requests and notices and take appropriate action. The Company and its insurance subsidiaries have been subject to certain requests for information and investigations in the past and could be subject to them in the future.

15. Financial Statements

The Financial Statements for the Company are incorporated by reference in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, please contact us or your Financial Professional.

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16. Other Information

Assignment
    To the extent allowed by applicable State law, we reserve the right to refuse our consent to any assignment at any time on a nondiscriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. Unless otherwise restricted by Endorsement, you may request to assign or transfer your rights under the Contract by Notifying us. We will not be bound by an assignment until we acknowledge it. If your Contract is assigned, the assignment will take effect on the date the Notice was signed, subject to any action taken by us before receipt of the Notice. We have no liability under any assignment for our actions or omissions done in good faith. In addition, we shall not be liable for any tax consequences you may incur due to the assignment of your Contract.

Distribution
Athene Securities, a wholly owned subsidiary of Athene Holding Ltd. (Athene), serves as distributing underwriter for the Contracts. Athene Securities is registered as a broker-dealer with the SEC under the 1934 Act, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry
Regulatory Authority (FINRA). Athene Securities is a member of the Securities Investors Protection Corporation.
You may contact FINRA by calling 1-800-289-9999 or online at www.finra.org for information about Athene
Securities or your broker-dealer and their respective registered persons. An investor brochure that includes information describing FINRA is available both online and through the telephone number.

We have entered into an underwriting agreement with Athene Securities for the distribution of the
Contracts. Athene Securities also may perform various administrative services on our behalf.

We may fund Athene Securities’ operating and other expenses, including overhead, legal and accounting fees, Financial Professional training, compensation for the Athene Securities management team and our internal wholesalers, and other expenses associated with the Contracts. Financial Professionals are also eligible for various benefits, such as production incentive bonuses , and non-cash compensation items that we may provide jointly with Athene Securities. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

We offer Contracts on a continuous basis. Contracts are sold only by licensed Financial Professionals in those states where the Contracts may be lawfully sold. Athene Securities does not itself sell the Contracts on a retail basis. Rather, Athene Securities enters into selling agreements with unaffiliated broker-dealer firms (the “selling broker-dealers”) for the sale of the Contracts through those firms and their Financial Professionals. The Financial
Professionals will be registered representatives of the selling broker-dealers that are registered as broker-dealers under the 1934 Act and members of FINRA.

Under the distribution agreement we pay selling commissions to Athene Securities, which Athene
Securities re-allows to the selling broker-dealers. The amount and timing of commissions paid to selling broker dealers may vary depending on the selling agreements and the Contract sold but will not be more than 7% of the Purchase Payment. Some selling broker-dealers may elect to receive a smaller amount of commission at the time of the sale and an ongoing trail commission for as long as the Contract remains in effect or as agreed in the selling agreement. We may pay or allow other promotional incentives or payments to selling broker-dealers in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations.

The Financial Professionals who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the selling broker-dealers in the form of commissions or other compensation, depending on the agreement between the selling broker-dealer and the Financial Professional. The Financial
Professionals are also eligible for various cash benefits, such as bonuses, insurance benefits, and financing arrangements, and non-cash items. Non-cash items include conferences seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise, priority operations support, preferred programs, and other similar items. Sales of the Contracts may help Financial Professionals qualify for such benefits.

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We may also pay compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of ours, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Financial Professionals of the selling broker-dealers. These allowances may be based on a percentage of the Purchase Payment.

In addition to the compensation described above, we may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to selling broker-dealers and wholesaling broker-dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all broker-dealers, and the terms of any particular agreement governing the payments may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the broker-dealers’ preferred or recommended list, increased access to the selling broker-dealers’ registered representatives for purposes of promoting sales of our products, assistance in training and education of the Financial Professionals, and opportunities for us to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular broker-dealer’s actual or expected aggregate sales of our index-linked annuity Contracts (including the
Contract) and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Financial Professional.

A portion of the payments made to selling firms may be passed to their Financial Professionals. Financial
Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your purchase of a Contract.

Commissions and other incentives or payments described above are not charged directly to you. We intend to recoup commission and other expenses through fees and charges deducted under the Contract.

Owner Questions
    The obligations to the Owner under the Contracts are ours. Please direct your questions and concerns to us at our Administrative Office.

State Regulation
    As a life insurance company organized and operated under the laws of the State of Iowa, we are subject to provisions governing life insurers and to regulation by the Iowa Commissioner of Insurance. Our books and accounts are subject to review and examination by the Iowa Division of Insurance.

Evidence of Death, Age, Gender, or Survival
    We may require proof of the age, gender, death, or survival of any person or persons before acting on any applicable Contract provision.

Legal Matters
    Eversheds Sutherland (US) LLP has provided advice on certain matters relating to the application of federal securities law to the Contracts.

Statements
    Account Statements will be provided to you periodically, but not less frequently than annually by us, your IRA custodian, or a designated third party.

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Appendix A: Investment Options Available Under the Contract

Index-Linked Segment Options

The following is a list of Index-Linked Segment Options currently available under the Contract. We may change the features of the Index-Linked Segment Options (including the Index, the current Cap Rate, and the current Participation Rate), offer new Index-Linked Segment Options and terminate existing Index-Linked Segment Options. We will provide you with written notice before making any changes other than changes to current Cap Rates and Participation Rates. Information about current Cap Rates and Participation Rates are available at www.athene.com/amplify2-rates.

Note: Amounts withdrawn from an Index-Linked Segment Option before the Segment End Date will be subject to an Equity Adjustment; amounts withdrawn from any Segment Option during the first six Contract Years will be subject to an Interest Adjustment. These adjustments may result in a significant reduction of your Contract Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Segment Term Period.

See Index-Linked Segment Options of the prospectus for a description of the Index-Linked Segment Option features and Charges and Adjustments of the prospectus for more information about the Segment Fee that is deducted from Index-Linked Segment Options and the Equity Adjustment and the Interest Adjustment.

Index[1]	Type of Index	Segment Term Period	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Segment Term Period)	Minimum Limit on Index Gain (for the life of the Index-Linked Segment Option)
S&P 500® (SPX)	Market Index	1-Year	Point-to-Point	20% Buffer Rate	2% Cap Rate
S&P 500® (SPX)	Market Index	1-Year	Point-to-Point	10% Buffer Rate	2% Cap Rate
Nasdaq-100® (NDX)	Market Index	1-Year	Point-to-Point	10% Buffer Rate	2% Cap Rate
Shiller Barclay’s CAPE® (BXIIMSTN)[2]	US Sector Large Cap ETFs	1-Year	Point-to-Point	10% Buffer Rate	2% Cap Rate
Russell 2000® (RTY)	Market Index	1-Year	Point-to-Point	10% Buffer Rate	2% Cap Rate
MSCI EAFE (MXEA)	Market Index	1-Year	Point-to-Point	10% Buffer Rate	2% Cap Rate
S&P 500® (SPX)	Market Index	2-Year	Point-to-Point	20% Buffer Rate	4% Cap Rate
S&P 500® (SPX)	Market Index	2-Year	Point-to-Point	10% Buffer Rate	4% Cap Rate
A-1

Nasdaq-100® (NDX)	Market Index	2-Year	Point-to-Point	10% Buffer Rate	4% Cap Rate
Shiller Barclay’s CAPE® (BXIIMSTN)[2]	US Sector Large Cap ETFs	2-Year	Point-to-Point	10% Buffer Rate	4% Cap Rate
Russell 2000® (RTY)	Market Index	2-Year	Point-to-Point	10% Buffer Rate	4% Cap Rate
MSCI EAFE (MXEA)	Market Index	2-Year	Point-to-Point	10% Buffer Rate	4% Cap Rate
S&P 500® (SPX)	Market Index	6-Year	Point-to-Point	20% Buffer Rate	12% Cap Rate
S&P 500® (SPX)	Market Index	6-Year	Point-to-Point	10% Buffer Rate	12% Cap Rate
Nasdaq-100® (NDX)	Market Index	6-Year	Point-to-Point	10% Buffer Rate	12% Cap Rate
Shiller Barclay’s CAPE® (BXIIMSTN)[2]	US Sector Large Cap ETFs	6-Year	Point-to-Point	10% Buffer Rate	12% Cap Rate
S&P 500® ((SPX), Russell 2000®,(RTY) MSCI EAFE (MXEA)	Blended Market Index	6-Year	Performance Blend	10% Buffer Rate	12% Cap Rate
S&P 500® (SPX)	Market Index	6-Year	Milestone Lock	10% Buffer Rate	12% Cap Rate

(1)    Each Index, other than the Shiller Barclay’s CAPE® Index, is a price return index and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Change and may cause the Index to underperform a direct investment in the securities composing the Index.
(2)     This Index deducts fees and costs when calculating Index performance. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

The Buffer Rate on each currently offered Index-Linked Segment Option is guaranteed not to change for the life of the Contract. Currently, each Index-Linked Segment Option offered has a Buffer Rate of 10% or 20%. This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, and up to 80% with a 20% Buffer Rate. For currently offered Index-Linked Segment Options, the Buffer Rate will always be at least 10%. For any future Index-Linked Segment Options offered under this Contract, the Buffer Rate will always be at least 5%. With a 5% Buffer Rate, you could lose up to 95% of the amount you invest in an Index-Linked Segment Option due to poor investment performance.

We guarantee that the minimum Cap Rate will be at least 2% for new 1-year Segment Term Periods, 4% for new 2-year Segment Term Periods , and 12% for new 6-year Segment Term Periods (6-year Segment Options
A-2

are not renewable), respectively, and that the minimum Participation Rate will be at least 100%. We reserve the right to offer Index-Linked Segment Options with different types of limits on Index gains.

Fixed Segment Option

The following is the Fixed Segment Option currently available under the Contract. We may change the features of the Fixed Segment Option listed below, offer a new Fixed Segment Option and terminate existing Fixed Segment Options. We will provide you with written notice before doing so.

If amounts are withdrawn from the Fixed Segment Option during the first six years of the Contract, we will apply an Interest Adjustment. This may result in a significant reduction to the net proceeds you receive from the Withdrawal. Withdrawal Charges, taxes, and tax penalties may also apply.

See Fundamentals of the Fixed Crediting Method section of the prospectus for a description of the Fixed Segment Option features.

Name	Segment Term Period	Minimum Annual Interest Rate
Fixed Segment Option	1-Year	0.15%

Default Re-allocation Rules
The below table shows, for each Segment Option, the default Segment Option funds will be re-allocated to after the Withdrawal Charge Period.

Initial Segment Option	Default Re-Allocation after Withdrawal Charge Period
1-Yr Point-to-Point Buffer (SPX) - 20% Buffer	1-Yr Point-to-Point Buffer (SPX) - 20% Buffer
1-Yr Point-to-Point Buffer (SPX) - 10% Buffer	1-Yr Point-to-Point Buffer (SPX) - 10% Buffer
1-Yr Point-to-Point Buffer (NDX)	1-Yr Point-to-Point Buffer (NDX)
1-Yr Point-to-Point Buffer (BXIIMSTN)	1-Yr Point-to-Point Buffer (BXIIMSTN)
1-Yr Point-to-Point Buffer (RTY)	1-Yr Point-to-Point Buffer (RTY)
1-Yr Point-to-Point Buffer (MXEA)	1-Yr Point-to-Point Buffer (MXEA)
2-Yr Point-to-Point Buffer (SPX) - 20% Buffer	1-Yr Point-to-Point Buffer (SPX) - 20% Buffer
2-Yr Point-to-Point Buffer (SPX) - 10% Buffer	1-Yr Point-to-Point Buffer (SPX) - 10% Buffer
2-Yr Point-to-Point Buffer (NDX)	1-Yr Point-to-Point Buffer (NDX)
2-Yr Point-to-Point Buffer (BXIIMSTN)	1-Yr Point-to-Point Buffer (BXIIMSTN)
2-Yr Point-to-Point Buffer (RTY)	1-Yr Point-to-Point Buffer (RTY)
2-Yr Point-to-Point Buffer (MXEA)	1-Yr Point-to-Point Buffer (MXEA)
6-Yr Point-to-Point Buffer (SPX) - 20% Buffer	Fixed
6-Yr Point-to-Point Buffer (SPX) - 10% Buffer	Fixed
6-Yr Point-to-Point Buffer (NDX)	Fixed
6-Yr Point-to-Point Buffer (BXIIMSTN)	Fixed
6-Yr Point-to-Point Buffer (SPX, RTY, MXEA)	Fixed
6-Yr Milestone Lock (SPX)	Fixed
A-3

Appendix B - Segment Interim Value Examples
Example B1
The following table of inputs is used in Example B1. Additionally, an implied volatility of 24%, index dividend yield of 1.95%, and swap rate of 2.60% are assumed. These values are hypothetical for the purpose of illustrating the calculations and are not intended to reflect available values in the market on any given date. Each example assumes that the Segment Value on the Segment Start Date is $100,000.
Each scenario also compares the Equity Adjustment Factor at the time of the calculation to the Segment Credit percentage that would apply on the Segment End Date if the Index Value remains at its current level. This assumption is made for illustrative purposes only. The Index Value will most likely change between the date on which the Interim Value is calculated and the Segment End Date.

	1-Year Point-to-Point Segment Option	2-Year Point-to-Point Segment Option	6-Year Point-to-Point Segment Option
Contract Date
Interest Adjustment index value	1.00%	1.00%	1.00%
Segment Start Date
Segment Term Period (in Months)	12	24	72
Segment Option Index Value	100	100	100
Participation Rate	100%	100%	100%
Cap Rate	18%	25%	100%
Buffer Rate	10%	10%	20%
Segment Fee	0.95%	0.95%	0.95%
Example B1
Time Elapsed Since Contract Date	6	6	6
Time Remaining in Segment Term Period	6	18	66
Segment Value (a)	$99,525.00	$99,525.00	$99,525.00
Example B1A: Interest Rates decreased 50bps. Index Value decreased 25%.
Equity Adjustment (b)	($16,428.71)	($15,905.35)	($15,712.91)
Interest Adjustment (c)	$2,753.98	$2,753.98	$2,753.98
Segment Interim Value (a) + (b) + (c) = (d)	$85,850.27	$86,373.63	$86,566.08
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$77,888.27	$78,411.63	$78,604.08
Equity Adjustment Factor	-16.51%	-15.98%	-15.79%
Segment Credit percentage on Segment End Date if Index Value remains at current level	-15.00%	-15.00%	-5.00%
Example B1B: Interest Rates decreased 50bps. Index Value decreased 10%.
Equity Adjustment (b)	($4,774.42)	($4,967.58)	($5,838.21)
Interest Adjustment (c)	$2,753.98	$2,753.98	$2,753.98
Segment Interim Value (a) + (b) + (c) = (d)	$97,504.56	$97,311.40	$96,440.77
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$89,542.56	$89,349.40	$88,478.77
Equity Adjustment Factor	-4.80%	-4.99%	-5.87%
Segment Credit percentage on Segment End Date if Index Value remains at current level	0.00%	0.00%	0.00%
B-1

Example B1C: Interest Rates decreased 50bps. Index Value increased 25%.
Equity Adjustment (b)	$12,175.19	$12,412.75	$14,486.69
Interest Adjustment (c)	$2,753.98	$2,753.98	$2,753.98
Segment Interim Value (a) + (b) + (c) = (d)	$114,454.18	$114,691.74	$116,765.67
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$106,492.18	$106,729.74	$108,803.67
Equity Adjustment Factor	12.23%	12.47%	14.56%
Segment Credit percentage on Segment End Date if Index Value remains at current level	18.00%	25.00%	25.00%
Example B1D: Interest Rates decreased 50bps. Index Value increased 10%.
Equity Adjustment (b)	$6,710.93	$6,348.43	$6,255.01
Interest Adjustment (c)	$2,753.98	$2,753.98	$2,753.98
Segment Interim Value (a) + (b) + (c) = (d)	$108,989.91	$108,627.41	$108,533.99
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$101,027.91	$100,665.41	$100,571.99
Equity Adjustment Factor	6.74%	6.38%	6.28%
Segment Credit percentage on Segment End Date if Index Value remains at current level	10.00%	10.00%	10.00%
Example B1E: No change in Interest Rates or Index Value
Equity Adjustment (b)	$1,512.11	$1,165.38	$364.48
Interest Adjustment (c)	$0.00	$0.00	$0.00
Segment Interim Value (a) + (b) + (c) = (d)	$101,037.11	$100,690.38	$99,889.48
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$93,075.11	$92,728.38	$91,927.48
Equity Adjustment Factor	1.52%	1.17%	0.37%
Segment Credit percentage on Segment End Date if Index Value remains at current level	0.00%	0.00%	0.00%
Example B1F: Interest Rates increased 50bps. Index Value increased 10%.
Equity Adjustment (b)	$6,710.93	$6,348.43	$6,255.01
Interest Adjustment (c)	($2,666.77)	($2,666.77)	($2,666.77)
Segment Interim Value (a) + (b) + (c) = (d)	$103,569.15	$103,206.65	$103,113.23
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$95,607.15	$95,244.65	$95,151.23
Equity Adjustment Factor	6.74%	6.38%	6.28%
Segment Credit percentage on Segment End Date if Index Value remains at current level	10.00%	10.00%	10.00%

B-2

Example B1G: Interest Rates increased 50bps. Index Value increased 25%.
Equity Adjustment (b)	$12,175.19	$12, 412.75	$14,486.69
Interest Adjustment (c)	($2,666.77)	($2,666.77)	($2,666.77)
Segment Interim Value (a) + (b) + (c) = (d)	$109,033.42	$109,270.98	$111,344.92
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$101,071.42	$101,308.98	$103,382.92
Equity Adjustment Factor	12.23%	12.47%	14.56%
Segment Credit percentage on Segment End Date if Index Value remains at current level	18.00%	25.00%	25.00%
Example B1H: Interest Rates increased 50bps. Index Value decreased 10%.
Equity Adjustment (b)	($4,774.42)	($4,967.58)	($5,838.21)
Interest Adjustment (c)	($2,666.77)	($2,666.77)	($2,666.77)
Segment Interim Value (a) + (b) + (c) = (d)	$92,083.80	$91,890.64	$91,020.02
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$84,121.80	$83,928.64	$83,058.02
Equity Adjustment Factor	-4.80%	-4.99%	-5.87%
Segment Credit percentage on Segment End Date if Index Value remains at current level	0.00%	0.00%	0.00%
Example B1I: Interest Rates increased 50bps. Index Value decreased 25%.
Equity Adjustment (b)	($16,428.71)	($15,905.35)	($15,712.91)
Interest Adjustment (c)	($2,666.77)	($2,666.77)	($2,666.77)
Segment Interim Value (a) + (b) + (c) = (d)	$80,429.51	$80,952.87	$81,145.32
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$72,467.51	$72,990.87	$73,183.32
Equity Adjustment Factor	-16.51%	-15.98%	-15.79%
Segment Credit percentage on Segment End Date if Index Value remains at current level	-15.00%	-15.00%	0.00%

B-3

Example B2
The following table of inputs is used in Example B2. Additionally, an implied volatility of 24%, index dividend yield of 1.95%, and swap rate of 2.60% are assumed. These values are hypothetical for the purpose of illustrating the calculations and are not intended to reflect available values in the market on any given date. Each example assumes that the Segment Value on the Segment Start Date is $100,000. Each example also assumes one Milestone Credit Percentage equal to 30% which was determined on the Contract's third Observation Date.

Milestone Lock Segment Option
Contract Date
Interest Adjustment index value	1.00%
Segment Start Date
Segment Term Period (in Months)	72
Segment Option Index Value	100
Participation Rate	100%
Cap Rate	100%
Milestone Threshold	25%
Milestone Credit Percentage 1	30%
Buffer Rate	10%
Segment Fee	0.95%
Example B2
Time Elapsed Since Contract Date	42
Time Remaining in Segment Term Period	30
Segment Value (a)	$96,675.00
Example B2A: Interest Rates decreased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value decreased 25% in six months since most recent Milestone Date.

Equity Adjustment (b)	$8,415.29
Interest Adjustment (c)	$1,206.92
Segment Interim Value (a) + (b) + (c) = (d)	$106,297.20
Withdrawal Charge (e)	($5,800.50)
Cash Surrender Value (d) + (e)	$100,496.70
Example B2B: Interest Rates decreased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value decreased 10% in six months since most recent Milestone Date.

Equity Adjustment (b)	$24,091.82
Interest Adjustment (c)	$1,206.92
Segment Interim Value (a) + (b) + (c) = (d)	$121,973.74
Withdrawal Charge (e)	($5,800.50)
Cash Surrender Value (d) + (e)	$116,173.24

B-4

Example B2C: Interest Rates decreased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value increased 25% in six months since most recent Milestone Date.

Equity Adjustment (b)	$58,537.80
Interest Adjustment (c)	$1,206.92
Segment Interim Value (a) + (b) + (c) = (d)	$156,419.71
Withdrawal Charge (e)	($5,800.50)
Cash Surrender Value (d) + (e)	$150,619.21
Example B2D: Interest Rates decreased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value increased 10% in six months since most recent Milestone Date.

Equity Adjustment (b)	$44,218.62
Interest Adjustment (c)	$1,206.92
Segment Interim Value (a) + (b) + (c) = (d)	$142,100.53
Withdrawal Charge (e)	($5,800.50)
Cash Surrender Value (d) + (e)	$136,300.03
Example B2E: No change in Interest Rates. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. No change in Index Value in six months since most recent Milestone Date.
Equity Adjustment (b)	$34,273.64
Interest Adjustment (c)	$0.00
Segment Interim Value (a) + (b) + (c) = (d)	$130,948.64
Withdrawal Charge (e)	($5,800.50)
Cash Surrender Value (d) + (e)	$125,148.14
Example B2F: Interest Rates increased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value increased 10% in six months since most recent Milestone Date.

Equity Adjustment (b)	$44,218.62
Interest Adjustment (c)	($1,186.18)
Segment Interim Value (a) + (b) + (c) = (d)	$139,707.43
Withdrawal Charge (e)	($5,800.50)
Cash Surrender Value (d) + (e)	$133,906.93
Example B2G: Interest Rates increased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value increased 25% in six months since most recent Milestone Date.

Equity Adjustment (b)	$58,537.80
Interest Adjustment (c)	($1,186.18)
Segment Interim Value (a) + (b) + (c) = (d)	$154,026.61
Withdrawal Charge (e)	($5,800.50)
Cash Surrender Value (d) + (e)	$148,226.11

B-5

Example B2H: Interest Rates increased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value decreased 10% in six months since most recent Milestone Date.

Equity Adjustment (b)	$24,091.82
Interest Adjustment (c)	($1,186.18)
Segment Interim Value (a) + (b) + (c) = (d)	$119,580.64
Withdrawal Charge (e)	($5,800.50)
Cash Surrender Value (d) + (e)	$113,780.14
Example B2I: Interest Rates increased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value decreased 25% in six months since most recent Milestone Date.

Equity Adjustment (b)	$8,415.29
Interest Adjustment (c)	($1,186.18)
Segment Interim Value (a) + (b) + (c) = (d)	$103,904.10
Withdrawal Charge (e)	($5,800.50)
Cash Surrender Value (d) + (e)	$98,103.60
B-6

Example B3
Example B3 below shows how the Equity Adjustment Factor would be determined for a hypothetical Performance Blend Segment Option six months into the Segment Term Period, after the value of the derivative instruments have been determined for each index.

Example B3	On Segment Start Date	On Day Segment Interim Value is Calculated
Value of Derivative Instruments on S&P 500® Index[1]	11.15%	11.55%
Value of Derivative Instruments on Russell 2000® Index[1]	11.30%	11.65%
Value of Derivative Instruments on MSCI EAFE Index[1]	11.45%	11.50%
Weighted Value of Derivative Instruments on S&P 500® Index	2.23%[2]	3.47%[3]
Weighted Value of Derivative Instruments on Russell 2000® Index	3.39%	5.83%
Weighted Value of Derivative Instruments on MSCI EAFE Index	5.73%	2.30%
Aggregate Value of Derivative Instruments	11.35%[4]	11.59%
Equity Adjustment Factor	0.00%	0.25%[5]

(1)    Value of the derivative instruments as a percent of the Segment Start Date Index Price for each index
(2)     Value of the derivative instruments on the S&P 500® multiplied by 20%, as the S&P 500® had the lowest value of derivative instruments for the three indices on the Segment Start Date
(3)     Value of the derivative instruments on the S&P 500® multiplied by 30%, as the S&P 500® had the second highest value of derivative instruments for the three indices on the day the Segment Interim Value is calculated
(4)     Sum of the weighted values of derivative instruments for all three indices (2.23% + 3.39% + 5.73%)
(5)    The Equity Adjustment Factor is calculated as A - B x (1 - Y), where A equals the aggregate value of derivative instruments on the day the Segment Interim Value is calculated; B equals the aggregate value of derivative instruments on the Segment Start Date; and Y equals the number of whole years elapsed since the Segment Start Date, divided by the Segment Term Period. In this example, A is
11.59%, B is 11.35%, and Y is 0 because a full year has not yet elapsed since the Segment Start Date. The Equity Adjustment Factor is therefore calculated as 11.59% - 11.35% x (1 - 0) = 0.25% to the nearest basis point.

B-7

Example B4
Example B4 below shows how the Equity Adjustment Factor would be determined for a hypothetical Milestone Lock Segment Option three years and six months into the Segment Term Period, after the value of the derivative instruments have been determined for the Reference Index. For this hypothetical Milestone Lock Segment Option, the Milestone Credit Percentages were determined at the end of years one and three.

Example B4	Milestone Lock Segment Option
Value of Derivative Instruments on Segment Start Date[1]	11.15%
Value of Derivative Instruments on Day Segment Interim Value is Calculated[2]	11.55%
Milestone Credit Percentage at End of Year 1	27.50%
Milestone Credit Percentage at End of Year 2	Not Applicable
Milestone Credit Percentage at End of Year 3	29.25%
Equity Adjustment Factor[3]	78.25%[4]

(1)    Value of the derivative instruments as a percent of the Segment Start Date Index Price
(2)    Value of the derivative instruments as a percent of the most recent Milestone Date Index Price
(3)    Equity Adjustment Factor as of the day the Segment Interim Value is calculated
(4)     The Equity Adjustment Factor is calculated as [A x (1 + C) + C] - [B x (1 - Y)], where A equals the value of      derivative instruments on the day the Segment Interim Value is calculated; B equals the value of derivative instruments on the Segment Start Date; C equals the result of the following calculation: add one to each Milestone Credit Percentage, then multiply each of these sums together, then subtract one from the result; and Y equals the number of whole years elapsed since the Segment Start Date, divided by the Segment Term Period. In this example, A is 11.55%, B is 11.15%, C is 64.79% = (1 + 27.50%) x (1 + 29.25%) - 1, and Y is 0.50 because three full years have elapsed since the Segment Start Date and the Segment Term Period is six years. The Equity Adjustment Factor is therefore calculated as [11.55% x (1 + 64.79%) + 64.79%] - [11.15% x (1 - 0.50)] = 78.25% to the nearest basis point.
B-8

Appendix C - Performance Lock Examples

Example C1
The example below illustrates the mechanics of the Performance Lock feature. The assumed index return and Equity Adjustment Factor at each point in time is hypothetical and not reflective of any specific economic scenario. Further, the values shown focus on the Segment Value and Performance Lock Value for the applicable Segment Options. They do not reflect any applicable Interest Adjustment and Withdrawal Charges that would apply in the event of a Withdrawal or surrender. The calculations assume the initial Segment Term Period starts on 01/08/2022, with:
•$15,000.00 allocated to the 1-Year Fixed Segment Option
•$30,000.00 allocated to the 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer, with a Cap Rate of 22%
•$55,000.00 allocated to the 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer, with a Cap Rate of 100%

The Fixed Segment Option accumulates at an Annual Interest Rate of 2.00%. The Index-Linked Segment Option columns show the hypothetical Performance Lock Value for each Segment Option at each point in time, which is equal to the Segment Value plus the Equity Adjustment. An implied volatility of 24%, index dividend yield of 1.95%, and swap rate of 2.60% are assumed in the calculation of the Equity Adjustment. These values are hypothetical for the purpose of illustrating the calculations and are not intended to reflect available values in the market on any given date. The table below illustrates the transfer mechanics to the Fixed Segment Option from multiple Index-Linked Segment Options, with Performance Locks exercised at different times.

Date	Event	Time of Values	1-Year Fixed Segment Value	1-Year Point-to-Point Russell 2000® - 10% Buffer Performance Lock Value	6-Year Point-to-Point S&P500® - 20% Buffer Performance Lock Value
04/23/2022	Request for Performance Lock on 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer	Immediately Before Transfer	$ 15,085.69[1]	$ 32,781.17[2]	$ 52,019.45[3]
04/23/2022	Request for Performance Lock on 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer	Immediately After Transfer	$ 47,866.86[4]	$ 0.00	$ 52,019.45
. . .	. . .	. . .	. . .	. . .	. . .
11/16/2022	Request for Performance Lock on 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer	Immediately Before Transfer	$ 48,407.46[5]	$ 0.00	$ 61,541.66[6]
11/16/2022	Request for Performance Lock on 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer	Immediately After Transfer	$ 109,949.12[7]	$ 0.00	$ 0.00

C-1

(1)     A Performance Lock on the 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer is exercised on 04/23/2022. The Fixed Segment Value on that date has been accumulated for 105 days (from 01/08/2022 to 04/23/2022). The Fixed Segment Value before transfer = Fixed Segment Value on Segment Start Date x (1 + Annual Interest Rate)^(days elapsed/365) = $15,000.00 x (1 + 2.00%)^(105/365) = $15,085.69

(2)    Current Segment Value = Segment Value on Segment Start Date - (Segment Fee Base x 0.95% Fee x days elapsed since Segment Start Date / 365) = $30,000.00 - ($30,000.00 x 0.95% x 105/365) = $29,918.01

Index return since Segment Start Date = 17.11%
Equity Adjustment Factor = 9.57%

Performance Lock Value for 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer on 04/23/2022 = Current Segment Value x (1 + Equity Adjustment Factor) = $29,918.01 x (1 + 9.57%) = $32,781.17

(3)    Current Segment Value = Segment Value on Segment Start Date - (Segment Fee Base x 0.95% Fee x days elapsed since Segment Start Date / 365) = $55,000.00 - ($55,000.00 x 0.95% x 105/365) = $54,849.69

Index return since Segment Start Date = -8.75%
Equity Adjustment Factor = -5.16%

Performance Lock Value for 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer on 04/23/2022 = Current Segment Value x (1 + Equity Adjustment Factor) = $54,849.69 x (1 - 5.16%) = $52,019.45

(4)     The locked funds from the 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer are transferred into the Fixed Segment Option after all other transactions have been recorded on that day. Fixed Segment Value after Performance Lock = Fixed Segment Value before transfer + Performance Lock Value transferred in = $15,085.69 + $32,781.17 = $47,866.86

(5)     A second Performance Lock on the 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer is exercised on 11/16/2022. The Fixed Segment Value is accumulated for another 207 days since the previous Performance Lock transaction (from 04/24/2022 to 11/16/2022). The Fixed Segment Value before transfer = Fixed Segment Value after previous Performance Lock x (1 + Annual Interest Rate)^(days elapsed since previous Performance Lock / 365) = $47,866.86 x (1 + 2.00%)^(207/365) = $48,407.46

(6)    Current Segment Value = Segment Value on Segment Start Date - (Segment Fee Base x 0.95% Fee x days elapsed since Segment Start Date / 365) = $55,000.00 - ($55,000.00 x 0.95% x 312/365) = $54,553.37

Index return since Segment Start Date = 20.75%
Equity Adjustment Factor = 12.81%

Performance Lock Value for 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer on 11/16/2022 = Current Segment Value x (1 + Equity Adjustment Factor) = $54,553.37 x (1 + 12.81%) = $61,541.66

(7)     The locked funds from the 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer are transferred into the Fixed Segment Option after all other transactions have been recorded on that day. Fixed Segment Value after Performance Lock = Fixed Segment Value before transfer + Performance Lock Value transferred in = $48,407.46 + $61,541.66 = $109,949.12

C-2

Example C2
The example below uses the same values and assumptions as Example C1 up through 11/16/2022. However, it has an additional event on the Fixed Segment Option Segment End Date to illustrates the default re-allocation mechanics if you do not instruct otherwise. Funds are re-allocated to the Index-Linked Segment Options that exercised Performance Locks proportionately. These proportions are based on the Performance Lock Value(s) at the time of lock(s), and the Fixed Segment Value at the time of the first lock. This example assumes no Withdrawals were taken during the Segment Term Period.

Date	Event	Time of Values	1-Year Fixed Segment Value	1-Year Point-to-Point Russell 2000® - 10% Buffer Segment Value	6-Year Point-to-Point S&P 500® - 20% Buffer Segment Value	1-Year Point-to-Point S&P 500® - 20% Buffer Segment Value
11/16/2022	Segment Values as of Previous Performance Lock	Immediately After Transfer	$ 109,949.12	$ 0.00	$ 0.00	$ 0.00
. . .	. . .	. . .	. . .	. . .	. . .	. . .
01/08/2023	Fixed Segment End Date	Immediately Before Re-allocation	$ 110,265.73[1]	$ 0.00	$ 0.00	$ 0.00
01/08/2023[2]	Fixed Segment End Date	Immediately After Re-allocation	$ 15,205.65[3]	$ 33,035.61[4]	$ 0.00	$ 62,024.47[5]

(1)     The Fixed Segment Value is accumulated for another 53 days since the previous Performance Lock transaction (from 11/17/2022 to 01/08/2023). The Fixed Segment Value before re-allocation = Fixed Segment Value after previous Performance Lock x (1 + Annual Interest Rate)^(days elapsed since previous Performance Lock / 365) = $109,949.12 x (1 + 2.00%)^(53/365) = $110,265.73

(2)     01/08/2023 is the Fixed Segment End Date. If you do not instruct otherwise, funds are automatically re-allocated proportionately to the Index-Linked Segment Options that were locked. The proportions are calculated based on the amounts at the time of each Performance Lock.

	1-Year Fixed Segment Option	1-Year Point-to-Point Russell 2000® - 10% Buffer Segment Option	6-Year Point-to-Point S&P 500® - 20% Buffer Segment Option
Amount From Relevant Performance Lock Date	$ 15,085.69	$ 32,781.17	$ 61,541.66
% of Total Fixed Segment Value Attributable to Segment Option	13.79%	29.96%	56.25%
% Attributable to 1-Year Fixed Segment Option = 15,085.69 / (15,085.69 + 32,781.17 + 61,451.66) = 13.79%
% Attributable to 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer = 32,781.17 / (15,085.69 + 32,781.17 + 61,451.66) = 29.96%
% Attributable to 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer = 61,451.66 / (15,085.69 + 32,781.17 + 61,451.66) = 56.25%

(3)     The amount that remains in the Fixed Segment Option is 13.79% of the Fixed Segment Value from immediately before the re-allocation = $110,265.73 x 13.79% = $15,205.65

(4)     The amount that is re-allocated to the 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer is 29.96% of the Fixed Segment Value from immediately before the re-allocation = $110,265.73 x 29.96% = $33,035.61

(5)     The amount attributable to the 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer is 56.25% of the Fixed Segment Value from immediately before the re-allocation = $110,265.73 x 56.25% = $62,024.47. Because 6-Year Segment Options are only available in the first Contract Year, the funds are instead re-allocated into the 1-year counterpart, which has the same Reference Index (S&P 500) and Buffer Rate (20%).

C-3

Example C3

The example below uses the same initial values and assumptions as Examples C1 and C2. However, this example introduces a Withdrawal to illustrate how Withdrawals impact the default re-allocation mechanics if you do not instruct otherwise.

Date	Event	Time of Values	1-Year Fixed Segment Value	1-Year Point-to-Point Russell 2000® - 10% Buffer Segment Value	6-Year Point-to-Point S&P 500® - 20% Buffer Segment Value	1-Year Point-to-Point S&P 500® - 20% Buffer Segment Value	Withdrawal
11/16/2022	Segment Values as of Previous Performance Lock	Immediately After Transfer	$ 109,949.12	$ 0.00	$ 0.00	$ 0.00
. . .	. . .	. . .	. . .	. . .	. . .	. . .	. . .
12/01/2022	Withdrawal	Immediately Before Withdrawal	$ 110,038.63[1]	$ 0.00	$ 0.00	$ 0.00
12/01/2022	Withdrawal	Immediately After Withdrawal	$ 100,038.63[2]	$ 0.00	$ 0.00	$ 0.00	$ 10,000.00
. . .	. . .	. . .	. . .	. . .	. . .	. . .	. . .
01/08/2023	Fixed Segment End Date	Immediately Before Re-allocation	$ 100,245.09[3]	$ 0.00	$ 0.00	$ 0.00
01/08/2023[4]	Fixed Segment End Date	Immediately After Re-allocation	$ 13,823.80[5]	$ 30,033.43[6]	$ 0.00	$ 56,387.86[7]

(1)     The Fixed Segment Value is accumulated for 15 days since the previous Performance Lock transaction (from 11/17/2022 to 12/01/2022). The Fixed Segment Value before re-allocation = Fixed Segment Value after previous Performance Lock x (1 + Annual Interest Rate)^(days elapsed since previous Performance Lock/ 365) = $109,949.12 x (1 + 2.00%)^(15/365) = $110,038.63

(2)    Withdrawal is taken from Fixed Segment Value = $110,038.63 - $10,000.00 = $100,038.63. The $10,000 Withdrawal represents the gross amount deducted from the Contract Value, prior to any applicable Interest Adjustment.

(3)     The Fixed Segment Value is accumulated for another 38 days since the Withdrawal (from 12/02/2022 to 01/08/2023). The Fixed Segment Value before re-allocation = Fixed Segment Value after Withdrawal x (1 + Annual Interest Rate)^(days elapsed since Withdrawal / 365) = $100,038.63 x (1 + 2.00%)^(38/365) = $100,245.09

(4)     01/08/2023 is the Fixed Segment End Date. If you do not instruct otherwise, funds are automatically re-allocated proportionately to the Index-Linked Segment Options that were locked. The proportions are calculated based on the amounts at the time of each Performance Lock.

	1-Year Fixed Segment Option	1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer	6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer
Amount From Relevant Performance Lock Date	$ 15,085.69	$ 32,781.17	$ 61,541.66
% of Total Fixed Segment Value Attributable to Segment Option	13.79%	29.96%	56.25%
% Attributable to 1-Year Fixed Segment Option = 15,085.69 / (15,085.69 + 32,781.17 + 61,451.66) = 13.79%
C-4

% Attributable to 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer = 32,781.17 / (15,085.69 + 32,781.17 + 61,451.66) = 29.96%
% Attributable to 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer = 61,451.89 / (15,085.69 + 32,781.17 + 61,451.66) = 56.25%

(5)     The amount that remains in the Fixed Segment Option is 13.79% of the Fixed Segment Value from immediately before the re-allocation = $100,245.09 x 13.79% = $13,823.80

(6)     The amount that is re-allocated to the 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer is 29.96% of the Fixed Segment Value from immediately before the re-allocation = $100,245.09 x 29.96% = $30,033.43

(7)     The amount attributable to the 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer is 56.25% of the Fixed Segment Value from immediately before the re-allocation = $100,245.09 x 56.25% = $56,387.86. Because 6-Year Segment Options are only available in the first Contract Year, the funds are instead re-allocated into the 1-year counterpart, which has the same Reference Index (S&P 500®) and Buffer Rate (20%).

C-5

Appendix D - State Variation Chart

State	Feature or Benefit	Availability or Variation
Alaska	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
	Confinement Waiver	If the second opinion or examination conflicts with the original recommendation of Confinement, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.
	Terminal Illness Waiver	If the second opinion or examination conflicts with the original diagnosis of Terminal Illness, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.
California	Right to Cancel Period	If the Owner is age 60 or above, the Right to
Cancel Period is 30 days.

Upon exercising the Right to Cancel benefit, the Company will refund the Contract Value, including any Contract fees, if applicable.
	Confinement Waiver	The Confinement Waiver is not available in California.
	Terminal Illness Waiver	The Terminal Illness Waiver is not available in California.
Connecticut	Confinement Waiver	The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies have been modified. Confinement must continue for at least 60 consecutive days, but there is no requirement that confinement begins at least one year after the Contract Date.
D-1

State	Feature or Benefit	Availability or Variation
Connecticut	Terminal Illness Waiver	The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies have been modified. A diagnosis of Terminal Illness must occur, but there is no requirement that the diagnosis occurs at least one year after the Contract Date.
Florida	Right to Cancel Period	Your Right to Cancel Period is 21 days.
Hawaii	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
Illinois	Confinement Waiver	If the second opinion or examination conflicts with the original recommendation of Confinement, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.
Terminal Illness Waiver	The definition of Terminal Illness has been modified to mean an illness that is expected to cause death within 24 months, rather than within 12 months.

If the second opinion or examination conflicts with the original diagnosis of Terminal Illness, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.
Kansas	Terminal Illness Waiver	The definition of Terminal Illness has been modified to mean an illness that is expected to cause death within 24 months, rather than within 12 months.

The waiver has been modified to not allow the Company the right to obtain a second opinion or examination of the ill Owner.
Louisiana	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
Maryland	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
D-2

State	Feature or Benefit	Availability or Variation
Maryland	Confinement Waiver	The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies have been modified. Confinement must continue for at least 60 consecutive days, but there is no requirement that confinement begins at least one year after the Contract Date.
Terminal Illness Waiver	The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies have been modified. A diagnosis of Terminal Illness must occur after the Contract Date, rather than at least one year after the Contract Date.
Massachusetts	Confinement Waiver	The Confinement Waiver is not available in Massachusetts.
Massachusetts	Terminal Illness Waiver	The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.
Michigan	Confinement Waiver	If the second opinion or examination conflicts with the original recommendation of Confinement, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.
	Terminal Illness Waiver	If the second opinion or examination conflicts with the original diagnosis of Terminal Illness, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.
Minnesota	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
Missouri	Performance Lock	The Performance Lock feature is not available if your application was received by us before November 12th, 2022.
D-3

State	Feature or Benefit	Availability or Variation
Montana	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
Nebraska	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
	Confinement Waiver	The reference to Convalescent Care Facility is replaced with a reference to Nursing Care Facility.
Nevada	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
New Hampshire	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
D-4

State	Feature or Benefit	Availability or Variation
Confinement Waiver
Civil union partners are considered spouses under New Hampshire law.

If the second opinion or examination conflicts with the original diagnosis of Terminal Illness, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.

The definitions of Convalescent Care Facility, has been modified as follows:

“Convalescent Care Facility” means an institution which: (i) is operated pursuant to State as a convalescent nursing facility, a qualified nursing facility, a convalescent hospital, a convalescent unit of a Hospital, an intermediate care facility, or a custodial care facility; and (ii) is primarily engaged in providing, in addition to room and board accommodations, continuous nursing service by or under the supervision of a Physician or a licensed registered nurse (R.N.); and (iii) maintains a daily record of each patient which is available for Our review; and (iv) administers a planned program of observation and treatment by a Physician (which for purposes of this provision also cannot be the proprietor or an employee of such facility) which is in accordance with existing standards of medical practice for the confinement; and (v) be approved for payment of Medicare benefits or be qualified to receive approval for payment of Medicare benefits, if so requested.
Convalescent Care Facility does not mean a facility or any part of a facility used primarily for rest care, training or education, or the treatment of alcoholism or chemical dependency.

D-5

State	Feature or Benefit	Availability or Variation
New Hampshire	Terminal Illness Waiver	Civil union partners are considered spouses under New Hampshire law.

If the second opinion or examination conflicts with the original diagnosis of Terminal Illness, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.
New Jersey	Definition of Spouse for spousal continuation upon death, Confinement Waiver, Terminal Illness Waiver
A definition of the term “Spouse” is added to the Contract, and is defined as follows:

A Spouse of an individual is a person
(1) recognized as the spouse of that
individual in the state where they were
legally married or (2) in a civil union
with that individual under New Jersey
law. This does not have the effect of
altering or amending federal tax law
applicable to your Contract.

Terminal Illness Waiver	The conditions under which the waiver applies
have been modified. The waiver requires that
any Owner (or if the Owner is a non-natural
person, any Annuitant) has a Terminal Illness.
The requirement that the diagnosis occurs at
least one year after the Contract Date is
removed.
Lower Limit Floor Applied to Interest Adjustment on the Fixed Segment Option
The lower limit floor applied to the Interest Adjustment for the Fixed Segment Option is the greater of (RN/12 -1) and [-(10.0% - C)] where C is the applicable Withdrawal Charge Rate for that Contract Year.

North Carolina	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
Ohio	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
Pennsylvania	Right to Cancel Period	If the Contract is a replacement for an existing contract which was issued to you by Athene Annuity and Life Company, the Right to Cancel Period is extended to 45 days.
D-6

State	Feature or Benefit	Availability or Variation
Confinement Waiver
An additional requirement is added to receive benefits under this waiver:

Confinement in a Qualified Care Facility must not be for the treatment of a condition resulting directly or indirectly from: (a) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed Physician; (b) the voluntary taking of any drugs prescribed by a licensed Physician and intentionally not taken as prescribed; (c) sensitivity to drugs voluntarily taken, unless prescribed by a Physician; or (d) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed Physician or the involuntary taking of drugs.

The definition of Physician has been modified to state:

“Physician” for purposes of this provision means a practitioner of the healing arts, who is licensed by the State in which he/she performs such function. The Physician cannot be You, and Annuitant, a Beneficiary, or a member of Your, an Annuitant's or a Beneficiary's immediate family, including a husband, wife, domestic partner, civil union partner, child, sibling, parent, or any member of Your household.

D-7

State	Feature or Benefit	Availability or Variation
Pennsylvania	Terminal Illness Waiver
This waiver is referred to as a Terminal Condition Waiver. All references to “Terminal Illness” are replaced with “Terminal Condition”.

The definition of Terminal Illness is modified to state:

“Terminal Condition” means a condition that is expected to cause death within 12 months and that is the result of an injury or illness.

The definition of Physician has been modified to state:

“Physician” for purposes of this provision means a practitioner of the healing arts, who is licensed by the State in which he/she performs such function. The Physician cannot be You, and Annuitant, a Beneficiary, or a member of Your, an Annuitant's or a Beneficiary's immediate family, including a husband, wife, domestic partner, civil union partner, child, sibling, parent, or any member of Your household.

South Dakota	Confinement Waiver
The definition of Physician has been modified to state: “Physician” for purposes of this provision means a doctor of medicine or osteopathy licensed by the State to practice medicine and surgery in which he/she performs such function.

Terminal Illness Waiver
The definition of Physician has been modified to state: “Physician” for purposes of this provision means a doctor of medicine or osteopathy licensed by the State to practice medicine and surgery in which he/she performs such function.

Texas	Right to Cancel	Upon exercising the Right to Cancel benefit, the Company will refund the Cash Surrender Value, including any Contract fees or charges, if applicable.
D-8

State	Feature or Benefit	Availability or Variation
Texas	Separate Account	The description of the Separate Account is
modified for contracts issued in Texas.

For contracts issued in Texas, reserves for the
Index-Linked Segment Options are held in the
AAIA Texas Index-Linked Deferred Annuity
Contract Separate Account. This segregated
account is established by the Company under
Iowa Law.

The portion of the assets of the Separate
Account equal to the reserves and other Contract liabilities for Index-Linked Segment Options with respect to the Separate Account will not be chargeable with liabilities arising out of any other business we may conduct. You do not participate in the performance of assets held in the Separate Account and do not have any direct claim on them. The Separate Account is not registered under the Investment Company Act of 1940.
Confinement Waiver	The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies
have been modified. Confinement must continue for at least 60 consecutive days, and confinement must begin on or after the Contract Date.

The withdrawal request must be accompanied
by Written Proof of Confinement, which is
defined as follows:

Written proof of Confinement means a
signed statement from the Hospital or Qualified Care Facility verifying the dates the Owner was confined in a
Hospital or Qualified Care Facility.

The cost of any second opinion or exam will be borne by the Company.
Terminal Illness Waiver	The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies
have been modified. A diagnosis of Terminal
Illness must occur on or after the Contract Date.

The cost of any second opinion or exam will be borne by the Company.
Utah	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
D-9

State	Feature or Benefit	Availability or Variation
Vermont	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
Washington	Terminal Illness Waiver	The definition of Terminal Illness has been modified to mean an illness that is expected to cause death within 24 months, rather than within 12 months.
Wyoming	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.

D-10

Appendix E - Index Disclosures

S&P 500® Price Return Index

S&P Dow Jones Indices LLC requires that the following disclaimer be included in this Prospectus:

The S&P 500® Index (the “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P
DJI”) and has been licensed for use by Athene Annuity and Life Company (“Athene”). S&P®, S&P 500®, SPX®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. Athene’s products are not regulated, sponsored, operated, issued, endorsed, sold, guaranteed or promoted by S&P DJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Athene’s products or any member of the public regarding the advisability of investing in securities generally or in Athene’s products particularly or the ability of the Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Athene with respect to the Index is the licensing of the Index and/or sub-licensing certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Athene or Athene’s products. S&P Dow Jones Indices has no obligation to take the needs of Athene or the owners of Athene’s products into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Athene’s products. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker dealer, fiduciary, “promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY,
TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR
ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION
(INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES
INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS,
OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES,
AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ATHENE, OWNERS OF
ATHENE’S PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR
WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING,
IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT,
SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED
TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN
ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT
LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR
CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER,
THE ATHENE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING
MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR
ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ATHENE, OTHER THAN THE
LICENSORS OF S&P DOW JONES INDICES.

Russell 2000® Price Return Index

The LSE Group requires that the following disclosure be included in this Prospectus:
E-1

Athene annuity products (the “Products”) have been developed solely by Athene Annuity and Life
Company. The Products are not in any way connected to or sponsored, endorsed, sold or promoted by the London
Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 2000 Index (the “Index”) vest in the relevant LSE Group company which owns the
Index. “Russell®” and “Russell 2000®” are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The
LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Products. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Products or the suitability of the Index for the purpose to which it is being put by Athene Annuity and Life Company.

MSCI EAFE Price Return Index

MSCI Inc. requires that the following disclosure be included in this Prospectus:

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC.
(“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD
PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX
(COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF
MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES
AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY ATHENE ANNUITY AND LIFE
COMPANY. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS
OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY
REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT
PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK
MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN
TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE
DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR
THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE
MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS
PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING,
COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE
FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR
QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF
THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE.
FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR
OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE
ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE
CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE
OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE
COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY
THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY,
FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI
PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR
IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF
E-2

THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI
PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS
FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED
THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI
PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE,
CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF
THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any
MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Nasdaq-100® Price Return Index

Nasdaq Inc. requires that the following disclosure be included in this Prospectus:

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations' only relationship to Athene Annuity and Life Company (“Licensee”) is in the licensing of the Nasdaq®, Nasdaq-100®, and Nasdaq-100® Index, and certain trade names of the Corporations and the use of the Nasdaq-100® Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED
CALCULATION OF NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS
MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE,
OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE
NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS
OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY
OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100® INDEX OR
ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT
SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL,
INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE
POSSIBILITY OF SUCH DAMAGES.

Shiller Barclays CAPE® US Mid-Month Sector TR Net Index

BB PLC requires that the following disclosure be included in this Prospectus:

The Shiller Barclays CAPE® US Mid-Month Sector TR Net Index (the “Index”) has been developed in part by
RSBB-I, LLC, the research principal of which is Robert J. Shiller. RSBB-I, LLC is not an investment advisor, and does not guarantee the accuracy or completeness of the Index, or any data or methodology either included therein or upon which it is based. Neither RSBB-I, LLC nor Robert J. Shiller or any of their respective partners, employees, subcontractors, agents, suppliers and vendors (collectively, the “Protected Parties”) shall have any liability, whether
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caused by the negligence of a Protected Party or otherwise, for any errors, omissions, or interruptions therein, and make no warranties, express or implied, as to performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages, even if RSBB-I, LLC, Robert J. Shiller or any Protected Party is advised of the possibility of same.

Neither Barclays Bank PLC (“BB PLC”) nor any of its affiliates (collectively “Barclays”) is the issuer or producer of Athene Annuity and Life Company’s (“Athene”) annuity products (the “Products”) and Barclays has no responsibilities, obligations or duties to purchasers of the Products. The Index, together with any Barclays indices that are components of the Index, is a trademark owned by Barclays and, together with any component indices and index data, is licensed for use by Athene as the issuer or producer of the Products (the “Issuer”).

Barclays’ only relationship with the Issuer in respect of the Index is the licensing of the Index, which is administered, compiled and published by BB PLC in its role as the Index sponsor (the “Index Sponsor”) without regard to the Issuer or the Products or purchasers of the Products. Additionally, Athene as issuer or producer of the
Products may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the
Products. Consumers acquire the Products from Athene and neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Barclays upon purchasing the Products. The Products are not sponsored, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of the Products or use of the Index or any data included therein. Barclays shall not be liable in any way to the Issuer, purchasers of the Products or to other third parties in respect of the use or accuracy of the Index or any data included therein.

Barclays Index Administration (“BINDA”), a distinct function within BB PLC, is responsible for day-to-day governance of BB PLC’s activities as Index Sponsor.

To protect the integrity of Barclays’ indices, BB PLC has in place a control framework designed to identify and remove and/or mitigate (as appropriate) conflicts of interest. Within the control framework, BINDA has the following specific responsibilities:
•oversight of any third-party index calculation agent;
•acting as approvals body for index lifecycle events (index launch, change and retirement); and
•resolving unforeseen index calculation issues where discretion or interpretation may be required (for example: upon the occurrence of market disruption events).

To promote the independence of BINDA, the function is operationally separate from BB PLC’s sales, trading and structuring desks, investment managers, and other business units that have, or may be perceived to have, interests that may conflict with the independence or integrity of Barclays’ indices.

Notwithstanding the foregoing, potential conflicts of interest exist as a consequence of BB PLC providing indices alongside its other businesses. Please note the following in relation to Barclays’ indices:
•BB PLC may act in multiple capacities with respect to a particular index including, but not limited to, functioning as index sponsor, index administrator, index owner and licensor.
•Sales, trading or structuring desks in BB PLC may launch products linked to the performance of an index. These products are typically hedged by BB PLC’s trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index.
•BB PLC may establish investment funds that track an index or otherwise use an index for portfolio or asset allocation decisions.

The Index Sponsor is under no obligation to continue the administration, compilation and publication of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market,
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regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index. The Index Sponsor has appointed a third-party agent (the “Index Calculation Agent”) to calculate and maintain the Index. While the Index Sponsor is responsible for the operation of the Index, certain aspects have thus been outsourced to the Index Calculation Agent.

Barclays
a.makes no representation or warranty, express or implied, to the Issuer or any member of the public regarding the advisability of investing in transactions generally or the ability of the Index to track the performance of any market or underlying assets or data; and
b.has no obligation to take the needs of the Issuer into consideration in administering, compiling or publishing the Index.

Barclays has no obligation or liability in connection with administration, marketing or trading of the Products.

The licensing agreement between Athene and BB PLC is solely for the benefit of Athene and Barclays and not for the benefit of the owners of the Products or other third parties.

BARCLAYS DOES NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS AND
TRADERS, AS THE CASE MAY BE, OF THE TRANSACTION OR TO THIRD PARTIES FOR THE
QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN
OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO EXPRESS OR
IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE
INDEX INCLUDING, WITHOUT LIMITATION, THE INDICES, OR ANY DATA INCLUDED THEREIN. IN
NO EVENT SHALL BARCLAYS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR
CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF
SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY
LAW.

None of the information supplied by Barclays and used in this publication may be reproduced in any manner without the prior written permission of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167.
Registered office 1 Churchill Place London E14 5HP.
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The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI is available without charge, upon request. You may obtain a copy of the SAI and make inquiries about your Contract by contacting us at (888) 266-8489. You may also obtain a copy of the SAI at www.athene.com/products/rila/amplify2.

Information about current upside limits posted on the Company’s website as incorporated by reference into the prospectus where noted under the sub-heading “Setting the Cap Rates, Participation Rates, Trigger Rates, Segment Fee and Annual Interest Rates” in the section of the prospectus “The Insurance Company and Investment Options”. We will provide copies of such information without charge, upon request, at the phone number referenced in the previous paragraph.

Edgar Contract Identifier No. C000258317

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Athene® Amplify 2.0
Single Purchase Payment Index-Linked
Deferred Annuity Contract
Issued by:
Athene Annuity and Life Company
7700 Mills Civic Parkway
West Des Moines, IA 50266-3862
Tel. (888) 266-8489

    This prospectus describes the Athene® Amplify 2.0 Single Purchase Payment Index-Linked Deferred Annuity Contract (the Contract) issued by Athene Annuity and Life Company (the Company, we or us) that is designed for retirement or other long-term investment purposes. Contracts described in this prospectus became available for sale on June 5, 2023. The Company does not allow additional Purchase Payments after the initial Purchase Payment.
The Contract offers index-linked investment options (Index-Linked Segment Options) that provide returns (Segment Credits) based on changes in the value of a broad-based index or indices (the Reference Index). The Contract also offers a Fixed Segment Option that determines Segment Credits at a guaranteed interest rate. The Contract is a complex investment and involves risks, including the potential loss of principal and previously applied Segment Credits.
• Currently, each Index-Linked Segment Option offered has a Buffer Rate of 10%, 20%, or 30%, which establishes the maximum amount of negative index performance that we will absorb before applying a negative Segment Credit. This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, up to 80% with a 20% Buffer Rate, and up to 70% with a 30% Buffer Rate. For currently offered Index-Linked Segment Options, the Buffer Rate will always be at least 10%. For any future Index-Linked Segment Options offered under this Contract, the Buffer Rate will always be at least 1%. With a 1% Buffer Rate, you could lose up to 99% of the amount you invest in an Index-Linked Segment Option due to poor investment performance.
•Each Point-to-Point, Dual Direction, Milestone Lock, and Performance Blend Segment Option has a Cap Rate, which limits the maximum positive index performance that may be reflected in the Segment Credit. We guarantee that Cap Rates will never be less than 2% for an Index-Linked Segment Option with a 1-year Segment Term Period, 4% for an Index-Linked Segment Option with a 2-year Segment Term Period, and 12% for an Index-Linked Segment Option with a 6-year Segment Term Period.
•Each Trigger and Dual Trigger Segment Option has a Trigger Rate, which limits the maximum positive index performance that may be reflected in the Segment Credit. We guarantee that Trigger Rates will never be less than 1.00% for a Trigger Segment Option with a 1-year Segment Term Period. We guarantee Trigger Rates will never be less than 0.50% for a Dual Trigger Segment Option with a 1-year Segment Term Period and 3.00% for a Dual Trigger Segment Option with a 6-year Segment Term Period.

You may elect a Segment Option with a six-year Segment Term Period only during the first Contract Year. The Performance Blend Segment Option and Milestone Lock Segment Option are available only with a six-year Term Period. Six-year Segment Options are not available for renewal. Two-year Segment Options are not available for renewal after the first six Contract Years. For additional information about each Index-Linked Segment Option and the Fixed Segment Option see Appendix A: Investment Options Available Under the Contract.

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals or a surrender could result in Withdrawal Charges, negative Interim Value adjustments, taxes , and tax penalties, as applicable. Required Minimum Distributions can be withdrawn anytime during a Segment Term Period and when applicable, will be required on an ongoing basis. Therefore, this Contract may not be an appropriate investment for taking these distributions. While Withdrawal Charges may not apply, Required Minimum Distributions could still result in negative Interim Value adjustments, taxes, and tax penalties, as applicable. Under extreme circumstances, you could lose up to 100% of your investment from a negative Interest Adjustment on money allocated to an Index-Linked Segment Option. Under extreme circumstances, you could lose up to 100% of your investment from a negative Equity Adjustment on money allocated to an Index-Linked Segment Option. Please consult a Financial Professional regarding the appropriateness of taking these types of withdrawals from this contract.

All guarantees under the Contract are obligations of the Company and are subject to its creditworthiness, financial strength, and claims paying ability . For additional information on risk associated with owning the Contract see the “Principal Risks of Investing in the Contract” section.

If you are a new investor in the Contract, you may cancel your Contract within 20 days of receiving it (30 days if this Contract is a result of a replacement) without paying fees or penalties. In some states this cancellation period may be longer. Upon cancellation, you will receive a full refund of the Purchase Payment you paid with your application less any Withdrawals. Please see Appendix D to examine any applicable variations in your state. You should review this prospectus, or consult with your Financial Professional, for additional information about the specific cancellation terms that apply.

Neither the Securities and Exchange Commission (SEC) nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including annuity contracts offering index-linked investment options has been prepared by the Securities and Exchange Commission’s staff and is available at investor.gov.

You should read this prospectus and retain a copy for future reference. This prospectus is not an offer to sell the Contract in any jurisdiction in which it may not be legally sold.
The date of this prospectus is April 30, 2025

1. Glossary

    Accumulation Phase: The period of time between the Contract Date and the Annuity Date, unless the Contract is terminated.

    Administrative Office: Mail Processing Center, P.O. Box 1555, Des Moines, IA 50306-1555; (888) 266-8489.

    Aggregate Index Change: Used in the calculation of the Segment Credit on the Performance Blend Segment Option. This Segment Option uses three indices in its calculation. On the Segment End Date, we calculate the Index Change for each of these indices. The Aggregate Index Change is the sum of the Index Change for the best performing index multiplied by Index Allocation Percentage 1 (50%) plus the Index Change for the second best performing index multiplied by Index Allocation Percentage 2 (30%) plus the Index Change for the third best performing index multiplied by Index Allocation Percentage 3 (20%).

    Annuitant, Joint Annuitant: The Annuitant is the natural person named on the Contract Schedule whose life determines the Annuity Payments made under your Contract. We will allow you to name two natural persons on the application as Joint Annuitants.

    Annuity Date: The Contract Anniversary on or first following the later of the Annuitant attaining age 95, or the 10th Contract Anniversary. In the case of Joint Annuitants, the Annuity Date will be set based on the age of the older Joint Annuitant. You may select an earlier Annuity Date, which may be any time after the Contract Date, by Notice provided to us. The revised Annuity Date must be at least 10 days after our receipt of your Notice.

    Annual Interest Rate: The annual rate used to calculate Segment Credits on the Fixed Segment Option.

    Annuity Payments: Payments paid to you or your designated payee in accordance with the terms and conditions of the Settlement Option elected by the Owner. The payments are made by us and commence on the Annuity Date.

    Annuity Phase: The phase of the Contract when Annuity Payments are being made.

    Beneficiary: The person(s) or entity(ies) named by the Owner to receive the Death Benefit.

    Buffer Rate: The amount of negative Index Change or Milestone Index Change that we will absorb when calculating Segment Credits for an Index-Linked Segment Option. For all Index-Linked Segment Options except Milestone Lock Segment Options, a negative Segment Credit will apply for any negative Index Change or Aggregate Index Change in excess of the Buffer Rate. For Milestone Lock Segment Options, a negative Milestone Credit Percentage will be used in the calculation of the Segment Credit if the final Milestone Index Change is negative in excess of the Buffer Rate.

    Business Day: Any day of the week except for Saturday, Sunday, and U.S. Federal holidays where U.S. stock exchanges are closed. Our Business Day ends at 4:00 p.m. Eastern Time.

    Cap Rate: The maximum positive Index Change or Milestone Index Change that will be used in the calculation of Segment Credits that may be applied to Point-to-Point, Performance Blend, Milestone Lock, and Dual Direction Segment Options on the Segment End Date and for Milestone Lock Segment Options at an Observation Date where a Milestone Threshold is met. There is one Cap Rate per Segment Term Period, which applies to the entire Segment Term Period.

    Cash Surrender Value: The Interim Value adjusted for any applicable Withdrawal Charge. You may surrender your Contract by making a written request to our Administrative Office at any time before the Annuity

Date and before the Death Benefit becomes payable.

    Company (“we”, “us”, “our”, “ours”): Athene Annuity and Life Company.

    Contract: The Single Purchase Payment Index-Linked Deferred Annuity Contract described by this prospectus.

    Contract Anniversary: Any twelve-month anniversary of the Contract Date. For example, if the Contract Date is January 19, 2024, then the first Contract Anniversary is January 19, 2025.

    Contract Date: The date your Contract is issued, as shown on the Contract Schedule.

    Contract Value: The Contract Value at any time is equal to the sum of the Segment Values.

    Contract Year: The twelve-month period that begins on the Contract Date and each Contract Anniversary. For example, if the Contract Date is January 19, 2024, then the first Contract Year is the twelve-month period that includes January 19, 2024 through January 18, 2025.

Crediting Method: Used to determine the calculation of the Segment Credits. Crediting Methods include the Point-to-Point Crediting Method, Performance Blend Crediting Method, Milestone Lock Crediting Method, Trigger Crediting Method, Dual Trigger Crediting Method, Dual Direction Crediting Method, and Fixed Crediting Method. Each Crediting Method has distinct methodology to calculate Segment Credits.

    Death Benefit: During the Withdrawal Charge Period, the Death Benefit will be equal to the greater of the Interim Value or the Purchase Payment less net proceeds from prior Withdrawals. After the Withdrawal Charge Period, the Death Benefit will be equal to the Interim Value. The Death Benefit will be calculated as of the date of death. If the Owner is changed or an additional Owner is added during the Withdrawal Charge Period, the Death Benefit will equal the Interim Value unless the Contract is continued by a surviving spouse.

Downside Participation Rate: A Downside Participation Rate is used in the calculation of the Segment Credits for Dual Direction Segment Options on a Segment End Date. It is a percentage that is multiplied by the absolute value of the Index Change if the Index Change is negative but fully offset by the Buffer Rate. This percentage will not be less than 100%. There is one Downside Participation Rate per Segment Term Period, which applies to the entire Segment Term Period.

Dual Direction Crediting Method: A Crediting Method in which the Segment Credit is determined based on the performance of the Reference Index and the applicable Cap Rate, Participation Rate, Downside Participation Rate, and Buffer Rate. This Crediting Method provides for positive Segment Credits even when performance is negative but fully offset by the Buffer Rate. The Reference Index performance is determined by observing the Index Price only on the Segment Start Date and Segment End Date.

Dual Direction Segment Option: An Index-Linked Segment Option that includes a Buffer Rate, Cap Rate, Participation Rate, and Downside Participation Rate, and calculates Segment Credits based on the Dual Direction Crediting Method.

Dual Trigger Crediting Method: A Crediting Method in which the Segment Credit is subject to the Buffer Rate, and is equal to the Trigger Rate if the performance of the Reference Index is positive, zero, or negative but fully offset by the Buffer Rate. The Reference Index performance is determined by observing the Index Price only on the Segment Start Date and Segment End Date.

Dual Trigger Segment Option: An Index-Linked Segment Option that includes a Buffer Rate and Trigger Rate, and calculates Segment Credits based on the Dual Trigger Crediting Method.

    Equity Adjustment: A positive or negative adjustment to Segment Value that is applied to any Withdrawal from an Index-Linked Segment Option on a day other than a Segment End Date. The Equity Adjustment is equal to zero on the Segment End Date. The Equity Adjustment does not apply to the Fixed Segment Option.

Financial Professional: A registered representative of a broker-dealer that has a selling agreement with our principal underwriter, Athene Securities.

Fixed Crediting Method: The Crediting Method in which Segment Credits are determined daily based on the declared Annual Interest Rate.

    Fixed Segment Option: The Segment Option that calculates Segment Credits daily based on the Fixed Crediting Method. The Fixed Segment Option does not include a Reference Index.

    Free Withdrawal: A Withdrawal amount on which no Withdrawal Charge applies. An Interest Adjustment will not apply, but an Equity Adjustment will still apply.

    Good Order: A request, including an application, is in Good Order if it contains all the information we require to process the request. Good Order also includes delivering information on the correct form, with any required certifications, guarantees, and/or signatures, to our Administrative Office.

    Holding Account: An account that holds the Purchase Payment until it is allocated to the Segment Options according to the Segment Allocation Percentages you select. Interest is credited daily to the Holding Account at the Holding Account Fixed Interest Rate.

    Holding Account Fixed Interest Rate: The annual rate used to calculate interest credited on amounts held in the Holding Account.

    Index Allocation Percentage: The percentage used to calculate the portion of Index Change from each Reference Index that will be used in the Aggregate Index Change for a Performance Blend Segment Option.

    Index Change: The percentage change in the Index Price of the Reference Index for the selected Segment Option, as measured from the Segment Start Date to the Segment End Date.

    Index-Linked Segment Option: Any Segment Option that is not the Fixed Segment Option. An Index-Linked Segment Option includes a Reference Index.

    Index Price: The Index Price for any date, including any Segment Start Date, Segment End Date, Observation Date, Annuity Date or date of death is the closing price of the Reference Index on that date. The closing price of the Reference Index is the price determined and published by the provider of the Reference Index at the end of each Business Day. Any change in price after the closing price has been published will not be reflected.

    Interim Value: The Interim Value at any time is equal to the sum of the Segment Interim Values.

    Interest Adjustment: A positive or negative adjustment to the Segment Value that may be applied to a Withdrawal during the first six years of the Contract, including Withdrawals taken on a Segment End Date. The Interest Adjustment approximates the change in value of debt instruments supporting the Contract, which we sell to fund the Withdrawal. The Interest Adjustment does not apply to any Withdrawal taken after the first six Contract Years. The Interest Adjustment will only be applied to the portion of surrender or Withdrawal that is subject to a Withdrawal Charge.

    IRA Account: A traditional, Roth, or other Individual Retirement Account established for the Owner and the Owner’s beneficiaries, through which a Contract may be purchased.

Milestone Credit Percentage: Used in the calculation of the Segment Credit and the Segment Interim Value on Milestone Lock Segment Options. If the Milestone Index Change is greater than or equal to the Milestone Threshold at the current Observation Date, or if the Segment End Date is reached, a Milestone Credit Percentage is determined based on the performance of the Reference Index and the applicable Cap Rate, Participation Rate, and Buffer Rate. The final Milestone Credit Percentage will be determined on the Segment End Date, and may be negative.

Milestone Date: Used to determine the beginning Index Price when determining the Milestone Index Change. The initial Milestone Date is the initial Segment Start Date noted on the Contract Schedule. If the Milestone Index Change is greater than or equal to the Milestone Threshold at an Observation Date, a subsequent Milestone Date will be established as of that Observation Date.

Milestone Index Change: Used in the calculation of the Segment Credit on Milestone Lock Segment Options. It is the percentage change in the Index Price of the Reference Index, as measured from the most recent Milestone Date to the current Observation Date.

Milestone Lock Crediting Method: A Crediting Method in which the Segment Credit is determined based on the performance of the Reference Index and the applicable Cap Rate, Participation Rate, Milestone Threshold, and Buffer Rate. The Reference Index performance is determined by observing the Index Price on selected Observation Dates.

Milestone Lock Segment Option: A type of the Index-Linked Segment Option that calculates Segment Credits based on the Milestone Lock Crediting Method.

Milestone Threshold: The minimum Milestone Index Change needed in order to determine a Milestone Credit Percentage on the Milestone Lock Crediting Method. The Milestone Threshold will not change once your Contract is issued.

Non-Qualified Contract: A Contract that is not qualified for special tax treatment under the Internal Revenue Code.

    Notice, Notify, Notifying: Requests and information that you sign and that we receive and accept at our Administrative Office in any form offered by and acceptable to us.

Observation Date: A measuring point for calculating Segment Credits for Milestone Lock Segment Options. The first Observation Date occurs one year after the initial Milestone Date. Subsequent Observation Dates occur one year after the preceding Observation Date. The final Observation Date will occur on the Segment End Date.

    Owner (“you”, “your”): The Contract Owner named in the application, or their successor or assignee if you provide Notice and the Company has acknowledged the assignment. If no Owner is named on the application, the Annuitant will be the Owner. If Joint Owners are named, all references to the Owner shall mean the Joint Owners. Joint Owners must be Spouses.

    Participation Rate: A Participation Rate is used in the calculation of the Segment Credits for Point-to-Point, Performance Blend, Milestone Lock and Dual Direction Segment Options on a Segment End Date. It is a percentage that is multiplied by any positive Index Change or Milestone Index Change, after the application of the Cap Rate, in the calculation of the Segment Credit. This percentage will not be less than 100%. There is one Participation Rate per Segment Term Period, which applies to the entire Segment Term Period.

    Performance Blend Crediting Method: A Crediting Method in which the Segment Credit is determined based on on a weighted average of three Reference Indices, as measured from the Segment Start Date to the Segment End Date, and the applicable Cap Rate, Participation Rate, and Buffer Rate. This Crediting Method calculates an Aggregate Index Change using three underlying indices, rather than an Index Change based on a single underlying index.

    Performance Blend Segment Option: A type of the Index-Linked Segment Option that calculates Segment Credits using the Performance Blend Crediting Method.

Performance Lock: A feature that allows you to capture the Performance Lock Value during the Segment Term Period of an Index-Linked Segment Option to which funds are currently allocated. Only one Performance Lock may be exercised per Segment Term Period for each Index-Linked Segment Option. A Performance Lock may not be applied retroactively and can only be exercised for the entire Segment Value. When a Performance Lock is exercised, the locked Index-Linked Segment Option will not receive a Segment Credit on the Segment End Date. Instead, the Performance Lock Value for that Segment Option will be transferred on the Performance Lock Date to the one-year Fixed Segment Option, where it will accrue interest daily for the remainder of the one-year Fixed Segment Term Period.

Performance Lock Date: The Performance Lock Date is the Business Day on which a Performance Lock request is received in Good Order by us.

    Performance Lock Value: The Performance Lock Value for an Index-Linked Segment Option on any Business Day during a Segment Term Period other than the Segment Start Date and Segment End Date is equal to the Segment Value plus the Equity Adjustment. Both the Segment Value and the Equity Adjustment used will be based on values as of the end of that Business Day after all other transactions have been recorded. The Performance Lock Value is only used in determining a Performance Lock and cannot be used in other transactions. There is no Performance Lock Value for the Fixed Segment Option.
Point-to-Point Crediting Method: A Crediting Method in which the Segment Credit is determined based on the performance of the Reference Index and the applicable Cap Rate, Participation Rate, and Buffer Rate. The Reference Index performance is determined by observing the Index Price only on the Segment Start Date and Segment End Date.

Point-to-Point Segment Option: A type of Index-Linked Segment Option that calculates Segment Credits based on the Point-to-Point Crediting Method.

    Premium Tax: The amount of tax, if any, charged by the state or municipality in which your Contract is issued.

    Purchase Payment: The amount you pay to us under your Contract, as shown on the Contract Schedule. The Purchase Payment is due on the Contract Date. We may limit the amount of Purchase Payment that we will accept for your Contract.

    Qualified Contract: A Contract that qualifies for special tax benefits under the Internal Revenue Code, such as a Section 408(b) Individual Retirement Annuity.

    Reference Index: The index or indices used in the calculation of the Segment Credit for a Segment Option.

    Right to Cancel Period: The period of time you may examine your Contract after you receive it. The Right to Cancel Period may vary according to state law.

    Securities Act: The Securities Act of 1933, as amended.

    Segment Anniversary: A Segment Anniversary is any 12-month anniversary of the initial Segment Start Date (shown on the Contract Schedule). For example, if the initial Segment Start Date is January 22, 2024, then the first Segment Anniversary is January 22, 2025.

Segment Credit: The amount we credit to each Segment Option according to the terms of the Segment Option and Crediting Method. Segment Credits are credited to the Fixed Segment Option daily based on the Annual Interest Rate. Segment Credits on the Fixed Segment Option cannot be negative. Segment Credits are credited to Index-Linked Segment Options on the Segment End Date based on the performance of the Reference Index subject to the applicable Cap Rate, Participation Rate, Downside Participation Rate, Trigger Rate, Milestone Threshold, and Buffer Rate. Segment Credits on Index-Linked Segment Options may be negative amounts, which will reduce the Segment Value.

    Segment End Date: The last day of a Segment Term Period. The Segment Credit for Index-Linked Segment Options is calculated and applied to the Segment Value on the Segment End Date. The next Segment Start Date coincides with the Segment End Date.

    Segment Fee: An annualized rate that is assessed daily as a percentage of the Segment Fee Base on Index-Linked Segment Options. The Segment Fee amount for that Segment Option is then deducted daily from that Segment Option’s Segment Value during the Accumulation Phase. The Segment Fee will never reduce the Segment Value below zero. The Segment Fee does not apply to the Fixed Segment Option.

    Segment Fee Base: The initial Segment Fee Base for each Segment Option during each Segment Term Period is the Segment Value on the Segment Start Date. The Segment Fee Base on any other day in the Segment Term Period is the Segment Value on the Segment Start Date less any Withdrawals deducted from the Segment Option through the prior Business Day. We use the Segment Fee Base to determine the Segment Fee amount we will deduct from that Segment Option’s Segment Value.

    Segment Interim Value: The Segment Value adjusted for any applicable Equity Adjustment and Interest Adjustment.

    Segment Options: Segment Options include Index-Linked Segment Options and the Fixed Segment Option available under your Contract. Each Segment Option will have a Segment Term Period. Index-Linked Segment Options will have a Reference Index, a Buffer Rate, and will be subject to a Segment Fee. Dual Trigger and Trigger Segment Options will also have a Trigger Rate. Point-to-Point, Dual Direction, Milestone Lock, and Performance Blend Segment Options will also have a Cap Rate and a Participation Rate. In addition, a Dual Direction Segment Option will also have a Downside Participation Rate, a Performance Blend Segment Option will also have Index Allocation Percentages, and a Milestone Lock Segment Option will also have a Milestone Threshold and Observation Dates. The Segment Options available on the first Segment Start Date following your Contract Date will be shown on the Contract Schedule.

    Segment Start Date: The first date of a Segment Term Period.

    Segment Term Period: The Segment Term Period for each Segment Option will be shown on the Contract Schedule. The Segment Term Period ends on the Segment End Date. Upon expiration of each Segment Term Period, a new Segment Term Period will begin. Please see the “Setting Your Segment Start Date, Segment End Date, and Observation Dates” section for further details.

    Segment Value: On the initial Segment Start Date, the Segment Value is equal to the portion of the Purchase Payment plus any Holding Account interest allocated to the Segment Option. On any other day, the Segment Value is equal to the Segment Value on the Segment Start Date decreased by any Segment Fee amounts applied to that Segment Option since the Segment Start Date, increased by Segment Credits applied to the Segment Option, increased by amounts transferred from another Segment Option, decreased by amounts transferred into another Segment Option, and decreased by Withdrawals from the Segment Option. Segment Credits are applied daily to the Fixed Segment Option and are applied to Index-Linked Segment Options only on the Segment End Date. Except for a transfer to the Fixed Segment Option due to the exercise of a Performance Lock, transfers between Segment Options will occur only on a Segment End Date.

    Separate Account: The segregated account, established by the Company under Iowa Law in which we hold reserves for our obligations under the Contract. The portion of the assets of the Separate Account equal to the reserves and other Contract liabilities with respect to the Separate Account will not be chargeable with liabilities arising out of any other business we may conduct. As Owner of the Contract, you do not participate in the performance of assets held in the Separate Account and do not have any direct claim on them. The Separate Account is not registered under the Investment Company Act of 1940.

Segment Year: A Segment Year is the 12-month period that begins on the initial Segment Start Date (shown on the Contract Schedule) and each Segment Anniversary. For example, if the initial Segment Start Date is January 22, 2024, then the first Segment Year is the 12-month period that includes January 22, 2024, through January 21, 2025.

    Settlement Option: An option available under the Contract for receiving Annuity Payments, which we guarantee as to the dollar amount.

    Spouses: Individuals who are recognized as legally married under Federal law.

Trigger Crediting Method: A Crediting Method in which the Segment Credit is subject to the Buffer Rate, and is equal to the Trigger Rate if the performance of the Reference Index is greater than or equal to zero. The Reference Index performance is determined by observing the Index Price only on the Segment Start Date and Segment End Date.

Trigger Rate: The positive rate used in the calculation of the Segment Credit for both Trigger Segment Options and Dual Trigger Segment Options. It is credited on the Segment End Date if the Index Change is greater than or equal to a threshold specified by the Segment Option. There is one Trigger Rate per Segment Term Period, which applies to the entire Segment Term Period.

Trigger Segment Option: An Index-Linked Segment Option that includes a Buffer Rate and Trigger Rate, and calculates Segment Credits based on the Trigger Crediting Method.

Withdrawal: Unless otherwise specified, it is a Withdrawal of any type taken under your Contract, including a partial Withdrawal, a Required Minimum Distribution, a surrender of your Contract, payment of a Death Benefit or the application of Interim Value to a Settlement Option. Withdrawal refers to the amount of Contract Value withdrawn for such benefits before the application of Withdrawal Charges, Interest Adjustments, and Equity Adjustments. We do not treat the deduction of the Segment Fee amount as a Withdrawal.

    Withdrawal Charge: The charge we assess when you surrender the Contract or make a partial withdrawal during the first six Contract Years. Any amounts withdrawn from the Contract Value are assessed a Withdrawal Charge. The Withdrawal Charge does not apply to the Free Withdrawal amount.

    Withdrawal Charge Period: The Contract years during which you pay a Withdrawal Charge on amounts withdrawn. The Withdrawal Charge Period ends when the Withdrawal Charge Rate declines to 0% in the Withdrawal Charge Rate schedule set forth in your Contract Schedule.

    Withdrawal Charge Rate: The percentage used to calculate the Withdrawal Charge.

2. Overview of the Contract

Purpose of the Contract
Athene® Amplify 2.0 is a Single Purchase Payment Index-Linked Deferred Annuity Contract that is designed for retirement or other long-term investment purposes . It is intended for long term investment purposes and is designed for investors who are looking for a level of protection for their principal, while providing potentially higher returns than are available from traditional fixed annuities. This Contract is not intended for someone who is seeking complete protection from downside risk or for investors who plan to take Withdrawals in excess of the annual Free Withdrawal amount or surrender the Contract during the first six Contract Years. The Contract can be purchased as either a Qualified Contract or a Non-Qualified Contract.
    The Contract can be owned in the following ways:
•Sole Owner who is an individual or trust with a natural person as grantor; or
•Sole Owner who is an individual and his or her spouse as the Joint Owner or a trust with a natural person and his or her spouse as grantors (available for Non-Qualified Contract only).
We are not an investment adviser and do not provide any investment advice in connection with the Contract.

Phases of the Contract
The Contract has two phases: an Accumulation (Savings) Phase and an Annuity (Income) Phase.

Accumulation (Savings) Phase
During the Accumulation Phase, you can allocate your Contract Value to one or more of the available Index-Linked Segment Options and/or the Fixed Segment Option. For additional information about each Index-Linked Segment Options and the Fixed Segment Option see Appendix A: Investment Options Available Under the Contract.

Index-Linked Segment Options:
We will apply positive or negative Segment Credits to amounts allocated to the Index-Linked Segment Options on the Segment End Date based, in part, on the performance of the Reference Index. You could lose a significant amount of money if the Reference Index declines in value.

Each Index-Linked Segment Option will have a Buffer Rate, which establishes the amount of loss attributable to negative Index Change that we will absorb before we apply a negative Segment Credit to the Segment Value on the Segment End Date. A negative Segment Credit will apply for any negative Index Change in excess of the Buffer Rate. Theoretically, for an Index-Linked Segment Option subject to a 10% Buffer Rate, the negative Index Change that is used to calculate the Segment Credit percentage may be as high as 90%, which could lead to substantial loss of principal and previously credited Segment Credits.

Currently, each Index- Linked Segment Option offered has a Buffer Rate of 10%, 20% or 30%. If the Index Change is -25%, a 10% Buffer Rate will limit the negative interest credited to -15%, which is the amount that exceeds the Buffer Rate. This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, up to 80% with a 20% Buffer Rate, and up to 70% with a 30% Buffer Rate. For currently offered Index-Linked Segment Options, the Buffer Rate will always be at least 10%. For any future Index-Linked Segment Options offered under this Contract, the Buffer Rate will always be at least 1%. With a 1% Buffer Rate, you could lose up to 99% of the amount you invest in an Index-Linked Segment Option due to poor investment performance.

Each Index- Linked Segment Option will have a Cap Rate and a Participation Rate , or a Trigger Rate. If the Index Change is 12%, a 4% Cap Rate with a 100% Participation Rate will limit the positive Segment Credit to the Cap Rate of 4%, which is the Cap Rate multiplied by the 100% Participation Rate. If the Trigger Rate is 11%, the maximum Segment Credit will be 11% on a Segment Option with a Trigger Crediting Method if the Index Change is greater or equal to zero and on a Segment Option with Dual Trigger Crediting Method if the Index Change is positive, zero, or negative but fully offset by the Buffer Rate. The limit on a Segment Option with a Dual Direction Crediting Method is the Cap Rate multiplied by the Participation Rate. We guarantee that Cap Rates will never be less than 2% for 1-year Segment Options, less than 4% for 2-year Segment Options and 12% for 6-year Segment Options and that Trigger Rates will never be less than 1.00% for a Segment Option with a Trigger Crediting Method and a 1-year Segment Term Period or less than 0.50% for a Segment Option with a Dual Trigger Crediting Method and a 1-year Segment Term Period or 3.00% for a Segment Option with a Dual Trigger Crediting Method and a 6-year Segment Term Period. We guarantee that Participation Rates will never be less than 100% for all Segment Options.

You may elect a Segment Option with a six-year Segment Term Period only during the first Contract Year. The Performance Blend Segment Option and Milestone Lock Segment Option are available only with a six-year Term Period. Six-year Segment Options are not available for renewal. Two-year Segment Options are not available for renewal after the first six Contract Years.

Fixed Segment Option:
The Contract provides one Fixed Segment Option. It is currently available with a 1-year Segment Term Period and credits interest daily at a declared Annual Interest Rate. A new Annual Interest Rate is declared for each Segment Term Period. The Annual Interest Rate will never be less than 0.15%.

Because the Fixed Segment Option does not have risk of poor investment performance and provides minimum values after the application of the Interest Adjustment that comply with Standard Nonforfeiture Law for Deferred Annuities, it is not registered under the Securities Act of 1933. Disclosures describing the Fixed Segment Option are subject to certain generally applicable provisions of the Federal securities laws regarding the accuracy and completeness of disclosure.

If amounts are withdrawn from the Fixed Segment Option during the first six years of the Contract, we will apply an Interest Adjustment to any portion of a Withdrawal that is subject to a Withdrawal Charge. This may result in a significant reduction to the net proceeds you receive from the Withdrawal. Withdrawal Charges, taxes, and tax penalties may also apply.
Additional information about each Index-linked Segment Option and the Fixed Segment Option is provided in Appendix A: Investment Options Available Under the Contract.

Annuity (Income) Phase
You enter the annuity phase when you annuitize your Contract. During the annuity phase, you will receive a stream of fixed income payments for the annuity payout period you elect. You can elect to receive annuity payments (1) for the life of the Annuitant ; (2) for life of the Annuitant with a guaranteed period; (3) in monthly installment payments for the period required for the sum of monthly payments to equal the total amount applied to the option and, thereafter, for life of the Annuitant; (4) for the joint lifetimes of two Annuitants and in equal amount for the remaining lifetime of the survivor; or (5) in monthly payments for a fixed period elected. When you annuitize, your Segment Value is converted to income payments and you will no longer be able to make any additional withdrawals from your Contract. All accumulation phase benefits, including the Death Benefit, terminate upon annuitization.

Contract Features
Segment Fee

The Contract includes a Segment Fee that is deducted daily from each Index-linked Segment Option at an annualized rate of 0.95% based on the Segment Value. See the “Charges and Adjustments” section for more information.

Performance Lock
The Performance Lock feature allows you to capture the Performance Lock Value of an Index-Linked Segment Option during the Segment Term Period. You may exercise a Performance Lock for any Index-Linked Segment Option to which you have currently allocated funds. Once exercised, a Performance Lock is irrevocable for that Index-Linked Segment Term Period, and the Performance Lock Value for that Segment Option will be transferred to the Fixed Segment Option, where it will accrue interest daily for the remainder of the Fixed Segment Term Period. When you request a Performance Lock, we calculate the Performance Lock Value at the end of the Business Day we receive your request in Good Order. Consequently, you will not be able to determine the Performance Lock Value in advance, and the amount you capture may be more or less than the amount you expected. If a Performance Lock is exercised when your Performance Lock Value has declined from the amount invested in the Segment Option on the Segment Start Date, you will lock in any loss and may receive less than the full protection of the Buffer Rate. It is possible that you would have realized less of a loss or no loss if the Performance Lock had occurred at a later time, or if the Segment Option was not locked. Because the Performance Lock Value is based on the Equity Adjustment, the Performance Lock Value may be less than the Segment Value on the Segment Start Date even when the value of the Reference Index has increased or has declined by less than the Buffer Rate. Under extreme circumstances, you could lose up to 100% of your investment from a negative Equity Adjustment on money allocated to an Index-Linked Segment Option.

Access to Your Money
    During the Accumulation Phase before any Death Benefit becomes payable, you may access your Contract Value by surrendering the Contract or taking a partial Withdrawal. Partial Withdrawals will reduce your Contract Value and the potential for positive Segment Credits that you may receive. Proceeds payable on a partial Withdrawal or surrender may also be subject to Withdrawal Charges, Interest Adjustments and Equity Adjustments, and an additional 10% federal tax penalty if made before the Owner is age 59½.

Death Benefit
    During the Accumulation Phase, your Contract pays your beneficiaries a Death Benefit if the Owner dies or, if the Owner is a non-natural person (like a trust), the Annuitant dies. During the Withdrawal Charge Period, the Death Benefit is equal to the greater of:
1.The Purchase Payment less net proceeds from prior Withdrawals; and
2.The Interim Value on the date of death. An Interest Adjustment will not be applied to the Interim Value used in the determination of the Death Benefit.

    After the Withdrawal Charge Period, the Death Benefit will be equal to the Interim Value on the date of death. Net proceeds from prior Withdrawals are equal to the Contract Value withdrawn after the application of Withdrawal Charges, Interest Adjustments, and Equity Adjustments. Withdrawals do not include any Segment Fee amounts.

If the Owner is changed or a new Owner is added during the Withdrawal Charge Period, the Death Benefit will be equal to the Interim Value on the date of death.

Interim Value Adjustments

Any Withdrawal (including Free Withdrawal amount or surrender of your Contract) or payment of a Death Benefit from an Index-Linked Segment Option on any date prior to the Segment End Date will be subject to an Equity Adjustment. Any portion of a Withdrawal that is subject to a Withdrawal Charge during the first six Contract Years will also be subject to an Interest Adjustment. You could lose a significant amount of money due to the application of these adjustments. The Equity Adjustment will generally be negatively affected by poor market performance, increases in volatility of index prices, and decreases in interest rates. The Interest Adjustment will generally be negatively affected by increases in interest rates. The Interim Value may be less than the amount allocated to the Segment Options or less than the amount you would receive had you held amounts allocated to

Segment Options until the Segment End Dates. All other factors being equal, the Interim Value will be lower the earlier a Withdrawal or surrender is made during a Segment Term Period.

3. Key Information

	FEES, EXPENSES	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you surrender your Contract or make a partial Withdrawal from the Contract greater than the Free Withdrawal amount during the first six Contract Years, you will be assessed a Withdrawal Charge of up to 8% of the Contract Value withdrawn less the Free Withdrawal amount. For example, if you make a withdrawal of $100,000 in the first Contract Year, you could pay a withdrawal charge of up to $8,000. This loss will be greater if there is a negative adjustment to the Interim Value, taxes, or tax penalties.

If you make a Withdrawal from your Contract, including a partial Withdrawal, Surrender, payment of a Death Benefit, annuitization, or exercise a Performance Lock, your Contract Value may be subject to an Equity Adjustment. The portion of amounts withdrawn from any Segment Option that are subject to a Withdrawal Charge during the first six Contract Years will also be subject to an Interest Adjustment.

In extreme situations you could lose up to 100% of your Segment Value due to a negative Interest Adjustment on money allocated to an Index-Linked Segment Option.. For example, if you allocate $100,000 to a 2-year Index-Linked Segment Option and during the first six Contract Years withdraw the entire amount before the 2-year Segment Term Period has elapsed, you could lose up to $100,000 due to a negative Interest Adjustment. This loss will be greater (but never more than 100% of your investment) if you also pay a Withdrawal Charge, taxes or tax penalties.

In extreme circumstances you could also lose up to 100% of your Segment Value due to a negative Equity Adjustment on money allocated to an Index-Linked Segment Option. For example, if you allocate $100,000 to a 2-year Index-Linked Segment Option and during the first six Contract Years withdraw the entire amount before the 2-year Segment Term Period has elapsed, you could lose up to $100,000 due to a negative Equity Adjustment. This loss will be greater (but never more than
100% of your investment) if you also pay a Withdrawal Charge,taxes or tax penalties.

Fee Table

Charges and Adjustments – Withdrawal Charges

Charges and Adjustments – Interest Adjustment

Charges and Adjustments –Equity Adjustment

Appendix B - Segment Interim Value Examples

Appendix C - Performance Lock Examples

Are There Transaction Charges?	No. The Contract does not impose any front-end load or charge on transfers between investment options.	N/A

Are There Ongoing Fees and Expenses?
Yes. The Contract imposes a Segment Fee on amounts allocated to Index-Linked Segment Options.

In addition, there is an implicit ongoing fee on the Index-Linked Segment Options to the extent that your participation in index gains is limited by the Cap Rate, Trigger Rate, or a Performance Lock that may be exercised for each Point-to-Point, Trigger, Dual Trigger, Dual Direction, Milestone Lock, and Performance Blend Segment Option. This means that your returns may be lower than index gains. In return for accepting this limit on index gains, you will receive some protection from index losses. This implicit fee is not reflected in the table below.

The table below describes the fees and expenses that you may pay each year depending on the Segment Options you choose. Please refer to your Contract Schedule for further information about the specific fees you will pay each year based on the options you have elected.

Fee Table Charges and Adjustments – Segment Fees

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.91%	0.91%
[1]The Base Contract consists of the Segment Fee. The Segment Fee is calculated as a percentage of the Segment Fee Base for each Segment Option.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes you do not take any Withdrawals from the Contract, which could add Withdrawal Charges and negative adjustments to Segment Value that substantially increase costs.

	Lowest Annual Cost: $888.46	Highest Annual Cost: $888.46
	Assumes: - Investment of $100,000 - 5% annual appreciation - No Withdrawal charge No additional Purchase Payments, transfers, or withdrawals	Assumes: - Investment of $100,000 - 5% annual appreciation - No Withdrawal charge - No additional Purchase Payments, transfers, or withdrawals
	RISKS			Location in Prospectus
Is There a Risk of Loss from Poor Performance?
Yes. You could lose money by investing in the Contract. Currently, each Index-Linked Segment Option offered has a Buffer Rate of 10%, 20% or 30%. This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, up to 80% with a 20% Buffer Rate, and up to 70% with a 30% Buffer Rate. For currently offered Index-Linked Segment Options, the Buffer Rate will always be at least 10%. For any future Index-Linked Segment Options offered under this Contract, the Buffer Rate will always be at least 1%. With a 1% Buffer Rate, you could lose up to 99% of the amount you invest in an Index-Linked Segment Option due to poor investment performance.
Principal Risks of Investing in the Contract - Risk of Loss

Is this a Short-Term Investment?
No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the Contract as a short-term investment. Withdrawals may be subject to a Withdrawal Charge, federal and state income taxes and tax penalties. Withdrawals from an Index-Linked Segment Option before the Segment End Date may also be subject to a negative Equity Adjustment and Withdrawals taken from any Segment Option during the first six Contract Years may be subject to a negative Interest Adjustment.
Segment Value in an Index-Linked Segment Option will be re-allocated following the Segment End Date according to your instructions. Any amounts withdrawn will also reduce your future growth potential from positive index performance because any subsequent positive Segment Credits will be lower due to the reduction in the Contract Value. If you want to transfer the Segment Value to one or more Segment Options, you must notify us at least two Business Days prior to the next Segment Start Date. If you do not request a transfer of Segment Value on the Segment End Date, your Segment Value will remain in the same Segment Option(s), subject to new Cap Rates, Participation Rates, Downside Participation Rates, Trigger Rates, and Annual Interest Rates. If you exercise a Performance Lock and do not instruct us otherwise, transfers between Segment Options at the next Segment End Date will be governed by the default re-allocation rules. Please see the “Performance Lock” section for more information.
Principal Risks of Investing in the Contract - Liquidity Risk

What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Reference Index for the Index-Linked Segment Options under the Contract. Each Segment Option, including the Fixed Segment Option, will have its own unique risks. You should review the Segment Options before making an investment decision.

For investments in a Point-to-Point, Dual Direction, Milestone Lock, and Performance Blend Segment Option, the Cap Rate will limit positive index performance (e.g., limited upside). For example, if an Index-Linked Segment Option has a Cap Rate of 8% and the Index Change is 12%, the Segment Credit on the Segment End Date would be 8%.

For investments in a Trigger Segment Option, the Trigger Rate will also limit positive index performance (e.g., limited upside). For example, if a Trigger Segment Option has a Trigger Rate of 7% and the Index Change is 12%, the Segment Credit on the Segment End Date would be 7%

For investments in a Dual Trigger Segment Option, the Trigger Rate will also limit positive index performance (e.g., limited upside). For example, if a Dual Trigger Segment Option has a Trigger Rate of 6% and the Index Change is 12%, the Segment Credit on the Segment End Date would be 6%

In addition, if you exercise the Performance Lock provision on an Index-Linked Segment Option, you will not participate in any positive index performance that occurs following the application of the Performance Lock.

As a result, you may earn less than the index gain.

For investments in an Index-Linked Segment Option, the Buffer Rate will limit negative returns (e.g., limited protection in the case of market decline). For example, if the Index-Linked Segment Option has a Buffer Rate of 10% and the Index Change is −25%, we will absorb the first 10% of negative index performance, and the Segment Credit will be -15% (the remaining amount of the negative index performance) on the Segment End Date; and

Each Reference Index other than the Shiller Barclays CAPE® Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Reference Index. This will reduce the Index

Principal Risks of Investing in the Contract

Change and will cause the Reference Index to underperform a direct investment in the securities composing the Reference Index. The returns on the Shiller Barclays CAPE® Index are net of a 0.95% annualized fee, which will cause the index to underperform a direct investment in securities composing the index.

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to risks related to the Company. Any payment obligations under the Contract, including the Index-Linked Segment Options and the Fixed Option, guarantees and benefits, are subject to the Company’s claims-payment ability. You may obtain more information about the Company’s financial strength by contacting us at (888) 266-8489.
Principal Risks of Investing in the Contract - Our Financial Strength and Claims Paying Ability
RESTRICTIONS

Are There Restrictions on the Investment Options?
Yes. You cannot transfer out of an Index-Linked Segment Option to another Segment Option prior to the Segment End Date. If you do not want to remain in an Index-Linked Segment Option until the Segment End Date, your only options are to exercise a Performance Lock, make a Withdrawal out of an Index-Linked Segment Option, or surrender the Contract. The amount you would receive would be based on the Interim Value. For Withdrawals and surrenders, Withdrawal Charges may also apply.

We will notify you of the applicable Cap Rate, Participation Rate, Downside Participation Rate, and Trigger Rate for the new Segment Term Period for each Index-Linked Segment Option at least 15 days prior to the Segment End Date of the prior Segment Term Period. You may elect a Segment Option with a six-year Segment Term Period only during the first Contract Year. The Performance Blend and Milestone Segment Options are available only with a six-year Segment Term Period. Six-year Segment Option are not available for renewal Two-year Segment Options are not available for renewal after the first six Contract Years. Segment Options available beyond the Withdrawal Charge Period will be limited to one-year Segment Term Periods. If you do no request a transfer or withdraw the Segment Value, Segment Options with six-year and two-year Segment Term Periods ending on or after the last day of the Withdrawal Charge Period will follow the default re-allocation rules noted in Appendix A.

If the publication of a Reference Index is discontinued or the calculation of the Index is substantially changed, we have the right to substitute an alternative index prior to the Segment End Date. If we substitute an index for an existing Index-Linked Segment Option during a Segment Term Period, we will not change the applicable Buffer Rate, Cap Rate, Participation Rate, Downside Participation Rate, or Trigger Rate. We will attempt to choose a new index that has a similar objective and risk profile to the existing Reference Index.

The Insurance Company and Investment Options - The Segment Options Principal Risks of Investing in the Contract -Discontinuation or Substitution of an Index

Are There Any Restrictions on Contract Benefits?
Yes.
•There are restrictions and limitations relating to benefits offered under the Contract (Death Benefit, Free Withdrawals, Required Minimum Distributions, Performance Lock, Confinement Waiver, Terminal Illness Waiver).
•Except as otherwise provided in the prospectus, the Confinement Waiver, Terminal Illness Waiver, and Guaranteed Minimum Death Benefit may not be terminated by the Company. Please see the “Confinement Waiver”, “Terminal Illness Waiver”, and “Death Benefit” sections for information about actions that can cause these benefits to terminate.
•Withdrawals will reduce the Death Benefit, perhaps by more than the amount withdrawn.

Benefits Available Under the Contract Appendix D -State Variation Chart
TAXES
What are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a Withdrawal from the Contract. There is no additional tax benefit to the investor if the Contract is purchased as a Qualified Contract.
Taxes
	CONFLICTS OF INTEREST	Location in Prospectus
How are Financial Professionals Compensated?
Some Financial Professionals may receive compensation for selling the Contract to you, both in the form of commissions and in the form of production incentives as explained in the “Distribution” section. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this Contract over another investment.
Other Information - Distribution
Should I Exchange My Contract?
Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing Contract.
Other Information - Distribution

4. Fee Table

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making Withdrawals from a Segment Option or from the Contract. Please refer to your Contract Schedule for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you buy the Contract, surrender or make Withdrawals from a Segment Option or from the Contract, or transfer Contract Value between Segment Options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Withdrawal Charge (as a percentage of the amount withdrawn)[1,2]	8%
Transfer Fee	None

1The Withdrawal Charge percentage is deducted upon a withdrawal of amounts in excess of the 10% Free Withdrawal amount. For a complete description of charges, please see Charges and Adjustments – Withdrawal Charges in the prospectus and Appendix D- State Variation Chart.

2The amount of the Withdrawal Charge decreases over time, measured from the date the Purchase Payment is credited to the Contract. The Withdrawal Charge percentages are shown below.

Contract Years Since Purchase Payment	1	2	3	4	5	6	7+
Withdrawal Charge (%)	8%	8%	7%	6%	5%	4%	0%

The next table describes the adjustments, in addition to any transaction fees, that apply if all or a portion of the Contract Value is removed from a Segment Option or from the Contract before the expiration of a specified period.

Adjustments
Maximum Potential Loss Due to Equity Adjustment (as a percentage of Contract Value on the Segment Start Date)[1]	100%
Maximum Potential Loss Due to Interest Adjustment (as a percentage of Contract Value withdrawn from an Index-Linked Segment Option)[2]	100%

1 Contract transactions subject to an Equity Adjustment are a partial Withdrawal, a Required Minimum Distribution, a surrender of your Contract, payment of a Death Benefit, a Performance Lock, or the application of Interim Value to a Settlement Option from an Index-Linked Segment Option on any date before the Segment Term End Date. See Charges and Adjustments – Interest Adjustment and Equity Adjustment for more information.
2 Withdrawals from your contract (including both partial Withdrawals and a surrender of your contract) that are subject to a Withdrawal Charge will also be subject to an Interest Adjustment. The Fixed Segment Option is subject to Standard Nonforfeiture Law for Individual Deferred Annuities, and a negative Interest Adjustment will not cause the amount payable upon Withdrawal from the Fixed Segment Option to be less than the minimum nonforfeiture amount required by the laws of the state in which it was issued. See Charges and Adjustments – Interest Adjustment and Equity Adjustment for more information.

The next table describes the fees that you will pay each year during the time that you own the Contract.

Annual Contract Expenses
Administrative Expenses	None
Base Contract Expenses (as a percentage of average account value or Contract Value)[1]	0.95%
Optional Benefit Expenses (as a percentage of benefit base or other (e.g., average account value)	None

1Base Contract Expenses consist of the Segment Fees. Segment Fee is calculated as a percentage of the Segment Fee Base for each Segment Option.

In addition to the fees described above, we may limit the amount you can earn on the Index-Linked Segment Options. This means your Segment Credits may be lower than the positive Index Change. In return for accepting this limit on index gains, you will receive some protection from index losses.

5. General Description of Contracts

Owner, Joint Owners
    Owner means the person entitled to the ownership rights under the Contract, as named in the application. The Owner names the Annuitant or Joint Annuitant. If Joint Owners are named, as permitted for Non-Qualified Contracts only, all references to Owner shall mean Joint Owners. Joint Owners must be one another’s Spouse as of the Contract Date and must both be natural persons. All rights described in your Contract may be exercised by you, subject to the rights of any assignee on record with us and any irrevocably named Beneficiary. You may request to change an Owner by Notifying us. We will not be bound by an assignment until we acknowledge it. If your Contract is assigned, the assignment will take effect as of the date you signed the Notice, unless you specify otherwise, subject to any payments made or actions taken by us prior to receipt of this Notice. We have no liability under any assignment for our actions or omissions done in good faith. We shall not be liable for any tax consequences you may incur due to a change of Owner designation.

Annuitant, Joint Annuitants
    The Annuitant is the natural person named on the Contract Schedule. The Annuitant is the person whose life determines the Annuity Payments made under your Contract. We will allow you to name two natural persons on the application to serve as Joint Annuitants.

Beneficiary
    The following rules apply unless otherwise permitted by us in accordance with applicable law:
•No Beneficiary has any rights in your Contract until the Beneficiary is entitled to the Death Benefit. If the Beneficiary, including an irrevocable Beneficiary, dies before that time, all rights of that Beneficiary will end at their death.
•If no Beneficiary has been named or if no Beneficiary is alive at the time of death of the Owner or Annuitant whose death caused the Death Benefit to be payable, then the Beneficiary is the estate of the deceased Owner or Annuitant whose death caused the Death Benefit to be payable. If the death of both Joint Annuitants or Joint Owners, as applicable, occurs simultaneously, the estates of both will be the Beneficiary in equal shares. This paragraph does not apply if there is a named Beneficiary and such Beneficiary is an entity.
•If you have not designated how the Death Benefit is to be distributed and two or more Beneficiaries are entitled to the Death Benefit, the surviving Beneficiaries and any Beneficiaries that are entities will share the Death Benefit equally.
•Unless you Notify us otherwise, if you have designated how the Death Benefit is to be distributed and a Beneficiary dies prior to the time such Beneficiary is entitled to the Death Benefit, the portion of the Death Benefit designated to the deceased Beneficiary will be divided among the surviving Beneficiaries and Beneficiaries that are entities on a pro rata basis. In other words, each surviving Beneficiary’s or each entity Beneficiary’s interest in the Death Benefit will be divided by the sum of the interests of all such surviving or entity Beneficiaries to determine the percentage each Beneficiary will receive of the deceased Beneficiary’s original interest in the Death Benefit.

Change of Annuitant
    Prior to the Annuity Date, you may change the Annuitant by Notifying us. A change will take effect as of the date you signed the Notice. The Annuitant may not be changed in a Contract which is owned by a non-natural person, unless the Contract is being continued by a surviving spouse as sole Beneficiary.

    The Annuitant cannot be changed on or after the Annuity Date.

Change of Beneficiary
    Prior to the date the Death Benefit becomes payable, you may change a Beneficiary by Notifying us. You may name one or more contingent Beneficiaries. The interest of any named irrevocable Beneficiary cannot be changed without the written consent of that Beneficiary. A change will take effect as of the date you signed the Notice. Any change is subject to payment or other action taken by us before the Notice was received by us.

State Specific Contract Considerations
    The Contract and its Endorsements will be issued in accordance with the laws of the state in which it was issued. Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. State specific legal requirements, among other things, may impact the following features:
•Right to Cancel Period;
•Issue Age Limitations;
•Withdrawal Charge Schedule;
•Annuity Date Provisions;
•Terminal Illness and Confinement Waivers; and
•Availability of Certain Features.

    This prospectus describes the material rights and obligations of an Owner. It also sets forth the maximum fees and charges for all Contract features and benefits. See the “Charges and Adjustments” section for additional information. Material state variations are disclosed in the attached “Appendix D - State Variation Chart”. You should read and retain your Contract, amendments, and/or endorsements along with a copy of this prospectus.

The Separate Account
    The Separate Account, in which we hold reserves for obligations we provide under the Contract, is established under Iowa law. The portion of the assets of the Separate Account equal to the reserves and other Contract liabilities with respect to the Separate Account will not be chargeable with liabilities arising out of any other business we conduct. Owners do not participate in the performance of assets held in the Separate Account and do not have any claim on such assets. The Separate Account is not registered under the Investment Company Act of 1940.

We own the assets of the Separate Account, as well as any favorable investment performance on those assets. We are obligated to pay all money we owe under the Contract. If the obligation exceeds the assets of the Separate Account, funds will be transferred to the Separate Account from our General Account. We may, as permitted by applicable State law, transfer all assets allocated to the Separate Account to our General Account. We guarantee all benefits relating to your value in the Contract, regardless of whether assets supporting it are held in the Separate Account or our General Account. An Owner should look to the financial strength of the Company for its claims-paying ability to pay amounts owed under the contract . Our current plans are to invest assets held in the Separate Account in debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues and derivative instruments. We may also invest in interest rate swaps. We, however, are not obligated to invest the assets according to any particular plan, except as we may be required to by applicable State insurance laws.

The General Account
    The General Account holds all our assets other than assets in our Separate Accounts. The General Account assets support the guarantees under the Contract as well as our other general obligations. The General Account is not registered under the Investment Company Act of 1940. The guarantees in your Contract are subject to the Company’s financial strength and claims-paying ability. The General Account is subject to the regulation and supervision by the Iowa Insurance Department and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.

    Assets in the General Account are not segregated for the exclusive benefit of any particular Contract or obligation. General Account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Segment Options to which you may allocate your Contract Value.

Amendments to the Contract
    The Contract may be amended to conform to changes in applicable law or interpretations of applicable law. Changes in the Contract may need to be approved by the state insurance departments. The consent of the Owner to an amendment will be obtained to the extent required by applicable law.

Misstatement of Age or Gender
    If the age of an Owner or Annuitant has been misstated and, as of your Contract Date, their correct age exceeded the maximum issue age permitted by the Company , we will refund the Purchase Payment paid less any prior Withdrawals or distributions and we will void your Contract. The maximum issue age for the Contract is 84.

    If the age or gender of an Annuitant has been misstated (but the age as of the Contract Date did not exceed the maximum issue age noted above ), the amount we will pay will be that which the Purchase Payment paid would have purchased if the correct age and gender had been stated. Age will be calculated as the age at the last birthday of that Annuitant. Any underpayments made by us will be immediately paid in one sum with interest compounded at the rate of 1.00% per year. Any overpayments made by us will be charged against the next succeeding Annuity Payment or payments with interest compounded at the rate of 1.00% per year.

6. Purchases and Contract Value

You are required to purchase the Contract through a registered representative of a broker-dealer that has a selling agreement with our principal underwriter, Athene Securities. Athene Securities is a wholly owned subsidiary of Athene Holding Ltd. (Athene). The Contract may not be available through all selling broker-dealers. Some selling broker-dealers may not offer and/or limit the offering of certain features or options as well as limit the availability of Contracts, based on issue age or other criteria established by the selling broker-dealer.

    The Contract is a Single Purchase Payment Index-Linked Deferred Annuity. The Contract may be individually or jointly owned. The Contract issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences may include rights to cancel, issue age limitations, and the general availability of certain features. This prospectus describes the material rights and obligations of an Owner. It also sets forth the maximum fees and charges for all Contract features and benefits. All material state variations to the Contract, as well as state variations to the Right to Cancel, are disclosed in the attached “Appendix D - State Variation Chart”. You should read and retain your Contract, amendments, and or/endorsements along with a copy of this Prospectus.

    The Contract has two periods: an Accumulation Phase and an Annuity Phase. During the Accumulation Phase, the Contract Value accrues Segment Credits on a tax-deferred basis based on the Segment Options that you select. If you select Index-Linked Segment Options, the Segment Credits may be positive or negative based on the performance of the Reference Index. The Contract Value may also grow on a tax-deferred basis based on a declared Annual Interest Rate associated with the Fixed Segment Option. You will be taxed on Contract gains when you make a Withdrawal or receive an Annuity Payment. An Interest Adjustment will apply if you take a Withdrawal on which a Withdrawal Charge applies at any time during the first six Contract Years, including on a Segment End Date. An Equity Adjustment will apply if you take a Withdrawal from an Index-Linked Segment Option on any date other than a Segment End Date. Contract Withdrawals taken during the first six years of the Contract are subject to a Withdrawal Charge of up to 8%.

    The Annuity Phase commences when you or a designated payee begin receiving Annuity Payments under the Contract. At the start of the Annuity Phase, you can choose a Settlement Option offered under the Contract. Annuity Payments will start on the Annuity Date and continue based on the Settlement Option you elect. The Contract offers Annuity Payments based on the life of the Annuitant or Joint Annuitant or on any other basis acceptable to the Company. The Annuity Phase ends when we make the last Annuity Payment under your selected Settlement Option.

Purchasing the Contract
     The minimum issue age permitted by the Company is 0. The maximum issue age permitted by the Company is 84. These age limitations apply to Owners (if natural persons) and Annuitants.

The Purchase Payment is the amount you pay to us under your Contract. The minimum Purchase Payment without prior approval by the Company is $10,000. The Purchase Payment cannot exceed $1,000,000 without prior approval by the Company. We do not accept additional Purchase Payments.

    Once we receive your Purchase Payment and all necessary information in Good Order at our Administrative Office, we issue the Contract and allocate your payment to the Holding Account. A request is in Good Order if it contains all the information we require to process the request. If you do not give us all the information we need, we will contact you or your Financial Professional.

    If you have questions about the information we require, or whether you can submit certain information by fax, email, or over the web, please contact our Administrative Office.

    We do not begin processing your application or Purchase Payment until we receive it at our Administrative Office. A Purchase Payment is “received” when it arrives at our Administrative Office at the address listed in the Glossary regardless of how or when you submitted the payment. If we receive a Purchase Payment at the wrong address, we will send it to the address listed in the Glossary, which may delay processing.

    We are not liable for applications that we do not receive. A manually signed application sent by fax, email or over the web is considered the same as an application delivered by mail. Our electronic systems (fax, email or website) may not always be available; any electronic system can experience outages or slowdowns which may delay application processing. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you experience problems, please submit your application by mail to our Administrative Office. We reserve the right to discontinue or modify our electronic application policy at any time and for any reason.

Right to Cancel
    You will have 20 days to review your Contract after you receive it. If this Contract is a result of a replacement of an existing contract, you will have 30 days to review the Contract. This is called the “Right to Cancel Period”. State variations may apply. Please see the “State Specific Contract Considerations” section for more information.
If you exercise your right to cancel, the Contract will terminate and we will refund your Purchase Payment less any Withdrawals, unless applicable state or federal law requires otherwise. No Withdrawal Charge, Interest Adjustment, or Equity Adjustment will apply, and Segment Fees will not be deducted, if you exercise your right to cancel your Contract during this period. Surrendering the Contract during the Right to Cancel Period could have tax consequences. Please consult with your Financial Professional and/or tax advisor for more information.

Allocation of Purchase Payment
    You may allocate your Purchase Payment to any available Segment Option based on the Segment Allocation Percentages you select. Your Segment Allocation Percentages must be whole percentages ranging from 0% to 100%, and the sum of the Segment Allocation Percentages must equal 100% at all times. You must submit your Segment Allocation Percentages on the Segment Allocation Form with your application, which will establish your Segment Allocation Percentages on the Contract Date. After the Contract Date, you may change your Segment Allocation Percentages by transferring all or part of your Segment Value to another Segment Option on any Segment End Date. Please see “Transfers Between Segment Options by Request” section for details on how to transfer among available Segment Options after the initial Segment Term Period.

    On the Contract Date, the Purchase Payment will be placed in the Holding Account where it will earn daily interest at a rate equal to the daily Holding Account Fixed Interest Rate. The Purchase Payment will be held in the Holding Account and accrue interest from the Contract Date to the day before the Segment Start Date. Contracts which have been issued through the end of the Business Day prior to a scheduled Segment Start Date will participate in that Segment Start Date. Contracts which have been issued on or after a scheduled Segment Start Date will participate in the following Segment Start Date. Please see the “Setting Your Segment Start Date, Segment End Date, and Observation Dates” section for details on how Segment Start Dates are determined. On the Segment Start Date, your Contract Value in the Holding Account will be transferred to the Segment Options based on the Segment Allocation Percentages you select.

Example 1
    The Contract is issued (in Good Order) when funds equal to $100,000 are received on the 2nd of the month. The next available Segment Start Date is on the 8th of that month. The funds will be immediately allocated to the Holding Account and accumulate at a Holding Account Fixed Interest Rate of 2%. $100,000 accumulated with six days of interest (from the 2nd through the 7th) equates to $100,032.56 = $100,000 x (1 + 2%)^(6/365). On the 8th of the month, $100,032.56 will be allocated to the Segment Options in accordance with the Segment Allocation Percentages specified in the Segment Allocation Form. The table below shows an example allocation.

Segment Option	Crediting Method	Buffer Rate	Segment Term Period	Index	Allocation %	Value on Segment Start Date
Fixed	Fixed	-	-	-	10%	$10,003.26
Index-Linked	Point-to-Point	10%	1-Year	S&P 500®	20%	$20,006.51
Index-Linked	Point-to-Point	10%	1-Year	Russell 2000®	20%	$20,006.51
Index-Linked	Point-to-Point	10%	2-Year	S&P 500®	40%	$40,013.02
Index-Linked	Milestone Lock	10%	6-Year	S&P 500®	10%	$10,003.26
Total					100%	$100,032.56

Setting Your Segment Start Date, Segment End Date, and Observation Dates

There are two dates each month when a new Segment Term Period may start. Your initial Segment Term Period will start on the 8th or 22nd day of the month, at which time your Purchase Payment plus any Holding Account interest will be allocated to the Segment Option(s) you have selected. Contracts which have been issued through the end of the Business Day prior to a scheduled Segment Start Date will participate in that Segment Start Date. Contracts which have been issued on or after a scheduled Segment Start Date will participate in the following Segment Start Date.

If the intended date for the initial Segment Start Date is not a Business Day, the Index Price from the prior Business Day will be used. If the date for the Segment End Date is not a Business Day, the Index Price from the prior Business Day will be used. For Milestone Lock Segment Options, if the date for an Observation Date is not a Business Day, the Index Price from the prior Business Day will be used. The Segment End Date for maturing Segments will coincide with the next Segment Start Date. Below are some examples showing the effect holidays and weekends have on selecting the Index Prices for the Segment Start Date, Observation Dates, and Segment End Date.

Contract Values
    Withdrawals from Contract Value will be subject to an Interim Value calculation and the deduction of any applicable Withdrawal Charge. The proceeds you receive from the Withdrawal in the form of a partial Withdrawal, a surrender of the Contract, or the payment of the Death Benefit will be calculated by applying the Interim Value calculation to the Contract Value, as described below, and deducting any applicable Withdrawal Charge from the Interim Value.

    We will calculate your Interim Value at the end of each Business Day and will publish the value on our customer portal (www.athene.com/MyAthene -login ) on the following Business Day. We reserve the right to not publish the Interim Value for any reason we choose. You may determine the Interim Value as of the previous Business Day by calling our Administrative Office. The Interim Value is equal to the sum of the Segment Interim Values.

The Contract Value at any time is equal to the sum of the Segment Values.

Segment Value
The Segment Value for any Segment Option on the initial Segment Start Date is the amount of the Purchase Payment and Holding Account interest allocated to the Segment Option. On any other day, your Segment Value for a Segment Option is equal to A - B + C + D - E - F, where:
A is the Segment Value as of the previous day;
B is the Segment Fee amount deducted from the Segment Option on this date;
C is the amount of any Segment Credit applied to the Segment Option on this date;
D is any amount transferred from your Contract’s other Segment Options to this Segment Option on this date;
E is any amount transferred from this Segment Option to your Contract’s other Segment Options on this date; and
F is any Withdrawals deducted from the Segment Option on this date.

    Index-Linked Segment Option Segment Credits will be applied only on a Segment End Date. Transfers to and from a Segment Option will occur only on a Segment End Date, except for a transfer to the Fixed Segment Option due to the exercise of a Performance Lock.

    Segment Credits applied to your Segment Value and any transfer requests will be reflected on your next account statement. You may determine the amount of any Segment Credit that has accrued to the Fixed Segment Option by calling our Administrative Office. Unless you have requested transfers, exercised a Performance Lock , or taken a Withdrawal , your Segment Value at the beginning of the new Segment Term Period will equal your Segment Value as of the Segment End Date after the application of the Segment Credit and Segment Fees .

7. The Insurance Company and Investment Options

The Insurance Company

Athene Annuity and Life Company is a life insurance company organized under the laws of Iowa. The statutory home office of the Company is 7700 Mills Civic Parkway, West Des Moines, Iowa 50266. The telephone number of the Company is (888) 266-8489.

The Segment Options
The portion of a Purchase Payment allocated to an Index- Linked Segment Option is placed in the Separate

Account, where it may be invested in debt securities and derivative instruments that hedge market risks associated with the Company’s contractual obligation to pay Segment Credits on the Segment End Date. You do not participate in the investment performance of the Separate Account; nor do you have any claim on the assets held in the Separate Account.

    The portion of a Purchase Payment allocated to the Fixed Segment Option is placed in the Separate Account, where it is invested in debt securities. You do not participate in the investment performance of the Separate Account; nor do you have any claim on the assets held in the Separate Account.

For a list of Index-Linked Segment Options and Fixed Segment Options that are currently available, please see Appendix A: Investment Options Available Under the Contract.

The Buffer Rates offered on available Index-Linked Segment Options at issue are stated in your Contract Schedule. Currently, each Index-Linked Segment Option offered has a Buffer Rate of 10%, 20% or 30%. This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, up to 80% with a 20% Buffer Rate, and up to 70% with a 30% Buffer Rate. For currently offered Index-Linked Segment Options, the Buffer Rate will always be at least 10%. For any future Index-Linked Segment Options offered under this Contract, the Buffer Rate will always be at least 1%. With a 1% Buffer Rate, you could lose up to 99% of the amount you invest in an Index-Linked Segment Option due to poor investment performance. For a list of all Buffer Rates available, please see Appendix A: Investment Options Available Under the Contract.
You may elect a Segment Option with a six-year Segment Term Period only during the first Contract Year. The Performance Blend Segment Option and Milestone Lock Segment Option are available only with a six-year Term Period. Six-year Segment Options are not available for renewal. Two- y ear Segment Options are not available for renewal after the first six Contract Years.

Fundamentals of the Point-to-Point Crediting Method
    The Point-to-Point Crediting Method is used on Point-to-Point Segment Options. A Segment Option using the Point-to-Point Crediting Method captures performance of the Reference Index from the Segment Start Date to the Segment End Date by measuring the percentage change in the value of the Reference Index between those dates (subject to the applicable Cap Rate and Participation Rate). The value of the Reference Index at intermediate points during the Segment Term Period is not reflected in the determination of Segment Credits. The Cap Rate and Participation Rate are established at the beginning of the Segment Term Period and do not change for the length of the Segment Term Period. For Segment Term Periods greater than one year, the Cap Rate and Participation Rate apply to the entire multi-year Segment Term Period, not to each year during the Segment Term Period.

    An Index-Linked Segment Option using the Point-to-Point Crediting Method will have the following crediting factors that determine the Segment Credit:
•Cap Rate - Maximum positive Index Change we will use in the calculation of the Segment Credit;
•Participation Rate - Percentage multiplied by a positive Index Change, subject to the Cap Rate, to calculate the Segment Credit;
•Segment Term Period - Period of time over which the change in the Reference Index is calculated;
•Buffer Rate - Maximum negative Index Change the Company will absorb before applying a negative Segment Credit to your Segment Value. A negative Segment Credit will apply for any negative Index Change in excess of the Buffer Rate; and
•Index Price - Closing price of the Reference Index on a Segment Start Date and Segment End Date, used to calculate the Index Change.

    The Buffer Rate establishes the amount of negative index performance that we will absorb before we apply a negative Segment Credit to the Segment Value on a Segment End Date. For the Point-to-Point Crediting Method, a negative Segment Credit will apply for any negative Index Change in excess of the Buffer Rate. Theoretically, for a Segment Option with a 10% Buffer Rate, the negative Index Change that is used to calculate the Segment Credit percentage may be as high as 90%, which could lead to substantial loss of principal and previously credited Segment Credits. The ongoing deduction of Segment Fees and any applicable Withdrawal Charges, Interest Adjustments, and Equity Adjustments could also result in a loss of principal greater than 90%. Please see the below examples for a demonstration of the mechanics of the Point-to-Point Crediting Method.

    The following grid describes how the Cap Rate, Participation Rate, and Buffer Rate will impact the Segment Credit for this particular Crediting Method, depending on index performance:

Index Change	Segment Credit percentage (payoff profile)
Index Change over the Segment Term Period is greater than or equal to the Cap Rate	Cap Rate multiplied by the Participation Rate
Index Change over the Segment Term Period is less than the Cap Rate but greater than zero	Index Change multiplied by the Participation Rate
Index Change over the Segment Term Period is less than zero by an amount that is less than the Buffer Rate(1)	Zero
Index Change over the Segment Term Period is less than zero by an amount that is more than the Buffer Rate(1)	Index Change plus Buffer Rate
(1) Buffer Rate is expressed as an Absolute (Positive) Amount

The following examples illustrate how we calculate Segment Credit percentages based on different levels of Index Change. All the examples assume no Withdrawals.

Example 2
The following examples illustrate how we calculate and credit interest under each index crediting methodology assuming hypothetical Index Returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
For the four scenarios below, assume the following:
•Cap Rate = 15%
•Participation Rate = 100%
•Segment Term Period = 1-Year
•Buffer Rate = 10%

Scenario	Index Price on Segment Start Date	Index Price on Segment End Date	Index Change	Segment Credit percentage
1	2,000	2,500	25%	15% (= 15% x 100%)
2	2,000	2,100	5%	5% (= 5% x 100%)
3	2,000	1,900	-5%	0%
4	2,000	1,500	-25%	-15% (= -25% + 10%)

Example 3
    For the four scenarios below, assume the following:
•Cap Rate = 120%
•Participation Rate = 100%
•Segment Term Period = 6-Year
•Buffer Rate = 20%

Scenario	Index Price on Segment Start Date	Index Price on Segment End Date	Index Change	Segment Credit percentage
1	2,000	4,500	120%	120% (= 120% x 100%)
2	2,000	2,100	5%	6% (= 5% x 120%)
3	2,000	1,900	-5%	0%
4	2,000	1,500	-25%	-5% (= -25% + 20%)

Fundamentals of the Performance Blend Crediting Method
    The Performance Blend Crediting Method is used on Performance Blend Segment Options (only available with a six-year Segment Term Period). A Segment Option using the Performance Blend Crediting Method is determined based on Aggregate Index Change,, as measured from the Segment Start Date to the Segment End Date, and the applicable Cap Rate, Participation Rate, and Buffer Rate. This Crediting Method calculates an Aggregate Index Change using three underlying indices, rather than an Index Change based on a single underlying index.
Performance Blend Segment Options use a weighted average return of the S&P 500®, Russell 2000®, and MSCI EAFE indices. The return is calculated based on the relative performance of the underlying indices, with 50% of the Segment Credit being based on the index with the best performance (i.e. the largest positive or least negative Index Change) on the Segment End Date, 30% of the Segment Credit being based on the index with the next best performance (i.e. next best positive or negative Index Change) on the Segment End Date and 20% of the Segment Credit being based on the index with worst performance (i.e. the largest negative Index Change on the Segment End Date, or, if no index had a negative Index Change, the index with the smallest positive Index Change) on the Segment End Date. The value of the Reference Index at intermediate points during the Segment Term Period is not reflected in the determination of Segment Credits. The Cap Rate and Participation Rate are established at the beginning of the Segment Term Period and do not change for the length of the Segment Term Period. The Cap Rate and Participation Rate apply to the entire multi-year Segment Term Period, not to each year during the Segment Term Period.
    An Index-Linked Segment Option using the Performance Blend Crediting Method will have the following crediting factors that determine the Segment Credit:
•Cap Rate - Maximum positive Aggregate Index Change we will use in the calculation of the Segment Credit;
•Participation Rate - Percentage multiplied by a positive Aggregate Index Change, subject to the Cap Rate, to calculate the Segment Credit;
•Index Allocation Percentages - The percentages used to calculate the portion of Index Change from each index that will be used in the Aggregate Index Change;
•Segment Term Period - Period of time over which the change in the Reference Index is calculated;
•Buffer Rate - Maximum negative Aggregate Index Change the Company will absorb before applying a negative Segment Credit to your Segment Value. A negative Segment Credit will apply for any Aggregate Index Change in excess of the Buffer Rate; and
•Index Price - Closing price of the Reference Index on a Segment Start Date and Segment End Date, used to calculate the Aggregate Index Change.

    The Buffer Rate establishes the amount of negative aggregate index performance that we will absorb before we apply a negative Segment Credit to the Segment Value on a Segment End Date. For the Performance Blend Crediting Method, a negative Segment Credit will apply for any negative Aggregate Index Change in excess of the Buffer Rate. Theoretically, for a Segment Option with a 10% Buffer Rate, the negative Aggregate Index Change that is used to calculate the Segment Credit percentage may be as high as 90%, which could lead to substantial loss of principal and previously credited Segment Credits. The ongoing deduction of Segment Fees and any applicable Withdrawal Charges, Interest Adjustments, and Equity Adjustments could also result in a loss of principal greater than 90%. Please see the below examples for a demonstration of the mechanics of the Performance Blend Crediting Method.

    The following grid describes how the Cap Rate, Participation Rate, and Buffer Rate will impact the Segment Credit for this particular Crediting Method, depending on aggregate index performance of the three underlying indices:

Index Change	Segment Credit percentage (payoff profile)
Aggregate Index Change over the Segment Term Period is greater than or equal to the Cap Rate	Cap Rate multiplied by the Participation Rate
Aggregate Index Change over the Segment Term Period is less than the Cap Rate but greater than zero	Aggregate Index Change multiplied by the Participation Rate
Aggregate Index Change over the Segment Term Period is less than zero by an amount that is less than the Buffer Rate(1)	Zero
Aggregate Index Change over the Segment Term Period is less than zero by an amount that is more than the Buffer Rate(1)	Aggregate Index Change plus Buffer Rate
(1) Buffer Rate is expressed as an Absolute (Positive) Amount

Example 4
    For the four Performance Blend Segment Option scenarios below, assume the following:
•Cap Rate = 60%
•Participation Rate = 100%
•Index Allocation Percentage 1 = 50%
•Index Allocation Percentage 2 = 30%
•Index Allocation Percentage 3 = 20%
•Segment Term Period = 6-Year
•Buffer Rate = 10%

	Index X		Index Y		Index Z
Scenario	Index Price on Segment Start Date	Index Price on Segment End Date	Index Price on Segment Start Date	Index Price on Segment End Date	Index Price on Segment Start Date	Index Price on Segment End Date	Aggregate Index Change	Segment Credit percentage
1	70	105	1,500	2,475	2,000	3,500	67%(1)	60% (=60% x 100%)(2)
2	70	77	1,500	1,575	2,000	1,850	5%	5% (= 5% x 100%)
3	70	65.8	1,500	1,372.5	2,000	1,940	-5%	0%
4	70	58.8	1,500	1,050	2,000	1,600	-20%	-10% (= -20% + 10%)

(1)Index X had an individual Index Change of (105/70)-1 = 50%, Index Y had an individual Index Change of (2475/1500)-1 = 65%, and Index Z had an individual Index Change of (3500/2000)-1 = 75%. Therefore, Index Z was the best performing index and uses Index Allocation Percentage 1. Index Y was the second best performing index and uses Index Allocation Percentage 2. Index X was the third best performing index and uses Index Allocation Percentage 3. The Aggregate Index Change is equal to (75% x 50%) + (65% x 30%) + (50% x 20%) = 67%
(2)Because the Aggregate Index Change is positive and above the Cap Rate, the Segment Credit percentage is equal to the Cap Rate times the Participation Rate

Fundamentals of the Milestone Lock Crediting Method
The Milestone Lock Crediting Method is used on Milestone Lock Segment Options (only available with a six-year Segment Term Period). A Segment Option using the Milestone Lock Crediting Method combines elements of the six-year and one-year Point-to-Point Segment Options. It guarantees a Cap Rate and Participation Rate for the full six-year Segment Term Period while also allowing the buffer protection to reset at intermediate points during the Segment Term Period if the index performance exceeds a predefined threshold percentage. Segment Options using the Milestone Lock Crediting Method provide the potential to capture gains (subject to the applicable Cap Rate and Participation Rate) and reset the buffer protection when the Reference Index performance exceeds a pre-defined threshold (the Milestone Threshold) at particular intermediate points (Observation Dates) during the Segment Term Period. The Cap Rate, Participation Rate, Milestone Threshold, and Observation Dates are established at the beginning of the Segment Term Period and do not change for the length of the Segment Term Period, which in the case of Milestone Lock Segment Options is one six-year period available only at the start of the Contract. The Milestone Threshold is the minimum Milestone Index Change required to capture a Milestone Credit Percentage on an Observation Date. The interval between Observation Dates is one year.

The Milestone Lock Crediting Method calculates Segment Credits based on any Milestone Credit Percentages that have been determined during the Segment Term Period. A Milestone Credit Percentage will be calculated on the Segment End Date and each time the Milestone Index Change is greater than or equal to the Milestone Threshold during the Segment Term Period.
The Segment Credit for a Segment Option using the Milestone Lock Crediting Method may be negative even if the Segment Option captures positive index performance through Milestone Credit Percentages on one or more Observation Dates as a result of index performance having exceeded the Milestone Threshold on those dates.

At the end of the six-year Segment Term Period, the Segment Credit percentage is calculated as follows:
•Add one to each Milestone Credit Percentage; then
•Multiply each of these sums together; then
•Subtract one from the result.

If Reference Index performance does not exceed the Milestone Threshold on any Observation Date, the Milestone Lock Crediting Method will operate the same as the Point-to-Point Crediting Method. The Segment Credit will not be any lower than a Segment Credit for a six-year Point-to-Point Segment Option with equivalent Buffer Rate, Cap Rate, and Participation Rate.

    Theoretically, for a Segment Option using the Milestone Lock Crediting Method with a 10% Buffer Rate, the negative Milestone Index Change that is used in the Segment Credit percentage may be as high as 90%, which could lead to a substantial loss of principal and previously credited Segment Credits. The ongoing deduction of Segment Fees and any applicable Withdrawal Charges, Interest Adjustments, and Equity Adjustments could also result in a loss of principal greater than 90%. Please see the examples below for a demonstration of the mechanics of the Milestone Lock Crediting Method.

    An Index-Linked Segment Option using the Milestone Lock Crediting Method will have the following crediting factors that determine the Segment Credit:
•Cap Rate - Maximum positive Milestone Index Change we will use in the calculation of the Segment Credit. The Cap Rate will be applied when calculating each Milestone Credit Percentage;
•Participation Rate - Percentage multiplied by a positive Milestone Index Change, subject to the Cap Rate, to calculate the Segment Credit. The Participation Rate will be applied when calculating each Milestone Credit Percentage;
•Milestone Threshold - Minimum Milestone Index Change needed in order to determine a Milestone Credit Percentage;
•Segment Term Period - Period of time between the Segment Start Date and Segment End Date;
•Buffer Rate - Maximum negative Milestone Index Change the Company will absorb when calculating Segment Credits. A negative Milestone Credit Percentage will be used in the calculation of the Segment Credit if the final Milestone Index Change is negative in excess of the Buffer Rate; and
•Index Price - Closing price of the Reference Index on the Segment Start Date, Segment End Date, or Observation Dates used to calculate the Milestone Index Change.

The following grid below describes how the Cap Rate, Participation Rate and Buffer Rate will impact the Milestone Credit Percentages for this particular crediting method, depending on index performance. Milestone Credit Percentages are used to calculate the Segment Credit.

Milestone Index Change	Milestone Credit Percentage (payoff profile)
Milestone Index Change between Milestone Dates is greater than or equal to the Cap Rate; or

Milestone Index Change between the most recent Milestone Date and the Segment End Date is greater than or equal to the Cap Rate
Cap Rate multiplied by the Participation Rate
Milestone Index Change between Milestone Dates is less than the Cap Rate but greater than zero; or

Milestone Index Change between the most recent Milestone Date and the Segment End Date is less than the Cap Rate but greater than zero
Milestone Index Change multiplied by the Participation Rate
Milestone Index Change between the most recent Milestone Date and the Segment End Date is less than zero by an amount that is less than the Buffer Rate(1)	Zero
Milestone Index Change between the most recent Milestone Date and the Segment End Date is less than zero by an amount that is more than the Buffer Rate(1)	Final Milestone Index Change plus Buffer Rate
(1) Buffer Rate is expressed as an Absolute (Positive) amount

    The following examples illustrate how we calculate both the Segment Credit percentages and Milestone Credit Percentages based on different levels of Milestone Index Change. Each example assumes no Withdrawals.

Example 5
For the following scenario below, assume the following:
•Cap Rate = 35%
•Participation Rate = 120%
•Segment Term Period = 6-Year
•Buffer Rate = 10%
•Milestone Threshold = 25%

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
Index Price on Most Recent Milestone Date	2,000	2,000	2,540	2,540	2,540	3,480
Index Price on Observation Date	2,200	2,540	2,286	2,667	3,480	2,610
Milestone Index Change	10%	27%	-10%	5%	37%	-25%
Milestone Credit Percentage Determined	No	Yes	No	No	Yes	Yes
New Milestone Date	No	Yes	No	No	Yes	No
Milestone Credit Percentage(1)	Not Applicable	32.4% (= 27% x 120%)	Not Applicable	Not Applicable	42% (= 35% x 120%)	-15% (= -25% + 10%)
Segment Credit percentage(1)	59.8% (= [(1 + 32.4%) x (1 + 42%) x (1 + -15%)] - 1)
(1) Neither Milestone Credit Percentages nor Segment Credit percentages will be applied to the Segment Value until the Segment End Date.

Example 6
For the following scenario below, assume the following:
•Cap Rate = 35%
•Participation Rate = 120%
•Segment Term Period = 6-Year
•Buffer Rate = 10%
•Milestone Threshold = 25%

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
Index Price on Most Recent Milestone Date	2,000	2,000	2,000	2,000	2,520	2,520
Index Price on Observation Date	1,800	2,100	2,400	2,520	2,772	1,512
Milestone Index Change	-10%	5%	20%	26%	10%	-40%
Milestone Credit Percentage Determined	No	No	No	Yes	No	Yes
New Milestone Date	No	No	No	Yes	No	No
Milestone Credit Percentage(1)	Not Applicable	Not Applicable	Not Applicable	31.2% (= 26% x 120%)	Not Applicable	-30%(=-40%+10%)
Segment Credit percentage(1)	-8.16% (= [(1 + 31.2%) x (1 + -30%)] - 1)
(1) Neither Milestone Credit Percentages nor Segment Credit percentages will be applied to the Segment Value until the Segment End Date.

Example 7
For the four scenarios below, assume the following:
•Cap Rate = 35%
•Participation Rate = 120%
•Segment Term Period = 6-Year
•Buffer Rate = 10%
•Milestone Threshold = 25%
•No Milestone Credit Percentages determined prior to the Segment End Date

Scenario	Index Price on Segment Start Date	Index Price on Segment End Date	Milestone Index Change	Final Milestone Credit Percentage	Segment Credit percentage
1	2,000	2,900	45%	42% (= 35% x 120%)	42%
2	2,000	2,200	10%	12% (= 10% x 120%)	12%
3	2,000	1,900	-5%	0%	0%
4	2,000	1,500	-25%	-15% (= -25% + 10%)	-15%

Fundamentals of the Trigger Crediting Method
The Trigger Crediting Method is used on all Trigger Segment Options, which are only available on applications signed on or after May 31, 2025. A Segment Option using the Trigger Crediting Method credits the Trigger Rate if the percentage change in the value of the Reference Index from the Segment Start Date to the Segment End Date is greater than or equal to zero. The value of the Reference Index at intermediate points during the Segment Term Period is not reflected in the determination of Segment Credits. The Trigger Rate is established at the beginning of the Segment Term Period and does not change for the length of the Segment Term Period. For Segment Term Periods greater than one year, the Trigger Rate applies to the entire multi-year Segment Term Period, not to each year during the Segment Term Period.

An Index-Linked Segment Option using the Trigger Crediting Method will have the following crediting factors that determine the Segment Credit:
•Trigger Rate - The positive rate used in the calculation of the Segment Credit if the Index Change is greater than or equal to zero;
•Segment Term Period - Period of time over which the change in the Reference Index is calculated;
•Buffer Rate - Maximum negative Index Change the Company will absorb before applying a negative Segment Credit to your Segment Value. A negative Segment Credit will apply for any negative Index Change not fully offset by the Buffer Rate; and
•Index Price - Closing price of the Reference Index on a Segment Start Date and Segment End Date, used to calculate the Index Change.

    The Buffer Rate establishes the amount of negative index performance that we will absorb before we apply a negative Segment Credit to the Segment Value on a Segment End Date. For the Trigger Crediting Method, a negative Segment Credit will apply for any negative Index Change not fully offset by the Buffer Rate. Theoretically, for a Segment Option with a 10% Buffer Rate, the negative Index Change that is used to calculate the Segment Credit percentage may be as high as 90%, which could lead to substantial loss of principal and previously credited Segment Credits. The ongoing deduction of Segment Fees and any applicable Withdrawal Charges, Interest Adjustments, and Equity Adjustments could also result in a loss of principal greater than 90%. Please see the below examples for a demonstration of the mechanics of the Trigger Crediting Method.

    The following grid describes how the Trigger Rate and Buffer Rate will impact the Segment Credit for the Trigger Segment Option for this particular Crediting Method, depending on index performance:

Index Change	Segment Credit percentage (payoff profile)
Index Change over the Segment Term Period is greater than or equal to zero	Trigger Rate
Index Change over the Segment Term Period is less than zero by an amount that is less than the Buffer Rate(1)	Zero
Index Change over the Segment Term Period is less than zero by an amount that is more than the Buffer Rate(1)	Index Change plus Buffer Rate
(1) Buffer Rate is expressed as an Absolute (Positive) Amount

The following examples illustrate how we calculate Segment Credit percentages based on different levels of Index Change. All the examples assume no Withdrawals.

Example 8
For the four scenarios below, assume the following:
•Trigger Rate = 11%
•Segment Term Period = 1-Year
•Buffer Rate = 10%

Scenario	Index Price on Segment Start Date	Index Price on Segment End Date	Index Change	Segment Credit percentage
1	2,000	2,500	25%	11%
2	2,000	2,100	5%	11%
3	2,000	1,900	-5%	0%
4	2,000	1,500	-25%	-15% (= -25% + 10%)

Fundamentals of the Dual Trigger Crediting Method
The Dual Trigger Crediting Method is used on all Dual Trigger Segment Options, which are only available on applications signed on or after May 31, 2025. A Segment Option using the Dual Trigger Crediting Method credits the Trigger Rate if the percentage change in the value of the Reference Index from the Segment Start Date to the Segment End Date is positive, zero, or negative but fully offset by the Buffer Rate. The value of the Reference Index at intermediate points during the Segment Term Period is not reflected in the determination of Segment Credits. The Trigger Rate is established at the beginning of the Segment Term Period and does not change for the length of the Segment Term Period. For Segment Term Periods greater than one year, the Trigger Rate applies to the entire multi-year Segment Term Period, not to each year during the Segment Term Period.

An Index-Linked Segment Option using the Dual Trigger Crediting Method will have the following crediting factors that determine the Segment Credit:
•Trigger Rate - The positive rate used in the calculation of the Segment Credit if the Index Change is greater than or equal to zero or negative but fully offset by the Buffer Rate;
•Segment Term Period - Period of time over which the change in the Reference Index is calculated;
•Buffer Rate - Maximum negative Index Change the Company will absorb before applying a negative Segment Credit to your Segment Value. A negative Segment Credit will apply for any negative Index Change not fully offset by the Buffer Rate; and
•Index Price - Closing price of the Reference Index on a Segment Start Date and Segment End Date, used to calculate the Index Change.

    The Buffer Rate establishes the amount of negative index performance that we will absorb before we apply a negative Segment Credit to the Segment Value on a Segment End Date. For the Dual Trigger Crediting Method, a negative Segment Credit will apply for any negative Index Change not fully offset by the Buffer Rate. Theoretically, for a Segment Option with a 10% Buffer Rate, the negative Index Change that is used to calculate the Segment Credit percentage may be as high as 90%, which could lead to substantial loss of principal and previously credited Segment Credits. The ongoing deduction of Segment Fees and any applicable Withdrawal Charges, Interest Adjustments, and Equity Adjustments could also result in a loss of principal greater than 90%. Please see the below examples for a demonstration of the mechanics of the Dual Trigger Crediting Method.

    The following grid describes how the Trigger Rate and Buffer Rate will impact the Segment Credit for the Dual Trigger Segment Option for this particular Crediting Method, depending on index performance:

Index Change	Segment Credit percentage (payoff profile)
Index Change over the Segment Term Period is greater than or equal to zero	Trigger Rate
Index Change over the Segment Term Period is less than zero by an amount that is less than the Buffer Rate(1)	Trigger Rate
Index Change over the Segment Term Period is less than zero by an amount that is more than the Buffer Rate(1)	Index Change plus Buffer Rate
(1) Buffer Rate is expressed as an Absolute (Positive) Amount

The following examples illustrate how we calculate Segment Credit percentages based on different levels of Index Change. All the examples assume no Withdrawals.

Example 9
For the four scenarios below, assume the following:
•Trigger Rate = 11%
•Segment Term Period = 1-Year
•Buffer Rate = 10%

Scenario	Index Price on Segment Start Date	Index Price on Segment End Date	Index Change	Segment Credit percentage
1	2,000	2,500	25%	11%
2	2,000	2,100	5%	11%
3	2,000	1,900	-5%	11%
4	2,000	1,500	-25%	-15% (= -25% + 10%)

Example 10
    For the four scenarios below, assume the following:
•Trigger Rate = 50%
•Segment Term Period = 6-Year
•Buffer Rate = 10%

Scenario	Index Price on Segment Start Date	Index Price on Segment End Date	Index Change	Segment Credit percentage
1	2,000	3,500	75%	50%
2	2,000	2,100	5%	50%
3	2,000	1,900	-5%	50%
4	2,000	1,500	-25%	-15% (= -25% + 10%)

Fundamentals of the Dual Direction Crediting Method
The Dual Direction Crediting Method is used on all Dual Direction Segment Options, which are only available on applications signed on or after May 31, 2025. A Segment Option using the Dual Direction Crediting Method captures performance of the Reference Index from the Segment Start Date to the Segment End Date by measuring the percentage change in the value of the Reference Index between those dates (subject to the applicable Cap Rate, Participation Rate, and Downside Participation Rate). This Crediting Method provides for positive Segment Credits even when performance is negative but fully offset by the Buffer Rate. The value of the Reference Index at intermediate points during the Segment Term Period is not reflected in the determination of Segment Credits. The Cap Rate, Participation Rate, and Downside Participation Rate are established at the beginning of the Segment Term Period and do not change for the length of the Segment Term Period. For Segment Term Periods greater than one year, the Cap Rate, Participation Rate, and Downside Participation Rate apply to the entire multi-year Segment Term Period, not to each year during the Segment Term Period.

    An Index-Linked Segment Option using the Dual Direction Crediting Method will have the following crediting factors that determine the Segment Credit:
•Cap Rate - Maximum positive Index Change we will use in the calculation of the Segment Credit;
•Participation Rate - Percentage multiplied by a positive Index Change, subject to the Cap Rate, to calculate the Segment Credit;
•Downside Participation Rate - Percentage multiplied by the absolute value of the Index Change, if the Index Change is negative but fully offset by the Buffer Rate, to calculate the Segment Credit;
•Segment Term Period - Period of time over which the change in the Reference Index is calculated;
•Buffer Rate - Maximum negative Index Change the Company will absorb before applying a negative Segment Credit to your Segment Value. A negative Segment Credit will apply for any negative Index Change not fully offset by the Buffer Rate; and
•Index Price - Closing price of the Reference Index on a Segment Start Date and Segment End Date, used to calculate the Index Change.

    The Buffer Rate establishes the amount of negative index performance that we will absorb before we apply a negative Segment Credit to the Segment Value on a Segment End Date. For the Dual Direction Crediting Method, a negative Segment Credit will apply for any negative Index Change not fully offset by the Buffer Rate. Theoretically, for a Segment Option with a 10% Buffer Rate, the negative Index Change that is used to calculate the Segment Credit percentage may be as high as 90%, which could lead to substantial loss of principal and previously credited Segment Credits. The ongoing deduction of Segment Fees and any applicable Withdrawal Charges, Interest Adjustments, and Equity Adjustments could also result in a loss of principal greater than 90%. Please see the below examples for a demonstration of the mechanics of the Dual Direction Crediting Method.

    The following grid describes how the Cap Rate, Participation Rate, Downside Participation Rate, and Buffer Rate will impact the Segment Credit for this particular Crediting Method, depending on index performance:

Index Change	Segment Credit percentage (payoff profile)
Index Change over the Segment Term Period is greater than or equal to the Cap Rate	Cap Rate multiplied by the Participation Rate
Index Change over the Segment Term Period is less than the Cap Rate but greater than zero	Index Change multiplied by the Participation Rate
Index Change over the Segment Term Period is less than zero by an amount that is less than the Buffer Rate(1)	Absolute value of the Index Change multiplied by the Downside Participation Rate
Index Change over the Segment Term Period is less than zero by an amount that is more than the Buffer Rate(1)	Index Change plus Buffer Rate
(1) Buffer Rate is expressed as an Absolute (Positive) Amount

The following example illustrates how we calculate Segment Credit percentages based on different levels of Index Change. This example assumes no Withdrawals.
Example 11
    For the four scenarios below, assume the following:
•Cap Rate = 125%
•Participation Rate = 100%
•Downside Participation Rate = Participation Rate
•Segment Term Period = 6-Year
•Buffer Rate = 20%

Scenario	Index Price on Segment Start Date	Index Price on Segment End Date	Index Change	Segment Credit percentage
1	2,000	4,600	130%	125% (= 125% x 100%)
2	2,000	2,100	5%	5% (= 5% x 100%)
3	2,000	1,900	-5%	5% (=|-5| x 100%)
4	2,000	1,500	-25%	-5% (= -25% + 20%)

Fundamentals of the Fixed Crediting Method
    The Fixed Crediting Method is used on the Fixed Segment Option. This Crediting Method guarantees the rate of interest that will be credited to the Segment Value daily within each Segment Term Period. The Annual Interest Rate is applied in a compounding fashion, based on a 365-day year. The Segment Credit to the Fixed Segment Option cannot be negative. The Fixed Segment Option will have the following Crediting Factors that determine the Segment Credit:
•Segment Term Period - Period of time over which the declared Annual Interest Rate is applicable; and
•Annual Interest Rate - Annualized rate of interest that will be credited daily to the Fixed Segment Option.
Because the Fixed Segment Option does not have risk of poor investment performance and provides minimum values after the application of the Interest Adjustment that comply with Standard Nonforfeiture Law for Deferred

Annuities, it is not registered under the Securities Act of 1933. Disclosures describing the Fixed Segment Option are subject to certain generally applicable provisions of the Federal securities laws regarding the accuracy and completeness of disclosure.

If amounts are withdrawn from the Fixed Segment Option during the first six years of the Contract, we will apply an Interest Adjustment to any portion of a Withdrawal that is subject to a Withdrawal Charge. This may result in a significant reduction to the net proceeds you receive from the Withdrawal. Withdrawal Charges, taxes, and tax penalties may also apply.

Example 12
    Assume the Annual Interest Rate for a 1-year Segment Term Period is 2%.
•The Segment Value on the Segment Start Date = $100,000; and
•The Segment Value halfway through the Segment Term Period = $100,000 x (1 + 0.02) ^ 0.5 = $100,995.05.
•The Segment Value at the end of the Segment Term Period = $100,000 x (1 + 0.02) ^1 = $102,000.00.

Cap Rate
    The Cap Rate establishes the maximum positive Index Change, Aggregate Index Change, or Milestone Index Change used to calculate Segment Credits for Index-Linked Segment Options before the Participation Rate is applied. The initial Cap Rate is guaranteed for the first Segment Term Period only. New Cap Rates will become effective on each Segment Start Date. The Cap Rate for each Point-to-Point, Milestone Lock, Dual Direction, and Performance Blend Segment Option is guaranteed never to be less than the minimum Cap Rate of 2% for 1-year Segment Term Periods, 4% for 2-year Segment Term Periods , and 12% for 6-year Segment Term Periods . Six -year Segment Options are not renewable.

    For the initial Segment Term Period, we will determine the Cap Rate for each Segment Option based on the rates in effect on the date you sign your application, if we receive your application within 14 calendar days of the application signed date and your Contract is issued within 60 calendar days of the application signed date. If you do not meet these criteria, you will receive the current rates in effect on the Contract Date for the initial Segment Term Period. The initial Segment Term Period Cap Rates are shown on the Contract Schedule. The Company will determine Cap Rates for Segment Options on new Contracts at our discretion, and publish them on our website, www.athene.com/products/rila/amplify2.

    At least fifteen calendar days before each Segment End Date, we will Notify you of the Cap Rate for each available Segment Option for the new Segment Term Period. The Cap Rate for a new Segment Term Period may be higher, lower or equal to the Cap Rate for the current Segment Term Period, but will not be less than the minimum Cap Rate. If the new Cap Rate is lower than your current Cap Rate, it will reduce your opportunity to receive a positive Segment Credit. You risk the possibility that the Cap Rate declared for a new Segment Term Period will be lower than you would find acceptable. You will have the choice of continuing in the Segment Option with the new Cap Rate or transferring your Segment Value to another available Segment Option. If the new Cap Rate is less than you find acceptable, you must give us Notice of any Transfer request no later than two Business Days prior to your next Segment Start Date. You may also request a Withdrawal of the Segment Value, subject to any applicable Interest Adjustment, Equity Adjustment and Withdrawal Charge (please see Access to Your Money in the “Contract Features” section for information on requesting a Withdrawal). If you do not exercise a Performance Lock, do not provide us a Transfer request, or withdraw the Segment Value, you will stay in your current Segment Option, subject to the new Cap Rate, for the next Segment Term Period. If you exercise a Performance Lock and do not instruct us otherwise, in most circumstances your Segment Value will be re-allocated to the same Segment Option that was locked for the next Segment Term Period. Please see the “Performance Lock” section for additional details. All else equal, a higher Buffer Rate leads to a lower Cap Rate.

Participation Rate
    The Participation Rate is a percentage that is multiplied by any positive Index Change, Aggregate Index Change, or Milestone Index Change, after the application of the Cap Rate, to calculate the Segment Credit for Index-Linked Segment Options. If the Participation Rate is higher than 100%, this may result in a Segment Credit that exceeds the Cap Rate. The Participation Rate is never applied to a negative Index Change. The initial Participation Rate is guaranteed for the first Segment Term Period only. A new Participation Rate will become effective on each Segment Start Date. The Participation Rate for each Point-to-Point, Milestone Lock, Dual Direction, and Performance Blend Segment Option is guaranteed to never be less than the minimum Participation Rate of 100%.

    For the initial Segment Term Period, we will determine the Participation Rate for each Segment Option based on the rates in effect on the date you sign your application, if we receive your application within 14 calendar days of the application signed date and your Contract is issued within 60 calendar days of the application signed date. If you do not meet these criteria, you will receive the current rates in effect on the Contract Date for the initial Segment Term Period. The initial Segment Term Period Participation Rates are shown on the Contract Schedule. The Company will determine Participation Rates for Segment Options on new Contracts at our discretion, and publish them on our website, www.athene.com/products/rila/amplify2.

    At least fifteen calendar days before each Segment End Date, we will Notify you of the Participation Rate for each available Segment Option for the new Segment Term Period. The Participation Rate for a new Segment Term Period may be higher, lower or equal to the Participation Rate for the current Segment Term Period, but will not be less than the minimum Participation Rate of 100%. If the new Participation Rate is lower than your current Participation Rate, it will reduce your opportunity to receive a positive Segment Credit. You risk the possibility that the Participation Rate declared for a new Segment Term Period will be lower than you would find acceptable. You will have the choice of continuing in the Segment Option with the new Participation Rate or transferring your Segment Value to another available Segment Option. If the new Participation Rate is less than you find acceptable, you must give us Notice of your requested Transfer no later than two Business Days prior to your Segment Start Date. You may also request a Withdrawal of the Segment Value, subject to any applicable Interest Adjustment, Equity Adjustment and Withdrawal Charge (please see Access to Your Money in the “Contract Features” section for information on requesting a Withdrawal). If you do not exercise a Performance Lock, do not provide us a Transfer request, or withdraw the Segment Value, you will stay in your current Segment Option, subject to the new Participation Rate, for the next Segment Term Period. If you exercise a Performance Lock and do not instruct us otherwise, in most circumstances your Segment Value will be re-allocated to the same Segment Option that was locked for the next Segment Term Period. Please see the “Performance Lock” section for additional details.

Downside Participation Rate
    The Downside Participation Rate is a percentage used in Dual Direction Segment Options that is multiplied by the absolute value of the Index Change if the Index Change is negative but fully offset by the Buffer Rate, to calculate the Segment Credit. The initial Downside Participation Rate is guaranteed for the first Segment Term Period only. A new Downside Participation Rate will become effective on each Segment Start Date. The Downside Participation Rate for each Segment Option is guaranteed to never be less than the minimum Downside Participation Rate of 100%.

    For the initial Segment Term Period, we will determine the Downside Participation Rate for each Segment Option based on the rates in effect on the date you sign your application, if we receive your application within 14 calendar days of the application signed date and your Contract is issued within 60 calendar days of the application signed date. If you do not meet these criteria, you will receive the current rates in effect on the Contract Date for the initial Segment Term Period. The initial Segment Term Period Downside Participation Rates are shown on the Contract Schedule. The Company will determine Downside Participation Rates for Segment Options on new Contracts at our discretion, and publish them on our website, www.athene.com/products/rila/amplify2.

    At least fifteen calendar days before each Segment End Date, we will Notify you of the Downside Participation Rate for each available Dual Direction Segment Option for the new Segment Term Period. The

Downside Participation Rate for a new Segment Term Period may be higher, lower or equal to the Downside Participation Rate for the current Segment Term Period, but will not be less than the minimum Downside Participation Rate of 100%. If the new Downside Participation Rate is lower than your current Downside Participation Rate, it will reduce your opportunity to receive a positive Segment Credit. You risk the possibility that the Downside Participation Rate declared for a new Segment Term Period will be lower than you would find acceptable. You will have the choice of continuing in the Segment Option with the new Downside Participation Rate or transferring your Segment Value to another available Segment Option. If the new Downside Participation Rate is less than you find acceptable, you must give us Notice of your requested Transfer no later than two Business Days prior to your Segment Start Date. You may also request a Withdrawal of the Segment Value, subject to any applicable Interest Adjustment, Equity Adjustment and Withdrawal Charge (please see Access to Your Money in the “Contract Features” section for information on requesting a Withdrawal). If you do not exercise a Performance Lock, do not provide us a Transfer request, or withdraw the Segment Value, you will stay in your current Segment Option, subject to the new Downside Participation Rate, for the next Segment Term Period. If you exercise a Performance Lock and do not instruct us otherwise, in most circumstances your Segment Value will be re-allocated to the same Segment Option that was locked for the next Segment Term Period. Please see the “Performance Lock” section for additional details.

Trigger Rate
The Trigger Rate establishes the positive rate to be used in the calculation of the Segment Credit for Trigger Segment Options and Dual Trigger Segment Options if the Index Change is greater than or equal to a threshold specified by the Crediting Method used by that Segment Option. The initial Trigger Rate is guaranteed for the first Segment Term Period only. New Trigger Rates will become effective on each Segment Start Date. For Trigger Segment Options, the Trigger Rate is guaranteed never to be less than the minimum Trigger Rate of 1.00% for 1-year Segment Term Periods. For Dual Trigger Segment Options, the Trigger Rate is guaranteed never to be less than the minimum Trigger Rate of 0.50% for 1-year Segment Term Periods and 3.00% for 6-year Segment Term Periods . Six -year Segment Options are not renewable.

    For the initial Segment Term Period, we will determine the Trigger Rate for each Segment Option based on the rates in effect on the date you sign your application, if we receive your application within 14 calendar days of the application signed date and your Contract is issued within 60 calendar days of the application signed date. If you do not meet these criteria, you will receive the current rates in effect on the Contract Date for the initial Segment Term Period. The initial Segment Term Period Trigger Rates are shown on the Contract Schedule. The Company will determine Trigger Rates for Segment Options on new Contracts at our discretion, and publish them on our website, www.athene.com/products/rila/amplify2.

    At least fifteen calendar days before each Segment End Date, we will Notify you of the Trigger Rate for each available Segment Option for the new Segment Term Period. The Trigger Rate for a new Segment Term Period may be higher, lower or equal to the Trigger Rate for the current Segment Term Period, but will not be less than the minimum Trigger Rate. You risk the possibility that the Trigger Rate declared for a new Segment Term Period will be lower than you would find acceptable. You will have the choice of continuing in the Segment Option with the new Trigger Rate or transferring your Segment Value to another available Segment Option. If the new Trigger Rate is less than you find acceptable, you must give us Notice of any Transfer request no later than two Business Days prior to your next Segment Start Date. You may also request a Withdrawal of the Segment Value, subject to any applicable Interest Adjustment, Equity Adjustment and Withdrawal Charge (please see Access to Your Money in the “Contract Features” section for information on requesting a Withdrawal). If you do not exercise a Performance Lock, do not provide us a Transfer request, or withdraw the Segment Value, you will stay in your current Segment Option, subject to the new Trigger Rate, for the next Segment Term Period. If you exercise a Performance Lock and do not instruct us otherwise, in most circumstances your Segment Value will be re-allocated to the same Segment Option that was locked for the next Segment Term Period. Please see the “Performance Lock” section for additional details.

Annual Interest Rate
    The Annual Interest Rate is used in the calculation of Segment Credits for the Fixed Segment Option. It is the rate of interest that is credited to the Segment Value over the Segment Term Period. For the initial Segment Term Period, we will determine the Annual Interest Rate for the Fixed Segment Option based on the rate in effect on the date you sign your application, if we receive your application within 14 calendar days of the application signed date and your Contract is issued within 60 calendar days of the application signed date. If you do not meet these criteria, you will receive the current rate in effect on the Contract Date for the initial Segment Term Period. The initial Annual Interest Rate is guaranteed for the first Segment Term Period only and is shown on the Contract Schedule. A new Annual Interest Rate will become effective on each Segment Start Date. The Annual Interest Rate for the Fixed Segment Option is guaranteed to never be less than the minimum Annual Interest Rate shown on your Contract Schedule. The minimum Annual Interest Rate will not be less than 0.15%. The Company will determine the Annual Interest Rate for the Fixed Segment Option on new Contracts at our discretion, and publish it on our website, www.athene.com/products/rila/amplify2.

    At least fifteen calendar days before each Segment End Date, we will Notify you of the Annual Interest Rate for each available Segment Option for the new Segment Term Period. The Annual Interest Rate for a new Segment Term Period may be higher, lower, or equal to the Annual Interest Rate for the current Segment Term Period, but will never be less than the minimum Annual Interest Rate. You risk the possibility that the Annual Interest Rate declared for a new Segment Term Period will be lower than you would find acceptable. You will have the choice of continuing in the Segment Option with the new Annual Interest Rate, transferring your Segment Value to another available Segment Option, or withdrawing the Segment Value. Withdrawals will be subject to any applicable Interest Adjustment and Withdrawal Charge (please see Access to Your Money in the “Contract Features” section for information on requesting a Withdrawal). If the new Annual Interest Rate is less than you find acceptable, you must give us Notice of a Transfer request no later than two Business Days prior to your Segment Start Date. If you do not inform us that you want to Transfer your Segment Value to another Segment Option or withdraw the Segment Value, you will stay in your current Segment Option, subject to the new Annual Interest Rate, for the next Segment Term Period. If you exercise a Performance Lock for any Index-Linked Segment Option and do not instruct us otherwise, the Segment Value in the Fixed Segment Option will be re-allocated at the next Segment End Date according to the provisions described under the “Performance Lock” section.

About The Indices

The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% Cap Rate and a hypothetical -10% Buffer Rate. These charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance. The performance below is NOT the performance of any Index-Linked Option.

The performance below is NOT the performance of any Indexed-Linked Segment Option. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Index-Linked Options, and does not reflect Contract fees and charges, including Withdrawal Charges and any negative Interim Value adjustments, which reduce performance.

S&P 500® Price Return Index

The S&P 500® Price Return Index (ticker symbol: SPX) was established by Standard & Poor’s. The S&P 500® Price Return Index includes 500 leading companies in leading industries of the US economy, capturing 75% coverage of U.S. Equities. The S&P 500® Price Return Index does not include dividends declared by any of the companies included in this Index. For the applicable index disclosure, please see Appendix E - Index Disclosures.

1This Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Reference Index. This will reduce the Index Change and will cause the Reference Index to underperform a direct investment in the securities composing the Reference Index.

Russell 2000® Price Return Index

The Russell 2000® Price Return Index (ticker symbol: RTY) was established by Russell Investments. The Russell 2000® Price Return Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000® Price Return Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Price Return Index does not include dividends declared by any of the companies included in this index. For the applicable index disclosure, please see Appendix E - Index Disclosures.

1This Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Reference Index. This will reduce the Index Change and will cause the Reference Index to underperform a direct investment in the securities composing the Reference Index.

MSCI EAFE Price Return Index

The MSCI EAFE Price Return Index (ticker symbol: MXEA) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the US and Canada. As of the date of this prospectus, the MSCI EAFE consists of securities from the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Price Return Index does not include dividends declared by any of the companies included in this Index. For the applicable index disclosure, please see Appendix E - Index Disclosures.

1This Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Reference Index. This will reduce the Index Change and will cause the Reference Index to underperform a direct investment in the securities composing the Reference Index.

Nasdaq-100® Price Return Index

The Nasdaq-100® Price Return Index (ticker symbol: NDX) includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Nasdaq-100® Price Return Index does not include dividends declared by any of the companies included in this index. For the applicable index disclosure, please see Appendix E - Index Disclosures.

1This Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Reference Index. This will reduce the Index Change and will cause the Reference Index to underperform a direct investment in the securities composing the Reference Index.

Shiller Barclays CAPE® US Mid-Month Sector TR Net Index

The Shiller Barclays CAPE® US Mid-Month Sector TR Net Index (“Shiller Barclays CAPE® Index”) (ticker symbol: BXIIMSTN) tracks the performance of certain US Sector Exchange Traded Funds (“Sector ETFs”). The index is designed to capture the performance of equity securities issued by large-capitalization US companies in four of 11 eligible US Sectors in the S&P 500® (the “US Sectors”) that are the most undervalued and, therefore, likely to provide attractive returns to investors.

The Sector ETFs represent the performance of the following 11 eligible US Sectors in the S&P 500®: (1)
utilities, (2) consumer staples, (3) financials, (4) technology, (5) healthcare, (6) energy, (7) consumer discretionary,
(8) industrial, (9) real estate, (10) communications services and (11) materials. Each Sector ETF seeks to track as its benchmark index a corresponding sector-specific index (“Sector Index”), which is an S&P 500® index in the case of all Sector Indices except the real estate sector, for which the corresponding Sector Index is the Dow Jones US Real
Estate Index. Each Sector Index is calculated and published by S&P Dow Jones Indices LLC. For the applicable index disclosure, please see Appendix E - Index Disclosures.

Note that only 3 years of returns are shown as 2022 is the first full calendar year this index was offered.

1The index returns are net of a 0.95% annualized fee deducted on a daily basis. This will reduce the index performance, and the index will underperform similar portfolios from which fees are not deducted.

Like other indices in the Shiller Barclays CAPE® US Index Family, the index utilizes the Cyclically
Adjusted Price Earnings (“CAPE®”) ratio to apply a rules-based methodology which identifies the five most undervalued Sector ETFs and then selects the four with the highest price momentum. The CAPE® ratio is a variation of the traditional price/earnings ratio that uses the 10-year average of inflation-adjusted earnings instead of single year earnings, with the intent of providing a better signal for long-term over-valuation and under-valuation. To control for inherent underlying differences between sectors (such as level of industry maturity, growth prospects, and regulations) that may cause systematic differences in CAPE® ratios, the index standardizes the comparison by using a modified version of the CAPE® ratio called the relative CAPE® ratio. The relative CAPE® ratio for a given sector is the current month's CAPE® ratio divided by the 20-year rolling average of the CAPE® ratio. A lower relative CAPE® ratio is an indication that a sector may be undervalued. The index first selects the five sectors with the lowest relative CAPE® ratios. Of the five selected sectors, the index then removes the sector with the lowest 12-
month price momentum. Price momentum is defined as the current sector price divided by the sector price 12-
months prior. Removing the sector with the lowest price momentum is intended to avoid sectors that may appear undervalued when their low price is due to fundamental or other reasons, which may cause the price to continue to decline. The four selected Sector ETFs are then equally weighted. The index is rebalanced monthly to reflect any changes in the four most undervalued sectors with the highest price momentum. Because the Shiller Barclays
CAPE® Index is a total return index, its performance reflects both the price appreciation and the reinvestment of dividends in the underlying Sector ETFs.

The index returns are net of a 0.95% annualized fee deducted on a daily basis. This will reduce the index performance, and the index will underperform similar portfolios from which fees are not deducted.

Segment Term Period
    The Segment Term Period for each Segment Option will be shown on the Contract Schedule. Segment Term Periods are one, two, or six years. Segment Options with six-year Segment Term Periods are not renewable. Upon expiration of each Segment Option with one and two-year Segment Term Periods, a new Segment Term

Period will begin. Segment Options beyond the Withdrawal Charge Period will be limited to one-year Segment Term Periods. Please see the “Setting Your Segment Start Date, Segment End Date, and Observation Dates” section for further details.

Setting the Cap Rates, Participation Rates, Downside Participation Rates, Trigger Rates, Segment Fee, and Annual Interest Rates
    The Company retains the right to change the current Cap Rate, Participation Rate, Downside Participation Rate, Trigger Rate, and Annual Interest Rate for each applicable Segment Option for each new Segment Term Period at its discretion, subject to the minimum Cap Rate, minimum Participation Rate, minimum Downside Participation Rate, minimum Trigger Rate, and minimum Annual Interest Rate for each Segment Option. The Company considers a number of factors when determining whether to make such a change, including, but not limited to, the following:
•Changes in derivative, equity, and/or fixed income instrument valuations;
•Increases in hedging costs that have an impact on the Company’s ability to offer the Contract;
•Derivative market changes that impact availability and structure of derivative instruments used to hedge market risk associated with the reference indices;
•Negative fixed income instrument default experience realized by the Company;
•Changes in Company and/or Contract cost structure due to regulatory or other business management concerns; and
•Unanticipated experience that varies from our actuarial assumptions.

    We manage the market risk associated with our obligation to provide Segment Credits for Index-Linked Segment Options in part by trading call and put options and other derivative instruments on the available indices. The costs of the call and put options and other derivative instruments vary based on market conditions, and we may adjust future Cap Rates, Participation Rates, Downside Participation Rates, and Trigger Rates based on these changes. You bear the risk that we may reduce the Cap Rate, Participation Rates, Downside Participation Rates, and Trigger Rates for future Segment Term Periods, which will reduce the amount of positive Segment Credit that you may receive. We determine the applicable Cap Rates, Participation Rates, Downside Participation Rates, and Trigger Rates for each Segment Option at our sole discretion. Rates offered on Segment Option renewals may be different from those offered to new investors.

    We also consider various factors in determining the Buffer Rates, Milestone Thresholds , and Segment Fees at the time we issue the Contract, including available investment returns, the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends, and competitive factors. We determine the Buffer Rates, Milestone Thresholds , and Segment Fees at our sole discretion.

For each Index-Linked Segment Option available for investment, the Cap Rates, Participation Rates, Downside Participation Rates, Trigger Rates, and Annual Interest Rates we are currently offering on new Segment Term Periods for new or previously issued Contracts are available at the following website : w ww.athene.com/products/rila/amplify 2. The rates posted on the website are incorporated by reference into this prospectus.

Transfers Between Segment Options by Request

    At least fifteen calendar days prior to the Segment End Date, we will Notify you of the Cap Rates, Participation Rates, Downside Participation Rates, Trigger Rates, and Annual Interest Rates applicable to available Segment Options for the next Segment Term Period. Cap Rates, Participation Rates, Downside Participation Rates, Trigger Rates, and Annual Interest Rates offered at renewal may be different from the Cap Rates, Participation Rates, Downside Participation Rates, Trigger Rates, and Annual Interest Rates offered to new investors. If you want to transfer Segment Value to one or more Segment Option(s), you must Notify us at least two Business Days prior to the next Segment Start Date. Each Segment Option from which you transfer Contract Value must be at the end of a Segment Term Period. If you do not exercise a Performance Lock and you do not provide us Notice requesting a transfer or withdraw Segment Value on the Segment End Date, your Segment Value will remain in the same Segment Option(s), subject to the new Cap Rates, Participation Rates, Downside Participation Rates, Trigger Rates, and Annual Interest Rates, as applicable. If you exercise a Performance Lock and do not instruct us otherwise, transfers between Segment Options at the next Segment End Date will function according to the provisions described under the “Performance Lock” section. Cap Rates, Participation Rates, Downside Participation Rates, Trigger Rates, and Annual Interest Rates for the new Segment Term Period will not change from the date you receive the renewal letter to the next Segment Start Date.

    Segment Options with a six-year Segment Term Period are not renewable. For applications signed prior to May 31, 2025, if you do not request a transfer of the Segment Value of an expiring Segment Option with a six-year Segment Term Period, exercise a Performance Lock, or withdraw the Segment Value, we will allocate the Segment Value to the Fixed Segment Option. For applications signed on or after May 31, 2025, if you do not request a transfer of the Segment Value of an expiring Segment Option with a six-year Segment Term Period, exercise a Performance Lock, or withdraw the Segment Value, we will allocate the Segment Value to its one-year counterpart, if available. Segment Options beyond the Withdrawal Charge Period will be limited to one-year Segment Term Periods. Segment Options with a two-year Segment Term Period expiring on or after the last day of the Withdrawal Charge Period will automatically transfer their Segment Value to their one-year counterpart, if available, at the end of the Segment Term Period, unless you instruct otherwise. For example, if you were allocated to the 2-year Point-to-Point Segment Option with a Buffer Rate of 10% and MSCI EAFE as the Reference Index at the end of the Withdrawal Charge Period, your Segment Value would be automatically transferred on the Segment End Date to the 1-year Point-to-Point Segment Option with a Buffer Rate of 10% and MSCI EAFE as the Reference Index, unless you instruct otherwise. If a one-year counterpart is not available, we will allocate the Segment Value to the Fixed Segment Option, unless you instruct otherwise.

For more details on default re-allocation rules, see Appendix A: Investment Options Available Under the Contract.

Discontinuation or Substitution of an Index
There is no guarantee that a Reference Index will be available for the entire term of your Contract.

    We have the right to discontinue or substitute an existing Reference Index for a comparable index if:
•Any Reference Index is discontinued,
•We are engaged in a contractual dispute with the Reference Index provider,
•We determine that our use of the Reference Index should be discontinued because, for example, changes to the Reference Index or the notional amount of Contract values tied to the Reference Index make it impractical or expensive to purchase securities or derivatives to hedge the Reference Index, or
•There is a substantial change in the calculation of the Reference Index, resulting in significantly different values and performance.

    If we provide a substitute index, we will attempt to choose a new Reference Index that has a similar investment objective and risk profile to the original Reference Index. The selection criteria for a suitable alternative Reference Index include the following:
1.There is a sufficiently large market in exchange traded and/or over-the-counter options, futures, and similar derivative instruments based on the index to allow the Company to hedge Segment Credits;
2.The index is recognized as a broad-based index for the relevant market; and
3.The publisher of the index allows the Company to use the index in the Contract and other materials for a reasonable fee.
    If a Reference Index is discontinued or substituted, we will Notify you of the change, at your last known address on file with us, at least 30 days in advance of the substitution date. Any substituted index will also be incorporated within the Performance Blend Segment Option, if applicable. Any substituted index will be submitted for prior approval to the insurance regulatory authority of the state in which your Contract is issued.

     For applications signed prior to May 31, 2025, a ny change in Reference Index may affect the Segment Credit you earn. If we discontinue any Reference Index during a Segment Term Period and provide a similar Reference Index, Segment Credits will be determined as follows:
1.For Milestone Lock Segment Options, until a Milestone Credit Percentage is determined after the substitution of the Reference Index, we will determine each potential Milestone Credit Percentage by: (i) adding together the percentage change in the Index Price of the original Reference Index from the most recent Milestone Date until the date of the substitution and the percentage change in the Index Price of the substituted Reference Index from the date of the substitution until the current Observation Date; and (ii) if a Milestone Credit Percentage is determined, applying the then-current Cap Rate, Participation Rate, and Buffer Rate if applicable. Once a Milestone Credit Percentage has been determined (and a Milestone Date is set) after the Reference Index substitution, only the substituted Reference Index will be used to measure the Milestone Index Change for any future Observation Date during the Segment Term Period. Any previously determined Milestone Credit Percentages will also be used in the calculation of the Segment Credit.
2.For all other Index-Linked Segment Options, we will determine the Index Change for the Segment Term Period by: (i) adding together the percentage change in the Index Price of the original Reference Index from the Segment Start Date until the date of the substitution and the percentage change in the Index Price of the substituted Reference Index from the date of the substitution until the Segment End Date; and (ii) applying the then-current Cap Rate, Participation Rate, and Buffer Rate that were established on the Segment Start Date to that sum. The substituted Index will be incorporated in the Performance Blend Segment Option, if applicable.
3.For all Index-Linked Segment Options, the resulting Segment Credit will be added to your Segment Value on the scheduled Segment End Date.

    If we provide a substitute index, we will attempt to choose a new index that has a similar investment objective and risk profile to the original Reference Index, but there is a risk that the performance of the new index may not be as good as the performance of the original Reference Index. As a result, funds allocated to the substituted index may earn a return that is lower than the return they would have earned if the index were not substituted. The substituted index will also be incorporated within the Performance Blend Segment Option, if applicable.

    If we discontinue any Reference Index during a Segment Term Period and we do not substitute a similar Reference Index, Segment Credits will be determined as follows:
1.For Milestone Lock Segment Options, we will determine the final Milestone Credit Percentage for the Segment Term Period by (i) adding together the percentage change in the Index Price from the most recent Milestone Date until the date of discontinuation; and (ii) applying the then-current Cap Rate, Participation Rate, and Buffer Rate if applicable. Any previously determined Milestone Credit Percentages will also be used in the calculation of the Segment Credit.
2.For all other Index-Linked Segment Options, we will calculate the Segment Credit as of the date the Reference Index is discontinued (including for the Performance Blend Segment Option, if any of the three underlying indices is affected). The Segment Credit will be based on (i) the percentage change of the Index Price from the Segment Start Date to the date of discontinuation; and (ii) the then-current Cap Rate, Participation Rate, and Buffer Rate.
3.For all Index-Linked Segment Options, the resulting Segment Credit will be added to your Segment Value on the scheduled Segment End Date, which will be later than the date when the Reference Index is discontinued unless the Reference Index is discontinued on the Segment End Date. If a Reference Index is discontinued and we do not provide a substitute index, funds allocated to the discontinued Reference Index will not participate in any index performance from the discontinuation until the Segment End Date, and the Company will not have any exposure to index performance during this period.

For applications signed on or after May 31, 2025, any change in Reference Index may affect the Segment Credit you earn. If we discontinue any Reference Index during a Segment Term Period and provide a similar Reference Index, Segment Credits will be determined as follows:
1. For any Milestone Lock Segment Option, until a Milestone Credit Percentage is determined after the Index substitution, we will determine the next potential Milestone Credit Percentage after the substitution by (i) multiplying together one plus the percentage change in the Index Price of the original Index from the most recent Milestone Date until the date of the substitution and one plus the percentage change in the Index Price of the substituted Index from the date of the substitution until the current Observation Date, (ii) subtracting one from the result, and then (iii) applying the then-current Cap Rate, Participation Rate, and Buffer Rate (as applicable) if a Milestone Credit Percentage is determined. Once a Milestone Credit Percentage has been determined (and a Milestone Date is set) after the Index substitution, only the substituted index will be used to measure the Milestone Index Change at any future Observation Date during the Segment Term Period. Any previously determined Milestone Credit Percentages will also be used in the calculation of the Segment Credit.
2. For all other Index-Linked Segment Options, we will determine the Index Change for the Segment Term Period by (i) multiplying together one plus the percentage change in the Index Price of the original Index from the Segment Start Date until the date of the substitution and one plus the percentage change in the Index Price of the substituted Index from the date of the substitution until the Segment End Date, (ii) subtracting one from the result, and then (iii) applying any applicable Cap Rate, Participation Rate, Downside Participation Rate, Trigger Rate, and Buffer Rate. The substituted Index will be incorporated in the Performance Blend Segment Option, if applicable.
3. For all Index-Linked Segment Options, the resulting Segment Credit will be added to your Segment Value on the scheduled Segment End Date.

    If we provide a substitute index, we will attempt to choose a new index that has a similar investment objective and risk profile to the original Reference Index, but there is a risk that the performance of the new index may not be as good as the performance of the original Reference Index. As a result, funds allocated to the substituted index may earn a return that is lower than the return they would have earned if the index were not substituted.

    If we discontinue any Reference Index during a Segment Term Period and we do not substitute a similar Reference Index, Segment Credits will be determined as follows:
1. For any Milestone Lock Segment Option, we will determine the final Milestone Credit Percentage for the Segment Term Period by applying the applicable Cap Rate, Participation Rate, and Buffer Rate to the percentage change in the Index Price from the most recent Milestone Date until the date of discontinuation. Any previously determined Milestone Credit Percentages will also be used in the calculation of the Segment Credit.
2. For all other Index-Linked Segment Options, we will calculate the Segment Credit as of the date the Index is discontinued (including for the Performance Blend Segment Option, if any of the three Indices is affected). The Segment Credit will be based on (i) the percentage change of the Index Price from the Segment Start Date to the date of discontinuation, and (ii) any applicable Cap Rate, Participation Rate, Downside Participation Rate, Trigger Rate, and Buffer Rate.
3. For all Index-Linked Segment Options, the resulting Segment Credit will be added to your Segment Value on the scheduled Segment End Date, which will be later than the date when the Reference Index is discontinued unless the Reference Index is discontinued on the Segment End Date. If a Reference Index is discontinued and we do not provide a substitute index, funds allocated to the discontinued Reference Index will not participate in any index performance from the discontinuation until the Segment End Date, and the Company will not have any exposure to index performance during this period.

     For applications signed prior to May 31, 2025, t he Segment Term Period and all applicable rates for the affected Segment Option, including the Cap Rate, Participation Rate, Buffer Rate, Milestone Threshold (for Milestone Lock Segment Options), and Index Allocation Percentages (for the Performance Blend Segment Option) will not change due to the substitution of a Reference Index during the Segment Term Period. As described in “The

Segment Options” section, we may change the Cap Rate and Participation Rate for any subsequent Segment Term Period, which would be communicated to you in advance.

For applications signed on or after May 31, 2025, the Segment Term Period and all applicable rates for the affected Segment Option, including the Cap Rate, Participation Rate, Downside Participation Rate, Trigger Rate, Buffer Rate, Milestone Threshold (for Milestone Lock Segment Options), and Index Allocation Percentages (for the Performance Blend Segment Option) will not change due to the substitution of a Reference Index during the Segment Term Period. As described in “The Segment Options” section, we may change the Cap Rate and Participation Rate for any subsequent Segment Term Period, which would be communicated to you in advance.

    If we discontinue any Reference Index during a Segment Term Period and we do not provide a substitute index, the Segment Value will be automatically transferred to the Fixed Segment Option on the scheduled Segment End Date. Alternatively, you may elect to have the Segment Value transferred to one or more of the available Segment Options on the scheduled Segment End Date by providing us Notice no later than two Business Days prior to your scheduled Segment End Date.

    If we discontinue any Reference Index during a Segment Term Period and we provide a substitute index, the Segment Value will remain in the Segment Option with the substituted Reference Index on the Segment End Date unless you provide Notice of your election to transfer the Segment Value to a different Segment Option.

    You will have no right to reject the substitution of a Reference Index. If you are not satisfied with the available Reference Index options following a discontinued or substituted Reference Index, you may take a partial Withdrawal or surrender the Contract subject to any applicable Withdrawal Charges, Equity Adjustments, and Interest Adjustments. Transfers from the affected Segment Option to other available Segment Options on the Contract are not permitted until the scheduled Segment End Date.

Addition, Discontinuation, or Suspension of a Segment Option
    For applications signed on or after May 31, 2025, we may add, discontinue, or temporarily suspend the availability of any Index-Linked Segment Option at our discretion. When a change is made to an Index-Linked Segment Option, we will send you a notice describing the change. This change will take effect upon your contract as of the next available Segment Start Date for any allowable transfers into the affected Index-Linked Segment Options. If you have Segment Value in an Index-Linked Segment Option that is discontinued or suspended, the Segment Value will remain in that Index-Linked Segment Option until the end of that option’s Segment Term Period. After that, that Index-Linked Segment Option will no longer be available. If a Segment Option is no longer available, the Segment Value in that option will be automatically transferred to the Fixed Segment Option on the scheduled Segment End Date, unless you elect to have the Segment Value transferred to one or more of the available Segment Options by providing us notice as provided for in the Segment Value Transfers provision of the Contract.

8. Charges and Adjustments

You will pay the following fees and charges when purchasing, owning, and taking a Withdrawal from the Contract. The deduction of fees and charges, and any applicable Equity Adjustments or Interest Adjustments may reduce the Cash Surrender Value below your Purchase Payment and previously credited Segment Credits, or below the protection provided by the Buffer Rate. An Interest Adjustment will apply if you take a Withdrawal that is subject to a Withdrawal Charge at any time during the first six Contract Years, including on a Segment End Date. An Equity Adjustment will apply if you take a Withdrawal from an Index-Linked Segment Option on any date other than a Segment End Date. Any resulting losses of principal and previously credited Segment Credits may be significant. It is possible to lose your entire investment.

Segment Fees
     Index- Linked Segment Options include a Segment Fee equal to 0.95%. We deduct a Segment Fee amount daily from each Index-Linked Segment Option, starting on the Segment Start Date. The Segment Fee for a Segment Option is an annualized rate that is calculated on a daily basis as a percentage of that Segment Option’s Segment Fee Base.

    On the Segment Start Date, the Segment Fee Base for a Segment Option is equal to the Segment Value of that Segment Option. For any other day during the Segment Term Period, the Segment Fee Base is equal to A-B, where:
A is the Segment Value on the Segment Start Date; and
B is any Withdrawals deducted from the Segment Option from the Segment Start Date through the prior
Business Day.

    The Segment Fee amount deducted on any day is equal to the annualized Segment Fee rate divided by the number of calendar days in the current year of the Segment Term Period and multiplied by the Segment Fee Base on that day. For example, if you have elected a 2-Year Segment Option with a Segment Start date of February 8, 2023, the annualized rate will be divided by 365 during the first and second year of the Segment Term Period (from February 8, 2023 to February 8, 2024 and from February 8, 2024 to February 8, 2025). The Segment Fee rate will be divided by 366 during any years of the Segment Term Period that are leap years.
    We begin calculating the daily Segment Fee amount on the Segment Start Date. Changes to the Segment Fee Base change the Segment Fee amount. For example, if you make a Withdrawal from a Segment Option, the Segment Fee Base and resulting Segment Fee amount for that Segment Option will decrease. We do not treat the deduction of the Segment Fee from a Segment Option as a Withdrawal in the determination of the Segment Fee Base or in the determination of the Death Benefit.

    The deduction of the Segment Fee will never reduce Segment Value below zero. If the Segment Value is reduced to zero due to a Withdrawal, Transfer, or Segment Fee, we will cease the deduction of the Segment Fee from that Segment Option and no Segment Fees will accrue while the Segment Value is zero. If you chose to transfer or allocate funds to the Segment Option for a future Segment Term Period, Segment Fees will begin being deducted based on the Segment Value on the new Segment Start Date.

    The Segment Fee amount is deducted daily before any other activity is processed on the Segment Value, including the calculation of Segment Credits. If you take a Withdrawal from a Segment Option, we deduct the Segment Fee amount for that Segment Option before processing the Withdrawal. On the Annuity Date, we deduct the Segment Fee amounts for all Segment Options before determining the Interim Value that will be used to calculate the Annuity Payments. Upon the death of any Owner (or, if the Owner is a non-natural person, any Annuitant), we deduct the Segment Fee amounts for all Segment Options before calculating the Death Benefit.

    The Segment Fee compensates us for all of your Contract’s benefits and certain expenses and risks associated with the Contract, including the risk that current charges are less than future Contract administration costs. If the Segment Fee is less than these costs and risks, we will bear the loss. If the Segment Fee covers these benefits and risks, any excess amount is profit to us. We anticipate making a profit from this fee.

Withdrawal Charges
    If, during the first six Contract Years, you surrender your Contract or make a partial Withdrawal from your Contract in excess of the Free Withdrawal amount, we will assess a Withdrawal Charge. The Withdrawal Charge offsets promotion and distribution expenses and investment risks born by the Company.

    The amount of the Withdrawal Charge depends on the length of time you have owned your Contract and the amount you withdraw. For applications signed prior to May 31, 2025, the Contract provides a Free Withdrawal privilege that allows you to withdraw 10% of your Contract Value as of the previous Contract Anniversary annually without incurring a Withdrawal Charge. For applications signed on or after May 31, 2025, the Contract provides a Free Withdrawal privilege that allows you to withdraw 10% of your Contract Value as of the previous Segment Anniversary without incurring a Withdrawal Charge.

Contract Year	1	2	3	4	5	6	7+
Withdrawal Charge Rate	8%	8%	7%	6%	5%	4%	0%

    Withdrawal Charges may vary by state, please see Appendix D (“State Variation Chart”).    Also, please see the "”Surrenders and Withdrawals” section or Appendix B (“Segment Interim Value Examples”) for examples of how Withdrawal Charges may be calculated.

    For purposes of calculating the Withdrawal Charge, we treat the Contract Year in which we receive your Purchase Payment as “Contract Year 1”.

    We will deduct the Withdrawal Charge as a percentage of the Contract Value being withdrawn, excluding the Free Withdrawal amount, as applicable. The Withdrawal Charge will be calculated as the Contract Value associated with the Withdrawal multiplied by the applicable Withdrawal Charge Rate. Any applicable Interest Adjustment and Equity Adjustment will apply and may increase or decrease the amount paid to the Owner upon Withdrawal or surrender.

    On surrender, you will receive the Interim Value reduced by any applicable Withdrawal Charges. Free Withdrawal amounts will apply to surrenders, and a Withdrawal Charge will not apply to the Free Withdrawal amount.

    We will not assess the Withdrawal Charge on:
•Free Withdrawal amounts;
•Death Benefit proceeds;
•Partial Withdrawals taken as Required Minimum Distributions under the Internal Revenue Code (see the “Required Minimum Distribution” section);
•Withdrawals taken after the sixth Contract Year;
•A qualifying Withdrawal under the Confinement Waiver (see the “Confinement Waiver” section);
•A qualifying Withdrawal under the Terminal Illness Waiver (see the “Terminal Illness Waiver” section);
•The application of the Interim Value to a Settlement Option; or
•Payments during the Annuity Phase.

    During the Accumulation Phase, you are entitled to a Free Withdrawal amount each year. We also reserve the right to waive the Withdrawal Charge in certain circumstances. For information on Free Withdrawal amounts and Withdrawal Charge waivers, see the “Benefits Available Under the Contract” section. Any Free Withdrawal amount not used in a year may not be carried forward to a future year.

Withdrawals or surrenders may be subject to income tax and to an additional 10% federal tax penalty if made before the Owner is age 59½.

Premium Tax
Premium Tax………………………………………..3.5%
(as a percentage of the Purchase Payment)

    We may be required to pay state Premium Taxes, currently ranging from 0% to 3.5%, in connection with a Purchase Payment or values under the Contract. Depending upon applicable state law, we may deduct charges for the Premium Taxes we incur with respect to your Purchase Payment, from amounts withdrawn or from the amount applied under a Settlement Option. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Purchase Payment, depending on applicable state law. Premium Tax is not currently deducted, but we reserve the right to do so in the future. The maximum charge we may deduct if we exercise the right in accordance with state law is currently 3.5%.

Interim Value Calculation
    Any Withdrawal (a partial Withdrawal, a Required Minimum Distribution, a surrender of your Contract, payment of a Death Benefit, or the application of Interim Value to a Settlement Option) will also be subject to an Interim Value calculation comprised of two components: an Interest Adjustment and an Equity Adjustment, each of which may increase or decrease your Withdrawal proceeds. An Interest Adjustment will apply if you take a Withdrawal on which a Withdrawal Charge applies at any time during the first six Contract Years, including Withdrawals taken on a Segment End Date. An Equity Adjustment will apply if you take a Withdrawal from an Index-Linked Segment Option on any date other than a Segment End Date. See the “Segment Interim Value” section for additional information about how Interim Values are calculated. Even if Segment Credits are positive, the deduction of fees and charges, including Segment Fee amounts, Withdrawal Charges, and any applicable Equity Adjustments or Interest Adjustments, may reduce your Cash Surrender Value below your Purchase Payment and previously credited Segment Credits, or below the protection provided by the Buffer Rate. The maximum potential loss due to Equity Adjustment and Interest Adjustment (as a percentage of Contract Value withdrawn from an Index-Linked Segment Option) is 100%.

We will calculate your Interim Value at the end of each Business Day and will publish the value on our customer portal (www.athene.com/MyAthene -login ) on the following Business Day. We reserve the right to not publish the Interim Value for any reason we choose. You may also determine the Interim Value as of the previous Business Day by calling our Administrative Office. As the Interim Value is calculated at the end of the Business Day and values fluctuate daily, this means you won't be able to determine the Interim Value for the day in advance of any transactions you request that are impacted by it. Therefore, any portion of the Interim Value you capture may be higher or lower than it was at the point in time you requested your transaction.

Segment Interim Value
    The Interim Value calculation consists of two parts: an Interest Adjustment and an Equity Adjustment, which are calculated separately for each Segment Option to which you allocate Contract Value. An Interest Adjustment will apply if you take a Withdrawal on which a Withdrawal Charge applies from the Fixed Segment Option or an Index-Linked Segment Option at any time during the first six Contract Years, including on a Segment End Date. An Equity Adjustment will apply if you take a Withdrawal from an Index-Linked Segment Option on any date other than a Segment End Date. The Segment Interim Value is equal to the Segment Value adjusted for any applicable Interest Adjustment and Equity Adjustment.

    The purpose of the Interim Value calculation is to approximate changes in the market value of debt securities and derivative instruments supporting your Contract, which we sell to fund the Withdrawal. The Interest Adjustment, which may be positive or negative, is designed to approximate changes in the value of debt instruments based on changes in market interest rates and credit spreads. The Equity Adjustment, which also may be positive or negative, is designed to approximate the changes in the value of derivative instruments that hedge market risks associated with our contractual obligation to apply Segment Credits to Index-Linked Segment Options on the Segment End Date. The Withdrawal proceeds you receive will reflect positive or negative adjustments assessed by way of any applicable Interest Adjustment and Equity Adjustment as well as the deduction of any applicable Withdrawal Charge.

    On any day, the Segment Interim Value for an Index-Linked Segment Option is equal to A + B + C, where:

A.is the Segment Value on this date;
B.is any applicable Interest Adjustment on this date; and
C.is any applicable Equity Adjustment on this date.

    The Equity Adjustment is equal to zero on any Segment End Date.

    On any day, the Segment Interim Value for the Fixed Segment Option is equal to A + B, where:
A.is the Segment Value on this date; and
B.is any applicable Interest Adjustment on this date.

    For examples of how we calculate the Segment Interim Value, please see Appendix B (“Segment Interim Value Examples).

Interest Adjustment
    The Company invests in fixed income assets to support the value of the Segment Options. Upon any Withdrawal, including annuitization, death, partial Withdrawal, or surrender, the Company must sell a portion of these assets. The Interest Adjustment is a positive or negative adjustment that approximates the change in value of the fixed income assets that are sold to fund any distribution from the Contract. It is applied consistently across all Segment Options available in the Contract and does not relate specifically to any particular fixed income assets supporting the Contract. The Interest Adjustment applies only during the first six Contract Years and is equal to zero after the expiration of the Withdrawal Charge Period. The Interest Adjustment will only be applied to the portion of a surrender or Withdrawal that is subject to a Withdrawal Charge and will be calculated as a separate adjustment that is in addition to any applicable Withdrawal Charge.

    On any day, the total Interest Adjustment for any Segment Option equals (A x B) where:
A.is the portion of the Segment Value that is subject to a Withdrawal Charge on this date, immediately prior to any Withdrawal; and
B.is the Interest Adjustment Factor.

For applications signed prior to May 31, 2025:
The Interest Adjustment Factor for any Index- Linked Segment Option equals (RN/12 -1), where:
    N is the number of complete months remaining before the Withdrawal Charge Period expires;
and
    R is equal to (1 + A) / (1 + B), where:
A.is the Beginning Interest Adjustment index value; and
B.is the Closing Interest Adjustment index value.

The Interest Adjustment Factor for the Fixed Segment Option equals the greater of (R N/12 -1) and [-(12.5% - C)] where:
N is the number of complete months remaining before the Withdrawal Charge Period expires; and
R is equal to (1 + A) / (1 + B), where:
A. is the Beginning Interest Adjustment index value; and
B. is the Closing Interest Adjustment index value.
C is equal to the applicable Withdrawal Charge rate for that Contract Year.

For applications signed on or after May 31, 2025:
The Interest Adjustment Factor for any Index-Linked Segment Option equals
(RN/12 -1) x (1 - C), where:
N is the number of complete months remaining before the Withdrawal Charge Period expires;
R is equal to (1 + A) / (1 + B), where:
A.is the Beginning Interest Adjustment index value; and
B.is the Closing Interest Adjustment index value; and
C is equal to D x (1 - E), where:
D.    is the value of certain derivative instruments on the Segment Start Date for the applicable Index-Linked Segment Option; and
E.    is the number of days elapsed from the Segment Start Date to the day we calculate the
Segment Interim Value, divided by the number of days in the Segment Term Period.
The Interest Adjustment Factor for the Fixed Segment Option equals the greater of (RN/12 -1) and [-(12.5% - C)] , where:
N is the number of complete months remaining before the Withdrawal Charge Period expires;
and
R is equal to (1 + A) / (1 + B), where:
A.is the Beginning Interest Adjustment index value; and
B.is the Closing Interest Adjustment index value.
C is equal to the applicable Withdrawal Charge rate for that Contract Year.

The Interest Adjustment index is the 7 Year Point on the A Rated US Bloomberg Fair Value Curve, a bond index published by Bloomberg. The Beginning Interest Adjustment index value is equal to the closing price of the Interest Adjustment index on the Contract Date. The Closing Interest Adjustment index value is equal to the closing price of the Interest Adjustment index on the day we calculate the Segment Interim Value.

    If the closing price of the Interest Adjustment index on the day the Interest Adjustment is calculated is greater than the closing price of the index on the Contract Date, the Interest Adjustment will be negative and will decrease the Segment Interim Value. If the closing price of the Interest Adjustment index on the day the Interest Adjustment is calculated is less than the than the closing pricing of this index on the Contract Date, the Interest Adjustment will be positive and will increase the Segment Interim Value.

    You may obtain the daily price of the Interest Adjustment index by contacting us. If a closing price of the Interest Adjustment index is not available on any day for which a closing price is needed, then the closing price as of the first preceding Business Day for which a closing price is available will be used.

    If the Interest Adjustment index is discontinued, we are unable for any reason to utilize it, or the calculation of these values are substantially changed, we may substitute another method of determining the values that will be used in the above calculation and will inform you of such change at your last known address on file with us.

Equity Adjustment
    The Equity Adjustment is a positive or negative adjustment designed to approximate the change in market value of the derivative instruments that hedge risks associated with our obligation to apply Segment Credits to Index-Linked Segment Options. It does not relate to any particular derivative instrument(s) supporting the Contract. The adjustment accounts for the applicable Cap Rate, Participation Rate, Downside Participation Rate, Trigger Rate,

Buffer Rate, the Index Allocation Percentage for the Performance Blend Segment Option, and the Milestone Threshold for Milestone Lock Segment Options by using the Black-Scholes pricing model to track the value of a hypothetical set of derivatives on days other than a Segment End Date. The inputs used in the Black-Scholes method are consistent with market prices, and include relevant adjustments that reflect the estimated cost of entering the hypothetical derivative positions on the Segment Start Date and exiting the hypothetical derivative positions before the Segment End Date. These adjustments are often referred to as a “bid/offer spread,” and they will reduce the Segment Interim Value to reflect the transaction costs associated with trading derivative instruments. The Equity Adjustment Factor represents the difference between the value of the hypothetical derivatives on a given date before the Segment End Date and the value of the hypothetical derivatives on the Segment Start Date, adjusted for the number of days elapsed in the Segment Term Period. The Equity Adjustment may be negative even when the value of the Reference Index has increased or has declined less than the Buffer Rate for an Index-Linked Segment Option.

    On any Segment End Date, the Equity Adjustment will be equal to zero and will not result in any adjustment to a Withdrawal. You may avoid an Equity Adjustment by taking Withdrawals on a Segment End Date.

The total Equity Adjustment for any Index-Linked Segment Option equals (A x B) where:
A.is the Segment Value on this date, immediately prior to any Withdrawal; and
B.is the Equity Adjustment Factor applicable to that Segment Option.
    The following hypothetical derivatives are utilized in the calculation of the Equity Adjustment Factor for Point-to-Point Segment Options:
•At-the-money call (ATM Call): This is an option to buy a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the Segment Start Date;
•Out-of-the-money call (OTM Call): This is an option to buy a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the Segment Start Date x (1 + Cap Rate);
•Out-of-the-money put (OTM Put): This is an option to sell a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the Segment Start Date x (1 - Buffer Rate);

The following hypothetical derivatives are utilized in the calculation of the Equity Adjustment Factor for Milestone Lock Segment Options:
•At-the-money call (ATM Call): This is an option to buy a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the most recent Milestone Date;
•Out-of-the-money call (OTM Call): This is an option to buy a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the most recent Milestone Date x (1 + Cap Rate);
•Out-of-the-money put (OTM Put): This is an option to sell a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the most recent Milestone Date x (1 - Buffer Rate);

The following hypothetical derivatives are utilized in the calculation of the Equity Adjustment Factor for the Trigger Segment Options:
•At-the-money binary call (ATM Binary Call): This is a binary call option with a strike price set to the price of the index on the Segment Start Date, and that required the buyer to receive a specified, fixed payout (equal to the Trigger Rate) on the next Segment End Date, provided that the value of the Reference Index at the end of the term is greater than or equal to the strike price; and
•Out-of-the-money put (OTM Put): This is an option to sell a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the Segment Start Date x (1 - Buffer Rate).

The following hypothetical derivatives are utilized in the calculation of the Equity Adjustment Factor for the Dual Trigger Segment Options:
•In-the-money binary call (ITM Binary Call): This is a binary call option with a strike price set to the price of the index on the Segment Start Date x (1 – Buffer Rate), and that required the buyer to receive a specified, fixed payout (equal to the Trigger Rate) on the next Segment End Date, provided that the value of the Reference Index at the end of the term is greater than or equal to the strike price; and
•Out-of-the-money put (OTM Put): This is an option to sell a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the most recent Segment Start Date x (1 - Buffer Rate).

The following hypothetical derivatives are utilized in the calculation of the Equity Adjustment Factor for the Dual Direction Segment Options:
•At-the-money call (ATM Call): This is an option to buy a position in the Index on the next Segment End Date at a strike price equal to the price of the Index on the Segment Start Date; and
•Out-of-the-money call (OTM Call): This is an option to buy a position in the Index on the next Segment End Date at a strike price equal to the price of the Index on the Segment Start Date x (1 + Cap Rate); and
•At-the-money put (ATM Put): This is an option to sell a position in the Index on the next Segment End Date at a strike price equal to the price of the Index on the Segment Start Date;
•Out-of-the-money put (OTM Put): This is an option to sell a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the most recent Segment Start Date x (1 - Buffer Rate). Note: Dual Direction Segments use two of these options; and
•Out-the-money binary put (OTM Binary Put): This is a binary put option with a strike price set to the price of the index on the Segment Start Date x (1 – Buffer Rate), and that required the seller to pay a specified, fixed payout (equal to the absolute value of the Buffer Rate) on the next Segment End Date, provided that the value of the Reference Index at the end of the term is less than the strike price.

    For Index-Linked Segment Options using the Point-to-Point, Milestone Lock, and Performance Blend Crediting Methods, the value of the derivative instruments is equal to (ATM Call - OTM Call) x Participation Rate - OTM Put. For Trigger Segment Options, the value of the derivative instruments is equal to (Trigger Rate * ATM Binary Call) – OTM Put. For Dual Trigger Segment Options, the value of the derivative instruments is equal to (Trigger Rate x ITM Binary Call) – OTM Put. For Dual Direction Segment Options, the value of the derivative instruments is equal to (ATM Call – OTM Call) x Participation Rate + (ATM Put – OTM Put – (Buffer Rate x OTM Binary Put)) x Downside Participation Rate – OTM Put.

    For Point-to-Point Segment Options, Performance Blend Segment Options, Milestone Lock Segment Options, and Dual Direction Segment Options, the hypothetical call options (ATM Call and OTM Call) are intended to value the potential for increases in the Reference Index up to the applicable Cap Rate. As shown in the formulas above, the resulting difference is multiplied by the applicable Participation Rate. For Trigger Segment Options and Dual Trigger Segment Options, the hypothetical call options (ATM Binary Call and ITM Binary Call) are intended to value the potential for changes in the Reference Index that are greater than or equal to a threshold specified by the Segment Option. For all Index-Linked Segment Options, except Dual Direction Segment Options, the hypothetical out-of-the-money put option (OTM Put) is intended to value the potential for decreases in the Reference Index in excess of the applicable Buffer Rate. For Dual Direction Segment Options, the ATM Put and one of the OTM Put options are intended to value the potential for decreases in the Reference Index fully offset by the applicable Buffer Rate. As shown in the formulas above, the resulting difference is multiplied by the applicable Downside Participation Rate. For Dual Direction Segment Options, the other OTM Put and the OTM Binary Put are intended to value the potential for decreases in the Reference Index not fully offset by the applicable Buffer Rate. As shown in the formulas above, the OTM Binary Put is multiplied by the applicable Downside Participation Rate prior to the

OTM Put being subtracted.

    For any Index-Linked Segment Option except Milestone Lock Segment Options, the Equity Adjustment Factor is equal to A - B x (1 - Y), where:
    A is the value of the derivative instruments on the day we calculate the Segment Interim Value;
B is the value of the derivative instruments on the Segment Start Date; and
    Y is the number of days elapsed from the Segment Start Date to the day we calculate the Segment
     Interim Value, divided by the number of the days in the Segment Term Period.

    The Performance Blend Segment Option requires additional steps to determine the Equity Adjustment Factor:
•For A and B defined above, the value of the derivative instruments for each of the underlying indices is calculated independently using the Black-Scholes Method.
•Weights are assigned based on the relative value of the derivative instruments across the underlying indices to produce an aggregate derivative instrument value for the Performance Blend Segment Option.
•50% weight is assigned to the index with the highest value of derivative instruments on the date in question;
•30% weight is assigned to the index with the second highest value of derivative instruments on the date in question; and
•20% weight is assigned to the index with the lowest value of derivative instruments on the date in question.

For Milestone Lock Segment Options, the Equity Adjustment Factor will take into account any previously determined Milestone Credit Percentages and resets of buffer protection. It is equal to [A x (1 + C) + C] - [B x (1 - Y)], where:
    A is the value of the derivative instruments on the day we calculate the Segment Interim Value;
B is the value of the derivative instruments on the Segment Start Date;
C is the result of the following calculation: add one to each Milestone Credit Percentage, then multiply each of these sums together, then subtract one from the result; and
    Y is the number of days elapsed from the Segment Start Date to the day we calculate the Segment
     Interim Value, divided by the number of days in the Segment Term Period.

For an example of how we calculate the Equity Adjustment Factor for Point-to-Point Segment Options, Trigger Segment Options, Dual Trigger Segment Options, Dual Direction Segment Options, the Performance Blend Segment Option and Milestone Lock Segment Options, please see Appendix B (“Segment Interim Value Examples”).

The following Black-Scholes Method inputs are used in the calculation of the Equity Adjustment:
•Volatility - This input varies with the amount of time remaining in the Segment Term Period and the ratio of the strike price to the current price (referred to as the moneyness of the option) at the time of the calculation.
To derive a volatility input for each hypothetical option, we use daily quotes of implied volatility that we receive from independent third-parties. Implied volatility quotes are obtained for two at-the-money options with the closest maturity before and after the Segment End Date of your Segment Option, as well as for the two options with the same maturity as your Segment Option and with the closest moneyness value above and below the moneyness of each hypothetical option.

We calculate the implied volatility input of each hypothetical option as follows:
1.Calculate the implied volatility of an option with the same moneyness as each hypothetical option, but with the closest maturity before the Segment End Date by linearly interpolating between:
a.An option with the closest maturity before the Segment End Date, but with the closest moneyness above the moneyness of each hypothetical option; and
b.An option with the closest maturity before the Segment End Date, but with the closest moneyness below the moneyness of each hypothetical option.
2.Calculate the implied volatility of an option with the same moneyness as each hypothetical option, but with the closest maturity after the Segment End Date by linearly interpolating between
a.An option with the closest maturity after the Segment End Date, but with the closest moneyness above the moneyness of each hypothetical option; and
b.An option with the closest maturity after the Segment End Date, but with the closest moneyness below the moneyness of each hypothetical option.
3.Calculate the implied volatility input for each hypothetical option by linearly interpolating between (1) and (2) above.

•Index Dividend Yield - On a daily basis we will receive the average annual dividend yield across the Reference Index for each Segment Option, as provided by an independent third-party.
•Swap Rate - We use key derivative swap rates provided by an independent third-party. Swap rates are obtained for maturities adjacent to the actual time remaining in the Segment Term Period at the time of the calculation. We use linear interpolation to derive the exact remaining duration rate needed as the input.

    The Company has selected service providers from which it obtains the implied volatility, dividend yield and swap rate inputs used in the Equity Adjustment calculation. If any of these inputs becomes unavailable, the Company, in its sole discretion, will select a new input for use in the calculation. In making this selection, the Company will endeavor to prevent any material impact on the calculation of the Equity Adjustment.

9. Benefits Available Under the Contract

Benefits Summary

The following table summarizes information about the benefits available under the Contract.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Free Withdrawal	Provides for an amount that may be withdrawn each Contract Year without incurring Withdrawal Charges	None
•Only available during the Accumulation Phase.
•Withdrawals of Free Withdrawal amount may reflect an Equity Adjustment and/or an Interest Adjustment, which may be less than your initial investment, and taxes and tax penalties.
•Unused Free Withdrawal amounts not available in future years.

Required Minimum Distribution	Provides any Withdrawal considered an Required Minimum Distribution under Section 401(a)(9) to not be subject to Withdrawal Charges	None
•Withdrawals may reflect an Equity Adjustment and/or an Interest Adjustment, which may be less than your initial investment, and taxes and tax penalties.
•Required Minimum Distributions will incur a Withdrawal Charge if you previously took a Withdrawal in the same year to satisfy the required minimum distribution requirement under your Contract.

Performance Lock	Allows you to capture the Performance Lock Value during the Segment Term Period of an Index-Linked Segment Option prior to the Segment End Date.	None
•We will not provide advice on whether you should exercise the Performance Lock.
•You will not know the Performance Lock Value at the time you request the Performance Lock, and the Performance Lock Value could be lower than you expect.
•A Performance Lock must be exercised at least two Business Days before the Segment End Date and for the entire Segment Value.
•Once exercised for a particular Index-Linked Segment Option, a Lock is irrevocable for the Segment Term Period.
•The locked Index-Linked Segment Option will not receive Segment Credit on the Segment End Date; the Performance Lock Value will be transferred to the1-year Fixed Segment Option for the remainder of the Segment Term Period.
•The Performance Lock Value may be less than the Segment Value on the Segment Start Date even when the value of the Reference Index has increased or has declined by less than the Buffer Rate. In extreme circumstances, you could lose 100% of your investment.

Death Benefit
During the Withdrawal Charge Period, upon death provides a Death Benefit payment equal to the greater of Interim Value or Purchase Payments (less less net proceeds from Withdrawals).

After the Withdrawal Charge Period, upon death provides a Death Benefit payment equal to Interim Value
None
•Only available during the Accumulation Phase.
•Calculation of Interim Value is subject to any applicable Equity Adjustment.
•Purchase Payment component is reduced by any net proceeds from prior Withdrawals.

Confinement Waiver[1]	Waiver of Withdrawal Charges in the event of a confinement to a Qualified Care Facility	None
•Automatically included in Contract at issue.
•Only available during the Accumulation Phase.
•Only available after the first Contract Anniversary.
•Owner must be confined to a Qualified Care Facility as defined by the benefit for at least 60 days. Confinement must occur after the Contract Date.
•Confinement must be recommended by a Physician as defined in the Confinement Waiver section.
•Withdrawals under the benefit may be subject to any applicable Equity Adjustment, taxes and tax penalties. An Interest Adjustment will not apply.

Terminal Illness Waiver[2]	Waiver of Withdrawal Charges in the event the Owner (or Annuitant if the Owner is not a natural person) is diagnosed with a Terminal Illness	None
•Automatically included in Contract at issue.
•Only available during the Accumulation Phase.
•Only available after the first Contract Anniversary.
•Owner must be diagnosed with a Terminal Illness by a Physician as defined in the Terminal Illness Waiver section.
•Initial diagnosis must occur after Contract Date.
•Withdrawal under benefit may be subject to Equity Adjustment, taxes and tax penalties. An Interest Adjustment will not apply,

1     The availability of the Confinement Waiver may vary by state. Please refer to Appendix D (“State Availability Chart”).
2     The availability of the Terminal Illness Waiver may vary by state. Please refer to Appendix D (“State Availability Chart”).

Free Withdrawals
    A Free Withdrawal is a Withdrawal amount on which no Withdrawal Charge or Interest Adjustment applies. However, an Equity Adjustment will still apply.
For applications signed prior to May 31, 2025, the Free Withdrawal amount available in any Contract Year is equal to 10% of the Contract Value as of the previous Contract Anniversary. Any unused portion of the Free Withdrawal amount for a Contract Year cannot be carried over to the following Contract Year. If the amount of a partial Withdrawal in any Contract Year exceeds the Free Withdrawal amount for that Contract Year, the excess Withdrawal will be subject to any applicable Withdrawal Charge and Interest Adjustment .
For applications signed on or after May 31, 2025, Free Withdrawals are available beginning on the Initial Segment Start Date. The Free Withdrawal amount available in any Segment Year is equal to 10% of the Contract Value as of the previous Segment Anniversary. Any unused portion of the Free Withdrawal amount for a Segment Year cannot be carried over to the following Segment Year. If the amount of a partial Withdrawal in any Segment Year exceeds the Free Withdrawal amount for that Segment Year, the excess Withdrawal will be subject to any applicable Withdrawal Charge and Interest Adjustment .

    The Example below shows the effect of the Free Withdrawal amount on the remaining Segment Value and the proceeds paid to the Owner. This Example assumes a gross Withdrawal of $10,000 (the maximum Free Withdrawal amount) is requested.

Example 13 - Effect of a Free Withdrawal on the Net Withdrawal
Equity Adjustment Factor	-16.89%
Interest Adjustment Factor	2.77%
Contract Value on the previous Contract Anniversary (Segment Anniversary for applications signed on or after 5/31/2025)	$100,000.00
Immediately Before Withdrawal
Segment Value	$99,525.00
Total Equity Adjustment	$(16,809.77)	[1]
Total Interest Adjustment	$2,479.84	[2]
Segment Interim Value	$85,195.07
Withdrawal
Withdrawal Amount	$10,000.00
Equity Adjustment attributable to the Withdrawal	$(1,689.00)	[3]
Interest Adjustment attributable to the Withdrawal	$—	[4]
Withdrawal Charge	$—
Net Withdrawal Amount paid to Owner	$8,311.00
Immediately After Withdrawal
Resulting Segment Value	$89,525.00

(1)    Total Equity Adjustment = 99,525 x -16.89% = (16,809.77)
(2)    Total Interest Adjustment = [99,525 - 10,000] x 2.77% = 2,479.84
(3)    Equity Adjustment attributable to Withdrawal = 10,000 x -16.89% = (1,689.00)
(4)    Interest Adjustment attributable to Withdrawal = [10,000 - 10,000] x 2.77% = 0.00

Required Minimum Distribution
    If your Contract is subject to minimum distribution requirements under Internal Revenue Code Section 401(a)(9), any Withdrawal of a minimum distribution required under Section 401(a)(9) with respect to the Contract (a “Required Minimum Distribution”), as calculated by us, will not be subject to Withdrawal Charges or an Interest Adjustment. Any Withdrawal made to satisfy required minimum distribution requirements will count towards your Free Withdrawal Amount and will be subject to an Equity Adjustment. Because all Required Minimum Distribution Withdrawals are subject to an Equity Adjustment, you may wish to take distributions from other assets to satisfy the Required Minimum Distribution associated with this Contract.
For applications signed prior to May 31, 2025, Required Minimum Distributions will incur a Withdrawal Charge and Interest Adjustment if you previously took a Withdrawal in the same Contract Year to satisfy the required minimum distribution requirement under your Contract. In this circumstance, you must wait until the next Contract Anniversary to take your Required Minimum Distribution without incurring a Withdrawal Charge or Interest Adjustment.
    For applications signed on or after May 31, 2025, Required Minimum Distributions will incur a Withdrawal Charge and Interest Adjustment if you previously took a Withdrawal in the same Segment Year to satisfy the required minimum distribution requirement under your Contract. In this circumstance, you must wait until the next Segment Anniversary to take your Required Minimum Distribution without incurring a Withdrawal Charge or Interest Adjustment.

Required Minimum Distributions can be withdrawn anytime during a Segment Term Period and when applicable, will be required on an ongoing basis. Therefore, this Contract may not be an appropriate investment for taking these distributions. While Withdrawal Charges may not apply, Required Minimum Distributions could still result in negative Interim Value adjustments,taxes, and tax penalties, as applicable. Under extreme circumstances, you could lose up to 100% of your investment from a negative Interest Adjustment on money allocated to an
Index-Linked Segment Option. Under extreme circumstances, you could lose up to 100% of your investment from a negative Equity Adjustment on money allocated to an Index-Linked Segment Option. Please consult a Financial Professional regarding the appropriateness of taking these types of withdrawals from this contract.

The Example below shows the effect of the Required Minimum Distribution on the Net Withdrawal amount. This Example assumes an annual Required Minimum Distribution of $12,000 is requested.

Example 14 - Effect of a Required Minimum Distribution on the Net Withdrawal
Equity Adjustment Factor	-16.89%
Interest Adjustment Factor	2.77%
Contract Value on the previous Contract Anniversary (Segment Anniversary for applications signed on or after May 31, 2025)	$100,000.00
Immediately Before Withdrawal
Segment Value	$99,525.00
Total Equity Adjustment	$(16,809.77)	[1]
Total Interest Adjustment	$2,424.44	[2]
Segment Interim Value	$85,195.07
Withdrawal
Required Minimum Distribution	$12,000.00
Free Withdrawal Amount	$10,000.00
Equity Adjustment attributable to the Withdrawal	$(2,026.80)	[3]
Interest Adjustment attributable to the Withdrawal	$—	[4]
Withdrawal Charge	$—
Net Withdrawal Amount paid to Owner	$9,973.20
Immediately After Withdrawal
Remaining Free Withdrawal	$—
Resulting Segment Value	$87,525.00

(1)    Total Equity Adjustment = 99,525 x -16.89% = (16,809.77)
(2)    Total Interest Adjustment = [99,525 - 12,000] x 2.77% = 2,424.44
(3)    Equity Adjustment attributable to Withdrawal = 12,000 x -16.89% = (2,026.80)
(4)    Interest Adjustment attributable to Withdrawal = [12,000 - Max(12,000 , 10,000)] x 2.77% = 0.00

Performance Lock
The Performance Lock feature allows you to capture the Performance Lock Value of an Index-Linked Segment Option during the Segment Term Period. A Performance Lock may be exercised for any of the Index-Linked Segment Options to which funds are currently allocated.

You may exercise a Performance Lock for an Index- Linked Segment Option at any time during the Segment Term Period up to two Business Days prior to the end of the Segment Term Period. Only one Performance Lock may be exercised per Segment Term Period for each Index-Linked Segment Option. However, you may exercise a Performance Lock at different times for each Index-Linked Segment Option so long as you do so up to two Business Days prior to the end of the Segment Term Period for that Segment Option. A Performance Lock may not be applied retroactively and can only be exercised for the entire Segment Value. Partial Performance Locks of the Segment Value are not permitted.

Once you exercise a Performance Lock for a given Index-Linked Segment Option, it is irrevocable for that Segment Term Period. At the end of that Segment Term Period, you may choose to exercise a Performance Lock during the next Segment Term Period if funds are again allocated to an Index-Linked Segment Option.

When you exercise a Performance Lock, we will use the Performance Lock Value calculated at the end of the Business Day we receive your request in Good Order. As this value is calculated at the end of the Business Day, this means you won't be able to determine your Performance Lock Value in advance. Therefore, the Performance Lock Value you capture may be higher or lower than it was at the point in time you requested a Performance Lock. Performance Lock requests will be permitted up to two Business Days prior to a Segment End Date. If we receive a request in Good Order on a non-Business Day or after close of a Business Day, the request will be deemed to be received on the next Business Day. For requests submitted in writing, we do not consider the request to be received until it arrives at our Administrative Office.

Once a Performance Lock is exercised, the locked Index-Linked Segment Option will not receive a Segment Credit on the Segment End Date. Instead, the Performance Lock Value for that Segment Option will be transferred on the Performance Lock Date to the one-year Fixed Segment Option, where it will accrue interest daily for the remainder of the one-year Fixed Segment Term Period. This means that the Segment Term Period for any Index-Linked Segment Option for which you exercise a Performance Lock will conclude at the end of the current one-year Fixed Segment Term Period, even if the original Segment End Date was later. Additionally, if you exercise a Performance Lock on a Segment Anniversary for a two-year or six-year Segment Option, your funds will remain in the Fixed Segment Option for a full year before being available for re-allocation. Following the transfer, the terms of the Fixed Segment Option (Segment Start Date, Segment End Date, and Annual Interest Rate) will match the existing terms for the current one-year Fixed Segment Term Period.

At the end of the one-year Fixed Segment Term Period, the Fixed Segment Value will automatically be re-allocated proportionately to each Index-Linked Segment Option for which you exercised a Performance Lock, unless you instruct otherwise. Subject to availability, a new Segment Term Period will begin at that time. Please note that six-year Segment Options are only available in the first Contract Year, and two-year Segment Options are only available during the first six Contract Years. The proportional mechanism is intended to re-allocate the Fixed Segment Value based on the relative amounts that were transferred to the Fixed Segment Option through the exercise of Performance Locks. If you would like different allocations for the next Segment Term Period, you may request to do so per the terms of the “Transfers Between Segment Options by Request” section. The proportional re-allocation is based on the following formula:

A x (B / (C + D)), where:

A.is the one-year Fixed Segment Option Segment Value on the Segment End Date;
B.is the Performance Lock Value for a given Index-Linked Segment Option on its Performance Lock Date;
C.is the existing one-year Fixed Segment Option Segment Value on the first Performance Lock Date during the current Segment Term Period (before the transfer of the Performance Lock Value); and
D.is the sum of the Performance Lock Values for each Index-Linked Segment Option that exercised a Performance Lock during the current Segment Term Period.

At the next Segment End Date (for the one-year Fixed Segment Option) following a Performance Lock, the resulting amount from this formula will be transferred to the same Index-Linked Segment Option for which the Performance Lock was exercised if the same Index-Linked Segment Option is available. If a Performance Lock was exercised for a two-year or six-year Segment Option that is no longer available, the resulting amount from this formula will be transferred to that Segment Option’s one-year counterpart. If a one-year counterpart is not available, the resulting amount from this formula will remain in the Fixed Segment Option unless you instruct otherwise. Additionally, unless you instruct otherwise, the resulting amount from A x (C / (C + D)) will remain in the Fixed Segment Option, which represents the funds that were originally in the Fixed Segment Option before funds from other Segment Options were transferred via Performance Lock. It is important to note that six-year Segment Options are only available in the first Contract Year.Exercising a Performance Lock on a six-year Segment Option means you will not have the ability to re-allocate to a six-year Segment Option. For examples of the transfer and re-allocation mechanics when a Performance Lock is exercised, please see Appendix C (“Performance Lock Examples”).

A Performance Lock can help eliminate uncertainty regarding future Reference Index performance and potentially limit the impact of a negative Segment Credit you would otherwise receive. It also allows you transfer the Segment Value out of an Index-Linked Segment Option before the Segment End Date. The disadvantage of exercising a Performance Lock is that the Reference Index could increase between the Performance Lock Date and the Segment End Date, and you will not participate in that increase. In addition, if you exercise a Performance Lock, you may receive less than the full protection of the Buffer compared to what you would have received if you waited for us to apply the Segment Credit on the Segment End Date. If a Performance Lock is exercised when your Performance Lock Value has declined from the amount invested in the Segment Option on the Segment Start Date, you will lock in any loss and may receive less than the full protection of the Buffer Rate. It is possible that you would have realized less of a loss or no loss if the Performance Lock had occurred at a later time, or if the Segment Option was not locked. Because the Performance Lock Value is based on the Equity Adjustment, the Performance Lock Value may be less than the Segment Value on the Segment Start Date even when the value of the Reference Index has increased or has declined by less than the Buffer Rate. Under extreme circumstances, you could lose up to 100% of your investment from a negative Equity Adjustment on money allocated to an Index-Linked
Segment Option.

We will not provide advice or notify you regarding whether you should exercise a Performance Lock or the optimal time for doing so. We will also not warn you if you exercise a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise a Performance Lock.

Death Benefit
If any Owner (or, if the Owner is a non-natural person, any Annuitant) dies prior to the Annuity Date, we will pay the Death Benefit to the Beneficiary. During the Withdrawal Charge Period, the Death Benefit is the greater of:
1.The Purchase Payment less net proceeds from prior Withdrawals; and
2.The Interim Value on the date of death. An Interest Adjustment will not be applied to the Interim Value used in the determination of the (See the “Charges and Adjustments” section for more information).

    Net proceeds from prior Withdrawals are equal to the Contract Value withdrawn after the application of Withdrawal Charges, Interest Adjustments, and Equity Adjustments. Withdrawals do not include any amount deducted for the payment of Segment Fees. Withdrawal Charges and Interest Adjustments will not be applied in determining the Death Benefit payable to your Beneficiary.

    After the Withdrawal Charge Period, the Death Benefit will be the Interim Value on the date of death (See the “Charges and Adjustments” section for information on determining the Interim Value). If the Owner is a natural person and the Owner is changed or an additional Owner is added (or if the Owner is a non-natural person and the Annuitant is changed or an additional Annuitant is added), except through the continuation of the Contract as a surviving spouse as described below, the Death Benefit will be the Interim Value (excluding any Interest Adjustment) on the date of death.

    We will pay the Death Benefit within five (5) years of the death of the Owner. If the Contract is a Non-Qualified Contract, and if the Beneficiary is a natural person, such Beneficiary may elect for the Death Benefit to be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, provided the election is made in accordance with Internal Revenue Code section 72.

    Upon the death of any Joint Owner, where the surviving spouse is the surviving Joint Owner, the surviving Joint Owner will become the Beneficiary to whom the Death Benefit will be paid, and any other Beneficiary designation on record at the time of the death will be treated as a contingent Beneficiary.

    If the Beneficiary is the deceased Owner’s surviving spouse, the surviving spouse may elect to continue the Contract as the sole Owner in lieu of receiving the Death Benefit. The Death Benefit payable upon the death of a spouse who has continued the Contract will be based on the greater of the Purchase Payment less net proceeds from prior Withdrawals and the Interim Value on the continuing spouse’s date of death during the remainder of the Withdrawal Charge Period and will be based on the Interim Value on the continuing spouse’s date of death thereafter. This provision relating to the surviving spouse can only apply once, it cannot apply a second time if the surviving spouse elects to continue the Contract, remarries, and then dies.

    All elections must be made by submitting the appropriate paperwork to us in Good Order.

    If the Annuitant is not an Owner and dies prior to the Annuity Date, you may designate a new Annuitant, subject to our underwriting rules then in effect. If no designation is made within 30 days of death of the Annuitant, the younger of you or any Joint Owner will become the Annuitant.

    If the Owner is a non-natural person, then the death of the Annuitant will be treated as the death of the Owner and a new Annuitant may not be designated.

    Before we will pay the Death Benefit, we must receive proof of death at our Administrative Office in a form and manner satisfactory to us, which includes:
•Copy of death certificate while the Contract was in effect;
•Our claim form properly completed from each Beneficiary, as applicable; and
•Any other documents required by law.
    Some examples of how the Death Benefit works are noted below.

Example 15 - Death Benefit Calculation During Withdrawal Charge Period
Purchase Payment	$150,000.00
Prior Withdrawals	$50,000.00
Contract Value	$125,000.00
Equity Adjustment attributable to the Death Benefit	$(30,000.00)
Interim Value Used to Determine Death Benefit	$95,000.00	[1]
Death Benefit	$100,000.00	[2]

(1)    Interim Value = 125,000 - 30,000 = 95,000
(2)    Death Benefit = Max(150,000-50,000 , 95,000) = 100,000

Example 16 - Death Benefit Calculation After Withdrawal Charge Period
Purchase Payment	$150,000.00
Prior Withdrawals	$50,000.00
Contract Value	$125,000.00
Equity Adjustment attributable to the Death Benefit	$(30,000.00)
Interim Value Used to Determine Death Benefit	$95,000.00	[1]
Death Benefit	$95,000.00

(1)    Interim Value = 125,000-30,000 = 95,000

Confinement Waiver
    During the Accumulation Phase, after the first Contract Year and before the Death Benefit becomes payable under the Contract, we will waive the Withdrawal Charge on a requested Withdrawal (including a partial Withdrawal or full surrender) if the following requirements are met:
•any Owner (or, if the Owner is a non-natural person, any Annuitant), is confined to a Qualified Care Facility;
•confinement continues for at least sixty (60) consecutive days;
•confinement begins after the Contract Date;
•confinement is recommended in writing by a Physician; and
•we receive the Withdrawal request and the Physician’s recommendation no later than ninety (90) days following the date the confinement has ceased.

    An Interest Adjustment will not apply, but any applicable Equity Adjustment will still apply.

    A “Qualified Care Facility” means a Convalescent Care Facility, Hospice Facility or Hospital as described below:
•Convalescent Care Facility means an institution which: (i) is licensed by the State as a convalescent nursing facility, a qualified nursing facility, a convalescent hospital, a convalescent unit of a Hospital, an intermediate care facility, or a custodial care facility; and (ii) is primarily engaged in providing, in addition to room and board accommodations, continuous nursing service by or under the supervision of a Physician or a licensed registered nurse (R.N.); and (iii) maintains a daily record of each patient which is available for our review; and (iv) administers a planned program of observation and treatment by a Physician (which for purposes of this provision also cannot be the proprietor or an employee of such facility) which is in accordance with existing standards of medical practice for the confinement.
•Convalescent Care Facility does not include any facility, or any part of a facility, used primarily for: rest care, training or education of the Owner, or the treatment of alcoholism or chemical dependency. Examples of such excluded facilities include (but are not limited to): spas, retreats, and alcohol and drug rehabilitation clinics.
•Hospice Facility means an institution which provides a formal program of care for terminally ill patients whose life expectancy is less than 6 months, provided on an inpatient basis and directed by a Physician. It must be licensed, certified or registered in accordance with State law.
•Hospital means an institution which: (i) is licensed as a hospital and operated pursuant to law; and (ii) is primarily engaged in providing or operating (either on its premises or in facilities available to the hospital on a prearranged contractual basis and under the supervision of a staff of one or more duly licensed Physicians) diagnostic and surgery facilities for the medical care and treatment of injured and sick persons on an inpatient basis for which a charge is made; and (iii) provides 24-hour nursing service by or under the supervision of a licensed registered nurse (R.N.).
•Hospital does not include any facility, or any part of a facility, used primarily for: rest care, training or education, or the treatment of alcoholism or chemical dependency. Examples of such excluded facilities include (but are not limited to): spas, retreats, and alcohol and drug rehabilitation clinics.

    Physician for purposes of this provision means a doctor of medicine or osteopathy legally authorized to practice medicine by the State in which he/she performs such function. The Physician cannot be you, an Annuitant, a Beneficiary, or a member of your, an Annuitant’s, a Beneficiary’s immediate family, including a husband, wife, domestic partner, civil union partner, child, sibling, parent, grandparent, grandchild, cousin, aunt, uncle, niece, nephew and any of their Spouses, domestic partners or civil union partners. State for purposes of this provision means each state of the United States of America, as well as the District of Columbia, the Commonwealth of Puerto Rico, the Virgin Islands, Guam, and American Samoa.

    We reserve the right to obtain, at any time, an additional opinion or an examination of the ill Owner from a Physician that we designate at our expense. Should this opinion differ from that of the Owner’s Physician, the opinion of our Physician will prevail.

    The Confinement Waiver terminates upon the change or addition of an Owner (or if the Owner is a non-natural person and the Annuitant is changed or an additional Annuitant is added), except through continuation of the Contract as a surviving spouse.

    This provision may vary by state, please see Appendix D (“State Variation Chart”).

The Example below shows the effect of the Confinement Waiver on the Withdrawal. This Example assumes a Withdrawal of $12,000 is requested.

Example 17 - Effect of the Confinement Waiver on the Withdrawal
Contract Value on the previous Contract Anniversary (Segment Anniversary for applications signed on or after May 31, 2025)	$100,000.00
Current Contract Value	$125,000.00
Free Withdrawal Amount	$10,000.00	[1]
Equity Adjustment attributable to the Withdrawal	$(750.00)
Requested Withdrawal	$12,000.00
Withdrawal Without Confinement Waiver
Interest Adjustment attributable to the Withdrawal	$125.00
Withdrawal Charge Percentage	7%
Withdrawal Charge	$140.00	[2]
Net Withdrawal Amount paid to Owner	$11,235.00	[3]
Withdrawal With Confinement Waiver
Net Withdrawal Amount paid to Owner	$11,250.00	[4]
Immediately After Withdrawal
Resulting Contract Value	$113,000.00	[5]

(1)    Free Withdrawal Amount = 100,000 * 10% = 10,000
(2)    Withdrawal Charge = (12,000 - 10,000) * 7% = 140
(3)    Net Withdrawal = 12,000 - 750 + 125 - 140 = 11,235
(4)    Net Withdrawal = 12,000 - 750 = 11,250
(5)    Resulting Contract Value = 125,000 - 12,000 = 113,000

Terminal Illness Waiver
    During the Accumulation Phase, after the first Contract Year and before the Death Benefit becomes payable, we will waive the Withdrawal Charge on a requested Withdrawal (including a partial Withdrawal or full surrender) if the following requirements are met:
•any Owner (or, if the Owner is a non-natural person, any Annuitant), is diagnosed with a Terminal Illness;
•the initial diagnosis occurs after the Contract Date; and
•the Withdrawal request is accompanied by a certification of Terminal Illness prepared by a Physician who has examined the ill Owner and is qualified to provide the certification.

    An Interest Adjustment will not apply, but any applicable Equity Adjustment will still apply.

    Terminal Illness means an illness that is expected to cause death within twelve (12) months.

    Physician for purposes of this provision means a doctor of medicine or osteopathy legally authorized to practice medicine by the State in which he/she performs such function. The Physician cannot be you, an Annuitant, a Beneficiary, or a member of your, an Annuitant’s, a Beneficiary’s immediate family, including a husband, wife, domestic partner, civil union partner, child, sibling, parent, grandparent, grandchild, cousin, aunt, uncle, niece, nephew and any of their Spouses, domestic partners or civil union partners. State for purposes of this provision means each state of the United States of America, as well as the District of Columbia, the Commonwealth of Puerto Rico, the Virgin Islands, Guam and American Samoa.

    We reserve the right to obtain, at any time, an additional opinion or an examination of the ill Owner from a Physician that we designate at our expense. Should this opinion differ from that of the ill Owner’s Physician, the opinion of our Physician will prevail.

    The Terminal Illness waiver terminates upon the change or addition of an Owner (or if the Owner is a non-natural person and the Annuitant is changed or an additional Annuitant is added), except through continuation of the Contract as a surviving spouse.

    This provision may vary by state, please see Appendix D (“State Variation Chart”).

The Example below shows the effect of the Terminal Illness Waiver on the Withdrawal. This Example assumes a Withdrawal of $12,000 is requested.

Example 18 - Effect of the Terminal Illness Waiver on the Withdrawal
Contract Value on the previous Contract Anniversary (Segment Anniversary for applications signed on or after May 31, 2025)	$100,000.00
Current Contract Value	$125,000.00
Free Withdrawal Amount	$10,000.00	[1]
Equity Adjustment attributable to the Withdrawal	$(750.00)
Requested Withdrawal	$12,000.00
Withdrawal Without Terminal Illness Waiver
Interest Adjustment attributable to the Withdrawal	$125.00
Withdrawal Charge Percentage	7%
Withdrawal Charge	$140.00	[2]
Net Withdrawal Amount paid to Owner	$11,235.00	[3]
Withdrawal With Terminal Illness Waiver
Net Withdrawal Amount paid to Owner	$11,250.00	[4]
Immediately After Withdrawal
Resulting Contract Value	$113,000.00	[5]

(1)    Free Withdrawal Amount = 100,000 * 10% = 10,000
(2)    Withdrawal Charge = (12,000 - 10,000) * 7% = 140
(3)    Net Withdrawal = 12,000 - 750 + 125 - 140 = 11,235
(4)    Net Withdrawal = 12,000 - 750 = 11,250
(5)    Resulting Contract Value = 125,000 - 12,000 = 113,000

10. Surrenders and Withdrawals

During the Accumulation Phase before the Death Benefit becomes payable under the Contract, you may request a partial Withdrawal or surrender your Contract. The minimum Withdrawal you may request from your Contract at any time is $500. Any partial Withdrawal or surrender will be subject to an Equity Adjustment, and any partial Withdrawals in excess of the Free Withdrawal amount or any surrender during the first six Contract Years will also be subject to an Interest Adjustment and a Withdrawal Charge. If you request a partial Withdrawal that causes your Contract Value to be less than $2,000, we will treat the request as a surrender of the Contract for the entire Contract Value.

    Proceeds payable on a partial Withdrawal or surrender may be reduced by any applicable Interest Adjustment, Equity Adjustment or Withdrawal Charge. The Interest Adjustment, which applies during the first six Contract Years, will be negative if the Interest Adjustment index has risen since your Contract Date. The Interest Adjustment will only be applied to the portion of a surrender or Withdrawal that is subject to a Withdrawal Charge. The Equity Adjustment, which applies to partial Withdrawals and surrenders from Index-Linked Segment Options before the Segment End Date, may be negative even when the value of the Reference Index has increased or declined less than the Buffer Rate. If the applicable Interest Adjustment and Equity Adjustment together are negative at the time of a Withdrawal, the reduction in the Contract Value as a result of the Withdrawal will be greater than the net proceeds you receive. During the first six Contract Years, the Withdrawal Charge will further reduce proceeds payable on a partial Withdrawal greater than the Free Withdrawal amount or on a surrender of the Contract.

    For applications signed prior to May 31, 2025, the calculation of the Interest Adjustment will be identical for each Segment Option. For applications signed on/after May 31, 2025, the calculation of the Interest Adjustment for Index-Linked Segment Options may differ due to the formula for Index-Linked Segment Options removing the amortized value of certain derivatives on the Segment Start Date. The calculation of the Equity Adjustment will differ between Segment Options depending on the length of the Segment Term Period and the time remaining in the Segment Term Period. These differences depend on current market conditions and cannot be known in advance. If you have allocated funds to multiple Segment Options, you should discuss with your Financial Professional before taking a Withdrawal to evaluate whether to take a Withdrawal from a particular Segment Option. Withdrawals or surrenders may also be subject to income tax and to an additional 10% federal penalty tax if made before the Owner is age 59½ (see the “Taxes” section for additional information). You should consult your tax advisor before taking a Withdrawal.

    To request a partial Withdrawal or surrender, you must submit written Notice in Good Order to our Administrative Office. You must provide the consent of all Owners and irrevocable Beneficiaries before we will process the Withdrawal request. Your Notice must specify the amount that is to be withdrawn, either as a total dollar amount or as a percentage of the Contract Value. Unless you direct otherwise, we will take the Withdrawal first from the Fixed Segment Option. To the extent there are not enough funds in the Fixed Segment Option to cover a partial Withdrawal, we will deduct the remaining balance from other Segment Options, beginning with Segment Options that have the shortest Segment Term Period. If you have multiple Segment Options with the same Segment Term Period, we will deduct the remaining balance pro rata across those Segment Options.

    Values are determined at the end of each Business Day. If we receive a written Notice in Good Order by 4:00 p.m. Eastern Time on a Business Day, the request will use the values calculated at the end of that Business Day. If we receive a written Notice in Good Order after 4:00 p.m. Eastern Time, the request will use the values calculated at the end of the next Business Day. You may request a partial Withdrawal or surrender up to 60 days in advance. For example, you may submit a written request for a partial Withdrawal or surrender on a Segment End Date up to 60 days before the Segment End Date. The value of any partial Withdrawal or surrender that is requested in advance will be calculated on the Business Day that the partial Withdrawal or surrender occurs. All partial Withdrawals and surrenders that occur on the same Business Day will be combined for the purpose of calculating Segment Interim Values.

    We may defer payments we make under your Contract for up to six months if the insurance regulatory authority of the state in which we issued the Contract approves such deferral. We will apply interest to the deferred payments, if required by state law.

    The Example below shows the effect of a Withdrawal, the Equity Adjustment, and the Interest Adjustment on the remaining Segment Value and the proceeds paid to the Owner. This Example assumes a gross Withdrawal of $20,000 is requested.

Example 19 - Effect of a Withdrawal on the Segment Interim Value
Equity Adjustment Factor	-16.89%
Interest Adjustment Factor	2.77%
Contract Value on the previous Contract Anniversary	$100,000.00
Immediately Before Withdrawal
Segment Value	$99,525.00
Total Equity Adjustment	$(16,809.77)	[1]
Total Interest Adjustment	$2,479.84	[2]
Segment Interim Value	$85,195.07
Withdrawal
Withdrawal Amount	$20,000.00
Equity Adjustment attributable to the Withdrawal	$(3,378.00)	[3]
Interest Adjustment attributable to the Withdrawal	$277.00	[4]
Withdrawal Charge	$(800.00)	[5]
Net Withdrawal Amount paid to Owner	$16,099.00
Immediately After Withdrawal
Resulting Segment Value	$79,525.00

(1)    Total Equity Adjustment = 99,525 x -16.89% = (16,809.77)
(2)    Total Interest Adjustment = [99,525 - 10,000] x 2.77% = 2,479.84
(3)    Equity Adjustment attributable to Withdrawal = 20,000 x -16.89% = (3,378.00)
(4)    Interest Adjustment attributable to Withdrawal = [20,000 - 10,000] x 2.77% = 277.00
(5)    Assumes 8% Withdrawal Charge applies and that no other Withdrawals have occurred since the last Contract
Anniversary. 10% of the 100,000 may be taken without a Withdrawal Charge under the Free Withdrawal provision, so only the remaining 20,000 - 10,000 = 10,000 is charged.

11. Annuity Period

When you purchase the Contract, we will set the Annuity Date as the Contract Anniversary on or first following the later of the Annuitant attaining age 95 or the 10th Contract Anniversary. In the case of Joint Annuitants, the Annuity Date will be set based on the age of the older Joint Annuitant. You may select an earlier Annuity Date, which may be any time after the Contract Date, by Notice provided to us. The revised Annuity Date must be at least 10 days after our receipt of your Notice.

    Annuity Payments will commence on the Annuity Date if:
•All Owners are natural persons and all the Owners and at least one Annuitant are alive on the Annuity Date; or

•If any Owner is a non-natural person and all Annuitants are alive on the Annuity Date.

Election of Option
    On the Annuity Date, the Interim Value will be applied to provide Annuity Payments to you or a payee you designate in accordance with the applicable Settlement Option elected by the Owner. If no Settlement Option was elected, one of the following two payment provisions will apply:
•If there is one living Annuitant on the Annuity Date, the Interim Value will be applied to provide Annuity Payments for the longer of the lifetime of the Annuitant or five years; or
•If there are two living Joint Annuitants on the Annuity Date, the Interim Value will be applied to provide Annuity Payments in the same monthly amount for the longer of the lifetimes of both Joint Annuitants or five years.

    An election of a Settlement Option must be made in writing by the Owner prior to the Annuity Date and is irrevocable on or after the Annuity Date.

    Additionally, the Beneficiary of a Non-Qualified Contract may elect to receive the Death Benefit under one of the Settlement Options described below, subject to the satisfaction of section 72(s) of the Internal Revenue Code, as amended. Any election of a Settlement Option by a Beneficiary must be made in writing and is irrevocable on or after the date payments begin. For purposes of the Settlement Options below, the Beneficiary will be the Annuitant.

    The Interim Value on the Annuity Date is the basis for determining the amount of your Annuity Payments. An Interest Adjustment will not be applied to the Interim Value used in the determination of the Annuity Payments. You will not incur an Equity Adjustment if your Annuity Date is on a Segment End Date that is shared by all Segment Options to which you have allocated funds. You will incur an Equity Adjustment if your Annuity Date occurs when not all Segment Options to which you have allocated funds have reached a Segment End Date.

    A lump sum along with a Settlement Option may be elected. The amount applied under the Settlement Option must be at least $5,000.

    Payments made quarterly, semiannually or annually may be elected in lieu of monthly payments. Payments less than $100 will only be made annually.

Settlement Options
    No future payments under any option, except as provided by law, may be assigned or transferred.
    Option 1: Life Annuity
    Monthly payments will be made during the lifetime of the Annuitant. The monthly payments will cease on the death of the Annuitant. No payments will be due after the death of the Annuitant. If the Annuitant dies shortly after the Annuity Date, you or the payee you designate may receive less than your investment in the Contract. This means you or the payee you designate will receive no payments if the Annuitant dies before the first scheduled payment, will receive only one payment if the Annuitant dies before the second scheduled payment, and so on.

    Option 2: Life Annuity with Guaranteed Period

    Monthly payments will be made for the longer of the guaranteed period elected and the lifetime of the Annuitant. The guaranteed periods are 5, 10, 15 or 20 years, or any other period agreed upon in writing by us. After the guaranteed period, monthly payments will cease on the death of the Annuitant, and no payments will be due after the death of the Annuitant. If the Annuitant dies during the guaranteed period, payments will continue to be made to you or a payee you designate until the end of the guaranteed period.

    Option 3: Installment Refund Life Annuity

    Monthly payments will be made for the installment refund period and thereafter for the lifetime of the Annuitant. The installment refund period is the period required for the sum of the monthly payments to equal the total amount applied under this option. After the installment refund period, monthly payments will cease on the death of the Annuitant, and no payments will be due after the death of the Annuitant. If the Annuitant dies during the installment refund period, no payments will be due after the installment refund period.

    Option 4: Joint and Last Survivor Annuity

    Monthly payments will be made for the joint lifetime of two Annuitants and in an equal amount during the remaining lifetime of the survivor. Payments will cease on the death of the last survivor. No payments will be due after the death of the last survivor. Payments may also be made during the lifetime of the survivor in an amount equal to two-thirds or one-half of the payment made during the joint lifetime of the two persons. If both Annuitants die shortly after the Annuity Date, you or the payee you designate may receive less than your investment in the Contract. This means you or the payee you designate will receive no payments if the Annuitants die before the first scheduled payment, will receive only one payment if the Annuitants die before the second scheduled payment, and so on.

    Option 5: Fixed Period Annuity

    Monthly payments will be made for the fixed period elected. Payments will cease at the end of the fixed period and no further payments will be due. The fixed period that may be elected is any period from 5 to 30 years. However, fixed periods shorter than 10 years are only available as a Death Benefit Settlement Option.

    The options described above may not be offered in all states. We may offer other Settlement Options. If your Contract is a Qualified IRA annuity Contract or you purchase the Contract through an IRA Account, not all options may satisfy Required Minimum Distribution rules. Consult your tax advisor for more information.

    Annuity Payments will start on the Annuity Date and continue based on the Settlement Option you elect. If the Annuitant is not an Owner and dies prior to the Annuity Date, you may modify your Selected Settlement Option and designate a new Annuitant prior to the Annuity Date, subject to our underwriting rules then in effect. If no designation is made within 30 days of death of the Annuitant, the younger of you or any Joint Owner will become the Annuitant. The substituted Annuitant will be used to determine the payments for Option 1, Option 2, Option 3, and Option 4, if selected.

Death of Owner on or after the Annuity Date
    If any Owner dies on or after the Annuity Date and before the entire interest in the Contract has been distributed, any remaining interest in the Contract will be distributed under the method of distribution being used on the date of death and in the following order based on whomever is still alive: any payee you have named, a surviving Joint Owner, the last surviving Owner’s Beneficiaries, or to the last surviving Owner’s estate if no Beneficiaries have been named or if there are no surviving Beneficiaries. If the death of both Joint Owners occurs simultaneously and no Beneficiaries have been named or if there are no surviving Beneficiaries, the estates of both Joint Owners will be the Beneficiary in equal shares.

12. Principal Risks of Investing in the Contract

Your Contract has various risks associated with it. We list these risk factors below, as well as other important information you should know before purchasing a Contract.

Risk of Loss
    Amounts allocated to Index-Linked Segment Options will fluctuate in value based on the performance of the Reference Index. You may lose money, including your principal and previously credited Segment Credits. Such losses may be substantial, depending on the performance of the Reference Index and the Index-Linked Segment Options to which you allocate your Purchase Payment. Due to negative index performance, Segment Credits on Index-Linked Segment Options may be negative after application of the Buffer Rate, and you bear the portion of the loss that exceeds the Buffer Rate. The deduction of the Segment Fee will also reduce your Segment Value.

Potential for Significant Loss on Index-Linked Segment Options
    If there is a steep decline in the Reference Index, the risk of loss due to negative Segment Credits could be significant on an Index-Linked Segment Option. Theoretically, for a Segment Option with a 10% Buffer Rate, the negative Segment Credit percentage may be as low as -90%, which could lead to a substantial loss of principal and previously credited Segment Credits. Currently, each Index-Linked Segment Option offered has a Buffer Rate of 10%, 20% or 30%. This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, up to 80% with a 20% Buffer Rate, and up to 70% with a 30% Buffer Rate. For currently offered Index-Linked Segment Options, the Buffer Rate will always be at least 10%. For any future Index-Linked Segment Options offered under this Contract, the Buffer Rate will always be at least 1%. With a 1% Buffer Rate, you could lose up to 99% of the amount you invest in an Index-Linked Segment Option due to poor investment performance. Even with a 10% Buffer, t he ongoing deduction of Segment Fees which reduce Segment Value and any applicable Withdrawal Charges, Interest Adjustments, and Equity Adjustments could also result in a loss of principal greater than 90%. Such losses of principal and previously credited Segment Credits may be significant. It is possible to lose your entire investment. Please see “The Insurance Company and Investment Options” section for further details.

The risk of loss on the Performance Blend Segment Option may differ from other Point-to-Point Segment Options based on a single Reference Index because the Segment Credit applied on the Performance Blend Segment Option is based on the ranked and weighted performance of three indices, which may have different returns.

Index Performance Used to Calculate Segment Credits is Based Only on the Segment Start Date, Segment End Date, and Milestone Dates
    The Index Change or Aggregate Index Change used in the determination of Segment Credits for Index-Linked Segment Options using the Point-to-Point Crediting Method, Performance Blend Crediting Method, Trigger Crediting Method, Dual Trigger Crediting Method, or Dual Direction Crediting Method reflects only the difference in the value of the Reference Index on the Segment Start Date and the Segment End Date. Therefore, the Segment Credit will be different than and could be significantly lower than the performance of the Reference Index at intermediate points during or through most of the Segment Term Period.

The Milestone Index Change used in the determination of Segment Credits for Milestone Lock Segment Options reflects only the difference in the value of the Reference Index on dates used to determine the Milestone Credit Percentages. Therefore, the Segment Credit will be different than and could be significantly lower than the performance of the Reference Index at intermediate points between dates used to determine the Milestone Credit Percentages. Even if positive Milestone Credit Percentages are determined during the Segment Term Period, a final negative Milestone Credit Percentage on the Segment End Date could lead to an overall negative Segment Credit.

Withdrawal Increases Risk of Loss
    The risk of loss becomes greater if you take a Withdrawal or surrender the Contract. The Interest Adjustment, which applies during the first six Contract Years, will be negative if interest rates have risen since your Contract Date. The Interest Adjustment will only be applied to the portion of a surrender or Withdrawal that is subject to a Withdrawal Charge. The Equity Adjustment, which applies to Withdrawals and surrenders from Index-Linked Segment Options before the Segment End Date, may be negative even when the value of the Reference

Index has increased or has declined less than the Buffer Rate. If the applicable Interest Adjustment and Equity Adjustment together are negative at the time of a Withdrawal, the reduction in the Contract Value as a result of the Withdrawal will be greater than the net proceeds you receive. If you request a specific amount as the net proceeds of a Withdrawal, we will determine the proportionate reduction in the Contract Value needed to achieve this result. This will also reduce your future growth potential because any subsequent positive Segment Credits will be lower due to the reduction in the Contract Value. During the first six Contract Years, the Withdrawal Charge will further reduce proceeds payable on a Withdrawal greater than the Free Withdrawal amount or on a surrender of the Contract.

Liquidity Risk
    We designed the Contract to be a long-term investment, which you can use to help build and provide income for retirement. As such, it is not suitable as a short-term investment vehicle. You may withdraw up to 10% of your Contract Value annually without incurring a Withdrawal Charge; however, this amount may still be subject to an Interest Adjustment and Equity Adjustment. An Interest Adjustment will apply if you take a Withdrawal on which a Withdrawal Charge applies at any time during the first six Contract Years, including on a Segment End Date. An Equity Adjustment will apply if you take a Withdrawal from an Index-Linked Segment Option on any date other than a Segment End Date.

    Segment Credits for Index-Linked Segment Options are credited to the Segment Value on the Segment End Date. The method we use to calculate Interim Value on Withdrawals taken from an Index-Linked Segment Option on any day other than a Segment End Date may result in an amount that is less than the amount you would receive if you waited until the Segment End Date to withdraw funds. Even if the performance of the Reference Index has been positive during the Segment Term Period, or losses are within the Buffer Rate for an Index-Linked Segment Option, the Interim Value adjustment may be negative until the Segment End Date.

Changes to Cap Rates, Participation Rates, Downside Participation Rates, Buffer Rates, Milestone Thresholds, Trigger Rates, and Annual Interest Rates
    The Buffer Rate, Milestone Threshold, and the Segment Fee on available Index-Linked Segment Options are stated in your Contract Schedule and will not change after the Contract Date. Cap Rates, Participation Rates, Downside Participation Rates, Trigger Rates, and Annual Interest Rates may vary from one Segment Term Period to another. The Cap Rate or Trigger Rate may limit your participation in any increases in the underlying Reference Index associated with a Segment Option and could cause your returns to be lower than if you had invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Reference Index.

    We declare a Cap Rate for each new Segment Term Period for Point-to-Point, Dual Direction, Performance Blend, and Milestone Lock Segment Options , subject to a minimum Cap Rate of 2% for 1-year Segment Term Periods and 4% for 2-year Segment Term Periods. Segment Options with six-year Segment Term Periods are not renewable. The Cap Rate for a new Segment Term Period may be higher, lower, or equal to the Cap Rate for the current Segment Term Period. If it is lower, it will reduce the amount of positive Segment Credit you may receive. You risk the possibility that the Cap Rate declared for a new Segment Term Period will be lower than you would find acceptable.

    We declare a Participation Rate for each new Segment Term Period for for Point-to-Point, Dual Direction, Performance Blend, and Milestone Lock Segment Options , subject to a minimum Participation Rate of 100% . The Participation Rate for a new Segment Term Period may be higher, lower, or equal to the Participation Rate for the current Segment Term Period. If it is lower, it will reduce the amount of positive Segment Credit you may receive. You risk the possibility that the Participation Rate declared for a new Segment Term Period will be lower than you would find acceptable.

We declare a Downside Participation Rate for each new Segment Term Period for Dual Direction Segment Options , subject to a minimum Downside Participation Rate of 100% . The Downside Participation Rate for a new Segment Term Period may be higher, lower, or equal to the Downside Participation Rate for the current Segment

Term Period. If it is lower, it will reduce the amount of positive Segment Credit you may receive. You risk the possibility that the Downside Participation Rate declared for a new Segment Term Period will be lower than you would find acceptable.

We declare a Trigger Rate for each new Segment Term Period for Trigger Segment Options and Dual Trigger Segment Options , subject to a minimum Trigger Rate of 1.00% for 1-year Segment Term Periods for Trigger Segment Options, and 0.50% for 1-year Segment Term Periods for Dual Trigger Segment Options . Segment Options with six-year Segment Term Periods are not renewable. The Trigger Rate for a new Segment Term Period may be higher, lower, or equal to the Trigger Rate for the current Segment Term Period. If it is lower, it will reduce the amount of positive Segment Credit you may receive. You risk the possibility that the Trigger Rate declared for a new Segment Term Period will be lower than you would find acceptable.

    We declare an Annual Interest Rate for each new Segment Term Period for the Fixed Segment Option , subject to a minimum Annual Interest Rate of 0.15% . The Annual Interest Rate for a new Segment Term Period may be higher, lower, or equal to the Annual Interest Rate for the current Segment Term Period. If it is lower, it will reduce the amount of Segment Credit you will receive. You risk the possibility that the Annual Interest Rate declared for a new Segment Term Period will be lower than you would find acceptable.

Risks Associated with Performance Lock
If a Performance Lock is exercised:
•You will no longer participate in the performance of the Reference Index, whether positive or negative, for the remainder of the Segment Term Period for the locked Index-Linked Segment Option.
•You will not receive a Segment Credit for the locked Index-Linked Segment Option at the end of its current Segment Term Period. Instead, the Performance Lock Value for that Segment Option will be transferred on the Performance Lock Date to the one-year Fixed Segment Option and earn daily interest for the remainder of the current one-year Fixed Segment Term Period. The Annual Interest Rate for the Fixed Segment Option may be as low as 0.15%.
•It is irrevocable for the remainder of the Segment Term Period.
•We will lock-in the next calculated Performance Lock Value after we receive your request in Good Order. As this value is calculated at the end of the Business Day, this means you won't be able to determine your Performance Lock Value in advance. Therefore, your Performance Lock Value may be higher or lower than it was at the point in time you requested a Performance Lock.
•We will not provide advice or notify you regarding whether you should exercise a Performance Lock or the optimal time for doing so. We will also not warn you if you exercise a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise a Performance Lock.
•There may not be an optimal time to exercise a Performance Lock during a Segment Term Period. It may be better for you if you do not exercise a Performance Lock. It is impossible to know with certainty whether or not a Performance Lock should be exercised.
•If a Performance Lock is exercised when your Performance Lock Value has declined from the amount invested in the Segment Option on the Segment Start Date, you will lock in any loss and may receive less than the full protection of the Buffer Rate . It is possible that you would have realized less of a loss or no loss if the Performance Lock had occurred at a later time, or if the Segment Option was not locked. Because the Performance Lock Value is based on the Equity Adjustment, the Performance Lock Value may be less than the Segment Value on the Segment Start Date even when the value of the Reference Index has increased or has declined by less than the Buffer Rate. Under extreme circumstances, you could lose up to 100% of your investment from a negative Equity Adjustment on money allocated to an Index-Linked Segment Option.
•Withdrawals from the one-year Fixed Segment Option do not receive an Equity Adjustment. Thus, any Withdrawals taken from the Fixed Segment Option after the exercise of a Performance Lock will also not receive an Equity Adjustment (though any applicable Interest Adjustment and Withdrawal Charges will still apply). Therefore, net proceeds from Withdrawals may be lower than they would have been if the Performance Lock had not been exercised and Withdrawals had been taken from an Index-Linked Segment Option.

Risks Associated with Indices
    Index-Linked Segment Options do not directly participate in the returns of the underlying securities of any Reference Index. Price return indices do not include dividends that may become payable on the underlying securities, and would have a higher Index Change if the dividends from the underlying securities were included.

    The historical performance of the indices does not guarantee future results. The S&P 500® Index, the Russell 2000® Index, the MSCI EAFE Index, the Nasdaq-100® Index, and the Shiller Barclays CAPE® Index are each comprised of a collection of equity securities. For each index, the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. During periods of market stress, the component securities may move in the same direction, causing the index to go up or down rapidly and unpredictably. In addition, the value of the component securities may decline for reasons directly related to the issuers of the securities.

There is no guarantee that a Reference Index will be available for the entire term of your Contract. If a Reference Index is substituted with a comparable index, there is a risk that the performance of the new index may not be as good as the performance of the existing Reference Index as measured from the date of substitution to the end of the Segment Term Period. As a result, funds allocated to the substituted index may earn a return that is lower than the return they would have earned if the index were not substituted.

S&P 500® Price Return Index
    The S&P 500® Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion. See the “ The Insurance Company and Investment Options” section for more information.

Russell 2000® Price Return Index
    The Russell 2000® Index is comprised of equity securities of small-capitalization U.S. companies. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. See the “ The Insurance Company and Investment Options” section for more information.

MSCI EAFE Price Return Index
    The MSCI EAFE Index is an equity index that captures large and mid-cap representation across developed markets around the world. The securities comprising the MSCI EAFE Price Return Index are subject to the risks related to investments in foreign markets (e.g. increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty). In general, foreign markets may be less liquid, more volatile, and subject to less government supervision than domestic markets. See the “ The Insurance Company and Investment Options” section for more information.

Nasdaq-100® Price Return Index
The Nasdaq-100® Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on The Nasdaq Stock Market, including companies across all major industry groups except the financial industry. To the extent that the Nasdaq-100® Index is comprised of securities issued by companies in a particular sector, that company’s securities may not perform as well as companies in other sectors or the market as a whole. For example, large-capitalization companies may be unable to respond quickly to new competitive challenges, and may not be able to attain the high growth rate of successful smaller companies. Also, any component securities issued by non-U.S. companies (including related depository receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty). See “ The Insurance Company and Investment Options” section for more information.

Shiller Barclays CAPE® US Mid-Month Sector TR Net Index
The Shiller Barclays CAPE® US Mid-Month Sector TR Net Index ("Shiller Barclays CAPE® Index") tracks the performance of certain US Sector Exchange Traded Funds (“Sector ETFs”) that invest in large-capitalization US companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and also may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion. Because the index tracks the performance of ETFs rather than equity securities of companies in the selected US Sectors, the index is subject to risks associated with investments in ETFs whose prices are determined by exchange trading and may diverge from the value of the equity securities held by the ETF. ETF performance is also impacted by the deduction of management fees and other ETF expenses.

Each month, the Shiller Barclays CAPE® Index will track the performance of a portfolio of equally weighted Sector ETFs that invest in four of 11 major US Sectors. Consequently, amplified losses may occur if a particular industry or market sector performs poorly over the course of a given Segment Term Period. The Shiller Barclays CAPE® Index relies upon a specific rationale, through the use of the Cyclically Adjusted Price Earnings (“CAPE®”) ratio, to select the four Sector ETFs whose performance the index tracks each month. This value investing strategy may prove unsuccessful and may not perform better than investments in a portfolio of US Sectors selected according to a different rationale or strategy, and may also not outperform traditional benchmark indices (such as the S&P 500® Index). Changes in the values of the underlying components of the Shiller Barclays CAPE® Index may offset each other and may not prove to be the optimal weighting given current market conditions. Because the index will at any time only be allocated to four sectors, it may produce lower returns than an investment in a more diversified pool of assets.

The index returns are net of a 0.95% annualized fee deducted on a daily basis. This will reduce the index performance, and the index will underperform similar portfolios from which fees are not deducted. The index was launched in October 2021 and has not been used previously in other index-linked products. At this time, it is used exclusively in the Company's annuity products. See the “ The Insurance Company and Investment Options” section for more information.

Elimination of Segment Options After the Withdrawal Charge Period
    Segment Options beyond the Withdrawal Charge Period will be limited to one-year Segment Term Periods. Segment Options with a two-year Segment Term Period expiring on or after the last day of the Withdrawal Charge Period will automatically transfer the Segment Value to the Segment Option’s one-year counterpart, if available, at the end of the Segment Term Period, unless you instruct otherwise. If a one-year counterpart is not available, we will allocate the Segment Value to the Fixed Segment Option, unless you instruct otherwise. Segment Options with a six-year Segment Term Period are available only during the first Contract Year. For applications signed prior to May 31, 2025 date, if you do not request a Transfer of the Segment Value of an expiring Segment Option with a six-year Segment Term Period, exercise a Performance Lock, or withdraw the Segment Value, we will allocate the Segment Value to the Fixed Segment Option. For applications signed on or after May 31, 2025, if you do not request a Transfer of the Segment Value of an expiring Segment Option with a six-year Segment Term Period, exercise a Performance Lock, or withdraw the Segment Value, we will allocate the Segment Value to its one-year counterpart, if available unless you instruct otherwise. If a one-year counterpart is not available for an expiring Segment Option, we will allocate the Segment Value to the Fixed Segment Option, unless you instruct otherwise.

Our Financial Strength and Claims-Paying Ability
    As an insurance company, we are required by state law to hold a specified amount of reserves in order to meet all contractual obligations of our General Account to Owners. We monitor our reserves so that we hold sufficient amounts to meet actual or expected Contract or claims payments. It is important to note, however, that there is no guarantee that we will always be able to meet our claims paying obligations and that there are risks to purchasing any insurance product. We encourage both existing and future Owners to read and understand our financial statements, prepared in accordance with accounting practices prescribed and permitted by the Iowa Insurance Division, which are included in the Statement of Additional Information .

    No Company other than Athene Annuity and Life Company has any legal responsibility to pay amounts owed under the Contracts. You should look to the financial strength of the Company for its claims paying ability to pay amounts owed under the Contract.

The General Account holds all our assets other than the assets of our Separate Accounts. The General Account assets support the guarantees under the Contracts as well as our other general obligations. Assets in the General Account are not segregated for the benefit of any particular Contract or obligation. General Account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as payment of salaries, rent and ordinary business expenses.

As an insurance company, we are required by state law to hold a specified amount of reserves in order to meet all our contractual obligations of our General Account to Contract Owners. We monitor our reserves so that we hold sufficient amounts to meet actual and expected Contract or claims payments. It is important to note, however, that there is no guarantee that we will always be able to meet our claims paying obligations and that there are risks to purchasing any insurance product. We encourage both existing and future Contract Owners to read and understand our financial statements, prepared in accordance with accounting practices prescribed and permitted by the Iowa Insurance Division, which are included in the Statement of Additional Information.

Reliance on Rule 12h-7
The Company relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

Regulatory Protection
    The Company is not an investment company and is not registered as an investment company under the Investment Company Act of 1940. The protections provided to investors by that Act are not applicable to the Contract.

No Ownership of Underlying Securities
    Purchasing the Contract is not equivalent to purchasing shares in a mutual fund that invests in securities comprising the indices, nor is it equivalent to directly investing in such securities. Hence, you will not be investing in the Reference Index, in any stock included in the Reference Index, in a mutual fund or exchange-traded fund that tracks the Reference Index, or any underlying securities.

The Separate Account
    The Separate Account, in which we hold reserves for obligations we provide under the Contract, is established under Iowa law. The portion of the assets of the Separate Account equal to the reserves and other Contract liabilities with respect to the separate account will not be chargeable with liabilities arising out of any other business we conduct. Owners do not participate in the performance of assets held in the Separate Account and do not have any claim on such assets. The Separate Account is not registered under the Investment Company Act of 1940.

    We own the assets of the Separate Account, as well as any favorable investment performance on those assets. We are obligated to pay all money we owe under the Contract. If the assets in the Separate Account are insufficient to pay when due amounts guaranteed under the Contracts, the General Account may fund shortfalls in the Separate Account or guarantee the performance of such obligations by making such payments. Any excess in assets in the Separate Account over the amount which qualifies to be applied against the reserves and other liabilities under the Contract may be transferred to the General Account.

    General Account assets support guarantees under the Contract as well as our other general obligations. General Account assets are not segregated for the benefit of any particular Contract or obligation. We guarantee all benefits relating to your value in the Contract, regardless of whether assets supporting it are held in the Separate

Account or our General Account. You should look to the financial strength of the Company for its claims-paying ability to pay amounts owed under the contract .

Cybersecurity and Business Continuity Risk
    Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information systems failure (e.g. hardware and software malfunctions) and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service on our website, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyberattacks affecting us, the indices, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyberattacks may interfere with our processing of Contract transactions, including the processing of Transfer Requests, impact our ability to calculate Segment Values or Segment Interim Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the underlying securities in which the indices invest, which may cause the indices in your Contract to lose value. We may not be able to anticipate, detect, repel or implement effective preventative measures against all such threats, particularly because the techniques used are constantly evolving and increasingly sophisticated.
All of these risks are also applicable where the Company relies on third-party suppliers to provide products and services to the Company’s customers. While the Company requires critical third party suppliers to implement and maintain effective cybersecurity and data protection measures, we cannot guarantee that third parties and infrastructure in our supply chain have not been compromised or that they do not contain exploitable defects that could result in a disruption to our information technology systems or third party information technology systems that support the Company's insurance products. Our ability to monitor these third parties’ information securities practices is limited, and these third party suppliers may not have adequate information security measures in place. In addition, if one of the Company’s third party suppliers suffers a security breach, which has happened in the past, the Company's ability to respond may be limited because we do not have direct access to the third party’s supplier’s systems, logs and other information related to the security breach.

    Other disruptive events, including but not limited to natural disasters and public health crises may adversely affect our ability to conduct business, including if our employees or employees of service providers are unable to perform their responsibilities as a result of such event. Cybersecurity breaches and other disruptions to our business can interfere with our processing Contract transactions, such as the processing of transfers between Segment Options on the Segment End Date, impact our ability to calculate the various components of Contract Value, cause the release of confidential information, or other operational issues.

Company Related Risk Factors
Risks Relating to Business Operations

The Company’s financial condition, results of operations, liquidity and cash flows depend on the accuracy of our management’s assumptions and estimates, and we could experience significant gains or losses if these assumptions and estimates differ significantly from actual results.

    The Company makes and relies on certain assumptions and estimates regarding many matters related to its business, including valuations, interest rates, investment returns, expenses and operating costs, tax assets and liabilities, tax rates, business mix, surrender activity, mortality and contingent liabilities. The Company also uses these assumptions and estimates to make decisions crucial to its business operations, including establishing pricing, target returns and expense structures for its products and pension group annuity transactions; determining the amount of reserves it is required to hold for its policy liabilities; determining the price it will pay to acquire or reinsure business; determining the hedging strategies we employ to manage risks to its business and operations; and

determining the amount of regulatory and rating agency capital it must hold to support its business. The factors influencing these assumptions and estimates cannot be calculated or predicted with certainty, and if these assumptions and estimates differ significantly from actual outcomes and results, the Company’s financial condition, result of operations, liquidity and cash flows may be materially and adversely affected. Certain of the assumptions relevant to the Company's business are discussed in greater detail below.

•Insurance Products and Liabilities. Pricing of the Company’s annuity and other insurance products, whether issued by the Company or acquired through reinsurance or acquisitions, is based upon assumptions about persistency, mortality and the rates at which optional benefits under insurance products are elected. A factor which may affect persistency for some of the Company's products is the value of guaranteed minimum benefits. An increase in the value of guaranteed minimum benefits could result in the Company's policies remaining in force longer than we have estimated, which could adversely affect the Company's results of operations. This could be caused by extended periods of poor equity market performance and/or low interest rates, developments affecting customer perception and other factors outside the Company's control. Alternatively, the Company's persistency estimates could be negatively affected during periods of rising equity markets or interest rates or by other factors outside the Company's control, which could result in fewer policies remaining in force than estimated. Therefore, the Company's results will vary based on deviations from expected policyholder behavior.
If emerging or actual experience deviates from the Company’s assumptions, such deviations could have a significant effect on the Company's business, financial condition, results of operations, liquidity and cash flows. For example, a significant portion of the Company’s in-force and newly issued products contain riders that offer guaranteed lifetime income or death benefits. These riders expose the Company to mortality, longevity and policyholder behavior risks. If actual utilization of certain rider benefits is adverse when compared to the Company’s estimates used in setting its reserves for future policy benefits, these reserves may prove to be inadequate and the Company may be required to increase such reserves. More generally, deviations from the Company's pricing expectations could result in the Company earning less of a spread between the investment income earned on the Company's assets and the interest credited to such products and other costs incurred in servicing the products, or may require the Company to make more payments under certain products than it had projected.

•Determination of Fair Value. The Company holds securities, derivative instruments and other assets and liabilities that must be, or at the Company's election are, measured at fair value. Fair value represents the anticipated amount that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction. The determination of fair value involves the use of various assumptions and estimates, and considerable judgment may be required to estimate fair value. Accordingly, estimates of fair value are not necessarily indicative of the amounts that could be realized in a current or future market exchange. As such, changes in, or deviations from, the assumptions used in such valuations can significantly affect the Company’s financial condition and results of operations. During periods of market disruption, including periods of rapidly changing credit spreads or illiquidity, if trading becomes less frequent or market data becomes less observable, it has been and will likely continue to be difficult to value certain of the Company’s investments. Further, rapidly changing credit and equity market conditions could materially impact the valuation of investments as reported within the Company's financial statements, and the period-to-period changes in value could vary significantly. Even if the Company’s assumptions and valuations are accurate at the time that they are made, the market value of the Company’s investments could subsequently decline, which could materially and adversely impact the financial condition, results of operations or cash flows.
•Hedging Strategies. The Company uses, and may in the future use, derivatives and reinsurance contracts to hedge risks related to current or future changes in the fair value of its assets and liabilities; current or future changes in cash flows; changes in interest rates, equity markets and credit spreads; the occurrence of credit defaults; currency fluctuations; and changes in mortality and longevity. The Company uses equity derivatives to hedge the liabilities associated with its Fixed Indexed Annuities. The Company’s hedging strategies rely on assumptions and projections regarding the Company’s assets and liabilities, as well as general market factors and the creditworthiness of the Company’s counterparties, any or all of which may prove to be incorrect or inadequate. Accordingly, the Company’s hedging activities may not have the desired impact. The Company may also incur significant losses on hedging transactions.
•Financial Statements. The preparation of the consolidated financial statements of the Company requires management to make various estimates and assumptions that affect the amounts reported therein. These estimates include, but are not limited to, the fair value of investments, impairment of investments and valuation allowances, the valuation of derivatives, including embedded derivatives; future policy benefit and market risk benefit reserves; valuation allowances on deferred tax assets; and stock-based compensation. The assumptions and estimates required for these calculations involve judgment and by their nature are imprecise and subject to changes and revisions over time. Accordingly, the Company’s financial condition and results of operations may be adversely affected if actual results differ from assumptions or if assumptions are materially revised.

The Company relies significantly on third parties for various services, and the Company may be held responsible for obligations that arise from the acts or omissions of third parties under the third parties’ respective agreements with the Company if the third parties are deemed to have acted on the Company’s behalf.
The Company relies significantly on third parties to provide various services that are important to the Company’s business, including investment, distribution and administrative services. As such, the Company’s business may be affected by the performance of those parties. Additionally, the Company’s operations are dependent on various technologies, some of which are provided or maintained by certain key outsourcing partners and other parties.

Many of the Company’s products and services are sold through third-party intermediaries. In particular, the Company is reliant on such intermediaries to describe and explain these products and services to potential customers, and although the Company takes precautions to avoid this result, such intermediaries may be deemed to have acted on its behalf. If that occurs, the intentional or unintentional misrepresentation of the Company’s products and services in advertising materials or other external communications, or inappropriate activities by an intermediary or personnel employed by an intermediary could result in liability for the Company and have an adverse effect on its reputation and business prospects, as well as lead to potential regulatory actions or litigation involving or against the Company. In addition, the Company relies on third-party administrators (“TPAs”) to administer a portion of its annuity contracts. Some of the Company’s reinsurers also use TPAs to administer business which the Company reinsures to them. To the extent any of these TPAs do not administer such business appropriately, the Company has and may in the future experience customer complaints, regulatory intervention and other adverse impacts, which could affect its future growth and profitability. If any of these TPAs or their employees are found to have made material misrepresentations to the Company’s policyholders, violated applicable insurance, privacy or other laws and regulations or otherwise engaged in misconduct, the Company could be held liable for their actions and be subject to regulatory scrutiny, which could adversely affect the Company’s reputation, business prospects, financial condition, results of operations, liquidity and cash flows.

Additionally, past or future misconduct by the Company’s agents that distribute the Company's products or by employees of the Company's vendors could result in violations of law by the Company, regulatory sanctions and/or serious reputational or financial harm and the precautions the Company takes to prevent and detect this activity may not be effective in all cases. Although the Company employs controls and procedures designed to monitor associates’ business decisions and to prevent the Company from taking excessive or inappropriate risks, associates may take such risks in circumvention of such controls and procedures.

Risks Relating to Market and Credit Risk

The Company is dependent on certain reinsurance arrangements with AARe .

      The Company has entered into certain coinsurance funds withheld agreements (“FWH Agreements”) and modified coinsurance agreements (“Modco Agreements”) with Athene Annuity Re Ltd., an affiliated reinsurance company organized under the laws of Bermuda (“AARe”). Pursuant to the FWH Agreements and the Modco Agreements, the Company generally cedes to AARe 80% to 100% of its business . The Company expects to cede to AARe, on a modified coinsurance basis, 80% of all liabilities arising out of the Contract.

Under each FWH Agreement, the Company transfers the reserves to AARe and is required to establish a funds withheld account at the inception of the reinsurance relationship with assets equal to the gross statutory reserves corresponding to the ceded business (the “Reserves”). Under each Modco Agreement, the Company retains the Reserves and keeps the assets supporting the Reserves in a modified coinsurance account. Payments on the liabilities ceded by the Company are made from the applicable modified coinsurance account or funds withheld account (as applicable) when due. To the extent that the assets maintained in a modified coinsurance account or a funds withheld account are less than the corresponding Reserves, AARe is required to transfer assets to the Company to be deposited into the applicable account upon settlement. Should AARe fail to make any such transfer, the Company’s ability to make payments on a ceded liability could be adversely affected.

Due to the FWH Agreements and the Modco Agreements, the amount of capital and surplus that the Company is required to maintain is less than what would be required if the insurance liabilities were not ceded to AARe. Therefore, the Company may have fewer assets available to make payments under its insurance liabilities in the event of a default by AARe. AARe, on the one hand, and the Company, on the other hand, may agree to modify or terminate any of the FWH Agreements and the Modco Agreements without the consent of policyholders, and such modification or termination may be detrimental to the interests of such policyholders and the Company’s ability to satisfy its financial obligations may be adversely affected.

Risks Relating to Liquidity and Regulatory Capital

As a financial services company, the Company is exposed to liquidity risk, which is the risk that the Company is unable to meet near-term obligations as they come due.

Liquidity risk is a manifestation of events that are driven by other risk types (e.g. market, policyholder behavior, operational). A liquidity shortfall may arise in the event of insufficient funding sources or an immediate and significant need for cash or collateral. In addition, it is possible that expected liquidity sources, such as the Company's credit facilities, may be unavailable or inadequate to satisfy the liquidity demands described below. In particular, the war between Russia and Ukraine, the conflict in the Middle East, and inflation (and the responses by the US Federal Reserve) continue to contribute to volatility in the financial markets and may restrict the liquidity sources available to the Company and further may result in an increase of the Company's liquidity demands. The Company has liquidity exposure through its collateral market exposure, asset liability mismatch, dependence on the financial markets for funding and funding commitments. If a material liquidity demand is triggered and the Company is unable to satisfy the demand with the sources of liquidity readily available to us, it may have a material adverse impact on the Company's business, financial condition, results of operations, liquidity and cash flows.

General Risk Factors

The Company may be the target or subject of, and may be required to defend against or respond to, litigation, regulatory investigations or enforcement actions.

The Company operates in an industry in which various practices are subject to potential litigation, including class actions, and regulatory scrutiny. The Company, like other financial services companies, are involved in litigation and arbitration in the ordinary course of business and may be the subject of regulatory proceedings (including investigations and enforcement actions). Plaintiffs may seek large or indeterminate amounts of damages in litigation and regulators may seek large fines in enforcement actions. Given the large or indeterminate amounts sometimes sought, and the inherent unpredictability of litigation and enforcement actions, it is possible that an unfavorable resolution of one or more matters could have a material and adverse effect on the Company’s business, financial condition, results of operations and cash flows. Even if we ultimately prevail in any litigation or receive positive results from investigations, the Company could incur material legal costs or its reputation could be materially adversely affected.

13. Taxes

This section provides a summary explanation of the tax ramifications of purchasing a Contract. More detailed information about product taxation can be obtained in a document, which is available by calling the toll-free telephone number at the back of this prospectus. We do not provide individual tax advice. You should contact your tax advisor to discuss your Contract’s effects on your personal tax situation.

Tax Status of the Contracts
    When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in an annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

    Required Distributions. In order to be treated as an annuity Contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

    The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

    Other rules may apply to Qualified Contracts.

Taxation of Non-Qualified Contracts
    Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non- Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.

    Natural Persons. The following discussion generally applies to Contracts owned by natural persons.

    Withdrawals. When a Withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. The account value immediately before a Withdrawal may have to be increased by any positive Interest and/or Equity Adjustments that result from a Withdrawal. There is, however, no definitive guidance on the proper tax treatment of Interest and/or Equity Adjustments, and you may want to discuss the potential tax consequences of an Interest and Equity Adjustments with your tax adviser. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

    Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:
•made on or after the taxpayer reaches age 59½;
•made on or after the death of an Owner;
•attributable to the taxpayer’s becoming disabled; or
•made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

    Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

    Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of Annuity Payments, as determined when Annuity Payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

    Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity Contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as Annuity Payments instead of Withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as Withdrawals for tax purposes.

    Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant (if the Owner is a non-natural person). Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as Annuity Payments.

    Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

    Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

    Multiple Contracts. All non-qualified deferred annuity Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

    Further Information. We believe that the Contracts will qualify as annuity Contracts for Federal income tax purposes and the above discussion is based on that assumption.

Taxation of Qualified Contracts
    The tax rules applicable to Qualified Contracts vary according to the type of Qualified Contract and its terms and conditions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

    The Contract is available for purchase as an Individual Retirement Annuity or it may be purchased by an Individual Retirement Account for the benefit of the Underlying IRA Holder.

    Individual Retirement Annuities (IRAs), as defined in Section 408 of the Internal Revenue Code (the “Code”), permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless an exception applies. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

    Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

    Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your Contract, IRA Account or consult a tax advisor for more information about these distribution rules.

    Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

    In the case of a Withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable,

generally based on the ratio of the “investment in the Contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the Contract” generally equals the amount of any non-deductible Purchase Payment paid by or on behalf of any individual. In many cases, the “investment in the Contract” under a Qualified Contract can be zero.

Federal Estate, Gift and Generation-Skipping Transfer Taxes
    While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning advisor for more information.

    Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity Contract is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

    The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax
    Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Definition of Spouse under Federal Law
    The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Nonresident Aliens and Foreign Corporations
    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity Contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity Contract purchase.

1035 Exchanges
    Under Section 1035 of the Internal Revenue Code, you are permitted in most circumstances to directly transfer amongst annuities. If the transfer does not qualify as a 1035 exchange, you may be subject to federal income tax which does not preclude the potential for penalties. Both annuities and other tax qualified accounts, including this annuity Contract, may contain early Withdrawals provisions and therefore should be examined carefully. Please consult with your Financial Professional to discuss the costs and benefits. Please note that your Financial Professional will receive a commission if you replace your existing annuity with this annuity Contract.

Possible Tax Law Changes
    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

    We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

14. Legal Proceedings

    The Company and its insurance subsidiaries are subject to litigation arising in the ordinary course of their business, including litigation principally relating to their Fixed Indexed Annuity business. The Company cannot provide any assurance that its insurance coverage or that of its insurance subsidiaries will be adequate to cover all liabilities arising out of such claims. The outcomes of legal proceedings and claims brought against the Company or its insurance subsidiaries are subject to significant uncertainty. There is significant judgment required in assessing both the probability of an adverse outcome and the determination as to whether an exposure can be reasonably estimated. In management’s opinion, the ultimate disposition of any current legal proceedings or claims brought against the Company or its insurance subsidiaries will not have a material effect on the Company’s financial condition, results of operations or cash flows. Litigation is, however, inherently uncertain and an adverse outcome from such litigation could have a material effect on the operating results of a particular reporting period. In addition, from time to time, in the ordinary course of business and like others in the insurance and financial services industries, the Company and its insurance subsidiaries receive requests for information from government agencies in connection with such agencies’ regulatory or investigatory authority. Such requests can include financial or market conduct examinations, subpoenas or demand letters for documents to assist the government in audits or investigations. The Company and its insurance subsidiaries review such requests and notices and take appropriate action. The Company and its insurance subsidiaries have been subject to certain requests for information and investigations in the past and could be subject to them in the future.

15. Financial Statements

    The Financial Statements for the Company are incorporated by reference in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, please contact us or your Financial Professional.

16. Other Information

Assignment
    To the extent allowed by applicable State law, we reserve the right to refuse our consent to any assignment at any time on a nondiscriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. Unless otherwise restricted by Endorsement, you may request to assign or transfer your rights under the Contract by Notifying us. We will not be bound by an assignment until we acknowledge it. If your Contract is assigned, the assignment will take effect on the date the Notice was signed, subject to any action taken by us before receipt of the Notice. We have no liability under any assignment for our actions or omissions done in good faith. In addition, we shall not be liable for any tax consequences you may incur due to the assignment of your Contract.

Distribution
Athene Securities, a wholly owned subsidiary of Athene Holding Ltd. (Athene), serves as distributing underwriter for the Contracts. Athene Securities is registered as a broker-dealer with the SEC under the 1934 Act, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry
Regulatory Authority (FINRA). Athene Securities is a member of the Securities Investors Protection Corporation.
You may contact FINRA by calling 1-800-289-9999 or online at www.finra.org for information about Athene
Securities or your broker-dealer and their respective registered persons. An investor brochure that includes information describing FINRA is available both online and through the telephone number.

We have entered into an underwriting agreement with Athene Securities for the distribution of the
Contracts. Athene Securities also may perform various administrative services on our behalf.

We may fund Athene Securities’ operating and other expenses, including overhead, legal and accounting fees, Financial Professional training, compensation for the Athene Securities management team and our internal wholesalers, and other expenses associated with the Contracts. Financial Professionals are also eligible for various benefits, such as production incentive bonuses, and non-cash compensation items that we may provide jointly with Athene Securities. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

We offer Contracts on a continuous basis. Contracts are sold only by licensed Financial Professionals in those states where the Contracts may be lawfully sold. Athene Securities does not itself sell the Contracts on a retail basis. Rather, Athene Securities enters into selling agreements with unaffiliated broker-dealer firms (the “selling broker-dealers”) for the sale of the Contracts through those firms and their Financial Professionals. The Financial
Professionals will be registered representatives of the selling broker-dealers that are registered as broker-dealers under the 1934 Act and members of FINRA.

Under the distribution agreement we pay selling commissions to Athene Securities, which Athene
Securities re-allows to the selling broker-dealers. The amount and timing of commissions paid to selling broker dealers may vary depending on the selling agreements and the Contract sold but will not be more than 7% of the Purchase Payment. Some selling broker-dealers may elect to receive a smaller amount of commission at the time of the sale and an ongoing trail commission for as long as the Contract remains in effect or as agreed in the selling agreement. We may pay or allow other promotional incentives or payments to selling broker-dealers in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations.

The Financial Professionals who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the selling broker-dealers in the form of commissions or other compensation, depending on the agreement between the selling broker-dealer and the Financial Professional. The Financial
Professionals are also eligible for various cash benefits, such as bonuses, insurance benefits, and financing arrangements, and non-cash items. Non-cash items include conferences seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise, priority operations support, preferred programs, and other similar items. Sales of the Contracts may help Financial Professionals qualify for such benefits.

We may also pay compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of ours, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Financial Professionals of the selling broker-dealers. These allowances may be based on a percentage of the Purchase Payment.

In addition to the compensation described above, we may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to selling broker-dealers and wholesaling broker-dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all broker-dealers, and the terms of any particular agreement governing the payments may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the broker-dealers’ preferred or recommended list, increased access to the selling broker-dealers’ registered representatives for purposes of promoting sales of our products, assistance in training and education of the Financial Professionals, and opportunities for us to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular broker-dealer’s actual or expected aggregate sales of our index-linked annuity Contracts (including the
Contract) and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Financial Professional.

A portion of the payments made to selling firms may be passed to their Financial Professionals. Financial
Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your purchase of a Contract.

Commissions and other incentives or payments described above are not charged directly to you. We intend to recoup commission and other expenses through fees and charges deducted under the Contract.

Owner Questions
    The obligations to the Owner under the Contracts are ours. Please direct your questions and concerns to us at our Administrative Office.

State Regulation
    As a life insurance company organized and operated under the laws of the State of Iowa, we are subject to provisions governing life insurers and to regulation by the Iowa Commissioner of Insurance. Our books and accounts are subject to review and examination by the Iowa Division of Insurance.

Evidence of Death, Age, Gender, or Survival
    We may require proof of the age, gender, death, or survival of any person or persons before acting on any applicable Contract provision.

Legal Matters
Eversheds Sutherland (US) LLP has provided advice on certain matters relating to the application of federal securities law to the Contracts.

Statements
    Account Statements will be provided to you periodically, but not less frequently than annually by us, your IRA custodian, or a designated third party.

Appendix A: Investment Options Available Under the Contract

Index-Linked Segment Options

The following is a list of Index-Linked Segment Options currently available under the Contract. We may change the features of the Index-Linked Segment Options (including the Index, the current Cap Rate, the current Participation Rate, the current Downside Participation Rate, and the current Trigger Rate), offer new Index-Linked Segment Options and terminate existing Index-Linked Segment Options. We will provide you with written notice before making any changes other than changes to current Cap Rates, Trigger Rates, Participation Rates, and Downside Participation Rate. Information about current Cap Rates, Trigger Rates, Participation Rates, and Downside Participation Rates are available at www.athene.com/amplify2-rates.

Note: Amounts withdrawn from an Index-Linked Segment Option before the Segment End Date will be subject to an Equity Adjustment; amounts withdrawn from any Segment Option during the first six Contract Years that is subject to a withdrawal charge will also be subject to an Interest Adjustment. These adjustments may result in a significant reduction of your Contract Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Segment Term Period.

See Index-Linked Segment Options of the prospectus for a description of the Index-Linked Segment Option features and Charges and Adjustments of the prospectus for more information about Segment Fee that is deducted from Index-Linked Segment Options and the Equity Adjustment and the Interest Adjustment.

Index[1]	Type of Index	Segment Term Period	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Segment Term Period)	Minimum Limit on Index Gain (for the life of the Index-Linked Segment Option)
S&P 500® (SPX)	Market Index	1-Year	Point-to-Point	20% Buffer Rate	2% Cap Rate
S&P 500® (SPX)	Market Index	1-Year	Point-to-Point	10% Buffer Rate	2% Cap Rate
Nasdaq-100® (NDX)	Market Index	1-Year	Point-to-Point	10% Buffer Rate	2% Cap Rate
Shiller Barclay’s CAPE® (BXIIMSTN)[2]	US Sector Large Cap ETFs	1-Year	Point-to-Point	10% Buffer Rate	2% Cap Rate
Russell 2000® (RTY)	Market Index	1-Year	Point-to-Point	10% Buffer Rate	2% Cap Rate
MSCI EAFE (MXEA)	Market Index	1-Year	Point-to-Point	10% Buffer Rate	2% Cap Rate
S&P 500® (SPX)	Market Index	1-Year	Dual Direction[3]	10% Buffer Rate	2% Cap Rate
S&P 500® (SPX)	Market Index	1-Year	Trigger[3]	10% Buffer Rate	1% Trigger Rate

S&P 500® (SPX)	Market Index	1-Year	Dual Trigger[3]	20% Buffer Rate	0.50% Trigger Rate
S&P 500® (SPX)	Market Index	1-Year	Dual Trigger[3]	10% Buffer Rate	0.50% Trigger Rate
S&P 500® (SPX)	Market Index	2-Year	Point-to-Point	20% Buffer Rate	4% Cap Rate
S&P 500® (SPX)	Market Index	2-Year	Point-to-Point	10% Buffer Rate	4% Cap Rate
Nasdaq-100® (NDX)	Market Index	2-Year	Point-to-Point	10% Buffer Rate	4% Cap Rate
Shiller Barclay’s CAPE® (BXIIMSTN)[2]	US Sector Large Cap ETFs	2-Year	Point-to-Point	10% Buffer Rate	4% Cap Rate
Russell 2000® Index	Market Index	2-Year	Point-to-Point	10% Buffer Rate	4% Cap Rate
MSCI EAFE (MXEA)	Market Index	2-Year	Point-to-Point	10% Buffer Rate	4% Cap Rate
S&P 500® (SPX)	Market Index	6-Year	Point-to-Point	30% Buffer Rate[3]	12% Cap Rate
S&P 500® (SPX)	Market Index	6-Year	Point-to-Point	20% Buffer Rate	12% Cap Rate
S&P 500® (SPX)	Market Index	6-Year	Point-to-Point	10% Buffer Rate	12% Cap Rate
Nasdaq-100® (NDX)	Market Index	6-Year	Point-to-Point	10% Buffer Rate	12% Cap Rate
Shiller Barclay’s CAPE® (BXIIMSTN)[2]	US Sector Large Cap ETFs	6-Year	Point-to-Point	10% Buffer Rate	12% Cap Rate
S&P 500® (SPX), Russell 2000® (RTY), MSCI EAFE (MXEA)	Blended Market Index	6-Year	Performance Blend	10% Buffer Rate	12% Cap Rate
S&P 500® (SPX)	Market Index	6-Year	Milestone Lock	10% Buffer Rate	12% Cap Rate
S&P 500® (SPX)	Market Index	6-Year	Dual Direction[3]	20% Buffer Rate	12% Cap Rate
S&P 500® (SPX)	Market Index	6-Year	Dual Trigger[3]	30% Buffer Rate	3% Trigger Rate

S&P 500® (SPX)	Market Index	6-Year	Dual Trigger[3]	20% Buffer Rate	3% Trigger Rate
S&P 500® (SPX)	Market Index	6-Year	Dual Trigger[3]	10% Buffer Rate	3% Trigger Rate

(1)    Each Index, other than the Shiller Barclay’s CAPE® Index, is a price return index and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Change and may cause the Index to underperform a direct investment in the securities composing the Index.
(2)    This Index deducts fees and costs when calculating Index performance. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
(3)    These Segment Options will only be available on Contracts with an application signed date on or after
May 31st, 2025.

The Buffer Rate on each currently offered Index-Linked Segment Option is guaranteed not to change for the life of the Contract. Currently, each Index-Linked Segment Option offered has a Buffer Rate of 10%, 20% or 30%. This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, up to 80% with a 20% Buffer Rate, and up to 70% with a 30% Buffer Rate. For currently offered Index-Linked Segment Options, the Buffer Rate will always be at least 10%. For any future Index-Linked Segment Options offered under this Contract, the Buffer Rate will always be at least 1%. With a 1% Buffer Rate, you could lose up to 99% of the amount you invest in an Index-Linked Segment Option due to poor investment performance.

We guarantee that the minimum Cap Rate will be at least 2% for new 1-year Segment Term Periods, 4% for new 2-year Segment Term Periods , and 12% for new 6-year Segment Term Periods (6-year Segment Options are not renewable) , respectively, and that the minimum Participation Rate and minimum Downside Participation Rate will be at least 100%. We guarantee the minimum Trigger Rate will be at least 1% for new 1-Year Trigger Segment Options, 0.50% for new 1-Year Dual Trigger Segment Options , and 3.0% for new 6-year Dual Trigger Segment Options . We reserve the right to offer Index-Linked Segment Options with different types of limits on Index gains.

Fixed Segment Option

The following is the Fixed Segment Option currently available under the Contract. We may change the features of the Fixed Segment Option listed below, offer a new Fixed Segment Option and terminate existing Fixed Segment Option. We will provide you with written notice before doing so.

If amounts are withdrawn from the Fixed Segment Option during the first six years of the Contract, we will apply an Interest Adjustment to any portion of a Withdrawal that is subject to a Withdrawal Charge. This may result in a significant reduction to the net proceeds you receive from the Withdrawal. Withdrawal Charges, taxes, and tax penalties may also apply.

See Fundamentals of the Fixed Crediting Method section of the prospectus for a description of the Fixed Segment Option features.

Name	Segment Term Period	Minimum Annual Interest Rate
Fixed Segment Option	1-Year	0.15%

Default Re-allocation Rules
The below table shows, for each Segment Option, the default Segment Option to which funds will be re-allocated to after the Withdrawal Charge Period.

Initial Segment Option	Default Re-Allocation after Withdrawal Charge Period
	For applications signed prior to May 31, 2025	For applications signed on or after May 31, 2025
1-Yr Point-to-Point Buffer (SPX) - 20% Buffer	1-Yr Point-to-Point Buffer (SPX) - 20% Buffer
1-Yr Dual Trigger Buffer (SPX) - 20% Buffer	N/A	1-Yr Dual Trigger Buffer (SPX) - 20% Buffer
1-Yr Point-to-Point Buffer (SPX) -10% Buffer	1-Yr Point-to-Point Buffer (SPX) -10% Buffer
1-Yr Point-to-Point Buffer (NDX)	1-Yr Point-to-Point Buffer (NDX)
1-Yr Point-to-Point Buffer (BXIIMSTN)	1-Yr Point-to-Point Buffer (BXIIMSTN)
1-Yr Point-to-Point Buffer (RTY)	1-Yr Point-to-Point Buffer (RTY)
1-Yr Trigger Buffer (SPX)	N/A	1-Yr Trigger Buffer (SPX)
1-Yr Dual Trigger Buffer (SPX) - 10% Buffer	N/A	1-Yr Dual Trigger Buffer (SPX) - 10% Buffer
1-Yr Dual Direction Buffer (SPX)	N/A	1-Yr Dual Direction Buffer (SPX)
1-Yr Point-to-Point Buffer (MXEA)	1-Yr Point-to-Point Buffer (MXEA)
2-Yr Point-to-Point Buffer (SPX) - 20% Buffer	1-Yr Point-to-Point Buffer (SPX) - 20% Buffer
2-Yr Point-to-Point Buffer (SPX) - 10% Buffer	1-Yr Point-to-Point Buffer (SPX) - 10% Buffer
2-Yr Point-to-Point Buffer (NDX)	1-Yr Point-to-Point Buffer (NDX)
2-Yr Point-to-Point Buffer (BXIIMSTN)	1-Yr Point-to-Point Buffer (BXIIMSTN)
2-Yr Point-to-Point Buffer (RTY)	1-Yr Point-to-Point Buffer (RTY)
2-Yr Point-to-Point Buffer (MXEA)	1-Yr Point-to-Point Buffer (MXEA)
6-Yr Point-to-Point Buffer (SPX) - 30% Buffer	N/A	1-Yr Point-to-Point Buffer (SPX) - 20% Buffer
6-Yr Dual Trigger Buffer (SPX) - 30% Buffer	N/A	1-Yr Dual Trigger Buffer (SPX) - 20% Buffer
6-Yr Point-to-Point Buffer (SPX) - 20% Buffer	Fixed	1-Yr Point-to-Point Buffer (SPX) - 20% Buffer
6-Yr Dual Direction Buffer (SPX) - 20% Buffer	N/A	1-Yr Dual Direction Buffer (SPX) - 10% Buffer
6-Yr Dual Trigger Buffer (SPX) - 20% Buffer	N/A	1-Yr Dual Trigger Buffer (SPX) - 20% Buffer
6-Yr Point-to-Point Buffer (SPX) - 10% Buffer	Fixed	1-Yr Point-to-Point Buffer (SPX) - 10% Buffer
6-Yr Dual Trigger Buffer (SPX) - 10% Buffer	N/A	1-Yr Dual Trigger Buffer (SPX) - 10% Buffer
6-Yr Point-to-Point Buffer (NDX)	Fixed	1-Yr Point-to-Point Buffer (NDX)
6-Yr Point-to-Point Buffer (BXIIMSTN)	Fixed	1-Yr Point-to-Point Buffer (BXIIMSTN)
6-Yr Point-to-Point Buffer (SPX, RTY, MXEA)	Fixed
6-Yr Milestone Lock (SPX)	Fixed

Appendix B - Segment Interim Value Examples

The following examples pertain to applications signed prior to May 31, 2025.
Example B1
The following table of inputs is used in Example B1. Additionally, an implied volatility of 24%, index dividend yield of 1.95%, and swap rate of 2.60% are assumed. These values are hypothetical for the purpose of illustrating the calculations and are not intended to reflect available values in the market on any given date. Each example assumes that the Segment Value on the Segment Start Date is $100,000.
Each scenario also compares the Equity Adjustment Factor at the time of the calculation to the Segment Credit percentage that would apply on the Segment End Date if the Index Value remains at its current level. This assumption is made for illustrative purposes only. The Index Value will most likely change between the date on which the Interim Value is calculated and the Segment End Date.

	1-Year Point-to-Point Segment Option	2-Year Point-to-Point Segment Option	6-Year Point-to-Point Segment Option
Contract Date
Interest Adjustment index value	1.00%	1.00%	1.00%
Segment Start Date
Segment Term Period (in Months)	12	24	72
Segment Option Index Value	100	100	100
Participation Rate	100%	100%	100%
Cap Rate	18%	25%	100%
Buffer Rate	10%	10%	20%
Segment Fee	0.95%	0.95%	0.95%
Example B1
Time Elapsed Since Contract Date	6	6	6
Time Remaining in Segment Term Period	6	18	66
Segment Value (a)	$99,525.00	$99,525.00	$99,525.00
Example B1A: Interest Rates decreased 50bps. Index Value decreased 25%.
Equity Adjustment (b)	($15,845.09)	($15,898.46)	($15,087.12)
Interest Adjustment (c)	$2,477.27	$2,477.27	$2,477.27
Segment Interim Value (a) + (b) + (c) = (d)	$86,157.18	$86,103.81	$86,915.15
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$78,995.18	$78,941.81	$79,753.15
Equity Adjustment Factor	-15.92%	-15.97%	-15.16%
Segment Credit percentage on Segment End Date if Index Value remains at current level	-15.00%	-15.00%	-5.00%
Example B1B: Interest Rates decreased 50bps. Index Value decreased 10%.
Equity Adjustment (b)	($4,190.80)	($4,960.70)	$(5,212.42)
Interest Adjustment (c)	$2,477.27	$2,477.27	$2,477.27
Segment Interim Value (a) + (b) + (c) = (d)	$97,811.47	$97,041.58	$96,789.85
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$90,649.47	$89,879.58	$89,627.85
Equity Adjustment Factor	-4.21%	-4.98%	-5.24%

Segment Credit percentage on Segment End Date if Index Value remains at current level	0.00%	0.00%	0.00%
Example B1C: Interest Rates decreased 50bps. Index Value increased 25%.
Equity Adjustment (b)	$12,758.81	$12,419.64	$15,112.47
Interest Adjustment (c)	$2,477.27	$2,477.27	$2,477.27
Segment Interim Value (a) + (b) + (c) = (d)	$114,761.09	$114,421.91	$117,114.75
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$107,599.09	$107,259.91	$109,952.75
Equity Adjustment Factor	12.82%	12.48%	15.18%
Segment Credit percentage on Segment End Date if Index Value remains at current level	18.00%	25.00%	25.00%
Example B1D: Interest Rates decreased 50bps. Index Value increased 10%.
Equity Adjustment (b)	$7,294.55	$6,355.32	$6,880.79
Interest Adjustment (c)	$2,477.27	$2,477.27	$2,477.27
Segment Interim Value (a) + (b) + (c) = (d)	$109,296.82	$108,357.59	$108,883.06
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$102,134.82	$101,195.59	$101,721.06
Equity Adjustment Factor	7.33%	6.39%	6.91%
Segment Credit percentage on Segment End Date if Index Value remains at current level	10.00%	10.00%	10.00%
Example B1E: No change in Interest Rates or Index Value
Equity Adjustment (b)	$2,095.73	$1,172.26	$990.27
Interest Adjustment (c)	$0.00	$0.00	$0.00
Segment Interim Value (a) + (b) + (c) = (d)	$101,620.73	$100,697.26	$100,515.27
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$94,458.73	$93,535.26	$93,353.27
Equity Adjustment Factor	2.11%	1.18%	0.99%
Segment Credit percentage on Segment End Date if Index Value remains at current level	0.00%	0.00%	0.00%
Example B1F: Interest Rates increased 50bps. Index Value increased 10%.
Equity Adjustment (b)	$7,294.55	$6,355.32	$6,880.79
Interest Adjustment (c)	($2,398.82)	($2,398.82)	($2,398.82)
Segment Interim Value (a) + (b) + (c) = (d)	$104,420.73	$103,481.49	$104,006.97
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$97,258.73	$96,319.49	$96,844.97
Equity Adjustment Factor	7.33%	6.39%	6.91%
Segment Credit percentage on Segment End Date if Index Value remains at current level	10.00%	10.00%	10.00%
Example B1G: Interest Rates increased 50bps. Index Value increased 25%.
Equity Adjustment (b)	$12,758.81	$12,419.64	$15,112.47
Interest Adjustment (c)	($2,398.82)	($2,398.82)	($2,398.82)
Segment Interim Value (a) + (b) + (c) = (d)	$109,884.99	$109,545.82	$112,238.65
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$102,722.99	$102,383.82	$105,076.65

Equity Adjustment Factor	12.82%	12.48%	15.18%
Segment Credit percentage on Segment End Date if Index Value remains at current level	18.00%	25.00%	25.00%
Example B1H: Interest Rates increased 50bps. Index Value decreased 10%.
Equity Adjustment (b)	($4,190.80)	($4,960.70)	$(5,212.42)
Interest Adjustment (c)	($2,398.82)	($2,398.82)	($2,398.82)
Segment Interim Value (a) + (b) + (c) = (d)	$92,935.38	$92,165.48	$91,913.75
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$85,773.38	$85,003.48	$84,751.75
Equity Adjustment Factor	-4.21%	-4.98%	-5.24%
Segment Credit percentage on Segment End Date if Index Value remains at current level	0.00%	0.00%	0.00%
Example B1I: Interest Rates increased 50bps. Index Value decreased 25%.
Equity Adjustment (b)	($15,845.09)	($15,898.46)	($15,087.12)
Interest Adjustment (c)	($2,398.82)	($2,398.82)	($2,398.82)
Segment Interim Value (a) + (b) + (c) = (d)	$81,281.09	$81,227.71	$82,039.05
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$74,119.09	$74,065.71	$74,877.05
Equity Adjustment Factor	-15.92%	-15.97%	-15.16%
Segment Credit percentage on Segment End Date if Index Value remains at current level	-15.00%	-15.00%	-5.00%

Example B2
The following table of inputs is used in Example B2. Additionally, an implied volatility of 24%, index dividend yield of 1.95%, and swap rate of 2.60% are assumed. These values are hypothetical for the purpose of illustrating the calculations and are not intended to reflect available values in the market on any given date. Each example assumes that the Segment Value on the Segment Start Date is $100,000. Each example also assumes one Milestone Credit Percentage equal to 30% which was determined on the Contract's third Observation Date.

Milestone Lock Segment Option
Contract Date
Interest Adjustment index value	1.00%
Segment Start Date
Segment Term Period (in Months)	72
Segment Option Index Value	100
Participation Rate	100%
Cap Rate	100%
Milestone Threshold	25%
Milestone Credit Percentage 1	30%
Buffer Rate	10%
Segment Fee	0.95%
Example B2
Time Elapsed Since Contract Date	42

Time Remaining in Segment Term Period	30
Segment Value (a)	$96,675.00
Example B2A: Interest Rates decreased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value decreased 25% in six months since most recent Milestone Date.

Equity Adjustment (b)	$8,692.20
Interest Adjustment (c)	$1,082.07
Segment Interim Value (a) + (b) + (c) = (d)	$106,449.27
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$101,248.77
Example B2B: Interest Rates decreased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value decreased 10% in six months since most recent Milestone Date.

Equity Adjustment (b)	$24,368.73
Interest Adjustment (c)	$1,082.07
Segment Interim Value (a) + (b) + (c) = (d)	$122,125.80
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$116,925.30
Example B2C: Interest Rates decreased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value increased 25% in six months since most recent Milestone Date.

Equity Adjustment (b)	$58,814.71
Interest Adjustment (c)	$1,082.07
Segment Interim Value (a) + (b) + (c) = (d)	$156,571.78
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$151,371.25
Example B2D: Interest Rates decreased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value increased 10% in six months since most recent Milestone Date.

Equity Adjustment (b)	$44,495.52
Interest Adjustment (c)	$1,082.07
Segment Interim Value (a) + (b) + (c) = (d)	$142,252.60
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$137,052.10
Example B2E: No change in Interest Rates. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. No change in Index Value in six months since most recent Milestone Date.
Equity Adjustment (b)	$34,550.55
Interest Adjustment (c)	$0.00
Segment Interim Value (a) + (b) + (c) = (d)	$131,225.55
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$126,025.05

Example B2F: Interest Rates increased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value increased 10% in six months since most recent Milestone Date.

Equity Adjustment (b)	$44,495.52
Interest Adjustment (c)	($1,063.49)
Segment Interim Value (a) + (b) + (c) = (d)	$140,107.04
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$134,906.54
Example B2G: Interest Rates increased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value increased 25% in six months since most recent Milestone Date.

Equity Adjustment (b)	$58,814.71
Interest Adjustment (c)	($1,063.49)
Segment Interim Value (a) + (b) + (c) = (d)	$154,426.22
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$149,225.72
Example B2H: Interest Rates increased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value decreased 10% in six months since most recent Milestone Date.

Equity Adjustment (b)	$24,368.73
Interest Adjustment (c)	($1,063.49)
Segment Interim Value (a) + (b) + (c) = (d)	$119,980.24
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$114,779.74
Example B2I: Interest Rates increased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value decreased 25% in six months since most recent Milestone Date.

Equity Adjustment (b)	$8,692.20
Interest Adjustment (c)	($1,063.49)
Segment Interim Value (a) + (b) + (c) = (d)	$104,303.71
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$99,103.21

Example B3
Example B3 below shows how the Equity Adjustment Factor would be determined for a hypothetical Performance Blend Segment Option six months (183 days) into the Segment Term Period, after the value of the derivative instruments have been determined for each index.

Example B3	On Segment Start Date	On Day Segment Interim Value is Calculated
Value of Derivative Instruments on S&P 500® Index[1]	11.15%	11.55%
Value of Derivative Instruments on Russell 2000® Index[1]	11.30%	11.65%
Value of Derivative Instruments on MSCI EAFE Index[1]	11.45%	11.50%
Weighted Value of Derivative Instruments on S&P 500® Index	2.23%[2]	3.47%[3]
Weighted Value of Derivative Instruments on Russell 2000® Index	3.39%	5.83%
Weighted Value of Derivative Instruments on MSCI EAFE Index	5.73%	2.30%
Aggregate Value of Derivative Instruments	11.35%[4]	11.59%
Equity Adjustment Factor	0.00%	1.19%[5]

(1)    Value of the derivative instruments as a percent of the Segment Start Date Index Price for each index
(2)     Value of the derivative instruments on the S&P 500® multiplied by 20%, as the S&P 500® had the lowest value of derivative instruments for the three indices on the Segment Start Date
(3)     Value of the derivative instruments on the S&P 500® multiplied by 30%, as the S&P 500® had the second highest value of derivative instruments for the three indices on the day the Segment Interim Value is calculated
(4)     Sum of the weighted values of derivative instruments for all three indices (2.23% + 3.39% + 5.73%)
(5)    The Equity Adjustment Factor is calculated as A - B x (1 - Y), where A equals the aggregate value of derivative instruments on the day the Segment Interim Value is calculated; B equals the aggregate value of derivative instruments on the Segment Start Date; and Y equals the number of days elapsed since the Segment Start Date, divided by the number of days in the Segment Term Period. In this example, A is 11.59%, B is 11.35%, and Y is 0.0836 = 183/(365 x 6) because six months (183 days) have elapsed since the Segment
Start Date in the six-year term. The Equity Adjustment Factor is therefore calculated as 11.59% - 11.35% x (1 - 0.0836) = 1.19% to the nearest basis point.

Example B4
Example B4 below shows how the Equity Adjustment Factor would be determined for a hypothetical Milestone Lock Segment Option three years and six months (1278 days) into the Segment Term Period, after the value of the derivative instruments have been determined for the Reference Index. For this hypothetical Milestone Lock Segment Option, the Milestone Credit Percentages were determined at the end of years one and three.

Example B4	Milestone Lock Segment Option
Value of Derivative Instruments on Segment Start Date[1]	11.15%
Value of Derivative Instruments on Day Segment Interim Value is Calculated[2]	11.55%
Milestone Credit Percentage at End of Year 1	27.50%
Milestone Credit Percentage at End of Year 2	Not Applicable
Milestone Credit Percentage at End of Year 3	29.25%
Equity Adjustment Factor[3]	79.18%[4]
(1)    Value of the derivative instruments as a percent of the Segment Start Date Index Price
(2)    Value of the derivative instruments as a percent of the most recent Milestone Date Index Price
(3)    Equity Adjustment Factor as of the day the Segment Interim Value is calculated
(4)     The Equity Adjustment Factor is calculated as [A x (1 + C) + C] - [B x (1 - Y)], where A equals the value of      derivative instruments on the day the Segment Interim Value is calculated; B equals the value of derivative instruments on the Segment Start Date; C equals the result of the following calculation: add one to each Milestone Credit Percentage, then multiply each of these sums together, then subtract one from the result; and Y equals the number of days elapsed since the Segment Start Date, divided by the number of days in the Segment Term Period. In this example, A is 11.55%, B is 11.15%, C is 64.79% = (1 + 27.50%) x (1 + 29.25%) - 1, and Y is 0.5836 = 1278/(365 x 6) because three years and six months (1278 days) have elapsed since the Segment Start Date and the Segment Term Period is six years. The Equity Adjustment Factor is therefore calculated as [11.55% x (1 + 64.79%) + 64.79%] - [11.15% x (1 - 0.5836)] = 79.18% to the nearest basis point.

The following examples pertain to applications signed on or after May 31, 2025.
Example B5
The following table of inputs is used in Example B5. Additionally, an implied volatility of 24%, index dividend yield of 1.95%, and swap rate of 2.60% are assumed. These values are hypothetical for the purpose of illustrating the calculations and are not intended to reflect available values in the market on any given date. Each example assumes that the Segment Value on the Segment Start Date is $100,000.
Each scenario also compares the Equity Adjustment Factor at the time of the calculation to the Segment Credit percentage that would apply on the Segment End Date if the Index Value remains at its current level. This assumption is made for illustrative purposes only. The Index Value will most likely change between the date on which the Interim Value is calculated and the Segment End Date.

	1-Year Point-to-Point Segment Option	2-Year Point-to-Point Segment Option	6-Year Point-to-Point Segment Option
Contract Date
Interest Adjustment index value	1.00%	1.00%	1.00%
Segment Start Date
Segment Term Period (in Months)	12	24	72

Segment Option Index Value	100	100	100
Participation Rate	100%	100%	100%
Cap Rate	18%	25%	100%
Buffer Rate	10%	10%	20%
Segment Fee	0.95%	0.95%	0.95%
Example B5
Time Elapsed Since Contract Date	6	6	6
Time Remaining in Segment Term Period	6	18	66
Segment Value (a)	$99,525.00	$99,525.00	$99,525.00
Example B5A: Interest Rates decreased 50bps. Index Value decreased 25%.
Equity Adjustment (b)	($15,845.09)	($15,898.46)	($15,087.12)
Interest Adjustment (c)	$2,462.74	$2,476.76	$2,305.93
Segment Interim Value (a) + (b) + (c) = (d)	$86,142.65	$86,103.29	$86,743.81
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$78,980.65	$78,941.29	$79,581.81
Equity Adjustment Factor	-15.92%	-15.97%	-15.16%
Segment Credit percentage on Segment End Date if Index Value remains at current level	-15.00%	-15.00%	-5.00%
Example B5B: Interest Rates decreased 50bps. Index Value decreased 10%.
Equity Adjustment (b)	($4,190.80)	($4,960.70)	$(5,212.42)
Interest Adjustment (c)	$2,462.74	$2,476.76	$2,305.93
Segment Interim Value (a) + (b) + (c) = (d)	$97,796.95	$97,041.06	$96,618.51
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$90,634.95	$89,879.06	$89,456.51
Equity Adjustment Factor	-4.21%	-4.98%	-5.24%
Segment Credit percentage on Segment End Date if Index Value remains at current level	0.00%	0.00%	0.00%
Example B5C: Interest Rates decreased 50bps. Index Value increased 25%.
Equity Adjustment (b)	$12,758.81	$12,419.64	$15,112.47
Interest Adjustment (c)	$2,462.74	$2,476.76	$2,305.93
Segment Interim Value (a) + (b) + (c) = (d)	$114,746.56	$114,421.40	$116,943.41
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$107,584.56	$107,259.40	$109,781.41
Equity Adjustment Factor	12.82%	12.48%	15.18%
Segment Credit percentage on Segment End Date if Index Value remains at current level	18.00%	25.00%	25.00%
Example B5D: Interest Rates decreased 50bps. Index Value increased 10%.
Equity Adjustment (b)	$7,294.55	$6,355.32	$6,880.79
Interest Adjustment (c)	$2,462.74	$2,476.76	$2,305.93
Segment Interim Value (a) + (b) + (c) = (d)	$109,282.29	$108,357.07	$108,711.72
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$102,120.29	$101,195.07	$101,549.72
Equity Adjustment Factor	7.33%	6.39%	6.91%

Segment Credit percentage on Segment End Date if Index Value remains at current level	10.00%	10.00%	10.00%
Example B5E: No change in Interest Rates or Index Value
Equity Adjustment (b)	$2,095.73	$1,172.26	$990.27
Interest Adjustment (c)	$0.00	$0.00	$0.00
Segment Interim Value (a) + (b) + (c) = (d)	$101,620.73	$100,697.26	$100,515.27
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$94,458.73	$93,535.26	$93,353.27
Equity Adjustment Factor	2.11%	1.18%	0.99%
Segment Credit percentage on Segment End Date if Index Value remains at current level	0.00%	0.00%	0.00%
Example B5F: Interest Rates increased 50bps. Index Value increased 10%.
Equity Adjustment (b)	$7,294.55	$6,355.32	$6,880.79
Interest Adjustment (c)	($2,384.76)	($2,398.33)	($2,232.91)
Segment Interim Value (a) + (b) + (c) = (d)	$104,434.79	$103,481.99	$104,172.88
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$97,272.79	$96,319.99	$97,010.88
Equity Adjustment Factor	7.33%	6.39%	6.91%
Segment Credit percentage on Segment End Date if Index Value remains at current level	10.00%	10.00%	10.00%
Example B5G: Interest Rates increased 50bps. Index Value increased 25%.
Equity Adjustment (b)	$12,758.81	$12,419.64	$15,112.47
Interest Adjustment (c)	($2,384.76)	($2,398.33)	($2,232.91)
Segment Interim Value (a) + (b) + (c) = (d)	$109,899.06	$109,546.32	$112,404.57
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$102,737.06	$102,384.32	$105,242.57
Equity Adjustment Factor	12.82%	12.48%	15.18%
Segment Credit percentage on Segment End Date if Index Value remains at current level	18.00%	25.00%	25.00%
Example B5H: Interest Rates increased 50bps. Index Value decreased 10%.
Equity Adjustment (b)	($4,190.80)	($4,960.70)	($5,212.42)
Interest Adjustment (c)	($2,384.76)	($2,398.33)	($2,232.91)
Segment Interim Value (a) + (b) + (c) = (d)	$92,949.44	$92,165.98	$92,079.67
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$85,787.44	$85,003.98	$84,917.67
Equity Adjustment Factor	-4.21%	-4.98%	-5.24%
Segment Credit percentage on Segment End Date if Index Value remains at current level	0.00%	0.00%	0.00%
Example B5I: Interest Rates increased 50bps. Index Value decreased 25%.
Equity Adjustment (b)	($15,845.09)	($15,898.46)	($15,087.12)
Interest Adjustment (c)	($2,384.76)	($2,398.33)	($2,232.91)
Segment Interim Value (a) + (b) + (c) = (d)	$81,295.15	$81,228.21	$82,204.97
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$74,133.15	$74,066.21	$75,042.97

Equity Adjustment Factor	-15.92%	-15.97%	-15.16%
Segment Credit percentage on Segment End Date if Index Value remains at current level	-15.00%	-15.00%	-5.00%

Example B6
The following table of inputs is used in Example B6. Additionally, an implied volatility of 24%, index dividend yield of 1.95%, and swap rate of 2.60% are assumed. These values are hypothetical for the purpose of illustrating the calculations and are not intended to reflect available values in the market on any given date. Each example assumes that the Segment Value on the Segment Start Date is $100,000. Each example also assumes one Milestone Credit Percentage equal to 30% which was determined on the Contract's third Observation Date.

Milestone Lock Segment Option
Contract Date
Interest Adjustment index value	1.00%
Segment Start Date
Segment Term Period (in Months)	72
Segment Option Index Value	100
Participation Rate	100%
Cap Rate	100%
Milestone Threshold	25%
Milestone Credit Percentage 1	30%
Buffer Rate	10%
Segment Fee	0.95%
Example B6
Time Elapsed Since Contract Date	42
Time Remaining in Segment Term Period	30
Segment Value (a)	$96,675.00
Example B6A: Interest Rates decreased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value decreased 25% in six months since most recent Milestone Date.

Equity Adjustment (b)	$8,692.20
Interest Adjustment (c)	$1,066.58
Segment Interim Value (a) + (b) + (c) = (d)	$106,433.77
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$101,233.27
Example B6B: Interest Rates decreased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value decreased 10% in six months since most recent Milestone Date.

Equity Adjustment (b)	$24,368.73
Interest Adjustment (c)	$1,066.58
Segment Interim Value (a) + (b) + (c) = (d)	$122,110.31
Withdrawal Charge (e)	($5,200.50)

Cash Surrender Value (d) + (e)	$116,909.81
Example B6C: Interest Rates decreased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value increased 25% in six months since most recent Milestone Date.

Equity Adjustment (b)	$58,814.71
Interest Adjustment (c)	$1,066.58
Segment Interim Value (a) + (b) + (c) = (d)	$156,556.28
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$151,355.78
Example B6D: Interest Rates decreased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value increased 10% in six months since most recent Milestone Date.

Equity Adjustment (b)	$44,495.52
Interest Adjustment (c)	$1,066.58
Segment Interim Value (a) + (b) + (c) = (d)	$142,237.10
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$137,036.60
Example B6E: No change in Interest Rates. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. No change in Index Value in six months since most recent Milestone Date.
Equity Adjustment (b)	$34,550.55
Interest Adjustment (c)	$0.00
Segment Interim Value (a) + (b) + (c) = (d)	$131,225.55
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$126,025.05
Example B6F: Interest Rates increased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value increased 10% in six months since most recent Milestone Date.

Equity Adjustment (b)	$44,495.52
Interest Adjustment (c)	($1,048.25)
Segment Interim Value (a) + (b) + (c) = (d)	$140,122.27
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$134,921.77
Example B6G: Interest Rates increased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value increased 25% in six months since most recent Milestone Date.

Equity Adjustment (b)	$58,814.71
Interest Adjustment (c)	($1,048.25)
Segment Interim Value (a) + (b) + (c) = (d)	$154,441.45
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$149,240.95

Example B6H: Interest Rates increased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value decreased 10% in six months since most recent Milestone Date.

Equity Adjustment (b)	$24,368.73
Interest Adjustment (c)	($1,048.25)
Segment Interim Value (a) + (b) + (c) = (d)	$119,995.48
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$114,794.98
Example B6I: Interest Rates increased 50bps. Index Value increased 30% from initial Milestone Date to most recent Milestone Date. Index Value decreased 25% in six months since most recent Milestone Date.

Equity Adjustment (b)	$8,692.20
Interest Adjustment (c)	($1,048.25)
Segment Interim Value (a) + (b) + (c) = (d)	$104,318.94
Withdrawal Charge (e)	($5,200.50)
Cash Surrender Value (d) + (e)	$99,118.44

Example B7
Example B7 below shows how the Equity Adjustment Factor would be determined for a hypothetical Performance Blend Segment Option six months (183 days) into the Segment Term Period, after the value of the derivative instruments have been determined for each index.

Example B7	On Segment Start Date	On Day Segment Interim Value is Calculated
Value of Derivative Instruments on S&P 500® Index[1]	11.15%	11.55%
Value of Derivative Instruments on Russell 2000® Index[1]	11.30%	11.65%
Value of Derivative Instruments on MSCI EAFE Index[1]	11.45%	11.50%
Weighted Value of Derivative Instruments on S&P 500® Index	2.23%[2]	3.47%[3]
Weighted Value of Derivative Instruments on Russell 2000® Index	3.39%	5.83%
Weighted Value of Derivative Instruments on MSCI EAFE Index	5.73%	2.30%
Aggregate Value of Derivative Instruments	11.35%[4]	11.59%
Equity Adjustment Factor	0.00%	1.19%[5]

(1)    Value of the derivative instruments as a percent of the Segment Start Date Index Price for each index
(2)     Value of the derivative instruments on the S&P 500® multiplied by 20%, as the S&P 500® had the lowest value of derivative instruments for the three indices on the Segment Start Date
(3)     Value of the derivative instruments on the S&P 500® multiplied by 30%, as the S&P 500® had the second highest value of derivative instruments for the three indices on the day the Segment Interim Value is calculated
(4)     Sum of the weighted values of derivative instruments for all three indices (2.23% + 3.39% + 5.73%)

(5)    The Equity Adjustment Factor is calculated as A - B x (1 - Y), where A equals the aggregate value of derivative instruments on the day the Segment Interim Value is calculated; B equals the aggregate value of derivative instruments on the Segment Start Date; and Y equals the number of days elapsed since the Segment Start Date, divided by the number of days in the Segment Term Period. In this example, A is 11.59%, B is 11.35%, and Y is 0.0836 = 183/(365 x 6) because six months (183 days) have elapsed since the Segment
Start Date in the six-year term. The Equity Adjustment Factor is therefore calculated as 11.59% - 11.35% x (1 - 0.0836) = 1.19% to the nearest basis point.

Example B8
Example B8 below shows how the Equity Adjustment Factor would be determined for a hypothetical Milestone Lock Segment Option three years and six months (1278 days) into the Segment Term Period, after the value of the derivative instruments have been determined for the Reference Index. For this hypothetical Milestone Lock Segment Option, the Milestone Credit Percentages were determined at the end of years one and three.

Example B8	Milestone Lock Segment Option
Value of Derivative Instruments on Segment Start Date[1]	11.15%
Value of Derivative Instruments on Day Segment Interim Value is Calculated[2]	11.55%
Milestone Credit Percentage at End of Year 1	27.50%
Milestone Credit Percentage at End of Year 2	Not Applicable
Milestone Credit Percentage at End of Year 3	29.25%
Equity Adjustment Factor[3]	79.18%[4]
(1)    Value of the derivative instruments as a percent of the Segment Start Date Index Price
(2)    Value of the derivative instruments as a percent of the most recent Milestone Date Index Price
(3)    Equity Adjustment Factor as of the day the Segment Interim Value is calculated
(4)     The Equity Adjustment Factor is calculated as [A x (1 + C) + C] - [B x (1 - Y)], where A equals the value of      derivative instruments on the day the Segment Interim Value is calculated; B equals the value of derivative instruments on the Segment Start Date; C equals the result of the following calculation: add one to each Milestone Credit Percentage, then multiply each of these sums together, then subtract one from the result; and Y equals the number of days elapsed since the Segment Start Date, divided by the number of days in the Segment Term Period. In this example, A is 11.55%, B is 11.15%, C is 64.79% = (1 + 27.50%) x (1 + 29.25%) - 1, and Y is 0.5836 = 1278/(365 x 6) because three years and six months (1278 days) have elapsed since the Segment Start Date and the Segment Term Period is six years. The Equity Adjustment Factor is therefore calculated as [11.55% x (1 + 64.79%) + 64.79%] - [11.15% x (1 - 0.5836)] = 79.18% to the nearest basis point.

Example B9
The following table of inputs is used in Example B9. Additionally, an implied volatility of 24%, index dividend yield of 1.95%, and swap rate of 2.60% are assumed. These values are hypothetical for the purpose of illustrating the calculations and are not intended to reflect available values in the market on any given date. Each example assumes that the Segment Value on the Segment Start Date is $100,000.
Each scenario also compares the Equity Adjustment Factor at the time of the calculation to the Segment Credit percentage that would apply on the Segment End Date if the Index Value remains at its current level. This assumption is made for illustrative purposes only. The Index Value will most likely change between the date on which the Interim Value is calculated and the Segment End Date.

	1-Year Trigger Segment Option	1-Year Dual Trigger Segment Option	6-Year Dual Trigger Segment Option
Contract Date
Interest Adjustment index value	1.00%	1.00%	1.00%
Segment Start Date
Segment Term Period (in Months)	12	12	72
Segment Option Index Value	100	100	100
Trigger Rate	11%	9.25%	45%
Buffer Rate	10%	10%	10%
Segment Fee	0.95%	0.95%	0.95%
Example B9
Time Elapsed Since Contract Date	6	6	6
Time Remaining in Segment Term Period	6	6	66
Segment Value (a)	$99,525.00	$99,525.00	$99,525.00
Example B9A: Interest Rates decreased 50bps. Index Value decreased 25%.
Equity Adjustment (b)	($15,267.51)	($14,915.31)	($14767.09)
Interest Adjustment (c)	$2,473.07	$2,463.61	$2,369.54
Segment Interim Value (a) + (b) + (c) = (d)	$86,730.56	$87,073.29	$87,127.45
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$79,568.56	$79,911.29	$79,965.45
Equity Adjustment Factor	-15.34%	-14.99%	-14.84%
Segment Credit percentage on Segment End Date if Index Value remains at current level	-15.00%	-15.00%	-15.00%
Example B9B: Interest Rates decreased 50bps. Index Value decreased 10%.
Equity Adjustment (b)	($3,354.13)	($2,089.19)	$(4,407.11)
Interest Adjustment (c)	$2,473.07	$2,463.61	$2,369.54
Segment Interim Value (a) + (b) + (c) = (d)	$98,643.94	$99,899.43	$97,487.43
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$91,481.94	$92,737.43	$90,325.43
Equity Adjustment Factor	-3.37%	-2.10%	-4.43%
Segment Credit percentage on Segment End Date if Index Value remains at current level	0.00%	9.25%	45%
Example B9C: Interest Rates decreased 50bps. Index Value increased 25%.
Equity Adjustment (b)	$9,325.18	$8,089.70	$12,613.51
Interest Adjustment (c)	$2,473.07	$2,463.61	$2,369.54
Segment Interim Value (a) + (b) + (c) = (d)	$111,323.25	$110,078.31	$114,508.05
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$104,161.25	$102,916.31	$107,346.05
Equity Adjustment Factor	9.37%	8.13%	12.67%
Segment Credit percentage on Segment End Date if Index Value remains at current level	11%	9.25%	45%
Example B9D: Interest Rates decreased 50bps. Index Value increased 10%.
Equity Adjustment (b)	$6,361.05	$6,411.38	$6,432.68

Interest Adjustment (c)	$2,473.07	$2,463.61	$2,369.54
Segment Interim Value (a) + (b) + (c) = (d)	$108,359.12	$108,399.98	$108,327.22
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$101,197.12	$101,237.98	$101,165.22
Equity Adjustment Factor	6.39%	6.44%	6.46%
Segment Credit percentage on Segment End Date if Index Value remains at current level	11%	9.25%	45%
Example B9E: No change in Interest Rates or Index Value
Equity Adjustment (b)	$2,453.76	$3,410.73	$1,416.89
Interest Adjustment (c)	$0.00	$0.00	$0.00
Segment Interim Value (a) + (b) + (c) = (d)	$101,978.76	$102,935.73	$100,941.89
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$94,816.76	$95,773.73	$93,779.89
Equity Adjustment Factor	2.47%	3.43%	1.42%
Segment Credit percentage on Segment End Date if Index Value remains at current level	11%	9.25%	45%
Example B9F: Interest Rates increased 50bps. Index Value increased 10%.
Equity Adjustment (b)	$6,361.05	$6,411.38	$6,432.68
Interest Adjustment (c)	($2,394.76)	($2,385.59)	($2,294.51)
Segment Interim Value (a) + (b) + (c) = (d)	$103,491.29	$103,550.78	$103,663.18
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$96,329.29	$96,388.78	$96,501.18
Equity Adjustment Factor	6.39%	6.44%	6.46%
Segment Credit percentage on Segment End Date if Index Value remains at current level	11%	9.25%	45%
Example B9G: Interest Rates increased 50bps. Index Value increased 25%.
Equity Adjustment (b)	$9,325.18	$8,089.70	$12,613.51
Interest Adjustment (c)	($2,394.76)	($2,385.59)	($2,294.51)
Segment Interim Value (a) + (b) + (c) = (d)	$106,455.43	$105,229.11	$109,844.00
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$99,293.43	$98,067.11	$102,682.00
Equity Adjustment Factor	9.37%	8.13%	12.67%
Segment Credit percentage on Segment End Date if Index Value remains at current level	11%	9.25%	45%
Example B9H: Interest Rates increased 50bps. Index Value decreased 10%.
Equity Adjustment (b)	($3,354.13)	($2089.18)	$(4,407.11)
Interest Adjustment (c)	($2,394.76)	($2,385.59)	($2,294.51)
Segment Interim Value (a) + (b) + (c) = (d)	$93,776.11	$95,050.23	$92,823.39
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$86,614.11	$87,888.23	$85,661.39
Equity Adjustment Factor	-3.37%	-2.10%	-4.43%
Segment Credit percentage on Segment End Date if Index Value remains at current level	0.00%	9.25%	45%
Example B9I: Interest Rates increased 50bps. Index Value decreased 25%.

Equity Adjustment (b)	($15,267.51)	($14,915.31)	($14,767.09)
Interest Adjustment (c)	($2,394.76)	($2,385.59)	($2,294.51)
Segment Interim Value (a) + (b) + (c) = (d)	$81,862.73	$82,224.10	$82,463.40
Withdrawal Charge (e)	($7,162.00)	($7,162.00)	($7,162.00)
Cash Surrender Value (d) + (e)	$74,700.73	$75,062.10	$75,301.40
Equity Adjustment Factor	-15.34%	-14.99%	-14.84%
Segment Credit percentage on Segment End Date if Index Value remains at current level	-15.00%	-15.00%	-15.00%

Example B10
The following table of inputs is used in Example B10. Additionally, an implied volatility of 24%, index dividend yield of 1.95%, and swap rate of 2.60% are assumed. These values are hypothetical for the purpose of illustrating the calculations and are not intended to reflect available values in the market on any given date. Each example assumes that the Segment Value on the Segment Start Date is $100,000.
Each scenario also compares the Equity Adjustment Factor at the time of the calculation to the Segment Credit percentage that would apply on the Segment End Date if the Index Value remains at its current level. This assumption is made for illustrative purposes only. The Index Value will most likely change between the date on which the Interim Value is calculated and the Segment End Date.

	1-Year Dual Direction Segment Option	6-Year Dual Direction Segment Option
Contract Date
Interest Adjustment Index Value	1%	1%
Segment Start Date
Segment Term Period (in Months)	12	72
Segment Option Index Value	100	100
Participation Rate	115%	105%
Downside Participation Rate	100%	100%
Cap Rate	999%	999%
Buffer Rate	10%	20%
Annual Fee	0.95%	0.95%
Example B10
Time Elapsed Since Contract Date	6	6
Time Remaining in Segment Term Period	6	66
Segment Value (a)	$99,525.00	$99,525.00
Example B10A: Interest Rates decreased 50bps. Index Value decreased 25%.
Equity Adjustment (b)	$(18,344.91)	$(18,764.75)
Interest Adjustment (c)	$2,386.47	$2,143.57
Segment Interim Value (a) + (b) + (c) = (d)	$83,566.56	$82,903.82
Withdrawal Charge (e)	$(7,162.00)	$(7,162.00)
Cash Surrender Value (d) + (e)	$76,404.56	$75,741.82

Equity Adjustment Factor	-18.43%	-18.85%
Segment Credit percentage on Segment End Date if Index Value remains at current level	-15.00%	-5.00%
Example B10B: Interest Rates decreased 50bps. Index Value decreased 10%.
Equity Adjustment (b)	$(5,254.31)	$(6,946.79)
Interest Adjustment (c)	$2,386.47	$2,143.57
Segment Interim Value (a) + (b) + (c) = (d)	$96,657.16	$94,721.78
Withdrawal Charge (e)	$(7,162.00)	$(7,162.00)
Cash Surrender Value (d) + (e)	$89,495.16	$87,559.78
Equity Adjustment Factor	-5.28%	-6.98%
Segment Credit percentage on Segment End Date if Index Value remains at current level	10.00%	10.00%
Example B10C: Interest Rates decreased 50bps. Index Value increased 25%.
Equity Adjustment (b)	$26,110.47	$21,360.97
Interest Adjustment (c)	$2,386.47	$2,143.57
Segment Interim Value (a) + (b) + (c) = (d)	$128,021.94	$123,029.53
Withdrawal Charge (e)	$(7,162.00)	$(7,162.00)
Cash Surrender Value (d) + (e)	$120,859.94	$115,867.53
Equity Adjustment Factor	26.24%	21.46%
Segment Credit percentage on Segment End Date if Index Value remains at current level	28.75%	26.25%
Example B10D: Interest Rates decreased 50bps. Index Value increased 10%.
Equity Adjustment (b)	$11,443.08	$9,058.00
Interest Adjustment (c)	$2,386.47	$2,143.57
Segment Interim Value (a) + (b) + (c) = (d)	$113,354.55	$110,726.57
Withdrawal Charge (e)	$(7,162.00)	$(7,162.00)
Cash Surrender Value (d) + (e)	$106,192.55	$103,564.57
Equity Adjustment Factor	11.50%	9.10%
Segment Credit percentage on Segment End Date if Index Value remains at current level	11.50%	10.50%
Example B10E: No change in Interest Rates or Index Value
Equity Adjustment (b)	$2,846.46	$1,005.11
Interest Adjustment (c)	$0.00	$0.00
Segment Interim Value (a) + (b) + (c) = (d)	$102,371.46	$100,530.11
Withdrawal Charge (e)	$(7,162.00)	$(7,162.00)
Cash Surrender Value (d) + (e)	$95,209.46	$93,368.11
Equity Adjustment Factor	2.86%	1.01%
Segment Credit percentage on Segment End Date if Index Value remains at current level	0.00%	0.00%
Example B10F: Interest Rates increased 50bps. Index Value increased 10%.
Equity Adjustment (b)	$11,443.08	$9,058.00
Interest Adjustment (c)	$(2,310.90)	$(2,075.69)

Segment Interim Value (a) + (b) + (c) = (d)	$108,657.18	$106,507.31
Withdrawal Charge (e)	$(7,162.00)	$(7,162.00)
Cash Surrender Value (d) + (e)	$101,495.18	$99,345.31
Equity Adjustment Factor	11.50%	9.10%
Segment Credit percentage on Segment End Date if Index Value remains at current level	11.50%	10.50%
Example B10G: Interest Rates increased 50bps. Index Value increased 25%.
Equity Adjustment (b)	$26,110.47	$21,360.97
Interest Adjustment (c)	$(2,310.90)	$(2,075.69)
Segment Interim Value (a) + (b) + (c) = (d)	$123,324.57	$118,810.28
Withdrawal Charge (e)	$(7,162.00)	$(7,162.00)
Cash Surrender Value (d) + (e)	$116,162.57	$111,648.28
Equity Adjustment Factor	26.24%	21.46%
Segment Credit percentage on Segment End Date if Index Value remains at current level	28.75%	26.25%
Example B10H: Interest Rates increased 50bps. Index Value decreased 10%.
Equity Adjustment (b)	$(5,254.31)	$(6,946.79)
Interest Adjustment (c)	$(2,310.90)	$(2,075.69)
Segment Interim Value (a) + (b) + (c) = (d)	$91,959.79	$90,502.53
Withdrawal Charge (e)	$(7,162.00)	$(7,162.00)
Cash Surrender Value (d) + (e)	$84,797.79	$83,340.53
Equity Adjustment Factor	-5.28%	-6.98%
Segment Credit percentage on Segment End Date if Index Value remains at current level	10.00%	10.00%
Example B10I: Interest Rates increased 50bps. Index Value decreased 25%.
Equity Adjustment (b)	$(18,344.91)	$(18,764.75)
Interest Adjustment (c)	$(2,310.90)	$(2,075.69)
Segment Interim Value (a) + (b) + (c) = (d)	$78,869.18	$78,684.57
Withdrawal Charge (e)	$(7,162.00)	$(7,162.00)
Cash Surrender Value (d) + (e)	$71,707.18	$71,522.57
Equity Adjustment Factor	-18.43%	-18.85%
Segment Credit percentage on Segment End Date if Index Value remains at current level	-15.00%	-5.00%

Appendix C - Performance Lock Examples

Example C1

The example below illustrates the mechanics of the Performance Lock feature. The assumed index return and Equity Adjustment Factor at each point in time is hypothetical and not reflective of any specific economic scenario. Further, the values shown focus on the Segment Value and Performance Lock Value for the applicable Segment Options. They do not reflect any applicable Interest Adjustment and Withdrawal Charges that would apply in the event of a Withdrawal or surrender. The calculations assume the initial Segment Term Period starts on 01/08/2022, with:
•$15,000.00 allocated to the 1-year Fixed Segment Option
•$30,000.00 allocated to the 1-year Point-to-Point Russell 2000® Segment Option - 10% Buffer, with a Cap Rate of 22%
•$55,000.00 allocated to the 6-year Point-to-Point S&P 500® Segment Option - 20% Buffer, with a Cap Rate of 100%.

The Fixed Segment Option accumulates at an Annual Interest Rate of 2.00%. The Index-Linked Segment Option columns show the hypothetical Performance Lock Value for each Segment Option at each point in time, which is equal to the Segment Value plus the Equity Adjustment. An implied volatility of 24%, index dividend yield of 1.95%, and swap rate of 2.60% are assumed in the calculation of the Equity Adjustment. These values are hypothetical for the purpose of illustrating the calculations and are not intended to reflect available values in the market on any given date. The table below illustrates the transfer mechanics to the Fixed Segment Option from multiple Index-Linked Segment Options, with Performance Locks exercised at different times.

Date	Event	Time of Values	1-Yr Fixed Segment Value	1-Yr Point-to-Point Russell 2000® - 10% Buffer Performance Lock Value	6-Yr Point-to-Point S&P500® - 20% Buffer Performance Lock Value
04/23/2022	Request for Performance Lock on 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer	Immediately Before Transfer	$ 15,085.69[1]	$ 32,781.17[2]	$ 52,019.45[3]
04/23/2022	Request for Performance Lock on 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer	Immediately After Transfer	$ 47,866.86[4]	$ 0.00	$ 52,019.45
. . .	. . .	. . .	. . .	. . .	. . .
11/16/2022	Request for Performance Lock on 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer	Immediately Before Transfer	$ 48,407.46[5]	$ 0.00	$ 61,541.66[6]
11/16/2022	Request for Performance Lock on 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer	Immediately After Transfer	$ 109,949.12[7]	$ 0.00	$ 0.00

(1)     A Performance Lock on the 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer is exercised on 04/23/2022. The Fixed Segment Value on that date has been accumulated for 105 days (from 01/08/2022 to 04/23/2022). The Fixed Segment Value before transfer = Fixed Segment Value on Segment Start Date x (1 + Annual Interest Rate)^(days elapsed/365) = $15,000.00 x (1 + 2.00%)^(105/365) = $15,085.69

(2)    Current Segment Value = Segment Value on Segment Start Date - (Segment Fee Base x 0.95% Fee x days elapsed since Segment Start Date / 365) = $30,000.00 - ($30,000.00 x 0.95% x 105/365) = $29,918.01

Index return since Segment Start Date = 17.11%
Equity Adjustment Factor = 9.57%

Performance Lock Value for 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer on 04/23/2022 = Current Segment Value x (1 + Equity Adjustment Factor) = $29,918.01 x (1 + 9.57%) = $32,781.17

(3)    Current Segment Value = Segment Value on Segment Start Date - (Segment Fee Base x 0.95% Fee x days elapsed since Segment Start Date / 365) = $55,000.00 - ($55,000.00 x 0.95% x 105/365) = $54,849.69

Index return since Segment Start Date = -8.75%
Equity Adjustment Factor = -5.16%

Performance Lock Value for 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer on 04/23/2022 = Current Segment Value x (1 + Equity Adjustment Factor) = $54,849.69 x (1 - 5.16%) = $52,019.45

(4)     The locked funds from the 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer are transferred into the Fixed Segment Option after all other transactions have been recorded on that day. Fixed Segment Value after Performance Lock = Fixed Segment Value before transfer + Performance Lock Value transferred in = $15,085.69 + $32,781.17 = $47,866.86

(5)     A second Performance Lock on the 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer is exercised on 11/16/2022. The Fixed Segment Value is accumulated for another 207 days since the previous Performance Lock transaction (from 04/24/2022 to 11/16/2022). The Fixed Segment Value before transfer = Fixed Segment Value after previous Performance Lock x (1 + Annual Interest Rate)^(days elapsed since previous Performance Lock / 365) = $47,866.86 x (1 + 2.00%)^(207/365) = $48,407.46

(6)    Current Segment Value = Segment Value on Segment Start Date - (Segment Fee Base x 0.95% Fee x days elapsed since Segment Start Date / 365) = $55,000.00 - ($55,000.00 x 0.95% x 312/365) = $54,553.37

Index return since Segment Start Date = 20.75%
Equity Adjustment Factor = 12.81%

Performance Lock Value for 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer on 11/16/2022 = Current Segment Value x (1 + Equity Adjustment Factor) = $54,553.37 x (1 + 12.81%) = $61,541.66

(7)     The locked funds from the 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer are transferred into the Fixed Segment Option after all other transactions have been recorded on that day. Fixed Segment Value after Performance Lock = Fixed Segment Value before transfer + Performance Lock Value transferred in = $48,407.46 + $61,541.66 = $109,949.12

Example C2

The example below uses the same values and assumptions as Example C1 up through 11/16/2022. However, it has an additional event on the Fixed Segment Option Segment End Date to illustrates the default re-allocation mechanics if you do not instruct otherwise. Funds are re-allocated to the Index-Linked Segment Options that exercised Performance Locks proportionately. These proportions are based on the Performance Lock Value(s) at the time of lock(s), and the Fixed Segment Value at the time of the first lock. This example assumes no Withdrawals were taken during the Segment Term Period.

Date	Event	Time of Values	1-Year Fixed Segment Value	1-Year Point-to-Point Russell 2000® - 10% Buffer Segment Value	6-Year Point-to-Point S&P 500® - 20% Buffer Segment Value	1-Year Point-to-Point S&P 500® - 20% Buffer Segment Value
11/16/2022	Segment Values as of Previous Performance Lock	Immediately After Transfer	$ 109,949.12	$ 0.00	$ 0.00	$ 0.00
. . .	. . .	. . .	. . .	. . .	. . .	. . .
01/08/2023	Fixed Segment End Date	Immediately Before Re-allocation	$ 110,265.73[1]	$ 0.00	$ 0.00	$ 0.00
01/08/2023[2]	Fixed Segment End Date	Immediately After Re-allocation	$ 15,205.65[3]	$ 33,035.61[4]	$ 0.00	$ 62,024.47[5]

(1)     The Fixed Segment Value is accumulated for another 53 days since the previous Performance Lock transaction (from 11/17/2022 to 01/08/2023). The Fixed Segment Value before re-allocation = Fixed Segment Value after previous Performance Lock x (1 + Annual Interest Rate)^(days elapsed since previous Performance Lock / 365) = $109,949.12 x (1 + 2.00%)^(53/365) = $110,265.73

(2)     01/08/2023 is the Fixed Segment End Date. If you do not instruct otherwise, funds are automatically re-allocated proportionately to the Index-Linked Segment Options that were locked. The proportions are calculated based on the amounts at the time of each Performance Lock.

	1-Year Fixed Segment Option	1-Year Point-to-Point Russell 2000® - 10% Buffer Segment Option	6-Year Point-to-Point S&P 500® - 20% Buffer Segment Option
Amount From Relevant Performance Lock Date	$ 15,085.69	$ 32,781.17	$ 61,541.66
% of Total Fixed Segment Value Attributable to Segment Option	13.79%	29.96%	56.25%
% Attributable to 1-Year Fixed Segment Option = 15,085.69 / (15,085.69 + 32,781.17 + 61,451.66) = 13.79%
% Attributable to 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer = 32,781.17 / (15,085.69 + 32,781.17 + 61,451.66) = 29.96%
% Attributable to 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer = 61,451.66 / (15,085.69 + 32,781.17 + 61,451.66) = 56.25%

(3)     The amount that remains in the Fixed Segment Option is 13.79% of the Fixed Segment Value from immediately before the re-allocation = $110,265.73 x 13.79% = $15,205.65

(4)     The amount that is re-allocated to the 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer is 29.96% of the Fixed Segment Value from immediately before the re-allocation = $110,265.73 x 29.96% = $33,035.61

(5)     The amount attributable to the 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer is 56.25% of the Fixed Segment Value from immediately before the re-allocation = $110,265.73 x 56.25% = $62,024.47. Because 6-Year Segment Options are only available in the first Contract Year, the funds are instead re-allocated into the 1-year counterpart, which has the same Reference Index (S&P 500) and Buffer Rate (20%).

Example C3

The example below uses the same initial values and assumptions as Examples C1 and C2. However, this example introduces a Withdrawal to illustrate how Withdrawals impact the default re-allocation mechanics if you do not instruct otherwise.

Date	Event	Time of Values	1-Year Fixed Segment Value	1-Year Point-to-Point Russell 2000® - 10% Buffer Segment Value	6-Year Point-to-Point S&P 500® - 20% Buffer Segment Value	1-Year Point-to-Point S&P 500® - 20% Buffer Segment Value	Withdrawal
11/16/2022	Segment Values as of Previous Performance Lock	Immediately After Transfer	$ 109,949.12	$ 0.00	$ 0.00	$ 0.00
. . .	. . .	. . .	. . .	. . .	. . .	. . .	. . .
12/01/2022	Withdrawal	Immediately Before Withdrawal	$ 110,038.63[1]	$ 0.00	$ 0.00	$ 0.00
12/01/2022	Withdrawal	Immediately After Withdrawal	$ 100,038.63[2]	$ 0.00	$ 0.00	$ 0.00	$ 10,000.00
. . .	. . .	. . .	. . .	. . .	. . .	. . .	. . .
01/08/2023	Fixed Segment End Date	Immediately Before Re-allocation	$ 100,245.09[3]	$ 0.00	$ 0.00	$ 0.00
01/08/2023[4]	Fixed Segment End Date	Immediately After Re-allocation	$ 13,823.80[5]	$ 30,033.43[6]	$ 0.00	$ 56,387.86[7]

(1)     The Fixed Segment Value is accumulated for 15 days since the previous Performance Lock transaction (from 11/17/2022 to 12/01/2022). The Fixed Segment Value before re-allocation = Fixed Segment Value after previous Performance Lock x (1 + Annual Interest Rate)^(days elapsed since previous Performance Lock/ 365) = $109,949.12 x (1 + 2.00%)^(15/365) = $110,038.63

(2)    Withdrawal is taken from Fixed Segment Value = $110,038.63 - $10,000.00 = $100,038.63. The $10,000 Withdrawal represents the gross amount deducted from the Contract Value, prior to any applicable Interest Adjustment.

(3)     The Fixed Segment Value is accumulated for another 38 days since the Withdrawal (from 12/02/2022 to 01/08/2023). The Fixed Segment Value before re-allocation = Fixed Segment Value after Withdrawal x (1 + Annual Interest Rate)^(days elapsed since Withdrawal / 365) = $100,038.63 x (1 + 2.00%)^(38/365) = $100,245.09

(4)     01/08/2023 is the Fixed Segment End Date. If you do not instruct otherwise, funds are automatically re-allocated proportionately to the Index-Linked Segment Options that were locked. The proportions are calculated based on the amounts at the time of each Performance Lock.

	1-Year Fixed Segment Option	1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer	6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer
Amount From Relevant Performance Lock Date	$ 15,085.69	$ 32,781.17	$ 61,541.66
% of Total Fixed Segment Value Attributable to Segment Option	13.79%	29.96%	56.25%
% Attributable to 1-Year Fixed Segment Option = 15,085.69 / (15,085.69 + 32,781.17 + 61,451.66) = 13.79%

% Attributable to 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer = 32,781.17 / (15,085.69 + 32,781.17 + 61,451.66) = 29.96%
% Attributable to 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer = 61,451.89 / (15,085.69 + 32,781.17 + 61,451.66) = 56.25%

(5)     The amount that remains in the Fixed Segment Option is 13.79% of the Fixed Segment Value from immediately before the re-allocation = $100,245.09 x 13.79% = $13,823.80

(6)     The amount that is re-allocated to the 1-Year Point-to-Point Russell 2000® Segment Option - 10% Buffer is 29.96% of the Fixed Segment Value from immediately before the re-allocation = $100,245.09 x 29.96% = $30,033.43

(7)     The amount attributable to the 6-Year Point-to-Point S&P 500® Segment Option - 20% Buffer is 56.25% of the Fixed Segment Value from immediately before the re-allocation = $100,245.09 x 56.25% = $56,387.86. Because 6-Year Segment Options are only available in the first Contract Year, the funds are instead re-allocated into the 1-year counterpart, which has the same Reference Index (S&P 500®) and Buffer Rate (20%).

Appendix D - State Variation Chart

The following State Variation Chart pertains to applications signed prior to May 31, 2025.

State	Feature or Benefit	Availability or Variation
Alabama	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Alaska	Confinement Waiver
Confinement begins at least one year after Contract Date. If the second opinion or examination conflicts with the original recommendation of Confinement, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.

Terminal Illness Waiver
Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date. If the second opinion or examination conflicts with the original diagnosis of Terminal Illness, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.

Arizona	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Arkansas	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.

California	Right to Cancel Period
If the Owner is age 60 or above, the Right to
Cancel Period is 30 days. If the Owner is below the age of 60, the Right to Cancel Period is 20 days.

Upon exercising the Right to Cancel benefit, the Company will refund the Contract Value, including any Contract fees, if applicable.

	Confinement Waiver	The Confinement Waiver is not available in California.
	Terminal Illness Waiver	The Terminal Illness Waiver is not available in California.
Colorado	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Connecticut	Right to Cancel Period	Your Right to Cancel Period is 20 days.
Confinement Waiver
The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies have been modified. Confinement must continue for at least 60 consecutive days, but there is no one year waiting period to receive this benefit.

Terminal Illness Waiver
The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies have been modified. A diagnosis of Terminal Illness must occur,but there is no one year waiting period to receive this benefit.

District of Columbia (D.C.)	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Delaware	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Florida	Right to Cancel Period	Your Right to Cancel Period is 21 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Georgia	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.

Hawaii	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Idaho	Right to Cancel Period	Your Right to Cancel Period is 20 days.
Idaho	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Illinois	Right to Cancel Period	Your Right to Cancel Period is 20 days.
Confinement Waiver
Confinement begins at least one year after Contract Date.

If the second opinion or examination conflicts with the original recommendation of Confinement, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.

Terminal Illness Waiver
Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.

The definition of Terminal Illness has been modified to mean an illness that is expected to cause death within 24 months, rather than within 12 months.

If the second opinion or examination conflicts with the original diagnosis of Terminal Illness, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.

Indiana	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Iowa	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Kansas	Right to Cancel Period	Your Right to Cancel Period is 20 days.

Kansas	Confinement Waiver	Confinement begins at least one year after Contract Date.
Terminal Illness Waiver
Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.

The definition of Terminal Illness has been modified to mean an illness that is expected to cause death within 24 months, rather than within 12 months.

The waiver has been modified to not allow the Company the right to obtain a second opinion or examination of the ill Owner.

Kentucky	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Louisiana	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Maine	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Maryland	Confinement Waiver
The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies have been modified. Confinement must continue for at least 60 consecutive days, but there is no one year waiting period to receive this benefit.

Terminal Illness Waiver
The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies have been modified. A diagnosis of Terminal Illness must occur after the Contract Date, but there is no one year waiting period to receive this benefit

Massachusetts	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	The Confinement Waiver is not available in Massachusetts.
	Terminal Illness Waiver	The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.
Michigan	Right to Cancel Period	Your Right to Cancel Period is 20 days.

Michigan	Confinement Waiver
Confinement begins at least one year after Contract Date.

If the second opinion or examination conflicts with the original recommendation of Confinement, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.

Terminal Illness Waiver
Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.

If the second opinion or examination conflicts with the original diagnosis of Terminal Illness, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.

Minnesota	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Mississippi	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Missouri	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
	Performance Lock	The Performance Lock feature is not available if your application was received by us before November 12th, 2022.
Montana	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.

Nebraska	Confinement Waiver	Confinement begins at least one year after Contract Date. The reference to Convalescent Care Facility is replaced with a reference to Nursing Care Facility.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Nevada	Confinement Waiver	Confinement begins at least one year after Contract Date.
Nevada	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.

New Hampshire	Confinement Waiver
Confinement begins at least one year after Contract Date.

Civil union partners are considered spouses under New Hampshire law.

If the second opinion or examination conflicts with the original diagnosis of Terminal Illness, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.

The definitions of Convalescent Care Facility, has been modified as follows:

“Convalescent Care Facility” means an institution which: (i) is operated pursuant to State as a convalescent nursing facility, a qualified nursing facility, a convalescent hospital, a convalescent unit of a Hospital, an intermediate care facility, or a custodial care facility; and (ii) is primarily engaged in providing, in addition to room and board accommodations, continuous nursing service by or under the supervision of a Physician or a licensed registered nurse (R.N.); and (iii) maintains a daily record of each patient which is available for Our review; and (iv) administers a planned program of observation and treatment by a Physician (which for purposes of this provision also cannot be the proprietor or an employee of such facility) which is in accordance with existing standards of medical practice for the confinement; and (v) be approved for payment of Medicare benefits or be qualified to receive approval for payment of Medicare benefits, if so requested.
Convalescent Care Facility does not mean a facility or any part of a facility used primarily for rest care, training or education, or the treatment of alcoholism or chemical dependency.

New Hampshire	Terminal Illness Waiver
Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.

Civil union partners are considered spouses under New Hampshire law.

If the second opinion or examination conflicts with the original diagnosis of Terminal Illness, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.

New Jersey	Right to Cancel Period	Your Right to Cancel Period is 20 days.
Definition of Spouse for spousal continuation upon death, Confinement Waiver, Terminal Illness Waiver
A definition of the term “Spouse” is added to the Contract, and is defined as follows:

A Spouse of an individual is a person
(1) recognized as the spouse of that
individual in the state where they were
legally married or (2) in a civil union
with that individual under New Jersey
law. This does not have the effect of
altering or amending federal tax law
applicable to your Contract.

	Confinement Waiver	Confinement begins at least one year after Contract Date.
Terminal Illness Waiver
The conditions under which the waiver applies
have been modified. The waiver requires that
any Owner (or if the Owner is a non-natural
person, any Annuitant) has a Terminal Illness.
The requirement that the diagnosis occurs at
least one year after the Contract Date is
removed.

Lower Limit Floor Applied to Interest Adjustment on Fixed Segment Option
The lower limit floor applied to the Interest Adjustment for Fixed Segment Option is the greater of (RN/12 -1) and [-(10.0% - C)] where C is the applicable Withdrawal Charge Rate for that Contract Year.

New Mexico	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
North Carolina	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
North Dakota	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.

North Dakota	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Ohio	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Oklahoma	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Pennsylvania	Right to Cancel Period
Your Right to Cancel Period is 20 days. If the Contract is a result of a replacement of an existing contract which was issued to you by Athene Annuity and Life Company, the Right to Cancel Period is extended to 45 days.

Confinement Waiver
Confinement begins at least one year after Contract Date.

An additional requirement is added to receive benefits under this waiver:

Confinement in a Qualified Care Facility must not be for the treatment of a condition resulting directly or indirectly from: (a) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed Physician; (b) the voluntary taking of any drugs prescribed by a licensed Physician and intentionally not taken as prescribed; (c) sensitivity to drugs voluntarily taken, unless prescribed by a Physician; or (d) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed Physician or the involuntary taking of drugs.

The definition of Physician has been modified to state:

“Physician” for purposes of this provision means a practitioner of the healing arts, who is licensed by the State in which he/she performs such function. The Physician cannot be You, and Annuitant, a Beneficiary, or a member of Your, an Annuitant's or a Beneficiary's immediate family, including a husband, wife, domestic partner, civil union partner, child, sibling, parent, or any member of Your household.

Pennsylvania	Terminal Illness Waiver
Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.

This waiver is referred to as a Terminal Condition Waiver. All references to “Terminal Illness” are replaced with “Terminal Condition”.

The definition of Terminal Illness is modified to state:

“Terminal Condition” means a condition that is expected to cause death within 12 months and that is the result of an injury or illness.

The definition of Physician has been modified to state:

“Physician” for purposes of this provision means a practitioner of the healing arts, who is licensed by the State in which he/she performs such function. The Physician cannot be You, and Annuitant, a Beneficiary, or a member of Your, an Annuitant's or a Beneficiary's immediate family, including a husband, wife, domestic partner, civil union partner, child, sibling, parent, or any member of Your household.

Rhode Island	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
South Carolina	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
South Dakota	Right to Cancel Period	Your Right to Cancel Period is 20 days.
Confinement Waiver
Confinement begins at least one year after Contract Date.

The definition of Physician has been modified to state: “Physician” for purposes of this provision means a doctor of medicine or osteopathy licensed by the State to practice medicine and surgery in which he/she performs such function.

South Dakota	Terminal Illness Waiver
Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.

The definition of Physician has been modified to state: “Physician” for purposes of this provision means a doctor of medicine or osteopathy licensed by the State to practice medicine and surgery in which he/she performs such function.

Tennessee	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Texas	Right to Cancel	Your Right to Cancel Period is 20 days. Upon exercising the Right to Cancel benefit, the Company will refund the Cash Surrender Value, including any Contract fees or charges, if applicable.
Separate Account	The description of the Separate Account is
modified for contracts issued in Texas.

For contracts issued in Texas, reserves for the
Index-Linked Segment Options are held in the
AAIA Texas Index-Linked Deferred Annuity
Contract Separate Account. This segregated
account is established by the Company under
Iowa Law.

The portion of the assets of the Separate
Account equal to the reserves and other Contract liabilities for Index-Linked Segment Options with respect to the Separate Account will not be chargeable with liabilities arising out of any other business we may conduct. You do not participate in the performance of assets held in the Separate Account and do not have any direct claim on them. The Separate Account is not registered under the Investment Company Act of 1940.

Texas	Confinement Waiver
The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies
have been modified. Confinement must continue for at least 60 consecutive days, but there is no one year waiting period to receive this benefit.

The withdrawal request must be accompanied
by Written Proof of Confinement, which is
defined as follows:

Written proof of Confinement means a
signed statement from the Hospital or Qualified Care Facility verifying the dates the Owner was confined in a
Hospital or Qualified Care Facility.

The cost of any second opinion or exam will be borne by the Company.

Terminal Illness Waiver
The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies
have been modified. A diagnosis of Terminal
Illness must occur on or after the Contract Date, but there is no one year waiting period to receive this benefit.

The cost of any second opinion or exam will be borne by the Company.

Utah	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Vermont	Confinement Waiver	Confinement begins at least one year after Contract Date. A Convalescent Care Facility may be a facility or any part of a facility that is used for the treatment of alcoholism or chemical dependency.
Terminal Illness Waiver
Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.

The definition of Physician has been modified to state: "Physician" for purposes of this provision means all providers of medical care and treatment when such services are within the scope of the provider's license authority and are provided pursuant to applicable state laws in which he/she performs such function.

Virginia	Right to Cancel Period	Your Right to Cancel Period is 20 days.

Virginia	Confinement Waiver	Confinement begins at least one year after Contract Date. References in the endorsement to a husband or wife are defined as "spouse or domestic partner".
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date. References in the endorsement to a husband or wife are defined as "spouse or domestic partner".
Washington	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date. Terminal Illness is defined as an illness that is expected to cause death within 24 months.
West Virginia	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
West Virginia	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Wisconsin	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Wyoming	Right to Cancel Period	Your Right to Cancel Period is 20 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.

The following State Variation Chart pertains to applications signed on or after May 31, 2025.

State	Feature or Benefit	Availability or Variation
California	Right to Cancel Period
If the Owner is age 60 or above, the Right to Cancel Period is 30 days.

If the Owner is age 60 or above, the Right to Cancel Period is 30 days.

Upon exercising the Right to Cancel benefit, the Company will refund the Contract Value, including any Contract fees, if applicable.

	Confinement Waiver	The Confinement Waiver is not available in California.
	Terminal Illness Waiver	The Terminal Illness Waiver is not available in California.
Florida	Right to Cancel Period	Your Right to Cancel Period is 21 days.
	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
Oregon	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.
South Carolina	Confinement Waiver	Confinement begins at least one year after Contract Date.
	Terminal Illness Waiver	Initial Diagnosis of Terminal Illness occurs at least one year after Contract Date.

Appendix E - Index Disclosures

S&P 500® Price Return Index

S&P Dow Jones Indices LLC requires that the following disclaimer be included in this Prospectus:

The S&P 500® Index (the “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P
DJI”) and has been licensed for use by Athene Annuity and Life Company (“Athene”). S&P®, S&P 500®, SPX®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. Athene’s products are not regulated, sponsored, operated, issued, endorsed, sold, guaranteed or promoted by S&P DJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Athene’s products or any member of the public regarding the advisability of investing in securities generally or in Athene’s products particularly or the ability of the Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Athene with respect to the Index is the licensing of the Index and/or sub-licensing certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Athene or Athene’s products. S&P Dow Jones Indices has no obligation to take the needs of Athene or the owners of Athene’s products into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Athene’s products. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker dealer, fiduciary, “promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY,
TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR
ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION
(INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES
INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS,
OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES,
AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ATHENE, OWNERS OF
ATHENE’S PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR
WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING,
IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT,
SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED
TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN
ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT
LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR
CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER,
THE ATHENE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING
MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR
ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ATHENE, OTHER THAN THE
LICENSORS OF S&P DOW JONES INDICES.

Russell 2000® Price Return Index

The LSE Group requires that the following disclosure be included in this Prospectus:

Athene annuity products (the “Products”) have been developed solely by Athene Annuity and Life
Company. The Products are not in any way connected to or sponsored, endorsed, sold or promoted by the London
Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 2000 Index (the “Index”) vest in the relevant LSE Group company which owns the
Index. “Russell®” and “Russell 2000®” are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The
LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Products. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Products or the suitability of the Index for the purpose to which it is being put by Athene Annuity and Life Company.

MSCI EAFE Price Return Index

MSCI Inc. requires that the following disclosure be included in this Prospectus:

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC.
(“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD
PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX
(COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF
MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES
AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY ATHENE ANNUITY AND LIFE
COMPANY. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS
OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY
REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT
PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK
MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN
TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE
DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR
THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE
MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS
PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING,
COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE
FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR
QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF
THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE.
FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR
OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE
ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE
CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE
OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE
COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY
THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY,
FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI
PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR
IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF

THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI
PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS
FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED
THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI
PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE,
CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF
THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any
MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Nasdaq-100® Price Return Index

Nasdaq Inc. requires that the following disclosure be included in this Prospectus:

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations' only relationship to Athene Annuity and Life Company (“Licensee”) is in the licensing of the Nasdaq®, Nasdaq-100®, and Nasdaq-100® Index, and certain trade names of the Corporations and the use of the Nasdaq-100® Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED
CALCULATION OF NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS
MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE,
OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE
NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS
OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY
OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100® INDEX OR
ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT
SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL,
INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE
POSSIBILITY OF SUCH DAMAGES.

Shiller Barclays CAPE® US Mid-Month Sector TR Net Index

BB PLC requires that the following disclosure be included in this Prospectus:

The Shiller Barclays CAPE® US Mid-Month Sector TR Net Index (the “Index”) has been developed in part by
RSBB-I, LLC, the research principal of which is Robert J. Shiller. RSBB-I, LLC is not an investment advisor, and does not guarantee the accuracy or completeness of the Index, or any data or methodology either included therein or upon which it is based. Neither RSBB-I, LLC nor Robert J. Shiller or any of their respective partners, employees, subcontractors, agents, suppliers and vendors (collectively, the “Protected Parties”) shall have any liability, whether caused by the negligence of a Protected Party or otherwise, for any errors, omissions, or interruptions therein, and make no warranties, express or implied, as to performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages, even if RSBB-I, LLC, Robert J. Shiller or any Protected Party is advised of the possibility of same.

Neither Barclays Bank PLC (“BB PLC”) nor any of its affiliates (collectively “Barclays”) is the issuer or producer of Athene Annuity and Life Company’s (“Athene”) annuity products (the “Products”) and Barclays has no responsibilities, obligations or duties to purchasers of the Products. The Index, together with any Barclays indices that are components of the Index, is a trademark owned by Barclays and, together with any component indices and index data, is licensed for use by Athene as the issuer or producer of the Products (the “Issuer”).

Barclays’ only relationship with the Issuer in respect of the Index is the licensing of the Index, which is administered, compiled and published by BB PLC in its role as the Index sponsor (the “Index Sponsor”) without regard to the Issuer or the Products or purchasers of the Products. Additionally, Athene as issuer or producer of the
Products may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the
Products. Consumers acquire the Products from Athene and neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Barclays upon purchasing the Products. The Products are not sponsored, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of the Products or use of the Index or any data included therein. Barclays shall not be liable in any way to the Issuer, purchasers of the Products or to other third parties in respect of the use or accuracy of the Index or any data included therein.

Barclays Index Administration (“BINDA”), a distinct function within BB PLC, is responsible for day-to-day governance of BB PLC’s activities as Index Sponsor.

To protect the integrity of Barclays’ indices, BB PLC has in place a control framework designed to identify and remove and/or mitigate (as appropriate) conflicts of interest. Within the control framework, BINDA has the following specific responsibilities:
•oversight of any third-party index calculation agent;
•acting as approvals body for index lifecycle events (index launch, change and retirement); and
•resolving unforeseen index calculation issues where discretion or interpretation may be required (for example: upon the occurrence of market disruption events).

To promote the independence of BINDA, the function is operationally separate from BB PLC’s sales, trading and structuring desks, investment managers, and other business units that have, or may be perceived to have, interests that may conflict with the independence or integrity of Barclays’ indices.

Notwithstanding the foregoing, potential conflicts of interest exist as a consequence of BB PLC providing indices alongside its other businesses. Please note the following in relation to Barclays’ indices:
•BB PLC may act in multiple capacities with respect to a particular index including, but not limited to, functioning as index sponsor, index administrator, index owner and licensor.
•Sales, trading or structuring desks in BB PLC may launch products linked to the performance of an index. These products are typically hedged by BB PLC’s trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index.
•BB PLC may establish investment funds that track an index or otherwise use an index for portfolio or asset allocation decisions.

The Index Sponsor is under no obligation to continue the administration, compilation and publication of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market,

regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index. The Index Sponsor has appointed a third-party agent (the “Index Calculation Agent”) to calculate and maintain the Index. While the Index Sponsor is responsible for the operation of the Index, certain aspects have thus been outsourced to the Index Calculation Agent.

Barclays
a.makes no representation or warranty, express or implied, to the Issuer or any member of the public regarding the advisability of investing in transactions generally or the ability of the Index to track the performance of any market or underlying assets or data; and
b.has no obligation to take the needs of the Issuer into consideration in administering, compiling or publishing the Index.

Barclays has no obligation or liability in connection with administration, marketing or trading of the Products.

The licensing agreement between Athene and BB PLC is solely for the benefit of Athene and Barclays and not for the benefit of the owners of the Products or other third parties.

BARCLAYS DOES NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS AND
TRADERS, AS THE CASE MAY BE, OF THE TRANSACTION OR TO THIRD PARTIES FOR THE
QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN
OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO EXPRESS OR
IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE
INDEX INCLUDING, WITHOUT LIMITATION, THE INDICES, OR ANY DATA INCLUDED THEREIN. IN
NO EVENT SHALL BARCLAYS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR
CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF
SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY
LAW.

None of the information supplied by Barclays and used in this publication may be reproduced in any manner without the prior written permission of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167.
Registered office 1 Churchill Place London E14 5HP.

The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI is available without charge, upon request. You may obtain a copy of the SAI and make inquiries about your Contract by contacting us at (888) 266-8489. You may also obtain a copy of the SAI at www.athene.com/products/rila/amplify2.

Information about current upside limits posted on the Company’s website as incorporated by reference into the prospectus where noted under the sub-heading “Setting the Cap Rates, Participation Rates, Trigger Rates, Segment Fee and Annual Interest Rates” in the section of the prospectus “The Insurance Company and Investment Options”. We will provide copies of such information without charge, upon request, at the phone number referenced in the previous paragraph.

Edgar Contract Identifier No. C000258317

ATHENE ANNUITY AND LIFE COMPANY

STATEMENT OF ADDITIONAL INFORMATION

Athene® Amplify 2.0
Single Purchase Payment Index-Linked Deferred Annuity Contract

This Statement of Additional Information contains additional information to the prospectus, dated April 30, 2025 , for the Athene Amplify 2.0 individual single purchase payment index-linked deferred annuity contract (the “Contract”) issued by Athene Annuity and Life Company (the “Company”). This Statement of Additional Information is not a prospectus but should be read only in conjunction with the prospectus for the Contract. You may obtain a prospectus by calling (888) 266-8489, e-mailing us at AskAthene@Athene.com, or by mailing a written request to P.O. Box 1555, Des Moines, IA 50306-1555.

The date of this Statement of Additional Information is April 30, 2025
1

General Information and History	3
Non-Principal Risks of Investing in Contract	3
Services	6
Sale of the Contracts	6
Contract Adjustments	7
Financial Statements	7
2

General Information and History

The Company is a stock life insurance company organized under the laws of Iowa. The Company was founded in 1896 and became known by its current name in 2014. The Company is licensed to conduct life insurance business in 49 states (excluding New York), the District of Columbia and Puerto Rico. The Company is an indirect, wholly owned subsidiary of Athene Holding Ltd. (“AHL”). Effective January 1, 2022, as a result of the merger of AHL and Apollo Global Management Inc. (“AGM”), AGM became the parent company of AHL and its subsidiaries, including the Company. The Company’s statutory home office is 7700 Mills Civic Parkway, West Des Moines, Iowa 50266.

The Company specializes in issuing, reinsuring, and acquiring retirement savings products. Currently, the Company focuses primarily on: (i) fixed, fixed indexed, and registered index-linked annuities; (ii) pension group annuities; and (iii) funding agreements, including through its participation in a funding agreement backed note program.

Non-Principal Risks of Investing in Contract

Interest rate fluctuations could adversely affect the Company's business, financial condition, results of operations, liquidity, and cash flows.
Interest rate risk is a significant market risk for the Company. The Company defines interest rate risk as the risk of an economic loss due to changes in interest rates. This risk arises from the Company’s holdings in interest rate-sensitive assets (e.g., fixed income assets) and liabilities (e.g., fixed deferred and immediate annuities). Substantial and sustained increases or decreases in market interest rates could materially and adversely affect the Company’s business, financial condition, results of operations, liquidity and cash flows, including in the following respects:

•Significant changes in interest rates expose the Company to the risk of not realizing anticipated spreads between overall net investment earned rates and its cost of funds.
•Changes in interest rates may negatively affect the value of the Company’s assets and the Company’s ability to realize gains or avoid losses from the sale of those assets. Significant volatility in interest rates may have a larger adverse impact on certain assets in the Company’s investment portfolio that are highly structured or have limited liquidity.
•Changes in interest rates may cause changes in prepayment rates on certain fixed-income assets within the Company’s investment portfolio. For instance, falling interest rates may accelerate the rate of prepayment on mortgage loans, while rising interest rates may decrease such prepayments below the level of the Company’s expectations. At the same time, falling interest rates may result in the lengthening of duration for policies and liabilities due to the guaranteed minimum benefits contained in the Company’s products, while rising interest rates could lead to increased policyholder withdrawals and a shortening of duration for liabilities. In either case, the Company could experience a mismatch in its assets and liabilities and potentially incur significant economic losses.
•During periods of declining interest rates or a prolonged period of low interest rates, annuity products may be relatively more attractive to existing policyholders than other investment opportunities available to them. This may cause the Company’s assumptions regarding persistency to prove inaccurate as the Company’s policyholders opt to not surrender or take withdrawals from their products, which may result in the Company experiencing greater claim costs than it had anticipated and/or cash flow mismatches between assets and liabilities.
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•Certain securitized financial assets are accounted for based on expectations of future cash flows. To the extent future interest rates are lower than the Company has projected, the Company will experience slower accretion of discounts on these assets and will have a lower yield on its portfolio.
•An extended period of declining interest rates or a prolonged period of low interest rates may cause the Company to decrease the crediting rates of its products, thereby reducing their attractiveness.
•During periods of declining interest rates, the Company may have to reinvest the cash it receives as interest or return of principal on its investments into lower-yielding high-grade instruments or seek potentially higher-yielding, but higher-risk instruments in an effort to achieve returns comparable with those attained during more stable interest rate environments.
•In periods of rapidly increasing interest rates, withdrawals from and/or surrenders of annuity contracts may increase as policyholders choose to seek higher investment returns elsewhere. Obtaining cash to satisfy these obligations may require the Company to liquidate fixed-income investments at a time when market prices for those assets are depressed. This may result in realized investment losses.
•An increase in market interest rates could reduce the value of certain of the Company's investments held as collateral under reinsurance agreements and require us to provide additional collateral, thereby reducing its available capital and potentially creating a need for additional capital which may not be available to us on favorable terms, or at all.
The Company could experience a financial strength rating downgrade, potential downgrade, or other negative action by a rating agency following the purchase of a Contract.

Various Nationally Recognized Statistical Rating Organizations (“NRSROs”) review the financial performance and condition of insurers and reinsurers, including the Company, and publish their financial strength ratings as indicators of an insurer’s ability to meet policyholder obligations. These ratings are important to maintain public confidence in the Company’s products, its ability to market its products, and its competitive position. Factors that could negatively influence this analysis include:

•Changes to the Company’s business practices or organizational business plan in a manner that no longer supports its ratings;
•Unfavorable financial or market trends;
•Changes in NRSROs’ capital adequacy assessment methodologies in a manner that would adversely affect the financial strength ratings of the Company;
•A need to increase reserves to support the Company’s outstanding insurance obligations;
•The Company’s inability to retain senior management and other key personnel;
•Rapid or excessive growth, especially through large reinsurance transactions or acquisitions, beyond the bounds of capital sufficiency or management capabilities as judged by the NRSROs; and
•Significant losses to the Company’s investment portfolio.

Some other factors may also relate to circumstances outside of the Company’s control, such as views of the NRSRO and general economic conditions.

Any downgrade or other negative action by a NRSRO with respect to the financial strength ratings of the Company, or our credit ratings, could materially adversely affect the Company and policyholders who relied on the Company’s financial strength ratings or credit ratings when purchasing their Contracts, including by:

•Causing policyholders to lose confidence in the Company’s financial stability, leading to concerns about the Company’s ability to pay claims;
•Increasing the number or amount of policy lapses or surrenders and withdrawals of funds, which may result in a mismatch of the Company’s overall asset and liability position;
•Harming relationships with or perceptions of distributors, independent marketing organizations, sales agents, banks, and broker-dealers;
•Requiring the Company to offer higher crediting rates or greater policyholder guarantees on its insurance products in order to remain competitive;
•Increasing the Company’s borrowing costs;
4

•Reducing the Company’s level of profitability and capital position generally or hindering its ability to raise new capital; or
•Requiring the Company to collateralize obligations under or result in early or unplanned termination of hedging agreements and harming its ability to enter into new hedging agreements.

In order to improve or maintain its financial strength ratings, the Company may attempt to implement business strategies to improve its capital ratios. However, we cannot guarantee any such measures will be successful. We cannot predict what actions NRSROs may take in the future, and failure to maintain current financial strength ratings could materially and adversely affect the Company’s business, financial condition, results of operations, and cash flows.

The Company is subject to the credit risk of its counterparties, including ceding companies, reinsurers, plan sponsors and derivative counterparties.
The Company may cede certain risks by entering into reinsurance agreements. Under such agreements, the Company will be liable for losses relating to insurance risks if the applicable reinsurer fails to perform under its reinsurance agreement with the Company. Although the applicable reinsurer may be obligated to maintain collateral for the Company’s benefit to support obligations under the applicable reinsurance agreement with the Company, such collateral may not be sufficient to satisfy all of the reinsurer’s obligations to the Company. As with any reinsurance agreement, the Company remains liable to its policyholders if the applicable reinsurer fails to perform. In addition to possible losses that could be incurred if the Company is forced to recapture any ceded blocks, the Company may also face a substantial shortfall in capital to support the recaptured business, possibly resulting in material declines to its RBC ratio and/or creditworthiness.

The Company also assumes liabilities from other insurance companies. Changes in the ratings, creditworthiness or market perception of such ceding companies or in the administration of policies reinsured to the Company could cause policyholders of contracts reinsured to the Company to surrender or lapse their policies in unexpected amounts. In addition, to the extent such ceding companies do not perform under their reinsurance agreements with the Company, the Company may not achieve the results it intended and could suffer unexpected losses. In either case, the Company has exposure to its reinsurance counterparties which could adversely affect the Company’s financial condition.

The Company assumes pension obligations from plan sponsors, including obligations in respect of current employees of the plan sponsor. The transfer of these obligations expose it to the credit risk of the plan sponsor. If the plan sponsor were to experience financial distress that resulted in bankruptcy or significant terminations or otherwise experienced substantial turnover of employees active under the plan, such employees might be entitled to rights under the pension plan, such as lump sum payments. To the extent that a plan sponsor experienced a significant turnover event, the Company may not achieve the targeted return expected at the time the pension risk transfer transaction was priced and its financial position, results of operations, liquidity and cash flow may be adversely affected.

In addition, the Company is exposed to credit loss in the event of nonperformance by its counterparties on derivative agreements. The Company seeks to reduce the risk associated with such agreements by entering into such agreements with large, well-established financial institutions. There can be no assurance that the Company will not suffer losses in the event a counterparty on a derivative agreement fails to perform or fulfill its obligations.

Many of the Company’s invested assets are relatively illiquid and the Company may fail to realize profits from these assets for a considerable period of time, or lose some or all of the principal amount the Company invests in these assets if it is required to sell its invested assets at a loss at inopportune times.
Many of the Company’s investments are in securities that are not publicly traded or that otherwise lack liquidity, such as its privately placed fixed maturity securities, below investment grade securities, investments in mortgage loans and alternative investments. These relatively illiquid types of investments are recorded at fair value. If a material liquidity demand is triggered and we are unable to satisfy the demand with the sources of liquidity
5

available to the Company, it could be forced to sell certain of its assets and there can be no assurance that the Company would be able to sell them for the values at which such assets are recorded and it might be forced to sell them at significantly lower prices. In many cases, the Company may also be prohibited by contract or applicable securities laws from selling such securities for a period of time. Thus, it may be impossible or costly for the Company to liquidate positions rapidly in order to meet unexpected policyholder withdrawal or recapture obligations. This potential mismatch between the liquidity of the Company’s assets and liabilities could have a material and adverse effect on the Company’s business, financial condition, results of operations and cash flows.

Furthermore, governmental and regulatory authorities periodically review legislative and regulatory initiatives, and may promulgate new or revised, or adopt changes in the interpretation and enforcement of existing, rules and regulations at any time that may impact the Company’s investments. For example, Rule 15c2-11 under the Exchange Act governs the submission of quotes into quotation systems by broker-dealers and has historically been applied to the over-the-counter equity markets. Effective October 30, 2023, the SEC adopted an order exempting securities issued pursuant to Rule 144 from the quotation restrictions of Rule 15c2-11. However, for many other privately placed fixed income securities, Rule 15c2-11 restricted the ability of market participants to publish quotations after January 4, 2024. Such change in regulatory requirements could disrupt market liquidity and cause securities in the Company’s investment portfolio that are not publicly traded, such as its privately placed fixed maturity securities and below investment grade securities, to lose value, which could have a material and adverse effect on its business, financial condition or results of operations.
Services
The financial statements of the Company as of and for the years ended December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, 699 Walnut Street, Suite 1800, Des Moines, Iowa 50309, an independent auditor, as stated in their report appearing herein.

Most of the people who provide administrative and business management services to the Company in connection with the Contracts are employees of an affiliate of the Company, Athene Employee Services LLC (“AES”). The Company is party to Shared Services and Cost Sharing Agreements with AES and certain other affiliated companies pursuant to which each party agreed to provide certain financial, legal and other services to the other parties. Under these agreements, the Company incurred expense of $430.5 million, $378.6 million , and $340.6 million during 2024, 2023 and 2022, respectively.
Sale of the Contracts
Athene Securities LLC (“Athene Securities”), a wholly owned subsidiary of AHL located at 7700 Mills Civic Parkway, West Des Moines, Iowa 50266, serves as distributing underwriter for the Contracts. Athene Securities is registered as a broker-dealer with the SEC under the 1934 Act, as well as with the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority (FINRA). Athene Securities is a member of the Securities Investors Protection Corporation.

We offer Contracts on a continuous basis. Contracts are sold only by licensed Financial Professionals in those states where the Contracts may be lawfully sold. Athene Securities does not itself sell the Contracts on a retail basis. Rather, Athene Securities enters into selling agreements with unaffiliated broker-dealer firms (the “selling broker-dealers”) for the sale of the Contracts through those firms and their Financial Professionals. The Financial Professionals will be registered representatives of the selling broker-dealers that are registered as broker-dealers under the 1934 Act and members of FINRA.

We may fund Athene Securities’ operating and other expenses, including overhead, legal and accounting fees, Financial Professional training, compensation for the Athene Securities management team, and other expenses associated with the Contracts.

6

Under the distribution agreement we pay selling commissions to Athene Securities, which Athene Securities re-allows to the selling broker-dealers. Athene Securities does not retain any commissions on the sale of the Contracts. The amount and timing of commissions paid to selling broker-dealers may vary depending on the selling agreements and the Contract sold but will not be more than 7% of the Purchase Payment. Some selling broker-dealers may elect to receive a smaller amount of commission at the time of the sale and an ongoing trail commission for as long as the Contract remains in effect or as agreed in the selling agreement. We may pay or allow other promotional incentives or payments to selling broker-dealers in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations.

The Financial Professionals who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the selling broker-dealers in the form of commissions or other compensation, depending on the agreement between the selling broker-dealer and the Financial Professional. The Financial Professionals are also eligible for various cash benefits, such as bonuses, insurance benefits, and financing arrangements, and non-cash items. Non-cash items include conferences seminars and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, priority operations support, preferred programs, and other similar items. Sales of the Contracts may help Financial Professionals qualify for such benefits.

We may also pay compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of ours, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Financial Professionals of the selling broker-dealers. These allowances may be based on a percentage of the Purchase Payment.

In addition to the compensation described above, we may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to selling broker-dealers and wholesaling broker-dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all broker-dealers, and the terms of any agreement governing the payments may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the broker-dealers’ preferred or recommended list, increased access to the selling broker-dealers’ registered representatives for purposes of promoting sales of our products, assistance in training and education of the Financial Professionals, and opportunities for us to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the broker-dealer’s actual or expected aggregate sales of the Contract and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Financial Professional.

Commissions and other incentives or payments described above are not charged directly to you. We intend to recoup commission and other expenses through fees and charges deducted under the Contract.
Contract Adjustments
The “Charges and Adjustments” section of the prospectus describes adjustments under the Contract, including Segment Fees, Withdrawal Charges, Interest Adjustments, and Equity Adjustments. Appendix B of the prospectus provides examples of how these adjustments work.
Financial Statements of the Company
The statutory-basis financial statements of Athene Annuity and Life Company are included in this section of the prospectus. They should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to the investment performance of the assets held in the Separate Account.
7

Athene Annuity and Life
Company
Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
Athene Annuity and Life Company
7700 Mills Civic Parkway
West Des Moines, IA 50266

Opinions

We have audited the statutory-basis financial statements of Athene Annuity and Life Company (the “Company”), which comprise the balance sheets - statutory-basis as of December 31, 2024 and 2023, and the related statements of operations - statutory-basis, statements of changes in capital and surplus – statutory-basis, and statements of cash flows – statutory-basis for each of the three years in the period then ended December 31, 2024, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the three years then ended, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 1 and Note 2 to the statutory-basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for the three years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 and Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Insurance Division. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

1

Emphasis of Matter

As described in Note 1 to the statutory-basis financial statements, Athene Annuity and Life Assurance Company merged with and into the Company. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

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We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

/s/ Deloitte & Touche LLP

Des Moines, Iowa
March 31, 2025
3

Athene Annuity and Life Company
Balance Sheets – Statutory-Basis
December 31, 2024 and 2023
(Dollars in thousands, except per share amounts)

	2024	2023
Admitted assets
Cash and invested assets:
Bonds	$130,962,442	$96,796,209
Preferred stocks	1,819,311	1,392,975
Common stocks:
Affiliated entities	431,051	424,922
Unaffiliated	741,073	340,905
Mortgage loans	60,226,224	41,079,171
Real estate held for the production of income	212,030	226,847
Policy loans	140,451	148,052
Cash, cash equivalents and short-term investments	9,764,163	9,248,957
Receivable for securities	232,578	124,602
Derivative assets	4,845,625	2,819,287
Derivative collateral assets	579,393	687,689
Other invested assets	11,568,991	9,692,696
Total cash and invested assets	221,523,332	162,982,312
Accrued investment income	2,016,652	1,213,332
Premiums due and deferred, net of loading	4,326	5,889
Reinsurance receivable	39,562	899,551
Funds withheld receivable on reinsurance	2,921,009	3,042,326
Reinsurance recoverable	1,331	1,995
Corporate owned life insurance	1,012,862	—
Amounts due from parent, subsidiaries, and affiliates	22,537	9,050
Federal income tax recoverable	166,513	—
Net deferred income tax asset	206,585	581,131
Other admitted assets	48,258	20,465
Separate account assets	49,882,253	50,446,592
Total admitted assets	$277,845,220	$219,202,643

The accompanying notes are an integral part of the financial statements.

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Athene Annuity and Life Company
Balance Sheets – Statutory-Basis
December 31, 2024 and 2023
(Dollars in thousands, except per share amounts)

	2024	2023
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity	$96,601,505	$118,485,591
Accident and health	1,974	1,845
Deposit-type contracts	36,359,016	22,250,440
Policy and contract claims	431,994	444,818
Total policy and contract liabilities	133,394,489	141,182,694
Accrued insurance expenses	70,912	67,210
Interest maintenance reserve	204,696	211,280
Asset valuation reserve	3,765,492	2,839,504
Amounts due to parent, subsidiaries, and affiliates	52,270	53,157
Federal income tax payable	—	21,567
Payable for securities	315,273	113,034
Derivative liabilities	1,030,094	924,357
Derivative and other collateral liability	5,617,217	3,421,910
Remittances and items not allocated	165,436	613,045
Liability for unclaimed property	115,952	110,908
Funds held under reinsurance treaties	55,558,281	5,855,562
Reinsurance payable	2,535,564	1,065,988
Other reinsurance liability	360,458	307,235
Repurchase agreement liability	5,625,701	3,076,319
Due to separate account	14,735,349	5,831,626
Other liabilities	1,687,697	769,181
Separate account liabilities	48,711,282	49,432,465
Total liabilities	273,946,163	215,897,042
Capital and surplus:
Common stock, $1 per share par value - 10,000,000
shares authorized, issued and outstanding	10,000	10,000
Paid-in surplus	5,735,000	4,774,362
Unassigned surplus (deficit)	(1,845,943)	(1,478,761)
Total capital and surplus	3,899,057	3,305,601
Total liabilities and capital and surplus	$277,845,220	$219,202,643

The accompanying notes are an integral part of the financial statements.

5

Athene Annuity and Life Company
Statements of Operations – Statutory-Basis
Years Ended December 31, 2024, 2023 and 2022
(Dollars in thousands)

	2024	2023	2022
Premiums and other revenues
Premiums and annuity considerations for life and accident
and health policies and contracts	$7,736,850	$9,687,027	$6,310,930
Considerations for supplementary contracts with
life contingencies	12,448	(206,655)	56,862
Net investment income	10,501,479	5,644,299	3,945,950
Amortization of interest maintenance reserve	21,463	20,480	37,523
Commissions and expense allowances on reinsurance ceded	1,803,638	1,882,891	1,315,087
Corporate owned life insurance income (expense)	12,862	1,301	(33,395)
Net gain (loss) from operations from separate accounts	674,736	237,746	(48,170)
Modified coinsurance adjustment ceded	(31,753,929)	20,488,103	11,180,188
Funds withheld adjustment assumed	120,230	90,817	102,790
Other income	25,840	25,062	22,385
Total premiums and other revenues	(10,844,383)	37,871,071	22,890,150
Benefits and expenses
Benefits paid or provided for:
Surrender benefits	2,353,840	2,208,333	1,352,506
Annuity and other benefits	1,224,417	1,062,931	919,325
Increase (decrease) in policy reserves	(21,501,778)	28,991,221	17,877,185
Interest on policy or contract funds	1,573,988	700,563	363,469
Total benefits	(16,349,533)	32,963,048	20,512,485
Funds withheld adjustment ceded	1,709,373	277,234	220,652
Interest maintenance reserve ceded	29,503	6,495	(144,523)
Commissions	1,575,075	1,480,785	1,030,864
Commissions and expense allowance on reinsurance assumed	182,717	126,105	119,493
Interest maintenance reserve assumed	(18,059)	53,130	872
General insurance expenses	649,100	574,847	491,626
Insurance taxes, licenses, and fees	65,948	43,674	24,510
Transfer to separate account, net	307,035	1,802,671	1,735,915
Other expense (income)	(8,096)	(5,021)	(19,010)
Total benefits and expenses	(11,856,937)	37,322,968	23,972,884
Net gain (loss) from operations before dividends to
policyowners, federal income taxes and net realized
capital gains (losses)	1,012,554	548,103	(1,082,734)
Dividends to policyowners	17	20	25
Net gain (loss) from operations before federal income
taxes and net realized capital gains (losses)	1,012,537	548,083	(1,082,759)
Federal income tax expense (benefit)	(222,705)	452,495	204,742
Net gain (loss) from operations before net realized
capital gains (losses)	1,235,242	95,588	(1,287,501)
Net realized capital gains (losses), net of tax and transfers to
interest maintenance reserve	(285,751)	(174,391)	801,346
Net income (loss)	$949,491	$(78,803)	$(486,155)

The accompanying notes are an integral part of the financial statements.

6

Athene Annuity and Life Company
Statements of Changes in Capital and Surplus – Statutory-Basis
Years Ended December 31, 2024, 2023 and 2022
(Dollars in thousands)

			Unassigned	Total
	Common	Paid-in	Surplus	Capital
	Stock	Surplus	(Deficit)	and Surplus
Balances at January 1, 2022	$10,000	$1,919,007	$(65,525)	$1,863,482
Net loss	—	—	(486,155)	(486,155)
Capital contribution	—	1,404,889	—	1,404,889
Change in net deferred income tax	—	—	68,962	68,962
Change in net unrealized capital gains
and losses, net of deferred tax	—	—	(534,322)	(534,322)
Change in nonadmitted assets	—	—	(176,621)	(176,621)
Change in asset valuation reserve	—	—	(140,890)	(140,890)
Surplus withdrawn from (contributed to) separate accounts during period	—	—	21,594	21,594
Other changes in surplus in separate accounts statement	—	—	70,866	70,866
Captive tax sharing agreement	—	—	175	175
Reinsurance adjustment	—	—	237,629	237,629
Balances at December 31, 2022	10,000	3,323,896	(1,004,287)	2,329,609
Correction of prior period error	—	—	(70,481)	(70,481)
Net loss	—	—	(78,803)	(78,803)
Capital contribution	—	1,450,466	—	1,450,466
Change in net deferred income tax	—	—	733,722	733,722
Change in net unrealized capital gains
and losses, net of deferred tax	—	—	812,632	812,632
Change in nonadmitted assets	—	—	(134,806)	(134,806)
Change in asset valuation reserve	—	—	(924,913)	(924,913)
Surplus withdrawn from (contributed to) separate accounts during period	—	—	(115,398)	(115,398)
Other changes in surplus in separate accounts statement	—	—	(102,945)	(102,945)
Captive tax sharing agreement	—	—	(42)	(42)
Reinsurance adjustment	—	—	(593,440)	(593,440)
Balances at December 31, 2023	10,000	4,774,362	(1,478,761)	3,305,601
Merger adjustment	—	—	(388,057)	(388,057)
Correction of prior period error	—	—	(7,582)	(7,582)
Net income	—	—	949,491	949,491
Capital contribution	—	960,638	—	960,638
Change in net deferred income tax	—	—	(61,136)	(61,136)
Change in net unrealized capital gains
and losses, net of deferred tax	—	—	1,534,314	1,534,314
Change in nonadmitted assets	—	—	(137,182)	(137,182)
Change in asset valuation reserve	—	—	(925,988)	(925,988)
Other changes in surplus in separate accounts statement	—	—	(517,892)	(517,892)
Captive tax sharing agreement	—	—	350	350
Change in valuation basis on reserves	—	—	376,597	376,597
Reinsurance adjustment	—	—	(1,190,097)	(1,190,097)
Balances at December 31, 2024	$10,000	$5,735,000	$(1,845,943)	$3,899,057

The accompanying notes are an integral part of the financial statements.

7

Athene Annuity and Life Company
Statements of Cash Flows – Statutory-Basis
Years Ended December 31, 2024, 2023 and 2022
(Dollars in thousands)

	2024	2023	2022
Cash from operations
Premiums and policy proceeds, net of reinsurance	$7,750,038	$9,516,710	$6,368,218
Net investment income received	9,300,493	5,091,189	3,671,559
Commissions and expense allowances on reinsurance ceded	1,811,471	1,883,507	1,365,971
Funds withheld adjustment ceded	(1,709,373)	(277,234)	(220,652)
Net benefits received (paid)	(34,968,361)	15,813,076	9,037,121
Commissions and insurance expenses paid	(2,400,280)	(2,153,701)	(1,648,728)
Federal income tax received (paid)	18,197	(507,742)	(389,932)
Net transfers (to) from separate accounts	8,596,689	637,212	(759,787)
Other revenues received less other expenses paid	85,036	46,658	(39,482)
Net cash from operations	(11,516,090)	30,049,675	17,384,288
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	34,416,151	13,382,521	12,738,916
Stocks	338,477	102,598	200,362
Mortgage loans	7,020,006	3,374,534	3,353,038
Other invested assets	1,130,989	1,745,846	3,948,629
Miscellaneous proceeds	281,845	160,981	151,616
Total investment proceeds	43,187,468	18,766,480	20,392,561
Cost of investments acquired:
Bonds	(69,109,193)	(28,599,173)	(24,569,539)
Stocks	(1,136,707)	(973,696)	(213,562)
Mortgage loans	(26,688,611)	(18,127,510)	(10,541,940)
Real estate	(5,754)	—	—
Other invested assets	(2,013,159)	(2,154,461)	(4,665,811)
Miscellaneous applications	(552,064)	(363,694)	(1,190,816)
Total costs of investments acquired	(99,505,488)	(50,218,534)	(41,181,668)
Net change in policy loans	7,908	6,819	(23,654)
Net cash from investments	(56,310,112)	(31,445,235)	(20,812,761)
Cash from financing and miscellaneous sources
Net deposits (withdrawals) on deposit-type contracts	14,108,577	3,343,053	5,709,742
Capital contribution	311,663	310,471	668,433
Borrowed funds and repurchase agreements	2,549,382	(868,264)	1,335,903
Net change in derivative and other collateral liability	2,195,307	1,711,348	(1,710,658)
Funds held under reinsurance	49,702,719	(1,349,641)	(2,312,387)
Other cash provided (applied)	(526,240)	1,148,967	304,466
Net cash from financing and miscellaneous sources	68,341,408	4,295,934	3,995,499
Net change in cash, cash equivalents and short-term investments	515,206	2,900,374	567,026
Cash, cash equivalents and short-term investments
Beginning of year	9,248,957	6,348,583	5,781,557
End of year	$9,764,163	$9,248,957	$6,348,583

The accompanying notes are an integral part of the financial statements.

8

Athene Annuity and Life Company
Statements of Cash Flows – Statutory-Basis
Years Ended December 31, 2024, 2023 and 2022
(Dollars in thousands)

	2024	2023	2022
Supplemental disclosures of cash flow information for non-cash transactions
Capital contribution - non-cash (financing)	$622,337	$1,294,714	$781,743
Capital contribution - non-cash (investing)	(614,665)	(1,282,881)	(781,743)
Capital contribution - non-cash (operating)	(7,672)	(11,833)	—
Capital contribution of stock compensation expense (financing)	26,638	50,466	29,594
Capital contribution of stock compensation expense (investing)	(274)	(408)	(610)
Capital contribution of stock compensation expense (operating)	(26,364)	(50,058)	(28,985)
Security exchanges and asset in kind trades - bond proceeds (investing)	4,409,615	2,904,032	5,220,673
Security exchanges and asset in kind trades - bonds acquired (investing)	(4,409,615)	(2,904,032)	(4,198,476)
Security exchanges and asset in kind trades - other invested asset
proceeds (investing)	65,000	10,913	5,100,973
Security exchanges and asset in kind trades - other invested assets
acquired (investing)	(65,000)	(10,913)	(5,758,613)
Security exchanges and asset in kind trades - mortgage loans acquired
(investing)	—	—	(461,730)
Security exchanges and asset in kind trades - stock proceeds (investing)	30,018	24,002	103,979
Security exchanges and asset in kind trades - stocks acquired (investing)	(30,018)	(24,002)	(6,806)
Reinsurance activity settled in bonds (operating)	470,814	270,727	218,154
Reinsurance activity settled in bonds (investing)	(470,814)	(270,727)	(218,154)
Reinsurance recapture - bonds proceeds (investing)	39,269	35,672	—
Reinsurance recapture (operating)	(39,269)	(35,672)	—
Interest capitalization (operating)	118,597	56,796	9,316
Interest capitalization (investing)	(118,597)	(56,796)	(9,316)
Asset transfer mortgage loans to other invested assets - proceeds (investing)	292,556	4,170	1,962
Asset transfer mortgage loans to other invested assets - acquired (investing)	(292,556)	(4,170)	(1,962)
Asset transfer bonds to mortgage loans - net investment income (operating)	630	1,280	—
Asset transfer bonds to mortgage loans - proceeds (investing)	85,153	139,494	—
Asset transfer bonds to mortgage loans - acquired (investing)	(85,783)	(132,015)	—
Asset transfer bonds to mortgage loans - suspense (financing)	—	(8,760)	—
Asset transfer bonds to stocks - proceeds (investing)	1,714	—	390,258
Asset transfer bonds to stocks - acquired (investing)	(1,714)	—	(390,258)
Asset transfer mortgage loans to bonds - proceeds (investing)	44,067	—	—
Asset transfer mortgage loans to bonds - acquired (investing)	(44,067)	—	—
Asset transfer mortgage loans to real estate - proceeds (investing)	—	74,200	147,085
Asset transfer mortgage loans to real estate - acquired (investing)	—	(74,200)	(147,085)
Asset transfer bonds to other invested assets - proceeds (investing)	—	3,801	—
Asset transfer bonds to other invested assets - acquired (investing)	—	(3,801)	—
Asset transfer stocks to bonds - proceeds (investing)	—	—	105,099
Asset transfer stocks to bonds - acquired (investing)	—	—	(105,099)
The accompanying notes are an integral part of the financial statements.

9

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

1.    Nature of Operations and Significant Accounting Policies

Organization and Nature of Business
Athene Annuity and Life Company (the Company) is a stock life insurance company domiciled in the State of Iowa and was founded in 1896. The Company is licensed in the District of Columbia, Puerto Rico and all states except New York. The Company is a leading retirement services company offering savings products through independent agents and financial institutions that are focused on simple, tax efficient solutions such as fixed indexed and fixed rate annuities. The Company also issues group annuity contracts within a separate account structure to employers related to pension group annuity (PGA) transactions and funding agreements to financial institutions.
All outstanding shares of the Company are owned by Athene Annuity Re Ltd. (AARe), which is an indirect wholly owned subsidiary of Athene Holding Ltd. (AHL). AHL is a direct subsidiary of Apollo Global Management Inc. (AGM).

The Company owns all the outstanding capital stock of Athene Annuity & Life Assurance Company of New York (AANY), which in turn owns all the outstanding capital stock of Athene Life Insurance Company of New York (ALICNY). The Company also owns all the outstanding capital stock of Structured Annuity Reinsurance Company (STAR), Athene Re USA IV, Inc. (Athene Re IV), Centralife Annuities Services, Inc. and P.L. Assigned Services, Inc.

Merger
On December 20, 2023, the Company and Athene Annuity & Life Assurance Company (AADE), its Delaware domiciled parent company, executed an Agreement and Plan of Merger. Effective October 11, 2024, following the receipt of all required regulatory approvals, AADE merged with and into the Company, with the Company as the surviving entity. The Company received a no objection letter from the Insurance Division, Department of Commerce, of the State of Iowa (Iowa Department) to use a merger effective date of October 1, 2024 for financial reporting purposes.

The merger was accounted for in accordance with the Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of the Company and AADE were carried forward to the merged company. The common capital stock of AADE was deemed canceled and AADE’s investment in the affiliated common stock of the Company was eliminated. The business the Company previously ceded to AADE under a coinsurance agreement is no longer reflected as assumed and ceded risks in the recast merged financial statements. The impact of these merger adjustments, net of eliminations, increased capital and surplus by $257,019 as of the merger effective date.

Summarized financial information for the Company and AADE presented separately for the periods prior to the merger is as follows. As further discussed in the Accounting Changes section, the 2023 total assets and total liabilities have been recast to present receivables and payables from affiliated reinsurance agreements on a net basis.

	December 31, 2023
	The Company	AADE	Eliminations	Merged Totals

Total assets	$187,498,423	$35,022,390	$(3,318,170)	$219,202,643
Total liabilities	184,622,544	31,878,759	(604,261)	215,897,042
Capital and surplus	2,875,879	3,143,630	(2,713,908)	3,305,601
Total premiums and other revenues	36,940,976	908,478	21,617	37,871,071
Total benefits and expenses	36,732,225	699,871	(109,128)	37,322,968
Net income (loss)	(209,334)	(215)	130,746	(78,803)

10

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

	December 31, 2022
	The Company	AADE	Eliminations	Merged Totals

Capital and surplus	$2,067,261	$2,298,385	$(2,036,037)	$2,329,609
Total premiums and other revenues	20,451,469	2,500,456	(61,775)	22,890,150
Total benefits and expenses	21,051,869	2,755,050	165,965	23,972,884
Net income (loss)	(238,118)	(20,297)	(227,740)	(486,155)

As described in Note 2, the Company utilizes certain accounting practices prescribed by the Iowa Department to account for its derivative instruments and indexed annuity policy reserves. These accounting practices differed from the methods utilized by AADE. Effective on the date of merger, these prescribed practices were applied to the former AADE block, including for the calculation of balances impacting reinsurance settlements for business ceded under affiliated reinsurance treaties. Also effective on the date of merger, the Company removed AVR balances previously ceded by AADE. In accordance with SSAP No. 3, Accounting Changes and Correction of Errors, the effects of these accounting changes were recorded directly to surplus in 2024, and the historical financials were not restated. The net impact of adopting these accounting changes, net of reinsurance and taxes, decreased surplus by $388,057 as of the merger effective date, primarily driven by the removed ceded AVR balances which did not have an impact on total adjusted capital.

Regulatory Closed Blocks
The Company established two regulatory closed blocks, on March 31, 2000 for Indianapolis Life Insurance Company and June 30, 1996 for AmerUs Life Insurance Company, in connection with the reorganization of two mutual insurance predecessor entities of the Company to a stock form. Insurance policies which had a dividend scale in effect at the time of the reorganizations were included in the closed blocks. The closed blocks were designed to give reasonable assurance to owners of affected policies that assets will be available to support such policies, including maintaining dividend scales in effect at the time of the reorganization, if the experience underlying such scales continues. The assets allocated to the closed blocks, including revenue therefrom, will accrue solely to benefit the owners of policies included in the block until the block is no longer in effect. Payment of dividends on closed block policies will be supported by closed block assets; however, in the unlikely event the closed block assets are insufficient to meet minimum policy obligations, dividend payments will be made from the general funds.

Basis of Presentation
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Iowa Department. The State of Iowa has adopted the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual. These practices differ from accounting principles generally accepted in the United States of America (GAAP) and are presumed to be material.
The more significant of the differences from those prescribed or permitted by the Iowa Department and GAAP are as follows:
Fixed Maturity Securities: Investments in bonds, redeemable preferred stocks, and surplus notes are reported at amortized cost or fair value based on their rating by the NAIC; for GAAP, such investments would be designated at purchase as held-to-maturity, trading or available-for-sale. For GAAP, held-to-maturity fixed maturity investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value
11

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale.
A decline in a security’s estimated fair value that is other-than-temporary is treated as a realized loss in the statements of operations and the cost basis of the security is reduced to its estimated fair value. Under GAAP, available-for-sale securities with a fair value that has declined below amortized cost are evaluated to determine how the decline in fair value should be recognized. If it is determined, based on the facts and circumstances related to the specific security, that the holder intends to sell a security or it is more likely than not that the holder would be required to sell a security before the recovery of its amortized cost, any existing allowance for credit losses is reversed and the amortized cost of the security is written down to fair value. If neither of these conditions exist, the holder evaluates whether the decline in fair value has resulted from a credit loss or other factors. If the decline in fair value resulted from a credit loss, the cost basis is not reduced but rather a valuation allowance is established and is remeasured each period for the passage of time, any change in expected cash flows, and changes in the fair value of the security.

Mortgage Loans: Mortgage loans are reported at amortized cost. Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are established for the expected credit losses at the time of purchase and represent the portion of the asset’s amortized cost basis the Company does not expect to collect due to credit losses over the asset’s contractual life. Expected credit losses consider past events, current conditions, and reasonable and supportable forecasts of future economic conditions or macroeconomic forecasts. Effective January 1, 2022, the Company elected the fair value option on the Company’s mortgage loan portfolio for GAAP. Changes in the fair value of the mortgage loan portfolio are reported in investment related gains (losses).

Real Estate: Investments in real estate are reported net of related obligations. Under GAAP, real estate is reported on a gross basis.

Short-term Investments: Short-term investments include investments with maturities less than one year from the date of acquisition and are included in cash, cash equivalents and short-term investments in the balance sheets and statements of cash flows. Under GAAP, investments with maturities less than three months from the date of acquisition are included in cash and cash equivalents while investments with maturities less than one year but greater than three months are included in short-term investments and are not part of cash and cash equivalents in the statements of cash flows.
Derivatives: Derivative instruments used in hedging transactions that meet the criteria of an effective hedge, and are designated in a hedge accounting relationship, are valued and reported in a manner that is consistent with the hedged asset or liability (e.g., amortized cost or fair value with the net unrealized capital gains (losses) reported in surplus along with any adjustment for federal income taxes). Embedded derivatives are not accounted for separately from the host contract. Under GAAP, all derivatives are reported on the balance sheets at fair value, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and valued and reported at fair value. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not to apply hedge accounting, are accounted for at fair value and the changes in the fair value are recorded as unrealized gains or unrealized losses directly to surplus rather than to income as required under GAAP. Refer to Note 2 for discussion surrounding the Company's prescribed practices applied to derivatives.
Other Invested Assets: Changes in value of certain other long-term investments accounted for under the equity method of accounting are recorded as unrealized gains and losses as a component of surplus. Under GAAP, such changes are recorded through earnings.
12

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Interest Maintenance Reserve (IMR):  Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The Company also defers the gains and losses related to the market value adjustment (MVA) on annuity policies.  The net deferral is reported as IMR in the accompanying balance sheets.  Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR.  Under GAAP, realized capital gains and losses and the MVA would be reported in the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold or the MVA was realized.

Asset Valuation Reserve (AVR): The AVR provides a valuation allowance for invested assets and is determined by an NAIC prescribed formula with changes reflected directly in surplus; AVR is not recognized for GAAP.
Policy Acquisition Costs: The costs of acquiring and renewing business are expensed as incurred. Under GAAP, acquisition costs directly related to successful acquisition of new or renewal contracts are capitalized and amortized over the life of the contracts.
Nonadmitted Assets: Certain assets are designated as nonadmitted; principally, as applicable, certain receivables from agents and bills receivable, electronic data processing equipment, capitalized software, furniture and equipment, prepaid expenses, certain deferred income tax assets, non-insurance subsidiaries for which audited GAAP financial statements are not obtained, and other certain assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to surplus. Under GAAP, there is no concept of nonadmitted assets.
Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Interest on these policies is reflected in other benefits. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, premiums received on universal life are recorded directly to the reserve liability and benefits incurred represent interest credited to the policy account value and the excess of benefits paid over the policy account value. For deferred annuity policies and single premium immediate annuity (SPIA) policies without life contingencies, premiums received and benefits paid are recorded directly to the policy reserve liability.

Deposit-Type Contracts: The Company records the liability for fixed coupon rate funding agreements in the amount equal to the present value of the future interest payments and maturity payments discounted at the appropriate statutory valuation rate. For floating coupon rate funding agreements, the Company records the liability in the amount equal to the notional value plus the accrued interest on the next coupon payment. Under GAAP, these liabilities are recorded using the effective interest method based on the initial deposit and projected future coupon payments and maturity value. For funding agreements denominated in foreign currencies, the liabilities are calculated in the foreign currency and then converted to US dollars using the spot foreign exchange rate as of the balance sheet date.
For SPIA without life contingencies, the Company records the liability as the present value of cash flows discounted using prescribed valuation interest rates. Under GAAP, these liabilities are recorded using the effective interest method whereby an effective interest rate is solved for such that the present value of benefits and maintenance expenses equals the gross premium received less deferrable acquisition costs.
Benefit Reserves: Certain policy reserves, including the group annuity contracts related to PGAs, are calculated as the present value of cash flows discounted using prescribed valuation interest rates and prescribed mortality rather than on estimated expected experience or actual account balances as would be required under GAAP. For group
13

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
annuity contracts related to PGA business, the Company received approval from the Iowa Department to use an alternative methodology where mortality is based on prudent best estimate assumptions rather than prescribed mortality. For PGA group annuity contracts with deferred lives (participants not currently receiving pension benefits but eligible to commence at a future date), the present value of expected benefits is determined using prudent best estimate assumptions (mortality, election type, election age, etc.) based on any plan experience, industry data and actuarial judgment.
Reinsurance: Policy and contract liabilities ceded to reinsurers under coinsurance agreements have been reported as reductions of the related reserves rather than as assets as would be required by GAAP. Any reinsurance balances deemed to be uncollectible are written off through a charge to earnings. A liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to surplus. Under GAAP, an allowance for expected credit losses is established through a charge to earnings with subsequent changes to expected credit losses recognized as an adjustment to that allowance through a charge to earnings. Upfront commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.
Deferred Income Taxes: Deferred tax assets are limited to: 1) the amount of capital gains taxes paid in prior years that can be recovered through capital loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, plus 2) the lesser of the amount of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of adjusted capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering the character (i.e. ordinary versus capital) of the deferred tax assets and liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.
Policyowner Dividends: Policyowner dividends are recognized when declared rather than over the term of the related policies as required by GAAP, and are reserved one year in advance through charges to operations.
Subsidiaries, Controlled and Affiliated Entities: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company. Under GAAP, such consolidation would be required.
Comprehensive Income: Comprehensive income and its components are not presented in the financial statements, which is required under GAAP.
Separate Accounts: Separate account premiums and benefits are recognized in the accompanying statements of operations and transferred to or from the separate account. Under GAAP, separate account premiums and benefits are not recognized. The accounts and operations of the Company’s Funding Agreements, Group Annuity, and Index-Linked Annuity Separate Accounts are not consolidated with the accounts and operations of the Company as would be required under GAAP.

14

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Other significant accounting policies follow:

Investments
The Company's bonds, loan-backed and structured securities, preferred stocks, affiliated and unaffiliated common stocks, mortgage loans, real estate, policy loans, short-term investments, cash equivalents and other invested assets are stated using methods prescribed by the NAIC, as follows:

•Bonds not backed by other loans are principally stated at amortized cost using the modified scientific method unless they are designated by the Securities Valuation Office (SVO) of the NAIC as Class 6, in which case they are reported at the lower of amortized cost or fair value. Bonds containing issuer call provisions (except "make-whole" call provisions) are amortized to the call or maturity value and date which produces the lowest asset value (yield-to-worst).

•Loan-backed and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except for principal-only, interest-only, purchased credit impaired securities, and securities not highly rated at the time of purchase, which are valued using the prospective method.

•Perpetual preferred stock is carried at fair value, not to exceed any currently effective call price. The related net unrealized capital gains or losses are reported in surplus along with any adjustment for federal income taxes. Redeemable preferred stock designated by the SVO as Class 3 or better is carried at amortized cost. Redeemable preferred stock designated by the SVO as Class 4 to 6 is carried at the lower of cost or fair value.

•Affiliated common stock of the Company’s insurance subsidiaries is reported in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, at the subsidiary's underlying capital and surplus plus unamortized goodwill. The Company’s investment in non-insurance subsidiaries is reported at the subsidiary's GAAP book value. The net change in the underlying book value of the subsidiaries is reflected within surplus as a change in unrealized capital gains and losses.

•Unaffiliated common stocks are reported at fair value based on quoted market prices or commercially available vendor prices and the related net unrealized capital gains or losses are reported in surplus along with any adjustment for federal income taxes. The Company is a member of the Federal Home Loan Bank (FHLB) of Des Moines which requires members to purchase FHLB capital stock in relation to the amount of FHLB advances drawn by such member. There is no active market for FHLB stock, and the stock is carried at cost, which is equivalent to fair value.

•There are no restrictions on assets, except for those disclosed in Note 4.

•Mortgage loans are reported at unpaid principal balances, net of unamortized premiums and discounts, less valuation allowance for specific reserves. A mortgage loan is considered for a specific allowance when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that it will not be able to collect all scheduled principal and interest, a valuation allowance is established and the mortgage loan is written down to the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell and the recorded investment in the mortgage loan. The creation of a valuation allowance for specific reserves or change to an existing valuation allowance for specific reserves is reflected within surplus as a change in unrealized gains and losses. Mortgage loans for which foreclosure is probable are considered permanently impaired and a direct write down is recognized as a realized loss in the statements of operations and a new cost basis is established.

15

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
•Real estate classified as held for sale is reported at lower of depreciated cost or fair value, net of related obligations. Real estate classified as held for the production of income is reported at depreciated cost net of related obligations.

•Policy loans are valued at unpaid principal balances.

•Short-term investments include investments with remaining maturities of one year or less at the time of acquisition (excluding those investments classified as cash equivalents as defined below) and are principally stated at amortized cost. Short-term investments include bonds and money market instruments.

•Cash equivalents are money market mutual funds or short-term highly liquid investments with an original or remaining maturity of three months or less at the date of purchase and are principally stated at amortized cost.

•Other invested assets are primarily comprised of partnership interests. Partnership interests are accounted for under the equity method of accounting under which the carrying value of the related partnership interest is based on the Company’s proportional share of the GAAP equity of the partnership. Any difference between the cost basis and carrying value of the partnership interest is reflected in surplus. Other than partnerships, other invested assets may include surplus notes. Surplus notes with an NAIC 1 or NAIC 2 designation are reported at amortized cost. Surplus notes with an NAIC 3 through NAIC 6 designation are reported at the lesser of amortized cost or fair value, with fluctuations in fair value reflected within surplus as a change in unrealized gains and losses.

•Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to purchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The Company's repurchase agreements are accounted for as secured borrowings. The Company pledges investments, receives cash as collateral and establishes a liability to return the collateral. For reverse repurchase agreements, the Company lends cash and establishes a short-term investment for the principal amount loaned under the agreement.

Changes in unrealized gains or losses on bonds, preferred stocks, and common stocks carried at fair value are credited or charged directly to surplus, except those securities with OTTI. A decline in a security’s estimated fair value that is other-than-temporary is treated as a realized loss in the statements of operations and the cost basis of the security is reduced to its estimated fair value. The Company identifies fixed income and equity securities that could potentially have impairments that are other-than-temporary by monitoring changes in fair value of its securities relative to the amortized cost of those securities. The Company reviews its bonds and stocks on a case-by-case basis to determine whether an OTTI exists and whether losses should be recognized through earnings. The Company considers relevant facts and circumstances in evaluating whether a credit or interest rate-related impairment of a security is other-than-temporary. Relevant facts and circumstances considered include: (1) the extent and length of time the fair value has been below cost; (2) the reasons for the decline in fair value; (3) the issuer’s financial position and access to capital; and (4) for fixed income securities, the Company’s intent to sell a security or whether it is more likely than not it will be required to sell the security before the recovery of its amortized cost (which, in some cases, may extend to maturity) and for equity securities, the Company’s ability and intent to hold the security for a period of time that allows for the recovery in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, an impairment loss is recognized.

The recognition of an OTTI for loan-backed and structured securities is dependent upon the Company’s ability and intent to hold the security until the ultimate recovery of amortized cost. SSAP No. 43R, Loan-backed and Structured Securities, requires that an OTTI loss be recognized in earnings for a loan-backed or structured security in an unrealized loss position when it is anticipated that the cost basis will not be recovered. When an OTTI is recognized, the non-interest related portion of the OTTI loss is recorded through AVR and the interest related portion is recorded through IMR. In situations where the Company intends to sell the security, or it does not have the intent and ability to hold the security until recovery of the amortized cost basis, the entire difference between the security’s amortized cost and estimated fair value is recognized as an OTTI loss in the statements of operations. In situations where the Company does not intend to sell the security, and has both the intent and ability to hold the
16

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
security until recovery of the amortized cost basis but does not expect to recover the entire amortized cost, the difference between the amortized cost basis of the security and the net present value of the future cash flows expected to be collected is recognized as an OTTI loss in the statements of operations.
Realized capital gains and losses are determined on a first-in, first-out basis and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments (principally bonds and mortgage loans) attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.
Changes in nonadmitted asset carrying amounts are recorded directly to surplus.
Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default or foreclosure or which are delinquent more than 90 days. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from interest income when payment exceeds 90 days past due.
Derivatives
Derivatives are carried on the Company’s balance sheets as both derivative assets and derivative liabilities. The Company currently executes both bilateral trades and cleared trades. For bilateral trades, the Company has elected to present any derivatives subject to master netting provisions as a gross asset or liability, gross of collateral presented. Cleared trades are cleared and settled through the broker, the central clearing counterparty and Futures Commission Merchant (FCM). On the date a derivative contract is executed, the Company designates derivatives as either a cash flow hedge, fair value hedge, or a free-standing derivative held for other risk management purposes, which primarily involve managing asset or liability risks associated with the Company’s reinsurance treaties which do not qualify for hedge accounting. Free-standing derivatives also include derivatives that economically hedge interest rate risk and other cash flows risks but do not qualify for, or the Company has chosen not to apply, hedge accounting. The Company’s policy is to align the derivative income or expense to the statements of operations line item for which it relates.

For bilateral derivative positions, in order to reduce the amount of exposure on derivative instruments, the Company may be required to pledge or receive collateral for any derivative contracts that are entered into. The amount of collateral that is required is based on the fair value of the contract and credit threshold of the counterparty. For cleared derivative positions, the Company is required to satisfy daily collateral requirements associated with our FCM agreement and these amounts include initial margin requirements.
Derivative instruments that qualify for hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. For foreign currency forward contracts classified as highly effective, an excluded component representing forward points on the currency contract is amortized into income over the life of the contract. Derivatives that do not qualify for, or for which the Company has elected not to apply hedge accounting, excluding replication transactions and those accounted for in accordance with Iowa Administrative Code Section 191-97, Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve (IAC Section 191-97) (refer to discussion in Note 2), are measured at fair value each reporting period with changes in fair value recorded as unrealized gains or losses in surplus. Cash payments made or received on these derivative instruments are recorded through net investment income.

Futures are recorded at fair value of margin on deposit with the clearing broker and changes in this margin on deposit are recognized in the summary of operations through investment income.
17

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Effective January 1, 2023, the Company adopted revisions to SSAP No. 86, Derivatives, to adopt the generally accepted accounting principles in the United States of America (U.S. GAAP) guidance for determining hedge effectiveness from Accounting Standards Update (ASU) 2017-12. The revisions update the measurement method required for different types of excluded components in hedging instruments such as foreign currency forward points and cross-currency spread basis and expands the investment schedule reporting and disclosures for derivatives in the annual statement blanks. The impact of this adoption on the Company’s financial statements was immaterial.

Separate Accounts
Separate account assets and liabilities reported in the balance sheets represent funds that are separately administered. The Company maintains five separate account arrangements. The first arrangement includes one separate account containing funding agreements. The assets within this separate account represent a reinsurance receivable, as these funding agreements are ceded as discussed in Note 7.
The second arrangement includes three separate accounts, consisting of previously sold variable annuity and variable universal life products. The Company ceased marketing these products in 2009. The assets and liabilities of the variable lines of business are reported at fair value since the underlying investment risks are assumed by the policy owners. Investment income and gains or losses arising from the variable lines of business accrue directly to the policy owners and are, therefore, not included in investment earnings in the accompanying statements of operations.
The third arrangement, known as Group Annuity Separate Accounts, includes separate accounts supporting annuity contracts issued to various employers, or trusts established by such employers, in respect of those employers' pension plans. The group fixed annuity contracts obligate the Company's general account to make annuity payments if the separate account is not able to do so..
The fourth arrangement, known as Index-Linked Deferred Annuity Contract Separate Account, supports registered index-linked deferred annuity contracts issued by the Company.  The Company’s general account has guaranteed the amounts under the index-linked deferred annuity contracts, to the extent not covered by the assets in the separate account.

The fifth arrangement, known as Private Placement Variable Annuity Separate Account, supports private placement variable deferred annuity contracts issued by the Company to purchasers meeting both the requirements as a qualified purchaser and an accredited investor under applicable federal securities laws. Contract owners bear the entire investment risk, including the risk of loss of principal for all amounts invested in the contract.

Premiums and Annuity Considerations
Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. These revenues are recognized when due. Benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Accident and health premiums are earned pro-rata over the terms of the policies.

Deferred and uncollected life insurance premiums represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current year has been collected.
Policy Reserves and Funds on Deposit
Policy reserves for life and annuity contracts, including the group annuity contracts related to PGA, are developed using prescribed actuarial methods. Life reserves are calculated using the Net Level Premium method, Commissioner’s Reserve Valuation Method, or a modified method. Annuity reserves are calculated using the Commissioner’s Annuity Reserve Valuation Method. The use of these reserve methods for life policies is to partially
18

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
offset the effect of immediately expensing acquisition costs by providing a policy reserve increase in the first policy year, which is less than the reserve increase in renewal years. For group annuity contracts related to PGA business, the Company received approval from the Iowa Department to use an alternative methodology, under Iowa code with commissioner approval, where prudent best estimate mortality assumptions are used. Reserves meet the minimum requirements of the insurance laws and regulations of the state of domicile.
Accident and health policy reserves are calculated using statistical analyses to develop and estimate the ultimate net cost of reported and unreported losses. The reserves also include an amount for unearned premiums determined by prorating the premiums received over the terms of the policies and active-life mid-terminal reserves for individual non-cancelable and guaranteed renewable policies using the net level premium method.
The reserves related to fixed-rate investment contracts and policyowner funds left on deposit with the Company are generally equal to fund balances less applicable surrender charges.
The Company offers riders on its fixed annuities which provide for future withdrawal and death benefits. In accordance with the NAIC’s Accounting Practices and Procedures Manual, the rider should be reserved for under Actuarial Guideline 33 (AG 33). The Company requested and received approval from the Iowa Department to use an alternative methodology under the Practical Considerations section of AG 33 for policies issued prior to January 1, 2014. The reserve held for policies issued prior to January 1, 2014 is based on Actuarial Guideline 43 (AG 43), the approved alternative method for these contracts. The reserve held for policies issued January 1, 2014 and after is based on AG 33.

The Company uses an AG 43 reserving approach for the closed individual variable annuity block and index-linked annuity business not classified as a registered indexed linked annuity (RILA). All reinsurance applicable to this business, including treaties covering guaranteed minimum accumulation benefits and guaranteed minimum death benefit features, are covered by AG 43. AG 43 prescribes an approach to calculating reserves that uses a combination of a principles-based method and a rules-based method. Reserves are recorded in aggregate as the greater of (a) a principle-based approach using a range of stochastically generated economic scenarios applied to the in force policies in aggregate and (b) a rule-based, seriatim calculation using defined assumptions and a single economic scenario. Specific attributes of the business and its management, including guarantee features, fund allocation, hedging activity and revenue sources are reflected as well.

The Company uses the formulaic Commissioners Reserve Valuation Method, a rules-based method, to value the variable universal life policies. It is a closed block of business, issued from 1985 to 2008. The Company uses Valuation Manual 21 (VM-21) for RILA and private placement variable deferred annuity contracts. VM-21 became effective January 1, 2020 for new and existing variable and RILA contracts, however Athene received approval from the Iowa Department to continue to use AG 43 for the closed variable annuity block which the Company stopped marketing in 2002. VM-21 is a principles-based reserve approach that utilizes company specific assumptions and stochastic scenarios, floored by a standard projection which uses prescribed assumptions and acts as a guardrail against potential outliers resulting from company specific assumptions.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the premium beyond the date of death. Reserves are recognized for surrender values in excess of reserves as legally computed.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Mean reserves are determined by computing the regular mean reserve for the policy and holding an additional one half of the extra premium charged for the year.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.
19

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
The following summarizes the mortality tables used to compute life and annuity policy reserves on a net basis:

	December 31, 2024		December 31, 2023
	Amount	Percent	Amount	Percent
Life insurance - (41 CSO/CSI, 58 CET, 58 CSO, 80 CET,
80 CSO, 01 CSO, AE, 60 CSG, 61 CIET, 83 GAM (2.0 - 7.5%))	$53,368	0.1%	$53,858	0.0%
Annuities - (71 IAM, 83 IAM, A2000, 12 IAR, VM21, 51 GAM, 83a, A2000BAS, 2012 IAR/IAR VM, 83 CARVM (1.25 - 11.0%))	96,225,542	99.6	118,008,249	99.6
Other - (0.75 - 11.25%)	322,595	0.3	423,484	0.4
Total	$96,601,505	100.0%	$118,485,591	100.0%

Contract Claim Reserves
Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the date of the balance sheets. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Participating Business
Participating policies entitle the policyowners to receive dividends based on actual interest, mortality, morbidity, and expense experience for the related policies. These dividends are distributed to the policyowners through an annual dividend using current dividend scales, which are approved by the Company's Board of Directors. As of December 31, 2024 and 2023, 9.9% of the Company's life policies were paying dividends.

The method of accounting for policyowner dividends is based upon dividends credited annually to policyowners on their policy anniversary date plus the change from the prior period on one year’s projected dividend liability on policies in force at the statement date. There was no additional income allocated to participating policyowners for the years ended December 31, 2024 and 2023.

Corporate Owned Life Insurance
The Company is the owner and beneficiary of life insurance policies which are included as admitted assets in the balance sheets at their cash surrender values pursuant to SSAP No. 21, Other Admitted Assets. As of December 31, 2024, the cash surrender value of the policies is $1,012,862 and is allocated 100% to other invested assets based on the primary underlying investment characteristics.

Reinsurance
Reinsurance premiums and benefits, paid or provided, are accounted for on a basis consistent with those used in accounting for the policy as originally issued and with the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in surplus and are amortized into income as earnings emerge on the business reinsured. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of amounts ceded. For the Company’s modified coinsurance agreements, the profit and loss with respect to policyholder reserves and the assets supporting the reserves are reflected through the modified coinsurance adjustment ceded line in the accompanying statements of operations. The policyholder reserves are reported within the policy and contract liabilities lines and the assets supporting the reserve are reported within investment asset and liabilities lines of the accompanying balance sheets. Reinsurance recoverable are amounts due from reinsurers on benefits paid by the Company. Reinsurance receivables consist of commissions and expense allowances due and other refunds due from the reinsurer. Reinsurance payables consist of premiums and other refunds due to the reinsurer. As discussed in the Accounting Changes section below, the Company has elected to present receivables and payables from affiliated reinsurance agreements on a net basis on the balance sheets.

20

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Federal Income Taxes
Deferred federal income taxes are calculated as defined by SSAP No. 101, Income Taxes. SSAP No. 101 establishes deferred tax assets and liabilities based on differences between statutory and tax reporting. The deferred tax assets are then subject to an admissibility test which can limit the amount of deferred tax assets that are recorded.

Accounting Changes
During 2024, the Company elected to change its accounting policy for the presentation of receivables and payables resulting from affiliated reinsurance transactions. The Company will present the receivables and payables from these affiliated reinsurance transactions on the net basis on the balance sheets. Previously, these balances were reported gross. Prior year balances on the reinsurance receivable, reinsurance recoverable, separate account assets, policy and contract claims, accrued commissions, reinsurance payable and separate account liabilities lines of the balance sheets have been recast in these financial statements to conform to the 2024 presentation. This change resulted a reduction of both assets and liabilities reported in the 2023 financial statements of $16,079,572. There were no impacts to surplus or net income as a result of this change. The prior year amounts reported in the 2024 Annual Statement were not updated for this change.

During 2024, the Company elected to change the valuation rate basis for in force and future deferred annuity business from issue year to change in funds. The cumulative effect of this change as of January 1, 2024, decreased policy reserve liabilities net of coinsurance by $342,623, and after consideration of modco reinsurance, increased surplus by $136,183, which was recorded directly to surplus in accordance with SSAP No. 3, Accounting Changes and Correction of Errors.

Also during 2024, the Company elected to change the formula reserve basis for in force and future funding agreements to use the single premium immediate annuity statutory valuation interest rate to value fixed interest rate funding agreements. The cumulative effect of this change as of January 1, 2024, decreased policy reserve liabilities net of coinsurance by $33,974, and after consideration of modco reinsurance, had no impact to surplus.

2.    Prescribed and Permitted Statutory Accounting Practices

The Iowa Department recognizes only statutory accounting practices prescribed and permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Iowa Insurance Law. The NAIC’s Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of Iowa. The Commissioner of the Iowa Department (the Commissioner) has the right to permit other specific practices that deviate from prescribed practices.
Among the products issued by the Company are indexed universal life insurance and indexed annuities. These products allow a portion of the premium to earn interest based on certain indices, primarily the Standard & Poor’s 500® Composite Stock Price Index (S&P). Call options, futures, variance swaps and total return swaps are purchased to hedge the growth in interest credited to the customer as a direct result of increases in the related indices. In 2006, the Commissioner issued Bulletin 06-01, Accounting for Derivative Instruments Used to Hedge the Growth in Interest Credited for Index Products, which prescribes that an insurer may elect to recognize changes in the fair value of derivative instruments purchased to hedge indexed products in the statements of operations. The Company has elected to apply Bulletin 06-01 to its futures, variance swaps and total return swaps. Application of Bulletin 06-01 does not impact the Company's surplus.
In 2009, the Commissioner of the Division promulgated Iowa Administrative Code (IAC) Section 191-97, Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve, which prescribes that an insurer may elect (i) to use an amortized cost method to account for certain derivative instruments, such as call options, purchased to hedge the growth in interest credited to the customer on indexed insurance products and (ii) to utilize an indexed annuity reserve calculation methodology under which call options associated with the current index interest crediting term are valued at zero. IAC Section 191-97 does not apply to products that do not guarantee a
21

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
minimum interest accumulation, such as our variable and index-linked deferred annuities. The Company has elected to apply IAC Section 191-97 to its eligible over the counter (OTC) call options and reserve liabilities.

The NAIC requires annuities issued by life insurance companies on or after January 1, 2015, to use the 2012 Individual Annuity Reserving (IAR) Mortality Table. During 2015, the Commissioner promulgated IAC Section 191-43.3(5), which sets an elective alternative effective date of January 1, 2016 for adoption of the 2012 IAR Mortality Table. The Company has chosen to use the Annuity 2000 Mortality Table for annuities issued between January 1, 2015 and December 31, 2015.

A reconciliation of the Company’s net income and surplus between practices prescribed or permitted by the Iowa Department and NAIC Statutory Accounting Practices (NAIC SAP) is shown below:

	Years Ended December 31,
	2024	2023	2022

Net income (loss), Iowa basis	$949,491	$(78,803)	$(486,155)
Iowa prescribed practice:
Derivative instruments Bulletin 06-01	1,609	(9,233)	6,013
Derivative instruments IAC 191-97	52,527	(207,841)	297,711
2015 Mortality IAC 191-43.3(5)	645	(24)	(503)
Net income (loss), NAIC statutory accounting practices	$1,004,272	$(295,901)	$(182,934)

Surplus, Iowa basis	$3,899,057	$3,305,601	$2,329,609
Iowa prescribed practice:
Derivative instruments IAC 191-97	(37,596)	2,174	(67,210)
2015 Mortality IAC 191-43.3(5)	(6,058)	(6,703)	(6,679)
Surplus, NAIC statutory accounting practices	$3,855,403	$3,301,072	$2,255,720

The Company owns all of the outstanding capital stock of Athene Re IV, a special purpose financial captive life insurance company domiciled in the State of Vermont. Athene Re IV, with the explicit permission of the Commissioner of the Vermont Department of Financial Regulation of the State of Vermont, has included as an admitted asset a letter of credit serving as collateral for reinsurance credit taken by the Company in connection with reinsurance agreements entered into between Athene Re IV and the Company. Under NAIC SAP, the letter of credit would not otherwise be treated as an admitted asset.
There is no difference in Athene Re IV's net income between NAIC statutory accounting practices and practices prescribed or permitted by the Vermont Department for the year ended December 31, 2024, 2023 or 2022.
22

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
A reconciliation of Athene Re IV’s surplus between practices prescribed and permitted by the State of Vermont and NAIC SAP is shown below:

	Years Ended December 31,
	2024	2023	2022

Surplus, Vermont basis	$42,097	$42,815	$43,499
Vermont permitted practice:
Letter of credit	(86,109)	(96,314)	(111,941)
Surplus, NAIC statutory accounting practices	$(44,012)	$(53,499)	$(68,442)
If Athene Re IV had not been permitted to include the letter of credit in surplus, its risk-based capital would have been below Mandatory Control Level.

The Company carries its investment in Athene Re IV at Athene Re IV’s capital and surplus of $42,097. If Athene Re IV had not been permitted to include the letter of credit in surplus, Athene Re IV’s capital and surplus would be negative and the Company would have carried its investment in Athene Re IV at $0.

3.    Correction of Prior Period Errors

During 2024, the Company discovered an error which resulted in a $59,214 understatement of commissions and expense allowances on reinsurance ceded and a $12,435 understatement of federal income tax payable in the prior period financial statements. In accordance with SSAP No. 3, Accounting Changes and Correction of Errors, these corrections were recorded directly to surplus.

The Company also discovered an error in 2024 in the tax reserves which resulted in a $54,361 understatement of federal income tax payable, and a $3,569 understatement of net deferred income tax asset in the prior period financial statements. In accordance with SSAP No. 3, Accounting Changes and Correction of Errors, the federal income tax expense correction was recorded directly to surplus.

The net impact of both of these corrections decreased surplus by a total of $4,013, representing 0.1% of ending capital and surplus as of December 31, 2024 and 2023.

During 2023, the Company discovered an error in the tax reserves which resulted in a $70,481 understatement of federal income tax payable and a $12,556 understatement of admitted net deferred income tax asset in the prior period financial statements. In accordance with SSAP No. 3, Accounting Changes and Correction of Errors, the current tax expense correction was recorded directly to surplus. The net impact of the corrections decreased surplus by $57,925, representing 1.8% of ending capital and surplus as of December 31, 2023 and 2.5% as of December 31, 2022.
23

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
4.    Investments

The carrying value and estimated fair value of investments principally held at amortized cost are summarized as follows:

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
December 31, 2024
Bonds:
U.S. governments	$5,691,898	$7,834	$723,050	$4,976,682
All other governments	534,630	11	148,354	386,287
U.S. states, territories and possessions, etc. guaranteed	26,984	—	2,842	24,143
U.S. political subdivisions of states, territories, and possessions, guaranteed	36,508	84	703	35,888
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,245,585	27,818	51,540	1,221,863
Industrial and miscellaneous	92,650,264	778,284	4,605,296	88,823,251
Hybrid securities	300,009	9,195	3,090	306,115
Parent, subsidiaries and affiliates	29,239,015	111,592	454,347	28,896,260
Unaffiliated bank loans	1,237,549	4,437	27,333	1,214,653
Total bonds	$130,962,442	$939,255	$6,016,555	$125,885,142
Short-term investments	$1,017,411	$530	$74	$1,017,867
Cash equivalents	$6,831,570	$119	$—	$6,831,688

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
December 31, 2023
Bonds:
U.S. governments	$3,557,839	$66,957	$514,207	$3,110,588
All other governments	566,382	1,033	119,315	448,100
U.S. states, territories and possessions, etc. guaranteed	28,724	—	2,569	26,154
U.S. political subdivisions of states, territories, and possessions, guaranteed	38,624	1,254	244	39,634
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,282,232	58,955	43,378	1,297,809
Industrial and miscellaneous	76,761,546	894,689	4,850,148	72,806,101
Hybrid securities	250,164	3,635	14,994	238,805
Parent, subsidiaries and affiliates	13,867,414	53,206	479,267	13,441,353
Unaffiliated bank loans	443,284	1,290	30,642	413,932
Total bonds	$96,796,209	$1,081,019	$6,054,764	$91,822,476
Short-term investments	$1,182,496	$74	$148	$1,182,422
Cash equivalents	$6,471,654	$86	$—	$6,471,741

24

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2024, by contractual maturity, is as follows:

	Carrying
	Value	Fair Value
Due in one year or less	$1,695,932	$1,694,079
Due after one year through five years	15,228,317	15,087,826
Due after five years through ten years	16,849,582	15,948,710
Due after ten years	24,496,814	21,334,306
Loan-backed and structured securities	72,691,797	71,820,221
Total	$130,962,442	$125,885,142

The actual maturities may differ from the contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The following tables show unrecognized gross unrealized losses and fair value for investments which other-than-temporary declines in value have not been recognized in the current period, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position:

	Less than		Twelve Months
	Twelve Months		or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2024
Bonds:
U.S. governments	$2,709,698	$110,760	$1,629,049	$612,290	$4,338,747	$723,050
All other governments	52,041	4,528	333,542	143,826	385,583	148,354
U.S. states, territories and possessions, etc. guaranteed	—	—	24,143	2,842	24,143	2,842
U.S. political subdivisions of states, territories, and possessions, guaranteed	23,595	284	3,210	419	26,805	703
U.S. special revenue and special assessment obligations, etc. non-guaranteed	455,333	12,486	187,382	39,054	642,715	51,540
Industrial and miscellaneous	19,320,939	494,895	26,731,924	4,110,401	46,052,863	4,605,296
Hybrid securities	12,071	49	33,384	3,041	45,455	3,090
Parent, subsidiaries, and affiliates	10,345,774	142,588	4,098,655	311,759	14,444,429	454,347
Unaffiliated bank loans	371,017	660	203,298	26,673	574,315	27,333
Total bonds	$33,290,468	$766,250	$33,244,587	$5,250,305	$66,535,055	$6,016,555
Preferred stocks	$64,995	$1	$709,950	$405	$774,945	$406
Short-term investments	$116,275	$74	$—	$—	$116,275	$74
Total	$33,471,738	$766,325	$33,954,537	$5,250,710	$67,426,275	$6,017,035

25

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

	Less than		Twelve Months
	Twelve Months		or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2023
Bonds:
U.S. governments	$591,133	$25,672	$1,584,117	$488,535	$2,175,250	$514,207
All other governments	58,284	1,215	335,859	118,100	394,143	119,315
U.S. states, territories and possessions, etc. guaranteed	20,045	1,289	6,109	1,280	26,154	2,569
U.S. political subdivisions of states, territories, and possessions, guaranteed	90	4	3,591	240	3,681	244
U.S. special revenue and special assessment obligations, etc. non-guaranteed	165,708	1,642	203,384	41,736	369,092	43,378
Industrial and miscellaneous	7,838,032	344,424	38,322,735	4,505,724	46,160,767	4,850,148
Hybrid securities	16,543	727	146,412	14,267	162,955	14,994
Parent, subsidiaries, and affiliates	3,418,974	90,703	5,443,218	388,564	8,862,192	479,267
Unaffiliated bank loans	132,002	18,204	142,347	12,438	274,349	30,642
Total bonds	$12,240,811	$483,880	$46,187,772	$5,570,884	$58,428,583	$6,054,764
Preferred stocks	$707,245	$3,110	$—	$—	$707,245	$3,110
Short-term investments	$68,404	$63	$5,991	$85	$74,395	$148
Total	$13,016,460	$487,053	$46,193,763	$5,570,969	$59,210,223	$6,058,022
Included in the above tables are 5,187 securities from 2,166 issuers at December 31, 2024 and 5,792 securities from 2,921 issuers at December 31, 2023. The unrealized losses on corporate securities come primarily from the Industrial, Financial, and Utility sectors. The unrealized losses are primarily attributable to changes in market interest rates since acquisition. Unrealized losses were not recognized in income as the Company intends to hold these securities and it is not more likely than not that the Company will be required to sell a security before the recovery of its amortized cost.

Loan-backed and Structured Securities
The evaluation of OTTI for the Company’s investments considered the factors discussed in Note 1.

The Company recognized OTTI on loan-backed and structured securities due to the intent to sell or inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis as follows:

	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2024	2023	2022
Amortized cost basis prior to OTTI	$—	$31,140	$—
Less: OTTI recognized	—	3,400	—
Fair value and amortized cost after OTTI	$—	$27,740	$—

26

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
OTTI was recognized on the following loan-backed and structured securities in 2024 due to the present value of the cash flows expected to be collected being less than the amortized cost basis:

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
05529DAA0	3/31/2024	$5,943	$43	$5,901	$5,900
07386HUL3	3/31/2024	734	108	626	626
12543WAA6	3/31/2024	1,215	28	1,059	1,187
12566QAE3	3/31/2024	414	24	384	390
12566QAG8	3/31/2024	388	23	361	365
12566RAD3	3/31/2024	1,260	106	1,154	1,154
12566WAM2	3/31/2024	227	38	189	189
12641TAS5	3/31/2024	4,459	382	3,983	4,077
12641TCC8	3/31/2024	3,042	142	2,521	2,900
12668A5X9	3/31/2024	4,938	81	4,768	4,857
16165TAH6	3/31/2024	1,073	259	814	814
17307GY51	3/31/2024	4,581	73	4,509	4,508
17309KAK3	3/31/2024	3,057	82	2,975	2,975
17309VAA1	3/31/2024	1,072	56	970	1,016
173105AH0	3/31/2024	815	42	758	773
36185MBJ0	3/31/2024	5,075	212	4,757	4,863
36185MEV0	3/31/2024	4,476	8	3,538	4,468
38375ULF5	3/31/2024	904	2	628	902
38375UQG8	3/31/2024	995	30	654	965
38375UTN0	3/31/2024	716	30	502	686
38375UWN6	3/31/2024	798	22	543	776
38375UWQ9	3/31/2024	1,138	73	747	1,065
38375UXF2	3/31/2024	213	4	179	209
38375UZL7	3/31/2024	166	1	115	165
38376R2Y1	3/31/2024	1,857	5	1,196	1,852
38376RAA4	3/31/2024	1,443	90	919	1,353
38376RDS2	3/31/2024	1,416	28	1,025	1,388
38376RHQ2	3/31/2024	292	7	206	285
38376RK88	3/31/2024	443	21	297	422
38376RLK0	3/31/2024	1,123	23	795	1,100
38376RLS3	3/31/2024	239	6	165	233
38376RMF0	3/31/2024	758	222	536	536
38376RNG7	3/31/2024	296	5	207	291
38376RNN2	3/31/2024	512	8	346	504
38376RNY8	3/31/2024	942	25	634	917
38376RQF6	3/31/2024	1,991	30	1,398	1,961
38376RQH2	3/31/2024	1,068	19	739	1,049
38376RRP3	3/31/2024	1,043	2	716	1,041
38376RSA5	3/31/2024	1,165	2	750	1,163
38376RTF3	3/31/2024	478	19	310	459
38376RWU6	3/31/2024	1,440	28	972	1,412
38376RZ66	3/31/2024	464	21	296	443
38380LC92	3/31/2024	281	10	171	271
45660L4E6	3/31/2024	1,505	4	1,252	1,501
61761PAG0	3/31/2024	3,293	16	2,993	3,277
27

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
65540AAB3	3/31/2024	5,376	25	5,086	5,351
86361XAA7	3/31/2024	7,013	156	6,849	6,857
872227AE3	3/31/2024	2,267	58	1,894	2,209
87222PAB9	3/31/2024	2,579	67	2,495	2,512
91863*AB1	3/31/2024	28,697	511	17,995	28,186
026933AA9	6/30/2024	3,824	327	3,416	3,497
05490AAG8	6/30/2024	8,845	8,845	—	—
12667GDA8	6/30/2024	3,975	16	3,827	3,959
16678RFC6	6/30/2024	2,417	288	1,810	2,129
251510GR8	6/30/2024	963	153	809	810
251510LF8	6/30/2024	664	22	642	642
38375BKW1	6/30/2024	106	38	50	68
38375BQY1	6/30/2024	111	29	66	82
38375UFR6	6/30/2024	222	24	126	198
38375ULF5	6/30/2024	818	25	554	793
38375UMZ0	6/30/2024	424	31	282	393
38375UPY0	6/30/2024	1,170	37	858	1,133
38375UUT5	6/30/2024	1,169	35	824	1,134
38375UXF2	6/30/2024	197	3	168	194
38375UZG8	6/30/2024	421	13	296	408
38376R2Y1	6/30/2024	1,708	93	1,079	1,615
38376R3Q7	6/30/2024	451	12	312	439
38376R5B8	6/30/2024	483	38	295	445
38376RAR7	6/30/2024	544	42	344	502
38376RBN5	6/30/2024	504	30	348	474
38376RDA1	6/30/2024	762	55	480	707
38376RDN3	6/30/2024	1,395	76	995	1,319
38376RDS2	6/30/2024	1,197	13	893	1,184
38376RDZ6	6/30/2024	501	6	354	495
38376RFS0	6/30/2024	1,007	21	713	986
38376RJQ0	6/30/2024	934	39	662	895
38376RLK0	6/30/2024	943	34	669	909
38376RLS3	6/30/2024	220	6	161	214
38376RN51	6/30/2024	320	34	217	286
38376RNN2	6/30/2024	435	8	298	427
38376RRC2	6/30/2024	1,281	58	854	1,223
38376RRP3	6/30/2024	917	10	625	907
38376RSA5	6/30/2024	1,067	60	681	1,007
38376RSY3	6/30/2024	616	19	420	597
38376RT55	6/30/2024	336	15	221	321
38376RUM6	6/30/2024	1,339	51	915	1,288
38376RWW2	6/30/2024	1,095	47	719	1,048
38378U8F7	6/30/2024	510	27	338	483
38380LC92	6/30/2024	241	3	152	238
466247UG6	6/30/2024	438	63	375	375
46631JAA6	6/30/2024	3,557	16	2,885	3,541
61748HQW4	6/30/2024	6,648	169	6,008	6,479
61749LAF8	6/30/2024	670	111	556	559
28

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
61762UCH4	6/30/2024	6,774	77	6,480	6,697
75114NAA2	6/30/2024	7,049	13	7,036	7,036
75114NAC8	6/30/2024	3,744	18	3,726	3,726
751150AA1	6/30/2024	13,092	796	11,721	12,296
91863*AB1	6/30/2024	28,259	6,974	14,297	21,285
95000TBC9	6/30/2024	655	109	438	546
BAN0VUVR8	6/30/2024	13,880	4,686	7,480	9,194
BAN0VUVS6	6/30/2024	5,803	3,235	2,184	2,568
02147UAA1	9/30/2024	978	19	942	959
05531XAG9	9/30/2024	4,014	38	3,338	3,976
05532GAF7	9/30/2024	2,164	9	2,140	2,155
07386HUL3	9/30/2024	920	81	839	839
12641TAS5	9/30/2024	3,901	50	3,851	3,851
12641TCC8	9/30/2024	2,802	177	2,456	2,625
126694MU9	9/30/2024	1,491	12	1,232	1,479
16678RFC6	9/30/2024	2,308	243	1,847	2,065
17324KAA6	9/30/2024	4,146	845	3,301	3,301
362611BR5	9/30/2024	1,237	7	1,175	1,230
38375B3G5	9/30/2024	290	2	223	288
38375BGQ9	9/30/2024	106	12	76	94
38376RAR7	9/30/2024	499	7	359	492
38376RBL9	9/30/2024	157	6	111	151
38376RBZ8	9/30/2024	130	23	104	107
38376RWU6	9/30/2024	1,248	55	845	1,193
38377EX74	9/30/2024	95	16	78	79
41161PK44	9/30/2024	4,382	42	4,034	4,340
466247QP1	9/30/2024	1,587	1	1,519	1,586
466247UG6	9/30/2024	407	23	385	384
46631JAA6	9/30/2024	3,523	17	2,978	3,506
46631NAT6	9/30/2024	2,456	88	2,329	2,368
61748HWT4	9/30/2024	1,753	28	1,621	1,725
61763GEQ2	9/30/2024	14,307	69	13,754	14,238
81744LAN4	9/30/2024	1,409	4	1,304	1,405
86212VAE4	9/30/2024	16,640	25	16,116	16,615
86361XAA7	9/30/2024	7,665	217	7,448	7,448
87244BAA6	9/30/2024	9,579	3,173	3,815	6,406
91863*AB1	9/30/2024	21,315	5,933	9,992	15,382
93935HAJ6	9/30/2024	2,492	6	2,307	2,486
G0445QAA6	9/30/2024	3,470	869	2,056	2,601
00192JAE6	12/31/2024	1,640	15	1,570	1,625
00442BAD3	12/31/2024	1,190	25	1,123	1,165
00442BAE1	12/31/2024	2,700	56	2,592	2,644
00443KAD2	12/31/2024	2,046	97	1,945	1,949
00443LAA6	12/31/2024	1,008	14	977	994
007036PG5	12/31/2024	462	32	406	430
026933AA9	12/31/2024	3,437	346	3,092	3,091
05532VBB2	12/31/2024	449	83	230	366
05952FAG8	12/31/2024	1,867	9	1,679	1,858
29

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
07400NAH3	12/31/2024	118	44	13	74
12464YAA7	12/31/2024	1,661	28	1,567	1,633
12464YAB5	12/31/2024	1,338	23	1,275	1,315
12465MAA2	12/31/2024	1,039	22	959	1,017
12667F5W1	12/31/2024	1,844	40	1,803	1,804
12667GDA8	12/31/2024	3,602	11	3,591	3,591
126694JG4	12/31/2024	1,951	15	1,896	1,936
16678RFC6	12/31/2024	2,104	191	1,885	1,913
17324KAC2	12/31/2024	1,181	644	537	537
32051GYL3	12/31/2024	898	15	883	883
36185MBJ0	12/31/2024	4,840	36	4,641	4,804
36245RAA7	12/31/2024	1,454	42	1,369	1,412
36245RAB5	12/31/2024	845	23	787	822
38375B3G5	12/31/2024	266	5	188	261
38375BGQ9	12/31/2024	99	36	62	63
38375BKM3	12/31/2024	258	4	202	254
38375BLM2	12/31/2024	104	35	69	69
38375BSB9	12/31/2024	107	39	67	68
38375UEE6	12/31/2024	349	21	194	328
38375UFR6	12/31/2024	168	5	107	163
38375ULD0	12/31/2024	102	29	73	73
38375UQG8	12/31/2024	692	7	452	685
38375UQJ2	12/31/2024	218	20	159	198
38375UQL7	12/31/2024	109	41	67	68
38375UTN0	12/31/2024	484	14	334	470
38375UTQ3	12/31/2024	202	8	137	194
38375UWN6	12/31/2024	546	12	372	534
38375UXA3	12/31/2024	255	3	183	252
38375UZL7	12/31/2024	113	—	80	113
38376R2Y1	12/31/2024	1,287	4	874	1,283
38376R3Q7	12/31/2024	354	3	257	351
38376R5B8	12/31/2024	376	10	241	366
38376R5Z5	12/31/2024	194	11	124	183
38376RAA4	12/31/2024	1,192	100	784	1,092
38376RAR7	12/31/2024	453	16	311	437
38376RBL9	12/31/2024	128	1	87	127
38376RBZ8	12/31/2024	101	17	84	84
38376RDS2	12/31/2024	842	10	612	832
38376RDZ6	12/31/2024	377	3	264	374
38376RFT8	12/31/2024	646	6	469	640
38376RJD9	12/31/2024	87	6	81	81
38376RK88	12/31/2024	303	1	217	302
38376RLH7	12/31/2024	289	7	215	282
38376RNG7	12/31/2024	186	2	132	184
38376RNN2	12/31/2024	333	1	232	332
38376RNQ5	12/31/2024	131	2	92	129
38376RNY8	12/31/2024	619	2	429	617
38376RQF6	12/31/2024	1,292	5	922	1,287
30

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
38376RQH2	12/31/2024	678	10	497	668
38376RRC2	12/31/2024	969	20	662	949
38376RSY3	12/31/2024	501	18	336	483
38376RT55	12/31/2024	258	6	176	252
38376RTF3	12/31/2024	327	22	207	305
38376RVB9	12/31/2024	412	15	278	397
38376RW36	12/31/2024	103	31	72	72
38376RWU6	12/31/2024	1,049	12	703	1,037
38376RWW2	12/31/2024	849	1	578	848
38376RZ66	12/31/2024	309	3	208	306
38377EX74	12/31/2024	76	12	64	64
38380LC92	12/31/2024	199	4	128	195
41161PTN3	12/31/2024	1,535	7	1,444	1,528
41161PVJ9	12/31/2024	5,639	60	5,167	5,579
41164LAB5	12/31/2024	830	5	793	825
43709XAE1	12/31/2024	5,045	91	4,818	4,954
466309AC5	12/31/2024	605	51	554	554
46631JAA6	12/31/2024	3,441	14	2,832	3,427
59024FAE4	12/31/2024	1,114	61	1,053	1,053
59025QAC3	12/31/2024	369	111	258	258
61755GBF9	12/31/2024	1,282	3	1,046	1,279
61762UCH4	12/31/2024	6,502	147	6,355	6,355
61766LAG4	12/31/2024	2,121	1,455	666	666
61766LAQ2	12/31/2024	1,224	926	298	298
61915YAE1	12/31/2024	2,224	113	2,102	2,111
62951MAY6	12/31/2024	2,674	17	2,415	2,657
75114HAD9	12/31/2024	12,539	246	12,293	12,293
761118DN5	12/31/2024	1,355	30	1,280	1,325
761118QM3	12/31/2024	6,712	61	6,481	6,651
872227AE3	12/31/2024	2,122	318	1,800	1,804
91863*AB1	12/31/2024	16,427	2,215	8,770	14,212
BAN0VUVR8	12/31/2024	8,868	643	7,253	8,225
BAN0VUVS6	12/31/2024	2,320	30	1,981	2,290
G0445QAA6	12/31/2024	2,251	842	1,408	1,409
			$52,221

OTTI was recognized on the following loan-backed and structured securities in 2023 due to the present value of the cash flows expected to be collected being less than the amortized cost basis:

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
00192JAD8	3/31/2023	$1,536	$129	$1,392	$1,407
05952HAD1	3/31/2023	1,527	12	1,443	1,515
1248MBAF2	3/31/2023	9,869	62	8,539	9,807
12639MFA8	3/31/2023	788	18	691	770
12641TAS5	3/31/2023	4,943	65	4,363	4,878
12668BMY6	3/31/2023	1,812	5	1,612	1,806
31

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
126694K31	3/31/2023	383	7	329	376
17322JAB9	3/31/2023	1,435	13	1,422	1,422
61748HQW4	3/31/2023	7,771	104	7,338	7,667
61755GBF9	3/31/2023	1,504	3	1,197	1,501
65540AAB3	3/31/2023	6,065	2	5,649	6,063
74958TAB9	3/31/2023	2,035	6	1,932	2,029
76114BAB4	3/31/2023	1,995	9	1,747	1,986
863579JH2	3/31/2023	929	35	873	895
00212JBN1	3/31/2023	23,384	6	21,371	23,378
02151HAC9	3/31/2023	1,848	3	1,837	1,846
05543DBQ6	3/31/2023	4,914	4	4,739	4,909
05952FAG8	3/31/2023	2,049	25	1,906	2,025
05956DAD6	3/31/2023	1,334	25	1,309	1,309
073881AD6	3/31/2023	3,974	30	3,348	3,944
07388DAC2	3/31/2023	3,784	17	3,728	3,766
12642LBS0	3/31/2023	1,186	2	1,114	1,183
12645VAC1	3/31/2023	3,183	69	2,890	3,113
12646AAY8	3/31/2023	6,224	29	6,183	6,195
12646NAL8	3/31/2023	662	14	610	648
12667GMA8	3/31/2023	1,513	21	1,359	1,492
12668BCL5	3/31/2023	2,478	8	2,462	2,470
16165TAZ6	3/31/2023	1,049	14	944	1,035
17309KAK3	3/31/2023	3,385	52	3,333	3,333
45660LTS8	3/31/2023	508	3	419	506
45661EGC2	3/31/2023	772	26	680	746
456681AE5	3/31/2023	4,319	22	4,134	4,298
466278BR8	3/31/2023	1,872	59	1,802	1,813
46628BCC2	3/31/2023	921	33	824	888
46632BAE4	3/31/2023	824	18	696	806
61748HUF6	3/31/2023	8,784	167	8,192	8,617
61756VBE8	3/31/2023	2,538	24	2,094	2,515
69121PCH4	3/31/2023	3,514	11	3,443	3,503
74927XAE2	3/31/2023	482	26	456	456
749691C41	3/31/2023	2,429	115	2,298	2,314
749691F71	3/31/2023	2,547	43	2,504	2,504
00192JAD8	6/30/2023	1,375	20	1,328	1,355
12639MFA8	6/30/2023	767	9	653	758
61748HQW4	6/30/2023	7,277	6	6,966	7,271
00442BAD3	6/30/2023	1,376	74	1,234	1,302
00442BAE1	6/30/2023	3,121	168	2,818	2,953
00442JAD6	6/30/2023	462	27	363	435
058930AD0	6/30/2023	2,650	22	2,388	2,628
16162WPZ6	6/30/2023	1,826	16	1,731	1,810
16165TAB9	6/30/2023	521	88	433	433
41161PVK6	6/30/2023	6,567	52	6,160	6,514
41161UAC6	6/30/2023	3,179	21	2,661	3,158
46631JAA6	6/30/2023	3,929	48	3,123	3,881
55027BAA6	6/30/2023	14,350	184	13,393	14,167
32

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
59023MAD2	6/30/2023	2,568	124	2,214	2,444
61748HYQ8	6/30/2023	8,725	30	8,252	8,695
61763GEQ2	6/30/2023	16,145	14	14,735	16,131
863579RT7	6/30/2023	99	1	97	98
87222PAB9	6/30/2023	2,730	53	2,678	2,678
94983JAG7	6/30/2023	1,775	52	1,671	1,723
94984NAA0	6/30/2023	1,513	82	1,382	1,431
05952FAG8	6/30/2023	1,991	15	1,855	1,976
073881AD6	6/30/2023	3,712	5	3,259	3,707
07388DAC2	6/30/2023	3,647	6	3,542	3,641
12645VAC1	6/30/2023	3,102	37	2,730	3,065
12646AAY8	6/30/2023	6,003	19	5,909	5,984
12646NAL8	6/30/2023	646	8	576	638
61748HUF6	6/30/2023	8,563	17	8,241	8,546
74927XAE2	6/30/2023	434	14	413	420
00443KAD2	6/30/2023	2,430	120	2,291	2,310
00443LAA6	6/30/2023	1,112	29	999	1,083
05539BEH3	6/30/2023	4,767	2	4,241	4,765
12489WGD0	6/30/2023	1,462	45	1,416	1,416
12667GRV7	6/30/2023	4,735	12	4,516	4,723
12668BBN2	6/30/2023	10,233	90	10,143	10,143
170257AH2	6/30/2023	850	12	786	838
17307G3F3	6/30/2023	142	4	136	138
225470RU9	6/30/2023	2,361	95	2,161	2,266
2254W0MF9	6/30/2023	1,581	—	1,401	1,581
3623418H5	6/30/2023	102	33	69	69
362528AA9	6/30/2023	4,085	22	3,941	4,063
41161PK44	6/30/2023	2,248	—	2,057	2,247
41161PWC3	6/30/2023	1,196	12	1,070	1,183
45254TQW7	6/30/2023	2,822	49	2,507	2,773
46634DCP1	6/30/2023	1,373	1	1,276	1,372
46635AAH6	6/30/2023	2,921	48	2,664	2,873
46637JCJ9	6/30/2023	2,679	45	2,506	2,634
55275BAA5	6/30/2023	1,528	53	1,475	1,475
59024FAD6	6/30/2023	864	86	722	777
59024FAE4	6/30/2023	1,350	134	1,127	1,216
61758LAD1	6/30/2023	1,764	8	1,751	1,756
65539KAF5	6/30/2023	4,206	46	3,764	4,160
65539LAF3	6/30/2023	2,925	30	2,577	2,895
863579XC7	6/30/2023	4,536	25	4,512	4,512
86363GAF1	6/30/2023	84	1	78	83
12641TAS5	9/30/2023	4,759	146	4,250	4,613
61748HQW4	9/30/2023	7,215	115	6,674	7,100
12669GK67	9/30/2023	615	58	423	556
38375BLM2	9/30/2023	260	14	144	246
38375BTZ5	9/30/2023	275	1	157	274
38375ULD0	9/30/2023	240	1	147	239
38375ULQ1	9/30/2023	535	5	406	529
33

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
38375UMZ0	9/30/2023	491	39	276	452
38375UNX4	9/30/2023	365	5	199	361
38375UPB0	9/30/2023	510	46	324	464
38375UQJ2	9/30/2023	436	8	266	429
38375UTQ3	9/30/2023	457	5	295	452
38375UTU4	9/30/2023	753	44	465	709
38375UWQ9	9/30/2023	1,664	146	775	1,518
38375UXF2	9/30/2023	356	38	179	318
38375UZL7	9/30/2023	239	15	153	224
38376R2Y1	9/30/2023	2,421	21	1,479	2,400
38376R3Q7	9/30/2023	644	8	433	636
38376RAA4	9/30/2023	1,820	82	913	1,738
38376RAP1	9/30/2023	130	4	81	126
38376RAR7	9/30/2023	819	37	403	782
38376RBL9	9/30/2023	365	10	210	355
38376RBN5	9/30/2023	632	51	373	581
38376RBZ8	9/30/2023	264	2	172	262
38376RDA1	9/30/2023	903	59	516	843
38376RDC7	9/30/2023	700	7	603	693
38376RDZ6	9/30/2023	878	22	558	856
38376RHQ2	9/30/2023	490	53	224	437
38376RK88	9/30/2023	570	6	382	564
38376RLH7	9/30/2023	580	4	383	576
38376RLS3	9/30/2023	467	57	171	409
38376RNG7	9/30/2023	425	6	274	419
38376RT55	9/30/2023	529	11	329	518
38376RW36	9/30/2023	252	3	150	249
38376XNE9	9/30/2023	1,021	17	595	1,004
38380LVM2	9/30/2023	962	26	646	936
872227AE3	9/30/2023	2,421	86	2,102	2,334
12642LBS0	9/30/2023	1,062	35	951	1,027
61748HUF6	9/30/2023	8,440	99	7,975	8,341
55275BAA5	9/30/2023	1,434	42	1,298	1,392
07386HUL3	9/30/2023	786	117	669	669
07386HYW5	9/30/2023	1,425	33	1,391	1,391
16165TAH6	9/30/2023	1,013	211	802	802
3622EAAC4	9/30/2023	5,336	94	5,128	5,242
38375BKW1	9/30/2023	127	5	82	122
38375UFN5	9/30/2023	969	14	728	955
38375UFR6	9/30/2023	306	7	178	299
38375UQG8	9/30/2023	1,432	22	846	1,410
38375UVC1	9/30/2023	693	11	542	682
38375UVZ0	9/30/2023	119	—	72	118
38375UWN6	9/30/2023	1,299	45	717	1,254
38375UZG8	9/30/2023	545	—	339	544
38376R5B8	9/30/2023	741	20	420	721
38376RDN3	9/30/2023	1,841	212	1,062	1,629
38376RFS0	9/30/2023	1,361	55	762	1,306
34

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
38376RFT8	9/30/2023	912	63	549	848
38376RJQ0	9/30/2023	1,399	13	961	1,386
38376RNN2	9/30/2023	843	25	454	819
38376RNQ5	9/30/2023	210	5	137	205
38376RRP3	9/30/2023	1,525	14	932	1,511
38376RSA5	9/30/2023	1,489	101	824	1,388
38376RSY3	9/30/2023	1,111	16	616	1,095
38376RTF3	9/30/2023	685	1	401	684
38376RUM6	9/30/2023	2,271	43	1,358	2,228
38376RWU6	9/30/2023	2,148	147	989	2,001
38376RWW2	9/30/2023	1,778	55	1,074	1,724
38378U8F7	9/30/2023	932	16	549	916
38380LC92	9/30/2023	407	12	216	395
45668LAA9	9/30/2023	5,228	53	4,153	5,175
61759FAJ0	9/30/2023	965	207	759	759
61762UCH4	9/30/2023	6,989	4	6,633	6,984
76110H7A1	9/30/2023	2,418	18	2,255	2,400
00192JAD8	12/31/2023	1,300	14	1,278	1,286
61748HQW4	12/31/2023	6,901	94	6,779	6,807
16165TAB9	12/31/2023	516	121	392	396
38375BLM2	12/31/2023	211	47	123	164
38375BTZ5	12/31/2023	234	43	130	191
38375ULD0	12/31/2023	199	31	123	168
38375UNX4	12/31/2023	311	77	169	234
38375UQJ2	12/31/2023	386	56	233	330
38375UTQ3	12/31/2023	395	41	255	355
38375UTU4	12/31/2023	698	47	452	651
38375UWQ9	12/31/2023	1,460	283	826	1,177
38375UXF2	12/31/2023	301	78	192	222
38375UZL7	12/31/2023	194	5	130	189
38376R2Y1	12/31/2023	2,169	133	1,287	2,036
38376R3Q7	12/31/2023	576	21	375	555
38376RAA4	12/31/2023	1,679	239	940	1,440
38376RAR7	12/31/2023	763	149	411	615
38376RBL9	12/31/2023	306	56	167	250
38376RBN5	12/31/2023	568	46	362	522
38376RBZ8	12/31/2023	220	17	143	203
38376RDA1	12/31/2023	821	32	506	789
38376RDZ6	12/31/2023	747	90	476	657
38376RHQ2	12/31/2023	401	96	211	304
38376RLH7	12/31/2023	488	37	327	452
38376RLS3	12/31/2023	388	137	174	251
38376RNG7	12/31/2023	351	16	236	334
38376RT55	12/31/2023	457	32	283	425
38376RW36	12/31/2023	209	35	125	173
38376XNE9	12/31/2023	732	61	463	671
00256DAB8	12/31/2023	1,328	206	870	1,122
126694JH2	12/31/2023	343	153	159	189
35

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
38375B3G5	12/31/2023	472	57	286	415
38375BKM3	12/31/2023	460	—	324	460
38375BMU3	12/31/2023	297	45	191	253
38375BQY1	12/31/2023	138	30	85	107
38375UEH9	12/31/2023	138	29	75	109
38375ULF5	12/31/2023	1,107	110	681	998
38375UQL7	12/31/2023	190	27	107	163
38375UUT5	12/31/2023	1,717	210	1,073	1,507
38375UXA3	12/31/2023	510	58	308	451
38376R5Z5	12/31/2023	394	63	216	331
38376RLK0	12/31/2023	1,459	177	922	1,282
38376RQF6	12/31/2023	2,556	310	1,571	2,246
38376RQH2	12/31/2023	1,306	99	832	1,207
38376RRC2	12/31/2023	1,954	361	1,078	1,593
38377EX74	12/31/2023	172	23	127	149
61756VAG4	12/31/2023	1,840	19	1,455	1,821
12667GMA8	12/31/2023	1,323	21	1,180	1,302
17309KAK3	12/31/2023	3,213	10	3,195	3,204
12489WGD0	12/31/2023	1,338	53	1,285	1,285
170257AH2	12/31/2023	745	58	620	687
55275BAA5	12/31/2023	1,377	12	1,366	1,366
38375UQG8	12/31/2023	1,227	125	735	1,102
38375UWN6	12/31/2023	1,099	216	604	884
38375UZG8	12/31/2023	477	70	291	407
38376R5B8	12/31/2023	645	75	355	570
38376RDN3	12/31/2023	1,615	167	1,031	1,447
38376RFS0	12/31/2023	1,275	187	732	1,088
38376RFT8	12/31/2023	838	58	539	780
38376RJQ0	12/31/2023	1,258	58	851	1,201
38376RNN2	12/31/2023	723	149	390	575
38376RRP3	12/31/2023	1,331	131	796	1,200
38376RSA5	12/31/2023	1,300	44	791	1,255
38376RSY3	12/31/2023	946	180	526	766
38376RTF3	12/31/2023	609	81	351	528
38376RUM6	12/31/2023	1,982	280	1,173	1,702
38376RWU6	12/31/2023	1,930	454	983	1,476
38376RWW2	12/31/2023	1,493	124	918	1,369
38378U8F7	12/31/2023	818	148	471	671
38380LC92	12/31/2023	361	52	187	309
05532VBB2	12/31/2023	591	17	517	575
12645QAC2	12/31/2023	2,290	38	2,252	2,252
12667GT86	12/31/2023	1,083	16	982	1,068
36185MBJ0	12/31/2023	5,106	43	4,864	5,063
38375BKB7	12/31/2023	281	11	227	270
38375BQQ8	12/31/2023	330	33	232	296
38375BZT2	12/31/2023	541	53	349	488
38375UBG4	12/31/2023	447	31	310	417
38375UEE6	12/31/2023	556	54	309	503
36

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
38375UTN0	12/31/2023	1,053	259	554	795
38376RDS2	12/31/2023	1,728	102	1,113	1,626
38376RM52	12/31/2023	461	99	255	361
38376RN51	12/31/2023	521	111	262	410
38376RNY8	12/31/2023	1,253	194	720	1,060
38376RVB9	12/31/2023	802	107	462	695
38379RHB2	12/31/2023	286	44	230	242
74923JAH0	12/31/2023	551	242	309	309
761118KU1	12/31/2023	703	10	5,901	693
761118NN4	12/31/2023	13,680	194	13,486	13,486
86361XAA7	12/31/2023	7,900	156	7,567	7,744
91863*AB1	12/31/2023	42,124	13,334	19,461	28,790
05490AAJ2	12/31/2023	8,401	8,247	154	154
			$36,882

OTTI was recognized on the following loan-backed and structured securities in 2022 due to the present value of the cash flows expected to be collected being less than the amortized cost basis:

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
00213GBL0	3/31/2022	$3,211	$42	$2,902	$3,169
05533HAL1	3/31/2022	1,754	135	1,567	1,619
16165LAF7	3/31/2022	21,111	139	19,430	20,972
17314UAJ7	3/31/2022	2,650	50	2,396	2,599
41161PVJ9	3/31/2022	4,512	—	3,579	4,512
41161PWB5	3/31/2022	1,225	27	1,198	1,198
41161PWC3	3/31/2022	1,521	70	1,428	1,451
45660L4E6	3/31/2022	1,779	13	1,679	1,765
61761PAG0	3/31/2022	4,530	113	4,316	4,417
61763DAN0	3/31/2022	1,549	29	1,411	1,520
362611AB1	3/31/2022	207	84	71	124
466247K28	3/31/2022	575	75	450	500
12641TAS5	3/31/2022	6,612	146	6,361	6,466
41161PVJ9	3/31/2022	5,173	1	1,966	5,172
46634FAJ2	3/31/2022	724	8	642	715
59023MAD2	3/31/2022	2,933	3	2,829	2,930
86360JAN1	3/31/2022	1,368	189	1,179	1,179
00213GBL0	6/30/2022	3,034	30	2,601	3,004
05531WAC0	6/30/2022	1,068	7	943	1,061
05532KAB7	6/30/2022	783	41	719	741
05532VAV9	6/30/2022	970	8	851	962
05533HAL1	6/30/2022	1,604	54	1,493	1,550
05951GAQ5	6/30/2022	1,076	30	964	1,046
05955YAB5	6/30/2022	1,783	256	1,391	1,527
1248MBAF2	6/30/2022	9,407	94	8,642	9,314
125430AA6	6/30/2022	2,406	1	2,087	2,406
37

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
12543PAP8	6/30/2022	570	10	530	561
12544XAQ8	6/30/2022	1,433	9	1,345	1,424
12566RAD3	6/30/2022	1,512	14	1,427	1,497
126694NV6	6/30/2022	77	4	72	72
16165LAF7	6/30/2022	20,638	326	18,520	20,312
16165TAZ6	6/30/2022	823	51	773	773
17307G3F3	6/30/2022	174	3	166	171
32056JAG9	6/30/2022	617	131	485	485
41161PQU0	6/30/2022	6,952	363	6,437	6,589
45660L4E6	6/30/2022	1,704	6	1,525	1,698
45660L6K0	6/30/2022	1,405	10	1,313	1,394
45660LT25	6/30/2022	1,178	3	1,081	1,176
45660LTS8	6/30/2022	539	12	474	528
466247K28	6/30/2022	482	29	420	454
46627MDY0	6/30/2022	1,280	1	1,156	1,279
46634DCC0	6/30/2022	1,101	21	1,067	1,080
61690PAK7	6/30/2022	7,294	368	6,768	6,926
61748HWT4	6/30/2022	2,706	2	2,495	2,705
61756VBE8	6/30/2022	2,739	13	2,443	2,726
749241AA3	6/30/2022	645	28	604	617
74958XAB0	6/30/2022	548	10	494	538
749691BB6	6/30/2022	56,386	1,262	55,124	55,124
1248MBAF2	6/30/2022	1,430	14	1,313	1,415
12543WAA6	6/30/2022	1,428	13	1,232	1,415
12641TAS5	6/30/2022	5,700	28	5,397	5,673
12668BMY6	6/30/2022	1,934	12	1,837	1,922
126694NV6	6/30/2022	658	34	611	624
17309VAA1	6/30/2022	1,258	6	1,179	1,253
46627MED5	6/30/2022	889	14	801	875
46630RAY7	6/30/2022	1,098	13	990	1,085
59020UW27	6/30/2022	4,138	592	3,167	3,546
61758VAR8	6/30/2022	5,481	291	4,695	5,190
93935HAJ6	6/30/2022	2,922	6	2,773	2,916
05954CAA6	9/30/2022	1,009	27	952	982
12667G5S8	9/30/2022	3,519	38	3,357	3,481
45661EGC2	9/30/2022	832	12	795	820
46628KAH3	9/30/2022	3,694	17	3,317	3,677
126694NV6	9/30/2022	1,139	16	1,043	1,123
251510LF8	9/30/2022	412	7	374	405
881561Z64	9/30/2022	4,609	3	4,565	4,606
12641TAS5	9/30/2022	5,354	197	4,759	5,157
32053EAA6	9/30/2022	533	12	494	520
61756VAG4	9/30/2022	2,349	2	2,143	2,347
126694NV6	9/30/2022	569	7	518	562
251510LF8	9/30/2022	412	7	374	405
362341FN4	9/30/2022	1,709	23	1,476	1,687
0738794H8	9/30/2022	339	71	243	268
1248MBAF2	12/31/2022	8,853	92	4,083	8,762
38

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
2254W0MF9	12/31/2022	1,614	4	1,420	1,610
00212JBN1	12/31/2022	23,785	174	10,814	23,611
00443LAA6	12/31/2022	1,150	9	1,051	1,141
00443LAB4	12/31/2022	1,508	42	1,383	1,465
00443LAC2	12/31/2022	1,303	39	1,196	1,264
00443LAD0	12/31/2022	1,408	42	1,294	1,366
02147BAH8	12/31/2022	1,037	9	957	1,027
02151ABK5	12/31/2022	1,338	5	1,196	1,333
02151HAC9	12/31/2022	1,884	7	1,813	1,877
02152AAY5	12/31/2022	1,026	7	980	1,019
05532VAV9	12/31/2022	877	24	726	853
05533WBF0	12/31/2022	4,130	42	3,662	4,087
05539BEH3	12/31/2022	5,075	23	4,529	5,052
05542JAF9	12/31/2022	6,452	34	5,280	6,418
07386HQW4	12/31/2022	4,667	64	4,231	4,603
07386HZG9	12/31/2022	13,922	53	13,765	13,869
07388DAC2	12/31/2022	3,956	108	3,772	3,848
07402FAC9	12/31/2022	802	10	658	791
12489WGD0	12/31/2022	1,535	37	1,497	1,497
12545AAD6	12/31/2022	888	9	814	879
12642LBS0	12/31/2022	1,245	5	1,177	1,240
12645LBG3	12/31/2022	3,259	5	2,969	3,254
12645QAC2	12/31/2022	2,840	68	2,631	2,772
12645VAC1	12/31/2022	3,349	151	2,930	3,198
12646AAY8	12/31/2022	6,386	61	6,325	6,325
12646JAW3	12/31/2022	1,570	10	1,291	1,560
12646NAL8	12/31/2022	697	32	618	665
12668BKH5	12/31/2022	2,408	1	2,251	2,408
16165TAZ6	12/31/2022	1,152	56	658	1,096
17316YAH1	12/31/2022	428	1	385	427
23244FAV6	12/31/2022	1,259	34	1,216	1,225
36190FAE0	12/31/2022	1,842	29	1,814	1,814
36245RAA7	12/31/2022	1,743	51	1,666	1,691
36245RAB5	12/31/2022	1,022	38	959	984
36251EAH2	12/31/2022	10,091	73	4,565	10,018
45660L4E6	12/31/2022	1,629	3	1,384	1,626
45660LCN7	12/31/2022	1,357	12	1,322	1,345
45660LT25	12/31/2022	1,102	5	926	1,097
46627MFV4	12/31/2022	1,564	25	1,369	1,539
46628KAE0	12/31/2022	305	2	284	303
46628KAJ9	12/31/2022	2,471	10	2,324	2,461
46629CAR8	12/31/2022	3,342	1	2,944	3,342
46629DAH8	12/31/2022	1,650	2	1,375	1,648
46629DAR6	12/31/2022	3,697	21	2,006	3,676
46629EAG8	12/31/2022	1,253	22	1,207	1,231
46631JAA6	12/31/2022	1,847	8	1,543	1,838
46632BAE4	12/31/2022	866	37	700	829
46637JBD3	12/31/2022	5,349	25	4,672	5,324
39

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
59020U5W1	12/31/2022	1,103	7	729	1,096
61749LAF8	12/31/2022	960	48	896	912
61756VBE8	12/31/2022	2,637	40	2,164	2,597
69121PCH4	12/31/2022	3,609	73	3,442	3,536
74927XAE2	12/31/2022	189	23	148	166
74958XAB0	12/31/2022	469	9	380	460
81377CAC2	12/31/2022	2,900	35	2,866	2,866
81744LAN4	12/31/2022	1,624	15	1,400	1,609
007037AB0	12/31/2022	1,532	48	1,228	1,485
073870AG2	12/31/2022	1,830	43	1,787	1,787
136040AA0	12/31/2022	9,208	5,423	3,164	3,785
251510LF8	12/31/2022	382	10	347	373
362334CM4	12/31/2022	1,467	10	1,311	1,457
362528AA9	12/31/2022	4,190	33	4,046	4,157
456681AE5	12/31/2022	4,402	96	4,120	4,306
749228AA0	12/31/2022	1,279	1	1,187	1,278
749228AD4	12/31/2022	1,148	—	1,055	1,148
1248MBAF2	12/31/2022	1,345	14	1,140	1,332
00256DAB8	12/31/2022	2,715	1,374	295	1,341
05531QAB5	12/31/2022	3,228	30	2,871	3,198
05532GAF7	12/31/2022	3,124	32	2,904	3,091
05539DBE9	12/31/2022	1,787	5	1,656	1,782
05952HAD1	12/31/2022	1,563	24	1,444	1,539
07402FAC9	12/31/2022	560	7	452	553
12639MFA8	12/31/2022	828	36	701	792
12645QCN6	12/31/2022	2,141	2	1,949	2,139
12668BPY3	12/31/2022	1,973	1	1,778	1,972
12669GMU2	12/31/2022	1,808	22	1,766	1,786
16162WPZ6	12/31/2022	1,978	9	1,868	1,969
36185MEV0	12/31/2022	5,016	43	2,650	4,973
36245RAB5	12/31/2022	499	14	433	485
46629CAB3	12/31/2022	2,614	2	2,310	2,612
46631JAA6	12/31/2022	2,445	1	1,918	2,444
57643LLE4	12/31/2022	1,137	100	1,037	1,037
59025GAA9	12/31/2022	811	5	730	806
61756XAG0	12/31/2022	5,918	39	4,973	5,879
61763GEQ2	12/31/2022	15,858	112	14,304	15,746
74958TAB9	12/31/2022	2,127	76	890	2,052
94984NAA0	12/31/2022	662	14	575	649
000367AA0	12/31/2022	7,555	1,396	507	6,159
007037AD6	12/31/2022	3,397	62	2,817	3,335
058930AD0	12/31/2022	2,718	18	2,415	2,700
251510GR8	12/31/2022	1,036	9	1,027	1,027
251510LF8	12/31/2022	382	10	347	373
466247YH0	12/31/2022	541	—	455	541

40

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
863579B49	12/31/2022	961	2	878	959
0738794H8	12/31/2022	257	27	230	230
			$16,805
The following table shows unrecognized gross unrealized losses and fair value on loan-backed and structured securities and length of time that individual securities have been in a continuous unrealized loss position:

	Less than		Twelve Months
	Twelve Months		or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2024
Loan-backed and structured securities	$16,658,621	$261,954	$12,560,446	$1,172,029	$29,219,067	$1,433,983

December 31, 2023
Loan-backed and structured securities	$7,418,257	$297,801	$19,718,449	$1,586,085	$27,136,706	$1,883,886

5GI Securities
The following table displays the carrying value and associated fair values for 5GI securities, by investment type. 5GI securities are unrated by the NAIC, but are current on principal and interest payments.

	December 31, 2024			December 31, 2023
		Book			Book
	Number	Adjusted		Number	Adjusted
	of 5GI	Carrying	Fair	of 5GI	Carrying	Fair
	Securities	Value	Value	Securities	Value	Value

Bonds	1	$257	$268	1	$299	$305
Total	1	$257	$268	1	$299	$305

Sub-Prime and Alt-A Mortgage Related Risk Exposure
The Company has exposure to the sub-prime and Alternative A-paper (Alt-A) mortgage credit market through certain mortgage-backed securities (MBS). These securities consist of diversified investments with both fixed-rate and variable-rate collateral, are focused on senior positions within the structure, have borrowers which have demonstrated attachment and ability to pay despite financial stress, and the vast majority are rated 1 or 2 by the NAIC. At December 31, 2024 and 2023, the Company held MBS with sub-prime or Alt-A exposure with a carrying value of $1,292,520 and $1,497,050, respectively, a cost of $1,318,984 and $1,508,557, respectively, and a fair value of $1,282,540 and $1,467,166, respectively. There were $5,521 and $3,622 of other-than-temporary impairments recognized on these securities during 2024 and 2023, respectively.
The Company generally defines sub-prime residential whole mortgage loans as borrowers with impaired credit history and lower FICO scores.  The price paid for the sub-prime residential whole mortgage loans factored in the consideration of the borrower’s ability to repay along with the overall credit profile of the loan.  The Company continues to monitor the performance of the sub-prime residential whole mortgage loans along with performance
41

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
expectations. As of December 31, 2024 and 2023, the Company held $499,635 and $589,804 in sub-prime residential whole mortgage loans, respectively.
Mortgage Loans, Including Mezzanine Real Estate Loans
The Company’s investments in mortgage loans on real estate consist primarily of commercial mortgage loans (CMLs) made on a full recourse basis. Mezzanine CMLs comprise 3% and 6% of the total commercial mortgage loans for the years ending December 31, 2024 and 2023, respectively. During 2024, the Company acquired CMLs with interest rates ranging from 5% to 10%. The Company invests in both fixed-rate and variable-rate loans and manages its credit risk associated with these loans by diversifying its mortgage portfolio by property type and geographic location. Of the CMLs acquired in 2024, the maximum loan to value of any one loan, exclusive of insured or guaranteed or purchase money mortgages, was 78%.
During 2024, the Company acquired residential mortgage loans (RMLs) with interest rates ranging from 3% to 13%. Of the RMLs acquired during 2024, the maximum percentage of any one loan to the value at the time of the loan was 161%.
The portfolio credit risk for mortgage loans was concentrated in the following geographic regions:

	December 31, 2024		December 31, 2023
	Mortgage		Mortgage
	Loan	Percent	Loan	Percent
	Carrying	of	Carrying	of
	Value	Total	Value	Total

North Central	$1,574,213	2.6%	$1,503,900	3.7%
South Central	1,874,323	3.1	1,259,720	3.1
South Atlantic	5,678,365	9.4	3,931,444	9.6
Pacific	5,721,636	9.5	4,657,458	11.3
Mountain	1,345,131	2.2	1,210,537	2.9
Atlantic	7,204,977	12.0	5,684,311	13.8
New England	1,006,741	1.7	1,023,532	2.5
International	4,300,444	7.2	3,177,259	7.7
Total commercial mortgage loans	28,705,830	47.7	22,448,161	54.6
Total residential mortgage loans	31,520,394	52.3	18,631,010	45.4
Total mortgage loans	$60,226,224	100.0%	$41,079,171	100.0%
The Company's RML portfolio includes first lien RMLs, collateralized by properties located in the United States, United Kingdom and the Netherlands. At December 31, 2024, California, Florida, and Texas represented 27.1%, 12.7%, and 7.5%, respectively, of the portfolio. The remaining 52.7% represented all other states, with each individual state comprising less than 5% of the RML portfolio. At December 31, 2023, California, Florida, Texas, and New York represented 29.5%, 12.1%, 6.2% and 5.3%, respectively, of the portfolio, and the remaining 46.9% represented all other states, with each individual state comprising less than 5% of the RML portfolio.

42

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
The age analysis of mortgage loans by type and identification is as follows:

	December 31, 2024
	Residential		Commercial
	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded investment (all)
Current	$217,492	$28,933,306	$—	$27,210,711	$970,434	$57,331,943
30-59 days past due	51,319	1,252,938	—	308,126	—	1,612,383
60-89 days past due	22,107	361,798	—	191,656	—	575,561
90-179 days past due	22,855	258,862	—	—	—	281,717
180+ days past due	24,037	375,680	—	24,903	—	424,620
Total mortgage loans	$337,810	$31,182,584	$—	$27,735,396	$970,434	$60,226,224

Accruing interest 90 - 179 days past due
Recorded investment	$22,855	$39,149	$—	$—	$—	$62,004
Interest accrued	160	606	—	—	—	766

Accruing interest 180+ days past due
Recorded investment	$24,037	$96,605	$—	$23,932	$—	$144,574
Interest accrued	847	1,031	—	320	218	2,416

Interest reduced
Recorded investment	$—	$—	$—	$—	$—	$—
Number of loans	—	—	—	—	—	—
Percent reduced	—%	—%	—%	—%	—%	—%

43

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

	December 31, 2023
	Residential		Commercial
	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded investment (all)
Current	$228,059	$16,935,865	$—	$20,843,358	$1,379,727	$39,387,009
30-59 days past due	68,904	843,048	—	162,080	—	1,074,032
60-89 days past due	26,519	173,936	—	45,228	—	245,683
90-179 days past due	36,483	122,879	—	5,262	—	164,624
180+ days past due	35,155	160,162	—	12,506	—	207,823
Total Mortgage Loans	$395,120	$18,235,890	$—	$21,068,434	$1,379,727	$41,079,171

Accruing interest 90 - 179 days past due
Recorded investment	$36,483	$20,932	$—	$5,262	$—	$62,677
Interest accrued	242	289	—	87	—	618

Accruing interest 180+ days past due
Recorded investment	$35,155	$44,244	$—	$12,506	$—	$91,905
Interest accrued	1,211	1,075	—	124	—	2,410

Interest reduced
Recorded investment	$—	$—	$—	$—	$—	$—
Number of loans	—	—	—	—	—	—
Percent reduced	—%	—%	—%	—%	—%	—%

As of December 31, 2024 and 2023, the Company's recorded investment in impaired Mezzanine CMLs was $72,451 and $53,451, respectively. The average recorded investment in impaired Mezzanine CMLs was $24,150 and $26,725 for the years ended December 31, 2024 and 2023, respectively. There was no interest income recognized during the period these loans were impaired in 2024, 2023 and 2022.
As of December 31, 2024 and 2023, the Company's recorded investment in impaired all other CMLs was $24,395 and $43,818, respectively. The average recorded investment in impaired all other CMLs was $12,197 and $14,606 for the years ended December 31, 2024 and 2023, respectively. There was no interest income recognized during the period these loans were impaired in 2024, 2023 and 2022.
As of December 31, 2024 and 2023, the Company's recorded investment in impaired RMLs was $51,927 and $18,564, respectively. The average recorded investment in impaired RMLs was $525 and $489 for the years ended December 31, 2024 and 2023, respectively. There was no interest income recognized during the period these loans were impaired in 2024, 2023 and 2022.

Allowance for credit losses for mortgage loans are as follows:

	Years Ended December 31,
	2024	2023	2022

Balance at beginning of period	$68,792	$43,140	$36,860
Additions charged to operations	28,596	27,206	6,294
Recoveries of amounts previously charged off	(29,292)	(1,554)	(14)
Balance at end of period	$68,096	$68,792	$43,140
44

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Mortgage loans derecognized as a result of foreclosure are as follows:

	Years Ended December 31,
	2024	2023	2022

Aggregate amount of mortgage loans derecognized	$35,933	$78,740	$149,046
Real estate collateral recognized	35,933	78,740	149,046

At December 31, 2024 and 2023, there were no taxes, assessments or amounts which had been advanced but not repaid and not included in the mortgage loan. The primary credit quality indicator monitored is loan performance. Nonperforming mortgage loans are 90 days or more past due and are in non-accrual status. The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. The Company recognizes interest income on its impaired loans upon receipt.

Real Estate
The Company acquired $0 and $74,200 of real estate held for the production of income in 2024 and 2023, respectively.

There were no sales of real estate in 2024, 2023 and 2022. There were no gains or losses recognized as a result of sales during 2024, 2023 and 2022.

The Company had $17,314, $0 and $0 of impairment losses recognized on real estate that are included in net realized capital gains or losses for the year ended December 31, 2024, 2023 and 2022, respectively.

Other Invested Assets
The Company has no investments in joint venture, partnerships or limited liability companies that exceed 10% of its admitted assets. During 2024, 2023 and 2022, there were impairments of $2,823, $0 and $38,805, respectively, on partnerships and limited liability companies. The impairments were based on an assessment that future cash flows of affected limited partnerships would be less than the cost basis of the limited partnership. Fair value is determined utilizing statements received from the partnerships and limited liability companies.

The Company had $7,637 and $40,521 of investments in low income housing tax credits (LIHTC) as of December 31, 2024 and 2023, respectively. The LIHTC projects were subject to a 12 and 12 year holding period as of December 31, 2024 and 2023, respectively. The Company recognized tax benefits of $81,701, $64,457 and $234 during 2024, 2023 and 2022, respectively. The Company did not recognize impairments on the LIHTC investments or write-downs or reclassifications due to forfeiture or ineligibility of tax credits during 2024 or 2023.

As of December 31, 2024, the Company held $900,000 of collateral loans with mortgage loans as the qualifying investment.

45

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Investment Income
Major categories of investment income (loss) are summarized as follows:

	Years Ended December 31,
	2024	2023	2022
Bonds	$6,612,392	$4,669,744	$2,990,350
Preferred stocks	103,593	72,243	34,343
Common stocks	38,740	23,974	3,772
Mortgage loans	3,400,112	1,982,371	1,085,201
Real estate	37,281	32,137	—
Derivatives	708,426	(926,714)	(79,261)
Policy loans	7,778	7,741	8,763
Cash, cash equivalents and short-term investments	577,610	545,665	95,919
Other invested assets	65,963	56,879	226,113
Other, net	(24)	(2,302)	18,725
Total gross investment income	11,551,871	6,461,738	4,383,925
Less: Investment expenses	1,050,392	817,439	437,975
Net investment income	$10,501,479	$5,644,299	$3,945,950

Investment income due and accrued with amounts over 90 days past due, with the exception of mortgage loans in default, is nonadmitted. The components of accrued investment income are as follows:

	December 31,
	2024	2023
Gross accrued investment income	$2,020,422	$1,214,949
Nonadmitted accrued investment income	(3,770)	(1,617)
Accrued investment income	$2,016,652	$1,213,332
As of December 31, 2024 and 2023, deferred interest was $201,349 and $86,324, respectively. As of December 31, 2024 and 2023, cumulative paid-in-kind interest was $93,956 and $102,785, respectively, and has been included in the principal balance of invested assets.
The Company disposed of securities with callable features which generated prepayment fee income as follows:

	Years Ended December 31,
	2024	2023	2022
General Account - number of securities	26	64	86
General Account - amount of income	$3,023	$5,227	$16,629
Separate Account - number of securities	16	25	56
Separate Account - amount of income	$782	$837	$5,982

46

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Proceeds from bonds and related gross realized gains and losses were as follows:

	Years Ended December 31,
	2024	2023	2022
Proceeds	$20,835,521	$6,717,840	$7,306,640
Gross realized gains	$325,426	$107,449	$127,576
Gross realized losses	(481,715)	(416,459)	(230,663)
Net realized gains (losses) on bonds	$(156,289)	$(309,010)	$(103,087)

Gross realized losses on bonds for the years ended December 31, 2024, 2023 and 2022 include $96,319, $138,834 and $137,913, respectively, of losses recognized on other-than-temporary impairments in values of investments.
Realized capital gains and losses are reported net of amounts transferred to the IMR and federal income taxes as follows:

	Years Ended December 31,
	2024	2023	2022
Bonds	$(156,289)	$(309,010)	$(103,087)
Stocks	2,614	(41,952)	15,631
Mortgage loans	(208,806)	(37,766)	(17,281)
Real estate	(17,314)	—	—
Derivatives	42,314	97,363	177,769
Other invested assets	(12,895)	17,113	953,892
Foreign exchange on cash	(16,698)	(24,900)	(864)
Other	33,565	11,085	(7,807)
Total net realized gains (losses) on investments	(333,509)	(288,067)	1,018,253
Less amount transferred to IMR (net of related taxes of
$(12,229) in 2024, $(24,835) in 2023 and $41,875 in 2022)	(46,007)	(93,425)	157,535
Federal income tax expense (benefit)	(1,751)	(20,251)	59,372
Net realized capital gains (losses), net of tax and transfers to interest maintenance reserve	$(285,751)	$(174,391)	$801,346

The proceeds received and amortized cost were used as the basis for determining the realized gain or loss on sale.

47

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
The change in net unrealized capital gains and losses on investments recorded in surplus is as follows:

	Year Ended December 31,
	2024	2023	2022
Bonds	$(10,714)	$(15,430)	$(8,553)
Stocks	35,416	23,058	(131,698)
Derivatives	568,425	367,675	(194,028)
Mortgage Loans	696	(25,652)	(6,451)
Other invested assets	836,140	704,809	(239,478)
Foreign exchange	291,029	(29,606)	(144,317)
Other	(1,448)	(2)	—
Total change in net unrealized capital gains and losses	1,719,544	1,024,852	(724,525)
Deferred capital gains tax	185,230	212,220	(190,203)
Change in net unrealized capital gains and losses, net of deferred tax	$1,534,314	$812,632	$(534,322)
Pledged and Restricted Assets
Assets pledged to others as collateral or otherwise restricted by the Company are as follows:

	December 31, 2024
		Supporting	Percentage	Percentage
	Total General	Separate Account	of Total	of Admitted
	Account	Activity	Assets	Assets

Repurchase Agreements	$6,615,296	$107,627	2.4%	2.4%
Reverse Repurchase Agreements	723,671	—	0.3	0.3
On deposit with states	9,812	—	0.0	0.0
FHLB capital stock	710,704	—	0.3	0.3
Pledged collateral to FHLB (including assets backing funding agreements)	183,976	29,854,473	10.8	10.8
Pledged as collateral for derivatives	683,370	—	0.2	0.2
Reinsurance trust	13,139,434	—	4.7	4.7
Commercial mortgages	50	—	0.0	0.0
Pledged asset - funding agreement	16,171,957	—	5.8	5.8
Derivative and other collateral	5,617,217	—	2.0	2.0
Total	$43,855,487	$29,962,100	26.5%	26.5%
48

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

	December 31, 2023
		Supporting	Percentage	Percentage
	Total General	Separate Account	of Total	of Admitted
	Account	Activity	Assets	Assets

Repurchase Agreements	$3,508,293	$109,085	1.6%	1.6%
Reverse Repurchase Agreements	946,535	—	0.4	0.4
On deposit with states	14,283	—	0.0	0.0
FHLB capital stock	312,554	—	0.1	0.1
Pledged collateral to FHLB (including assets backing funding agreements)	881,768	15,670,550	7.1	7.1
Pledged as collateral for derivatives	3,095,858	—	1.4	1.4
Reinsurance trust	11,193,145	—	5.1	5.1
Commercial mortgages	485	—	0.0	0.0
Escrow tax account	9,981	—	0.0	0.0
Pledged asset - funding agreement	8,024,117	—	3.7	3.7
Derivative and other collateral	3,421,910	—	1.6	1.6
Total	$31,408,929	$15,779,635	21.0%	21.0%

Repurchase Agreement Transactions Accounted for as Secured Borrowing
The Company participates in repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company lends bonds and receives cash as collateral. The Company monitors the estimated fair value of the collateral and the securities loaned throughout the duration of the contract and contributes additional collateral as necessary. Securities loaned under these agreements may be sold or re-pledged by the transferee.

The Company had repurchase agreements that were bilateral trades with the following scheduled maturities:

	December 31,
	2024	2023
Open, no maturity	$—	$—
Overnight	—	—
2 days to 1 week	—	—
Over 1 week to 1 month	3,051,375	—
Over 1 month to 3 months	—	—
Over 3 months to 1 year	1,095,145	—
Over 1 year	1,479,181	3,076,319
Total [1]	$5,625,701	$3,076,319

1 Included in repurchase agreement liability on the balance sheets.

49

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
The ending book adjusted carrying value and fair value of the securities sold under the repurchase agreements by NAIC designation are as follows:

	December 31,
	2024		2023
	Book Adjusted Carrying Value	Fair Value	Book Adjusted Carrying Value	Fair Value
Bonds
NAIC 1	$5,374,334	$4,676,837	$1,983,380	$1,855,233
NAIC 2	1,240,962	1,100,229	1,522,474	1,378,533
NAIC 3	—	—	2,439	2,003
NAIC 4	—	—	—	—
NAIC 5	—	—	—	—
NAIC 6	—	—	—	—
Total	$6,615,296	$5,777,066	$3,508,293	$3,235,769

Reverse Repurchase Agreement Transactions Accounted for as Secured Borrowing
The Company participates in reverse repurchase agreements that use bilateral trades. Under these agreements, the Company purchases securities and provides cash as collateral. The Company monitors the estimated fair value of the collateral and the securities loaned throughout the duration of the contract and receives additional collateral from the counterparty as necessary. As of December 31, 2024 and 2023, amounts loaned under reverse repurchase agreements were $723,671 and $946,535, respectively. The fair value of the collateral, comprised of commercial mortgage loans and asset backed securities, was $1,066,272 as of December 31, 2024. The fair value of the collateral, comprised of commercial and residential mortgage loans was $1,503,911, as of December 31, 2023.
The reverse repurchase agreements have the following scheduled maturities:

	December 31,
	2024	2023
Open, no maturity	$—	$—
Overnight	—	—
2 days to 1 week	—	—
Over 1 week to 1 month	—	—
Over 1 month to 3 months	397,495	946,535
Over 3 months to 1 year	326,176	—
Over 1 year	—	—
Total	$723,671	$946,535
50

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
5.    Derivatives

The Company utilizes derivative instruments which may include the following:

Options: The Company has issued fixed indexed products. These contracts credit interest based on certain indices, primarily the S&P and other bespoke indices. OTC option contracts, call options and call spreads are purchased to hedge the growth in interest credited to the customer as a direct result of increases in the related indices. Upon exercise, the Company will receive the fair value of the call option.

Variance Swaps: The Company offers fixed indexed products. These contracts credit interest based on certain indices, primarily the S&P and other bespoke indices. The Company uses variance swaps to hedge the market risks from changes in volatility for these products. Under variance swaps, the Company and the counterparty agree to exchange amounts calculated based on a fixed rate (implied volatility at inception of transaction) and realized volatility over the life of the transaction (similar to an interest rate swap). Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

Interest Rate Swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

Futures: Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily fair values of those contracts. Futures contracts are purchased to hedge the growth in interest credited to the customer as a direct result of increases in the related indices.

Currency Swaps: Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. With a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the termination of the currency swap by each party.

The currency swaps for which the Company has not applied hedge accounting are recorded at fair value each reporting period with changes in fair value recorded as unrealized gains or losses and included in surplus in accordance with SSAP No. 86, Derivatives. Cash which is exchanged as the difference between fixed and floating interest rates is recognized in the statements of operations through investment income. If the contract is terminated prior to maturity, a realized gain or loss is reported in the statements of operations for the amount of cash exchanged in order to close the contract.

The Company has currency swaps in qualifying hedge relationships at December 31, 2024 and 2023. Currency swaps are accounted for as cash flow hedges. Interest rate swaps are accounted for as fair value hedges.

Forwards: The Company uses foreign exchange forward contracts to hedge certain invested assets against movement in foreign currency. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

Credit Default Swaps: Credit default swaps are used to synthetically create the characteristics of a bond, or hedge credit risk, referred to as a replication synthetic asset transaction (RSAT). An RSAT is created by coupling a bond with a credit default swap to create a synthetic instrument that is cheaper than its cost in the cash market or one which has better default characteristics. These transactions provide the Company with a periodic premium to compensate it for accepting credit risk and are used to enhance investment income and improve the default
51

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
characteristics of the portfolio. The exposure amount of such agreement, which is usually the notional amount, is equal to the maximum proceeds that must be paid by a counterparty for a defaulted security. Should a credit event occur on a reference entity, a counterparty would be required to pay the notional amount in exchange for receipt of an obligation of the reference entity. Generally, there is no cash requirement at the initiation of the credit default swap contract.

Credit default swaps used in replication transactions are carried at amortized cost. The premiums received are accrued and recognized in the summary of operations through investment income over the life of the agreements. A capital loss would be recorded on the date of default, through the summary of operations, to reflect the difference between the notional amount paid and the fair value of the bonds received.

Total Return Swaps: The Company purchases total rate of return swaps to gain exposure and benefit from a reference asset without actually having to own it. Total rate of return swaps are contracts in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of the underlying asset, which includes both the income it generates and any capital gains.

The parties with whom the Company enters into OTC option contracts, OTC swap contracts, and OTC forward contracts are highly rated financial institutions whereby contracts are supported by collateral, which minimizes the credit risk associated with such contracts. The parties with whom the Company enters into cleared futures and cleared interest rate swap contracts are regulated commission merchants who are members of a trading exchange. The parties with whom the Company enters into OTC interest rate swap contracts are highly rated financial institutions whereby contracts are supported by collateral, which minimizes the credit risk associated with such contracts.

During 2024, 2023 and 2022, the Company did not recognize gains or losses resulting from any derivative instruments which previously qualified for hedge accounting that no longer qualify for hedge accounting (or which were ineffective for a portion of the year).

52

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
At December 31, 2024 and 2023, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or
	Notional Amount		Fair Value
	2024	2023	2024	2023
Derivative assets:
Options	$74,368,184	$62,192,800	$4,835,805	$3,565,766
Credit default swaps	10,000	10,000	(509)	(629)
Interest rate swaps	22,535,230	4,772,872	(231,089)	(164,384)
Total return swaps	76,507	156,294	223	17,139
Futures	36,011	34,069	90,665	68,995
Currency swaps	18,807,758	8,419,728	1,077,930	369,297
Forwards	9,774,773	6,521,527	650,475	375,523
Swaptions	2,204,092	2,204,092	2,136	19,212
Equity warrants	—	—	405	388
Derivative liabilities:
Options	3,642,738	2,303,232	125,578	101,750
Interest rate swaps	550,895	1,115,895	28,224	39,078
Total return swaps	152,544	—	3,593	—
Futures	—	—	11,361	16
Currency swaps	8,361,062	9,589,061	895,773	766,986
Forwards	4,715,214	7,400,262	192,164	305,192

6.    Fair Value

Included in the financial statements are certain financial instruments carried at fair value.  Other financial instruments are periodically measured at fair value, such as certain bonds and preferred stock carried at the lower of cost or fair value.
The fair value of an asset and a liability is the amount at which that asset could be bought or sold and the liability could be transferred in a current transaction between willing parties, that is, other than in a forced or liquidation sale.
Determination of Fair Value
The following methods and assumptions were used by the Company in estimating fair value for financial instruments in the accompanying financial statements and notes thereto:
Bonds, preferred stocks, cash equivalents, short-term investments (bonds), and unaffiliated common stocks: Fair values of these investments are based on quoted market prices or commercially available pricing vendors, when available. If neither a quoted market price nor vendor price is available, the Company obtains broker quotes or utilizes an internally-developed model to estimate fair value.

In the case of privately placed corporate bonds, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

The fair values for unaffiliated common stock are derived based on the process described above, except for FHLB common stock, which is valued at cost which is equivalent to fair value.
53

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Mortgage loans: The estimated net cash flows to maturity were discounted to derive an estimated fair value using a discount rate based on the loan’s remaining weighted average life and credit quality. Loans which have been restructured are valued primarily at the discounted estimated net cash flows to maturity. Loans that are in foreclosure or are significantly delinquent were valued at the underlying collateral value.

Policy loans, cash, and short-term investments (money market): The carrying amounts reported in the accompanying balance sheets for these instruments approximates fair value.

Derivative instruments: Fair values for derivative instruments included in both derivative assets and derivative liabilities are principally valued using an income approach with valuations principally provided by third party brokers. Counterparty credit risk is considered and incorporated in the Company's valuation process through counterparty credit rating requirements and monitoring of overall exposure.

Derivative collateral asset and liability: The carrying amounts reported in the accompanying balance sheets approximate fair value, as the collateral is held in cash.

Other invested assets: Partnership interests are valued based on the most recent net asset value (NAV) obtained from fund managers, adjusted for contribution and distribution activity to roll forward the NAV to the balance sheet date. For fixed-rate and variable-rate investments, the carrying amounts reported in the accompanying balance sheets approximate fair value. Surplus notes are valued consistent with bonds, as discussed above. Certain assets included within other invested assets are valued based on cost.

Separate account assets - variable products: Assets held in separate accounts are reported at the quoted fair values of the underlying investments in the separate accounts. The underlying investments generally include mutual funds, short-term investments and cash, the valuations of which are based upon a quoted market price or commercially available pricing vendors.
Separate account assets and liabilities - group annuity and index-linked annuity: Fair values of the underlying separate accounts assets and liabilities supporting PGA and index-linked annuity follow the same fair value assumptions and methods utilized in the general account.

Separate account liabilities – funding agreements: Fair values of the separate account funding agreement liabilities follow the same fair value assumptions and methods utilized in the general account.

Deposit-type contracts: Fair values of the Company’s liabilities under contracts not involving mortality or morbidity risks (principally, immediate annuities and supplementary contracts) are calculated by discounting best estimate cash flows based on market interest rate assumptions. Fair value of funding agreements are calculated by discounting future cash flows using market rates on the valuation date.

Repurchase agreements: Repurchase agreements are short-term in nature, therefore the carrying value approximates fair value.

Valuation Hierarchy
The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with significant unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

54

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Level 1 - Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

Level 2 - Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument.  Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 - Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement.  Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

Fair Value Measurements
The following tables provide information about the Company’s financial assets and liabilities which are measured and reported at fair value in the balance sheets:

	December 31, 2024
	Level 1	Level 2	Level 3	Total
Assets at fair value
Bonds	$—	$95,522	$22,705	$118,227
Preferred stocks	143,491	843,107	—	986,598
Common stocks - unaffiliated	21,577	710,704	8,792	741,073
Derivative assets:
Options	—	1,730,125	—	1,730,125
Interest rate swaps	1,178	216	—	1,394
Total return swaps	—	223	—	223
Futures	90,665	—	—	90,665
Currency swaps	—	403,157	—	403,157
Forwards	—	650,475	—	650,475
Swaptions	—	2,136	—	2,136
Equity warrants	—	—	405	405
Other invested assets	—	—	2,601	2,601
Separate account assets - group annuity	6,349	374,272	4,590	385,211
Separate account assets - index-linked products	1,766	34,864	34	36,664
Separate account assets - variable products	—	135,679	—	135,679
Total assets at fair value	$265,026	$4,980,480	$39,127	$5,284,633
Liabilities at fair value
Derivative liabilities:
Options	$—	$92,675	$—	$92,675
Interest rate swaps	236	—	—	236
Total return swaps	—	3,593	—	3,593
Futures	11,361	—	—	11,361
Currency swaps	—	110,634	—	110,634
Forwards	—	192,164	—	192,164
Separate account liabilities - group annuity	—	19,271	—	19,271
Separate account liabilities - index-linked products	—	2,606	—	2,606
Separate account liabilities - variable products	—	135,607	—	135,607
Total liabilities at fair value	$11,597	$556,550	$—	$568,147

55

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

	December 31, 2023
	Level 1	Level 2	Level 3	Total
Assets at fair value
Bonds	$—	$60,797	$5,629	$66,426
Preferred stocks	156,672	505,829	—	662,501
Common stocks - unaffiliated	20,965	312,554	7,386	340,905
Derivative assets:
Options	—	887,316	—	887,316
Interest rate swaps	994	—	—	994
Total return swaps	—	17,139	—	17,139
Futures	68,995	—	—	68,995
Currency swaps	—	120,922	—	120,922
Forwards	—	374,878	—	374,878
Swaptions	—	19,212	—	19,212
Equity warrants	—	388	—	388
Other invested assets	—	—	2,772	2,772
Separate account assets - group annuity	12,148	243,217	1,934	257,299
Separate account assets - index-linked products	1,804	35,313	—	37,117
Separate account assets - variable products	—	41,164	—	41,164
Total assets at fair value	$261,578	$2,618,729	$17,721	$2,898,028
Liabilities at fair value
Derivative liabilities:
Options	$—	$86,005	$—	$86,005
Interest rate swaps	498	56	—	554
Futures	16	—	—	16
Currency swaps	—	145,288	—	145,288
Forwards	—	300,645	—	300,645
Separate account liabilities - group annuity	—	43,598	—	43,598
Separate account liabilities - index-linked products	—	4,924	—	4,924
Separate account liabilities - variable products	—	41,155	—	41,155
Total liabilities at fair value	$514	$621,671	$—	$622,185

The methodologies and inputs utilized in estimating the fair values of assets and liabilities measured and reported at fair value are reliant on the assumptions used. Fair value estimates are based on quoted market prices and commercially available vendor prices, when available. When those prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates the fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which may become significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect risk inherent in a particular methodology, model or input employed. For further discussion regarding which financial instruments are included at each applicable level, please refer to the “Fair Value of All Financial Instruments” section below.

56

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Level 3 Reconciliation
The following tables summarize the changes in assets and liabilities classified as Level 3:

	Year Ended December 31, 2024
	Beginning				Total Gains	Total Gains				Total Ending
	Balance at		Transfers	Transfers	(Losses)	(Losses)				Balance at
	January 1,		into	out of	Included in	Included in				December 31,
	2024		Level 3	Level 3	Net Income	Surplus	Purchases	Sales	Settlements	2024
Assets
Bonds	$5,629		$80,648	$(55,692)	$52	$(4,406)	$—	$(3,164)	$(361)	$22,706
Preferred stocks	—		4,575	(4,538)	—	(37)	—	—	—	—
Common stocks	7,386		—	—	—	(307)	1,713	—	—	8,792
Derivative assets:
Equity warrants	—		389	—	—	16	—	—	—	405
Other invested assets	2,772		—	—	(171)	—	—	—	—	2,601
Separate account assets - group annuity	1,934		30,919	(26,293)	194	(1,268)	—	(892)	(4)	4,590
Separate account assets - index-linked products	—		33	—	—	1	—	—	—	34
Total assets	$17,721	17721	$116,564	$(86,523)	$75	$(6,001)	$1,713	$(4,056)	$(365)	$39,128

	Year Ended December 31, 2023
	Beginning			Total Gains	Total Gains				Total Ending
	Balance at	Transfers	Transfers	(Losses)	(Losses)				Balance at
	January 1,	into	out of	Included in	Included in				December 31,
	2023	Level 3	Level 3	Net Income	Surplus	Purchases	Sales	Settlements	2023
Assets
Bonds	$8,175	$2,897	$(5,117)	$251	$(1,206)	$651	$—	$(22)	$5,629
Preferred stocks	13,200	—	(13,575)	—	375	—	—	—	—
Common stocks	59,236	—	—	34,640	(41,425)	—	(45,065)	—	7,386
Other invested assets	—	2,772	—	—	—	—	—	—	2,772
Separate account assets - group annuity	5,501	—	(2,562)	80	(1,085)	—	—	—	1,934
Total assets	$86,112	$5,669	$(21,254)	$34,971	$(43,341)	$651	$(45,065)	$(22)	$17,721

Transfers
Transfers between fair value hierarchy levels are recognized at the end of the period in which the transfer occurs. Transfers into and out of Level 3 represent securities which are carried at lower of cost or fair value resulting in periodic transfers into and out of Level 3 financial instruments which are characterized as carried at fair value.
Fair Value of All Financial Instruments
The aggregate fair value of the Company’s financial instruments and the level within the fair value hierarchy are presented in the following tables and with the related admitted values. Pursuant to SSAP No.100R, insurance contracts (other than deposit-type contracts) and affiliated common stocks have been excluded.

57

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

	December 31, 2024
	Aggregate	Admitted
Type of Financial Instrument	Fair Value	Value	NAV[1]	Level 1	Level 2	Level 3
Assets
Bonds	$125,885,142	$130,962,442	$—	$4,774,146	$93,657,013	$27,453,983
Preferred stock	1,821,817	1,819,311	—	143,650	843,107	835,060
Common stocks - unaffiliated	741,072	741,073	—	21,576	710,704	8,792
Mortgage loans	58,273,683	60,226,224	—	—	—	58,273,683
Policy loans	140,451	140,451	—	—	140,451	—
Cash, cash equivalents and short-term investments	9,764,737	9,764,163	—	8,746,076	859,325	159,336
Derivative assets:
Options	4,835,805	3,123,186	—	—	4,835,805	—
Credit default swap	(509)	—	—	—	—	(509)
Interest rate swaps	(231,089)	1,394	—	(162,202)	(68,887)	—
Total return swaps	223	223	—	—	223	—
Futures	90,665	90,665	—	90,665	—	—
Currency swaps	1,077,930	977,141	—	—	1,077,930	—
Forwards	650,475	650,475	—	—	650,475	—
Swaptions	2,136	2,136	—	—	2,136	—
Equity warrants	405	405	—	—	—	405
Derivative collateral asset	579,393	579,393	—	579,393	—	—
Other invested assets	11,483,483	11,568,991	9,522,646	—	503,290	1,457,547
Separate account assets - variable products	135,679	135,679	—	—	135,679	—
Separate account assets - group annuity	40,326,648	44,313,961	1,964,880	1,828,004	26,380,545	10,153,219
Separate account assets - index-linked annuity	2,868,822	2,933,115	44,091	133,584	1,827,199	863,948
Total assets	$258,446,968	$268,030,428	$11,531,617	$16,154,892	$131,554,995	$99,205,464
Liabilities
Deposit-type contracts	$35,630,247	$36,359,016	$—	$—	$35,159,930	$470,317
Derivative liabilities:
Options	125,578	104,654	—	—	125,578	—
Interest rate swaps	28,224	7,035	—	28,224	—	—
Total return swaps	3,593	3,593	—	—	3,593	—
Futures	11,361	11,361	—	11,361	—	—
Currency swaps	895,773	711,288	—	—	895,773	—
Forwards	192,164	192,164	—	—	192,164	—
Derivative and other collateral	5,617,217	5,617,217	—	5,617,217	—	—
Repurchase agreements	5,625,701	5,625,701	—	—	5,625,701	—
Separate account liabilities - funding agreements	14,901,401	14,841,302	—	—	14,901,401	—
Separate account liabilities - group annuity deposit-type contracts	7,533	7,710	—	—	—	7,533
Separate account liabilities - index-linked products derivatives	3,878	3,710	—	—	3,878	—
Separate account liabilities - group annuity	118,437	121,631	—	—	118,437	—
Total liabilities	$63,161,107	$63,606,382	$—	$5,656,802	$57,026,455	$477,850
[1] Investments measured at NAV as a practical expedient in determining fair value have not been classified in the fair value hierarchy.
58

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

	December 31, 2023
	Aggregate	Admitted
Type of Financial Instrument	Fair Value	Values	NAV[1]	Level 1	Level 2	Level 3
Assets
Bonds	$91,822,476	$96,796,209	$—	$2,881,423	$73,324,889	$15,616,164
Preferred stock	1,394,437	1,392,975	—	156,672	526,003	711,762
Common stocks - unaffiliated	340,905	340,905	—	20,965	312,554	7,386
Mortgage loans	38,972,476	41,079,171	—	—	—	38,972,476
Policy loans	148,052	148,052	—	—	148,052	—
Cash, cash equivalents and short-term investments	9,248,970	9,248,957	—	8,048,441	1,095,537	104,992
Derivative assets:
Options	3,565,766	2,002,146	—	—	3,565,766	—
Credit default swaps	(629)	—	—	—	—	(629)
Interest rate swaps	(164,384)	994	—	(164,384)	—	—
Total return swaps	17,139	17,139	—	—	17,139	—
Futures	68,995	68,995	—	68,995	—	—
Currency swaps	369,297	334,804	—	—	369,297	—
Forwards	375,523	375,608	—	—	375,523	—
Swaptions	19,212	19,599	—	—	19,212	—
Equity warrants	388	2	—	—	388	—
Derivative collateral asset	687,689	687,689	—	687,689	—	—
Other invested assets	9,616,920	9,692,696	8,287,444	—	509,647	819,829
Separate account assets - variable products	41,164	41,164	—	—	41,164	—
Separate account assets - group annuity	43,247,159	46,691,591	1,682,394	1,970,628	29,863,029	9,731,108
Separate account assets - index-linked annuity	2,020,020	2,103,143	39,995	89,732	1,316,677	573,616
Total assets	$201,791,575	$211,041,839	$10,009,833	$13,760,161	$111,484,877	$66,536,704
Liabilities
Deposit-type contracts	21,383,336	$22,250,440	$—	$—	$20,873,774	$509,562
Derivative liabilities:
Options	101,750	91,756	—	—	101,750	—
Interest rate swaps	39,078	11,319	—	39,022	56	—
Futures	16	16	—	16	—	—
Currency swaps	766,986	517,119	—	—	766,986	—
Forwards	305,192	304,147	—	—	305,192	—
Derivative and other collateral	3,421,910	3,421,910	—	3,421,910	—	—
Repurchase agreements	3,076,319	3,076,319	—	—	3,076,319
Separate account liabilities - funding agreements	5,701,053	5,833,936	—	—	5,701,053	—
Separate account liabilities - group annuity deposit-type contracts	9,514	9,769	—	—	—	9,514
Separate account liabilities - index-linked products derivatives	9,480	8,573	—	—	9,480	—
Separate account liabilities - group annuity	190,541	188,488	—	—	190,541	—
Total liabilities	$35,005,175	$35,713,792	$—	$3,460,948	$31,025,151	$519,076
[1] Investments measured at NAV as a practical expedient in determining fair value have not been classified in the fair value hierarchy.

59

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Bonds, preferred stocks, unaffiliated common stocks, cash equivalents, short-term investments, and other invested assets (surplus notes): Bonds and unaffiliated common stock classified as Level 1 use quoted prices on an active exchange. Bonds, preferred stocks, cash equivalents, short-term investments, and surplus notes (included in other invested assets) classified as Level 2 are valued by commercially available vendors using observable inputs or inputs which can be corroborated by market data. Unaffiliated common stocks classified as Level 2 includes FHLB stock, which is carried at fair value and presumed to be at par value because it can only be redeemed by the bank. Bonds, short-term investments and unaffiliated common stock classified as Level 3 are valued using broker quotes or internal models containing significant unobservable inputs.

Mortgage loans: Mortgage loans classified as Level 3 are primarily valued based on estimated net cash flows to maturity, discounted at a rate based on the loan’s remaining weighted average life and credit quality, which contains significant unobservable inputs.

Policy loans: The fair value of policy loans classified as Level 2 is equal to the carrying value of the loans, which are collateralized by the cash surrender value of the associated insurance contract.

Cash, cash equivalents, short-term investments, and derivative collateral asset and liability: The fair value of cash, short-term investments (excluding those short-term investments classified as Level 2 described above), and derivative collateral (which is held entirely in cash) classified as Level 1 are valued using quoted market prices and carrying value approximates fair value.

Derivative assets and derivative liabilities: Derivatives classified as Level 1 are valued using quoted market prices on active exchanges. Derivatives classified as Level 2 are valued based on broker quotes corroborated through internal modeling using market observable data. Derivatives classified as Level 3 are valued utilizing non-corroborated broker quotes or internal modeling containing significant unobservable inputs.

Other invested assets (excluding surplus notes): For fixed-rate and variable-rate investments included in other invested assets classified as Level 3, fair value approximates the carrying value in the accompanying balance sheets. Certain assets included within other invested assets classified as Level 3 are valued based on cost. Joint venture and partnership interests included within other invested assets are not classified in the fair value hierarchy and are measured at NAV, which is the practical expedient in determining fair value. NAV is adjusted for contribution and distribution activity to roll forward the NAV to the balance sheet date. At December 31, 2024, the Company's general and separate accounts have $5,924,735 unfunded commitments to invest in these joint venture and partnership interests.

Separate account assets - variable products: Separate account assets classified as Level 2 are valued based on the fair value of the underlying funds.

Separate account assets - group annuity and index-linked annuity: Separate account assets classified as Level 1, 2 and 3 or included in the NAV column are valued using the same fair value assumptions and methods utilized in the general account.
Deposit-type contracts (including separate account group annuity and funding agreements): Deposit-type contracts classified as Level 3 include SPIA and supplemental contracts. Fair value of SPIA and supplemental contracts, including separate account group annuity contracts, are calculated by discounting best estimate cash flows based on market interest rate assumptions. Fair value of the funding agreements are calculated by discounting future cash flows using market rates on the valuation date, and are classified as Level 2.

Repurchase agreements - The carrying value of the repurchase agreements liability approximates fair value and is reported as Level 2.

60

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
7.    Reinsurance
Reinsurance allows life insurance companies to share risk on a case-by-case or aggregated basis with other insurance and reinsurance companies.  The Company generally reinsures the majority of in force and all future annuity business, after the impacts of all other reinsurance are applied, on a quota share modified coinsurance or coinsurance funds withheld basis to AARe, an affiliated reinsurer domiciled in Bermuda. Under modified coinsurance, all assets and liabilities are retained by the ceding company, and the reinsurer is required to indemnify the ceding company on the reinsurer’s share of the assets and liabilities. The Company's funding agreements are generally reinsured on a coinsurance funds withheld or modified coinsurance basis to AARe.  In addition, any life insurance blocks previously written by the Company are generally sold or completely reinsured to another life insurance company.
The Company’s ceded reinsurance arrangements reduced certain items in the accompanying financial statements for the years ended December 31, 2024, 2023 and 2022, by the following amounts:

	2024	2023	2022
Premiums	$32,174,847	$39,983,744	$28,460,100
Policy and contract liabilities	62,236,931	12,087,176	12,530,400
Life insurance in force ceded under risk sharing arrangements at December 31, 2024 and 2023, totaled $17,062,518 and $18,974,014, respectively. The Company enters into trust agreements with reinsurers as security in support of the reserves ceded to these reinsurers.

The Company recorded reinsurance recoveries in the amount of $5,061,872, $4,384,235, and $3,571,188 during 2024, 2023, and 2022, respectively.

The following table illustrates the amounts the Company assumed under reinsurance treaties for the years ended December 31, 2024, 2023, and 2022:

	2024	2023	2022
Premiums	$2,790,570	$4,076,814	$3,388,850
Policy and contract liabilities	15,137,303	13,798,423	11,888,640

Gains on cession of in force blocks of business are to be accounted for in accordance with Appendix A-791 of the NAIC Accounting Practices and Procedures Manual which requires that any increase in surplus (net of federal income tax) resulting from reinsurance agreements entered into or amended which involve the reinsurance of business issued prior to the effective date of the agreements shall be deferred and identified separately as a surplus item by the ceding company.  Subsequent recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured. Based on the emergence of earnings of previous reinsurance of in force blocks of business in 2024, 2023 and 2022, $13,782, $12,251, and $10,891, respectively, was amortized into income.

The Company is liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the assuming companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. The Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk. The Company is not aware of any issues surrounding the financial condition of its reinsurers that would have a material impact on the Company.

61

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Annuity Reinsurance
The Company entered into a modified coinsurance agreement effective January 1, 2024 with AARe pursuant to which it cedes a quota share of certain of the Company’s retail annuity business issued on or after January 1, 2024.  Modified coinsurance reserves ceded to AARe under this agreement were $3,954,946 as of December 31, 2024.

The Company entered into a modified coinsurance agreement effective January 1, 2023 with AARe pursuant to which it cedes a quota share of certain of the Company’s retail annuity business issued on or after January 1, 2023. Effective July 1, 2024, the agreement was amended to convert the basis of reinsurance from modified coinsurance to coinsurance funds withheld. In connection with this amendment, the Company paid AARe a $260,000 ceding commission. As of December 31, 2024, the Company recognized a reserve credit of $50,135,336 and reported funds held under reinsurance of $50,299,856 for the agreement. Modified coinsurance reserves ceded to AARe under this agreement were $27,362,798 as of December 31, 2023.
Effective January 1, 2023, the Company entered into a modified coinsurance agreement with AARe, pursuant to which it cedes a quota share of certain funding agreements issued after the effective date of the treaty in both the general and separate accounts. Modified coinsurance reserves ceded to AARe under this agreement were $4,089,636 as of December 31, 2024. There was no business ceded through this reinsurance agreement as of December 31, 2023.

Effective January 1, 2023, the Company entered into a modified coinsurance agreement with AARe, pursuant to which it cedes a quota share of certain pension group annuity business issued after the effective date of the treaty. Modified coinsurance reserves ceded to AARe were $1,083,033 and $1,123,953 as of December 31, 2024 and 2023, respectively.

Effective June 12, 2023, the Company entered into a coinsurance agreement with USAA Life Insurance Company (USAA) to assume a quota share of multi-year guaranteed annuities issued by USAA on or after the effective date of the treaty. Effective August 21, 2023, an amendment was made to the existing treaty to assume a quota share of fixed indexed annuities issued by USAA on or after the effective date of the amended treaty. The Company retrocedes 80% of this block of business to AARe under an existing modified coinsurance treaty. Assumed reserves were $2,716,522 and $1,067,563 at December 31, 2024 and 2023, respectively, of which $2,173,218 and $854,050 represented modified coinsurance reserves ceded to AARe at December 31, 2024 and 2023, respectively.

Effective October 1, 2016, the Company entered into a coinsurance agreement with Hannover Life Reassurance Company of America (Hannover).  The agreement cedes a quota share of certain benefits of fixed indexed annuity products. Effective July 1, 2023, the Company amended the coinsurance agreement to modify the quota share of benefits. The quota share was further modified via an amendment on October 1, 2024. On the effective date of each amendment, the Company recognized a reserve credit of $139,145 in 2024 and $284,216 in 2023 equal to the difference between the existing reserves on in force policies ceded to Hannover and the reserve calculated under the amended agreement. As each amended agreement covers business issued prior to the effective date, the initial after-tax gain net of affiliated reinsurance impacts of $21,614 in 2024 and $34,484 in 2023 was recognized directly in surplus and will be amortized into income in accordance with Appendix A-791 of the NAIC Accounting Practices and Procedures Manual. The Company has recognized a reserve credit of $2,759,545 and $2,000,736 for this agreement as of December 31, 2024 and 2023, respectively. In addition, the Company maintains a liability equal to $410,225 and $307,204 as of December 31, 2024 and 2023, respectively, which is reported within other reinsurance liability on the balance sheets.

62

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Effective July 1, 2022, the Company entered into a quota share coinsurance agreement with Protective Life Insurance Company (Protective) to assume a quota share of fixed indexed annuities and multi-year guaranteed annuities issued by Protective on or after the effective date of the treaty. The Company also entered into a retrocession modified coinsurance agreement with AARe effective July 1, 2022 to cede 80% of this block of business to AARe. Assumed reserves were $1,012,996 and $496,597 at December 31, 2024 and 2023, respectively, of which $810,397 and $397,277 represented modified coinsurance reserves ceded to AARe at December 31, 2024 and 2023, respectively.

Effective January 1, 2022, the Company entered into a modified coinsurance agreement with AARe, pursuant to which it cedes a quota share, specified by the Company, of certain of the Company’s retail annuity business issued on or after the effective date through December 31, 2022. This treaty is applied after the impacts of third party reinsurance. Modified coinsurance reserves were $2,774,587 and $2,809,858 as of December 31, 2024 and 2023, respectively.

Effective June 1, 2020, the Company entered into a modified coinsurance agreement with AARe to cede a quota share of all in force and certain future funding agreements in both the general and separate accounts. Modified coinsurance reserves for this agreement were $22,982,198 and $20,827,061 as of December 31, 2024 and 2023, respectively.

Effective June 1, 2020, the Company entered into another modified coinsurance agreement with AARe to cede a quota share of certain future funding agreements. Modified coinsurance reserves for this agreement were $5,506,892 and $6,745,712 as of December 31, 2024 and 2023, respectively.

Effective January 1, 2020, the Company entered into a coinsurance funds withheld agreement with AARe to cede a quota share of certain in force and future funding agreements. The Company has taken a reserve credit of $4,075,227 and $4,632,596 as of December 31, 2024 and 2023, respectively. Funds held under reinsurance for this agreement were $4,064,144 and $4,637,469 as of December 31, 2024 and 2023, respectively.

Effective July 1, 2019, the Company entered into a modified coinsurance agreement with AARe to cede 80% of certain index-linked deferred annuity business issued on or after the effective date of the treaty. The agreement is on a modified coinsurance basis, under which the Company retains the reserves and supporting assets relating to this business. These reserves and assets are held in a separate account and the reinsurance is recorded in the corresponding separate account. Modified coinsurance reserves for this agreement were $3,564,640 and $2,158,926 as of December 31, 2024 and 2023, respectively.

Effective April 1, 2019, the Company entered into a modified coinsurance agreement with AARe to cede 80% of certain PGA business issued on or after the effective date of the treaty.  The agreement is on a modified coinsurance basis, under which the Company retains the reserves and supporting assets relating to this business.  These reserves and assets are held in one or more separate accounts and the reinsurance is recorded in the corresponding separate account.  Modified coinsurance reserves for this agreement were $7,236,238 and $6,955,829 as of December 31, 2024 and 2023, respectively.

Effective September 17, 2018, the Company entered into a coinsurance agreement with Brighthouse Life Insurance Company (Brighthouse) to assume a quota share of certain multi-year guaranteed annuity policies issued by Brighthouse on or after the effective date of the treaty. This treaty was closed to new business effective April 30, 2024.  The Company retrocedes 80% of this block to AARe under a modified coinsurance agreement. Assumed reserves were $6,371,968 and $5,961,819 at December, 31 2024 and 2023, respectively, of which $5,097,574 and $4,769,455 represented modified coinsurance reserves ceded to AARe at December 31, 2024, and 2023, respectively.
63

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Effective June 1, 2018, the Company entered into three quota share reinsurance agreements, two coinsurance and one modified coinsurance, with Venerable Insurance and Annuity Company (VIAC) to assume a 20% quota share of all fixed annuity and guaranteed minimum income benefit rider policies issued by VIAC prior to the effective date of the treaty. Effective July 1, 2023, VIAC recaptured $564,137 of payout annuity reserves assumed by the Company under the two coinsurance agreements and the Company recognized a $29,272 pretax gain upon settlement of the recapture agreement. Assumed reserves on the coinsurance treaties were $1,270,414 and $1,624,484 at December 31, 2024 and 2023, respectively, and modified coinsurance reserves held at VIAC for business assumed by the Company were $32,859 and $38,319 at December 31, 2024 and 2023, respectively.
Effective January 1, 2018, the Company entered into a modified coinsurance agreement with AARe to cede 80% quota share of certain PGA business issued on or after April 1, 2017. The agreement is on a modified coinsurance basis, under which the Company retains the reserves and supporting assets relating to this business. These reserves and assets are held in one or more separate accounts and the reinsurance is recorded in the corresponding separate account. Modified coinsurance reserves at December 31, 2024 and 2023 were $26,337,949 and $28,199,262, respectively.

Effective January 1, 2018, the Company entered into a modified coinsurance agreement with AARe to cede 80% of all fixed spread annuity and fixed spread life insurance business in force as of October 1, 2013.  Modified coinsurance reserves at December 31, 2024 and 2023 were $472,903 and $536,554, respectively.

Effective January 1, 2018, the Company entered into a modified coinsurance agreement with AARe. The agreement ceded 80% of certain in force and future annuity business after the effective date of the treaty through December 31, 2022. This treaty was applied after the impacts of all other reinsurance agreements were applied. Modified coinsurance reserves at December 31, 2024 and 2023 were $47,855,999 and $43,526,658, respectively.

Effective January 1, 2018, AADE entered into a coinsurance agreement with the Company to assume 50% of all retail annuity business issued by the Company on or after January 1, 2018 through December 31, 2021. AADE subsequently entered into a retrocession modified coinsurance agreement with AARe effective January 1, 2018 to cede an 80% quota share of this retail annuity business. These reinsurance agreements were terminated in connection with the merger of the Company and AADE. As discussed in Note 1, the coinsurance agreement is no longer reflected in the recast merged financial statements. Modified coinsurance reserves ceded to AARe were $9,314,694 at December 31, 2023.

Effective January 1, 2018, the Company entered into a modified coinsurance agreement with AARe to cede 80% of in force and future annuity business of the Company.  Modified coinsurance reserves ceded under this agreement were $1,143,520 and $1,413,081 at December 31, 2024 and 2023, respectively.

Effective August 1, 2017, the Company entered into a variable quota share coinsurance agreement with The Lincoln National Life Insurance Company (LNL) to assume a percentage of LNL’s multi-year guaranteed annuity and fixed indexed annuity business issued on or after the effective date of the treaty.  The Company retrocedes 80% of the assumed business to AARe under a modified coinsurance agreement. Assumed reserves were $464,375 and $1,179,177 at December 31, 2024 and 2023, respectively, of which $371,500 and $943,342 represented modified coinsurance reserves ceded at December 31, 2024 and 2023, respectively.

Effective August 30, 2013, the Company entered into a reinsurance agreement with STAR, an affiliated reinsurer. The agreement ceded, through coinsurance, all annuity contracts issued by the Company (and its predecessor by merger, Aviva Life Insurance Company) to Aviva London Assignment Corporation, a former affiliated entity. The Company has taken a reserve credit of $992,442 and $1,015,748 for this agreement as of December 31, 2024 and 2023, respectively.

64

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Effective April 1, 2014, AADE entered into a reinsurance agreement with STAR to assume a 20% quota share of a block of annuities under a coinsurance funds withheld reinsurance agreement. The reserves assumed under the treaty were $203,150 as of December 31, 2023. Prior to the merger of the Company and AADE, STAR recaptured this agreement effective July 1, 2024.  In connection with the recapture, AADE paid a $40,138 commission, recorded $218,075 of negative assumed premiums and deposits, and released $201,247 of policy and contract liabilities and $16,828 of interest maintenance reserves.  The impact of the recapture is reflected in the merged financial statements.

Effective December 31, 2012, the Company entered into a coinsurance funds withheld agreement to assume 90% of AANY's annuity business. The Company retrocedes 89% of this block to AARe under a modified coinsurance agreement. Assumed reserves were $2,855,918 and $2,748,758 at December 31, 2024 and 2023, respectively, of which $2,541,767 and $2,446,395 represented modified coinsurance reserves ceded at December 31, 2024 and 2023, respectively.
Effective November 1, 2012, the Company entered into a coinsurance agreement with Liberty Bankers Life Insurance Company to assume 100% of an annuity block of business. The Company retrocedes 80% of this block to AARe under a modified coinsurance agreement. Assumed reserves were $40,281 and $52,819 at December 31, 2024 and 2023, respectively, of which $32,225 and $42,256 represented modified coinsurance reserves ceded at December 31, 2024 and 2023, respectively.
Effective December 16, 2011, the Company entered into an agreement with Transamerica Life Insurance Company to assume on a coinsurance basis 28.3% of a certain block of deferred annuity business. The Company retrocedes 80% of the assumed annuity business to AARe under a modified coinsurance agreement. Assumed reserves were $246,440 and $303,225 at December 31, 2024 and 2023, respectively, of which $197,152 and $242,580 represented modified coinsurance reserves ceded at December 31, 2024 and 2023, respectively.
Life Reinsurance
The Company entered into a reinsurance agreement on December 15, 2011 with Athene Re IV, an affiliated reinsurer. The agreement ceded, through funds withheld coinsurance, all policy liabilities of the regulatory closed block of the former AmerUs Life Insurance Company, a predecessor of the Company (the Closed Block). The Closed Block consists of participating whole life insurance, term life insurance, and dividend-paying universal life insurance. The Closed Block was formed on June 30, 1996 for the protection of dividend interests on dividend-paying policies. The formation of the Closed Block coincided with AmerUs Life’s reorganization into a mutual holding company whereby AmerUs Life became a stock life insurance company, initially owned by American Mutual Holding Company. The Company has taken a reserve credit of $1,243,471 and $1,284,026 for this agreement as of December 31, 2024 and 2023, respectively. Funds held under reinsurance with unauthorized reinsurers for this agreement was $1,194,280 and $1,218,094 as of December 31, 2024 and 2023, respectively.

On April 29, 2011, the Company's predecessor by merger, AADE, reinsured substantially all of it's life and health business, primarily to Protective Life Insurance Company under a coinsurance agreement. As of December 31, 2024 and 2023, the Company recognized a reserve credit of $1,198,859 and $1,243,416, respectively, on this business.

The Company entered into an assumption reinsurance agreement on October 1, 2013 with Accordia Life and Annuity Company (Accordia). The agreement ceded, through coinsurance, all open block life insurance contracts issued by the Company, with the exception of Enhanced Guarantee universal life insurance products. The Company has taken a reserve credit of $1,033,435 and $1,070,152 for this agreement as of December 31, 2024 and 2023, respectively. The AmerUs Life Insurance Company regulatory closed block has been ceded to Accordia (net of existing reinsurance) under this reinsurance agreement. As of December 31, 2024 and 2023, the aforementioned reinsurance between the Company and Athene Re IV remains in place, resulting in no amounts ceded to Accordia.
65

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
The Company entered into a reinsurance agreement on October 1, 2013 with Accordia. The agreement ceded, through coinsurance, all policy liabilities of the former Indianapolis Life Insurance Company regulatory closed block. The Company has taken a reserve credit of $532,786 and $548,119 for this agreement as of December 31, 2024 and 2023, respectively.
During 2024 and 2023, the Company novated approximately 1,067 and 148 life policies, respectively, with statutory policy reserves of $49,034 and $1,148, respectively, to Accordia. These policies were previously 100% ceded to Accordia through the open block assumption reinsurance agreement discussed above, and therefore the novation had no impact on the Company’s balance sheet, income or capital and surplus position.

The Company cedes policies to Accordia and Athene Re IV, included in treaties noted above, that fall under the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.  The primary securities backing the reinsurance contracts related to these policies are greater than or equal to required levels as set forth by Appendix A-785 of the NAIC Accounting Practices and Procedures Manual.

The Company's reinsurance agreements do not require disclosure under paragraphs 78 through 84 of SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.

8.    Life, Annuity and Deposit-Type Actuarial Reserves
Withdrawal characteristics of annuity and deposit-type actuarial reserves are as follows:
Individual Annuities

	December 31, 2024
		Separate	Separate
	General	Accounts with	Account Non-		Percentage
	Account	Guarantees	Guaranteed	Total	of Total
Subject to discretionary withdrawal:
With market value adjustment	$107,349,847	$—	$4,455,800	$111,805,647	72.6%
At book value, less surrender charge of 5% or more	17,609,587	—	—	17,609,587	11.4
At fair value	—	5,077	118,526	123,603	0.1
Total with market value adjustment or at fair value	124,959,434	5,077	4,574,326	129,538,837	84.1
At book value without adjustment (minimal or no charge or adjustment)	21,810,286	—	—	21,810,286	14.2
Not subject to discretionary withdrawal	2,596,454	—	—	2,596,454	1.7
Total (gross: direct + assumed)	149,366,174	5,077	4,574,326	153,945,577	100.0%
Less: Reinsurance ceded	(53,749,326)	—	—	(53,749,326)
Total (net)	$95,616,848	$5,077	$4,574,326	$100,196,251

The amount included above in the at book value, less surrender charge of 5% or more line that will move to the at book value without adjustment line in the year subsequent to the balance sheet date is $1,613,076.

66

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

	December 31, 2023
		Separate	Separate
	General	Account with	Account Non-		Percentage
	Account	Guarantees	Guaranteed	Total	of Total
Subject to discretionary withdrawal:
With market value adjustment	$82,451,204	$—	$2,698,657	$85,149,861	69.3%
At book value, less surrender charge of 5% or more	11,499,770	—	—	11,499,770	9.4
At fair value	—	4,357	26,080	30,437	—
Total with market value adjustment or at fair value	93,950,974	4,357	2,724,737	96,680,068	78.6
At book value without adjustment (minimal or no charge or adjustment)	23,464,542	—	—	23,464,542	19.1
Not subject to discretionary withdrawal	2,804,799	—	—	2,804,799	2.3
Total (gross: direct + assumed)	120,220,315	4,357	2,724,737	122,949,409	100.0%
Less: Reinsurance ceded	(2,871,086)	—	—	(2,871,086)
Total (net)	$117,349,229	$4,357	$2,724,737	$120,078,323

Group Annuities

	December 31, 2024
		Separate	Separate
	General	Accounts with	Account Non-		Percentage
	Account	Guarantees	Guaranteed	Total	of Total
Subject to discretionary withdrawal:
With market value adjustment	$35,695	$2,817,302	$—	$2,852,997	6.4%
At book value, less surrender charge of 5% or more	32,756	—	—	32,756	0.1
Total with market value adjustment or at fair value	68,451	2,817,302	—	2,885,753	6.6
At book value without adjustment (minimal or no charge or adjustment)	809,687	113,588	—	923,275	2.0
Not subject to discretionary withdrawal	51,541	40,382,925	—	40,434,466	91.4
Total (gross: direct + assumed)	929,679	43,313,815	—	44,243,494	100.0%
Less: Reinsurance ceded	—	—	—	—
Total (net)	$929,679	$43,313,815	$—	$44,243,494

67

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

	December 31, 2023
		Separate	Separate
	General	Accounts with	Account Non-		Percentage
	Account	Guarantees	Guaranteed	Total	of Total
Subject to discretionary withdrawal:
With market value adjustment	$130,975	$2,885,937	$—	$3,016,912	6.5%
At book value, less surrender charge of 5% or more	30,353	—	—	30,353	0.1
Total with market value adjustment or at fair value	161,328	2,885,937	—	3,047,265	6.6
At book value without adjustment (minimal or no charge or adjustment)	865,750	110,935	—	976,685	2.1
Not subject to discretionary withdrawal	55,503	42,342,165	—	42,397,668	91.3
Total (gross: direct + assumed)	1,082,581	45,339,037	—	46,421,618	100.0%
Less: Reinsurance ceded	(1,800)	—	—	(1,800)
Total (net)	$1,080,781	$45,339,037	$—	$46,419,818

Deposit-Type Contracts (no life contingencies)

	December 31, 2024
		Separate	Separate
	General	Account with	Account Non-		Percentage
	Account	Guarantees	Guaranteed	Total	of Total
Subject to discretionary withdrawal:
At book value without adjustment
(minimal or no charge or adjustment)	$13,497	$—	$—	$13,497	—%
Not subject to discretionary withdrawal	40,650,323	14,849,012	—	55,499,335	100.0
Total (gross: direct + assumed)	40,663,820	14,849,012	—	55,512,832	100.0%
Less: Reinsurance ceded	(4,304,804)	—	—	(4,304,804)
Total (net)	$36,359,016	$14,849,012	$—	$51,208,028

	December 31, 2023
		Separate	Separate
	General	Account with	Account Non-		Percentage
	Account	Guarantees	Guaranteed	Total	of Total
Subject to discretionary withdrawal:
At book value without adjustment
(minimal or no charge or adjustment)	$13,432	$—	$—	$13,432	—%
Not subject to discretionary withdrawal	27,109,051	5,843,705	—	32,952,756	100.0
Total (gross: direct + assumed)	27,122,483	5,843,705	—	32,966,188	100.0%
Less: Reinsurance ceded	(4,872,043)	—	—	(4,872,043)
Total (net)	$22,250,440	$5,843,705	$—	$28,094,145

68

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
A reconciliation of total annuity and deposit-type actuarial reserves is as follows:

	December 31,
	2024	2023
General Account:
Annuity reserves	$96,225,542	$118,122,549
Supplementary contracts with life contingencies	320,985	307,461
Deposit-type contracts	36,359,016	22,250,440
Separate Accounts:
Annuity reserves	47,893,218	48,068,131
Deposit-type contracts	14,849,012	5,843,705
Total annuity and deposit-type actuarial reserves	$195,647,773	$194,592,286

Account value, cash value and reserves for life insurance by withdrawal characteristics is as follows:

	December 31, 2024
	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1,624,106	$1,656,085	$—	$—	$—
Universal life	790,153	800,733	814,764	—	—	—
Universal life with secondary guarantees	5,642	5,493	38,933	—	—	—
Indexed universal life	189,653	194,102	163,077	—	—	—
Indexed universal life with secondary guarantees	239,100	234,931	608,253	—	—	—
Other permanent cash value life insurance	19,847	625,384	690,310	—	—	—
Variable universal life	3,204	3,204	3,204	13,023	13,023	12,004
Not subject to discretionary withdrawal or no cash values:
Term Policies without cash value	—	—	122,291	—	—	—
Accidental death benefits	—	—	2,949	—	—	—
Disability - active lives	—	—	7,503	—	—	—
Disability - disabled lives	—	—	16,586	—	—	—
Miscellaneous reserves	—	—	65,465	—	—	—
Total (gross: direct + assumed)	1,247,599	3,487,953	4,189,420	13,023	13,023	12,004
Less: Reinsurance ceded	(1,193,509)	(3,433,801)	(4,134,442)	—	—	—
Total (net)	$54,090	$54,152	$54,978	$13,023	$13,023	$12,004

69

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

	December 31, 2023
	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1,559,737	$1,711,230	$—	$—	$—
Universal life	825,443	832,070	848,067	—	—	—
Universal life with secondary guarantees	6,100	5,750	38,779	—	—	—
Indexed universal life	197,674	195,243	169,505	—	—	—
Indexed universal life with secondary guarantees	248,826	242,131	616,550	—	—	—
Other permanent cash value life insurance	20,655	645,101	713,324	—	—	—
Variable universal life	1,449	1,449	1,474	10,230	10,230	10,718
Miscellaneous Reserves	—	—	12	—	—	—
Not subject to discretionary withdrawal or no cash values:
Term Policies without cash value	—	—	146,427	—	—	—
Accidental death benefits	—	—	3,102	—	—	—
Disability - active lives	—	—	8,480	—	—	—
Disability - disabled lives	—	—	17,166	—	—	—
Miscellaneous reserves	—	—	80,988	—	—	—
Total (gross: direct + assumed)	1,300,147	3,481,481	4,355,104	10,230	10,230	10,718
Less: Reinsurance ceded	(1,245,568)	(3,429,473)	(4,299,523)	—	—	—
Total (net)	$54,579	$52,008	$55,581	$10,230	$10,230	$10,718

A reconciliation of total life actuarial reserves, net of reinsurance, is as follows:

	December 31,
	2024	2023

Life insurance	$53,368	$53,858
Accidental death benefits	1	1
Disability - active lives	(2)	(2)
Disability - disabled lives	19	39
Miscellaneous reserves	1,592	1,685
Life reserves - variable life separate account	12,004	10,718
Total life actuarial reserves	$66,982	$66,299

As of December 31, 2024 and 2023, the Company had insurance in force of $1,714,738 and $1,933,544, respectively, for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Iowa. Reserves to cover this shortfall in premium were $27,252 and $34,779 at December 31, 2024 and 2023, respectively.

70

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
9.    Borrowed Money and Funding Agreements

Effective May 1, 2021, the Company entered into an unsecured revolving promissory note (the Promissory Note), with Athene USA Corporation (AUSA) and certain of AUSA’s other subsidiaries, pursuant to which the Company and other borrower parties thereto may borrow up to $200,000 from AUSA. The Promissory Note has a 5-year term and was approved by the Iowa Department. Interest shall accrue on the principal balance from time to time outstanding at a rate per annum equal to 2.085%. The Company shall pay such interest in arrears quarterly on the last day of each March, June, September and December, on any day any portion of the principal balance is repaid or prepaid.  No amounts were drawn during the year ended December 31, 2024 and December 31, 2023. Interest expense of $0, $0, and $255 was incurred by the Company during the years ended December 31, 2024, 2023 and 2022, respectively.

The Company has entered into a purchase agreement, pursuant to which Athene Global Funding, a special-purpose non-affiliated statutory-trust, may offer senior secured medium-term notes under a funding agreement backed notes (FABN) program. The authorized program amount of $35,000,000 may be increased from time to time, subject to compliance with the relevant provisions of the amended and restated purchase agreement currently in effect. Athene Global Funding uses the net proceeds from the sale of each series of medium-term notes to purchase one or more funding agreements issued from the Company.

The Company has issued funding agreements to Athora Lebensversicherung AG (ALV), an affiliated German company, and to various institutions via direct issuances (Direct FA).

The Company has established a secured funding agreement backed repurchase agreement (FABR) program, in which a special-purpose, unaffiliated entity enters into repurchase agreements with a bank and the proceeds of the repurchase agreements are used by the special purpose entity to purchase funding agreements from the Company.

Through its membership in the FHLB, the Company is eligible to borrow under fixed or floating rate short-term arrangements to provide additional liquidity. Total available borrowings are determined by the amount of collateral pledged, but cannot exceed 20% to 40% of the Company’s total assets dependent upon the internal credit rating. These borrowings are accounted for as borrowed money under SSAP No. 15, Debt and Holding Company Obligations. During 2024 and 2023, the Company borrowed no amounts in the general and separate accounts. During November 2022, the Company borrowed $800,000 with an interest rate of 4.0% under the FHLB short-term arrangement. The borrowing was repaid during December 2022. The Company incurred interest expense of $0, $0, and $2,563 during 2024, 2023 and 2022, respectively.
The Company has issued funding agreements to the FHLB in exchange for cash advances in both the general account and the separate account. FHLB funding agreements held in the separate account have a principal balance of $15,001,200 and $5,931,200 at December 31, 2024 and 2023, respectively. FHLB funding agreements held in the general account have a principal balance of $570,000 and $564,061 as of December 31, 2024 and 2023.

As part of these agreements, the Company holds $10,000 in FHLB Class B Membership Stock and $700,704 in FHLB Activity Stock in the general account. The Class B Membership Stock is not eligible for redemption. The FHLB funding agreements in the general and separate account are collateralized by general account and separate account assets with a book adjusted carrying value of $30,038,449 and $16,552,318 and fair value of $28,847,908 and $15,208,424 at December 31, 2024 and 2023, respectively.
71

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
The following table presents the outstanding funding agreement contracts issued by the Company:

	December 31,
	2024			2023
	Fixed	Floating	Total	Fixed	Floating	Total
Funding Agreements
ALV	$56,964	$—	$56,964	$60,709	$—	$60,709
FABN	21,918,278	2,229,633	24,147,911	17,077,539	3,338,693	20,416,232
FHLB	10,871,200	4,700,000	15,571,200	5,471,200	1,030,000	6,501,200
FABR	—	12,000,000	12,000,000	—	5,500,000	5,500,000
Direct FA	2,791,631	95,341	2,886,972	—	—	—
Total	$35,638,073	$19,024,974	$54,663,047	$22,609,448	$9,868,693	$32,478,141
The weighted average interest rate on all funding agreements was 4.35% and 3.58% at December 31, 2024 and 2023, respectively.

The reserve established by the Company for FHLB funding agreements held in the separate account was $14,841,302 and $5,833,936 at December 31, 2024 and 2023, respectively. These are included in separate account liabilities on the balance sheets. The reserve established by the Company for general account funding agreements was $39,940,806 and $26,371,433 at December 31, 2024 and 2023, respectively, which was reported as deposit-type contracts on the balance sheets. The Company uses the funding agreements funds in an investment spread strategy. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company's strategy to utilize these funds for operations, and any funds obtained for use in general operations would be accounted for consistent with SSAP No. 15 as borrowed money.

The Company incurred interest expense of $1,191,781, $722,914, and $455,098 on funding agreements in the general account and $423,223, $186,087, and $64,905 on the funding agreements in the separate account during the years ended December 31, 2024, 2023 and 2022, respectively.

The scheduled maturities of the funding agreements are as follows:

2025	$5,059,594
2026	8,068,158
2027	10,402,800
2028	12,113,439
2029	9,402,358
Thereafter	9,616,698
Total	$54,663,047

As discussed in Note 7, the Company's funding agreements are ceded to AARe under modified coinsurance and coinsurance funds withheld reinsurance agreements.

72

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
10.    Federal Income Taxes
Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	2024	2023	2022

Federal income tax expense (benefit) on operations	$(222,705)	$452,495	$204,742
Federal income tax expense (benefit) on net realized capital gain (loss)	(1,751)	(20,251)	59,372
Federal income tax expense (benefit) on operations - prior period	18,161	70,481	—
Total current federal income tax expense (benefit)	$(206,295)	$502,725	$264,114
The Company determines admitted DTAs under paragraph 11 of SSAP No. 101, which allows a DTA to be admitted where existing deductible temporary differences are expected to be realized within three years of the balance sheet date. DTAs are limited to:
1.The amount of federal capital gains taxes paid in prior years that can be recovered through capital loss carrybacks, not to exceed three years, including any amounts established in accordance with the provision of SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets.
2.If risk-based capital thresholds described in paragraph 11.b. of SSAP No. 101 are exceeded, paragraph 11.b.i. allows a reporting entity to admit DTAs that are expected to be realized within three years of the balance sheet date, subject to a 15% limitation of adjusted capital and surplus described in paragraph 11.b.ii. Since the Company’s Risk-Based Capital Authorized Control Level without regard to admitted DTAs is greater than 300%, the applicable period is three years and the applicable percentage is 15% as of December 31, 2024, plus
3.Any remaining DTAs can be offset against existing DTLs after due consideration of character and reversal patterns of temporary differences.
Adjusted gross DTAs exceeding the above limitations are nonadmitted.
Pursuant to SSAP No. 101, paragraph 7.e., gross DTAs are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the gross DTAs will not be realized. The Company expects to fully realize all of its DTAs. As of December 31, 2024 and 2023, the Company has not established a valuation allowance against DTAs.

73

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
The admitted DTAs are summarized as follows:

	December 31,
	2024		2023
	Limitation	Admitted	Limitation	Admitted

Admitted pursuant to 11.a. - loss carrybacks		$—		$—
Realization per 11.b.i. - applicable period limitation	$206,585		$879,487
Realization per 11.b.ii. - applicable percentage limitation	553,871		815,757
Admitted pursuant to lesser of 11.b.i. or 11.b.ii - realization test		206,585		581,131
Admitted pursuant to 11.c. - DTL offset		437,193		432,545
Total admitted adjusted gross DTA		$643,778		$1,013,676

The Authorized Control Level Risk-Based Capital (excluding DTAs) percentage used for determining the above applicable period limitation and applicable percentage limitation was 815% and 705% for the years ended December 31, 2024 and 2023, respectively.
During 2023, the Company asserted a tax planning strategy to restructure certain reinsurance agreements from modified coinsurance to coinsurance funds withheld. This tax planning strategy allowed the Company to admit deferred tax assets related to reserves that were previously nonadmitted. During 2024, the Company stopped asserting this tax planning strategy.
The following summarizes the impact of tax planning strategies on DTAs:

	2024		2023		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital

1) Adjusted Gross DTAs	$1,208,608	$30,511	$1,525,266	$14,481	$(316,658)	$16,030
2) Adjusted gross DTAs (% of total adjusted gross DTAs)	—%	—%	—%	—%	—%	—%
3) Net admitted adjusted DTAs	$619,893	$23,885	$1,008,226	$5,450	$(388,333)	$18,435
4) Net admitted adjusted gross DTAs (% of total net admitted gross DTAs)	—%	—%	44.2%	—%	(44.2)%	—%

74

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
The tax effects of temporary differences that give rise to DTAs and DTLs are as follows:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
DTAs
Policyholder reserves	$753,371	$—	$753,371	$1,110,924	$—	$1,110,924	$(357,553)	$—	$(357,553)
Investments	114,536	30,511	145,047	153,981	14,481	168,462	(39,445)	16,030	(23,415)
Deferred acquisition costs	290,432	—	290,432	219,733	—	219,733	70,699	—	70,699
Policyholder dividends accrual	5	—	5	6	—	6	(1)	—	(1)
Fixed assets	3	—	3	3	—	3	—	—	—
Compensation and benefits accrual	55	—	55	53	—	53	2	—	2
Receivable nonadmitted	1,530	—	1,530	3,314	—	3,314	(1,784)	—	(1,784)
Tax goodwill	294	—	294	490	—	490	(196)	—	(196)
Other (Including items <5% of total ordinary tax assets)	48,382	—	48,382	36,762	—	36,762	11,620	—	11,620
Total gross DTAs	1,208,608	30,511	1,239,119	1,525,266	14,481	1,539,747	(316,658)	16,030	(300,628)
Nonadmitted DTAs	(588,715)	(6,626)	(595,341)	(517,040)	(9,031)	(526,071)	(71,675)	2,405	(69,270)
Admitted DTAs	619,893	23,885	643,778	1,008,226	5,450	1,013,676	(388,333)	18,435	(369,898)
DTLs
Investments	(358,075)	(23,885)	(381,960)	(165,246)	(185,115)	(350,361)	(192,829)	161,230	(31,599)
Deferred and uncollected premiums	(908)	—	(908)	(1,237)	—	(1,237)	329	—	329
Policyholder reserves	(54,325)	—	(54,325)	(80,947)	—	(80,947)	26,622	—	26,622
Total DTLs	(413,308)	(23,885)	(437,193)	(247,430)	(185,115)	(432,545)	(165,878)	161,230	(4,648)
Net admitted DTA/(DTL)	$206,585	$—	$206,585	$760,796	$(179,665)	$581,131	$(554,211)	$179,665	$(374,546)
The change in net deferred income taxes is comprised of the following (this analysis is exclusive of the tax effect of unrealized capital gains and losses as the deferred taxes on unrealized gains and losses are reported separately from the change in net deferred income taxes in the statements of changes in capital and surplus):

	December 31,	December 31,
	2024	2023	Change

Adjusted gross deferred tax assets	$1,239,119	$1,539,747	$(300,628)
Total gross deferred tax liabilities	(437,193)	(432,545)	(4,648)
Adjusted deferred tax assets in excess of deferred tax liabilities	$801,926	$1,107,202	(305,276)
Tax effect of unrealized gains and losses			185,230
Change in net deferred income tax			$(120,046)
Change in deferred income tax of $(58,910) is related to the merger and is included within the merger adjustment line in the Statements of Changes in Capital and Surplus, with the remaining $(61,136) reported in the change in net deferred income tax line.

Nonadmitted deferred tax assets increased $69,270 and $124,696 for the years ended December 31, 2024 and 2023, respectively.
No unrecognized DTL exists for temporary differences related to investments in foreign subsidiaries or foreign corporate joint ventures that are essentially permanent in duration.
75

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
The provision for federal income tax incurred is different from that which would be obtained by applying the enacted federal income tax rate to income before taxes. The significant items causing these differences are as follows:

	Year Ended December 31, 2024		Year Ended December 31, 2023		Year Ended December 31, 2022
		Effective		Effective		Effective
	Amount	Tax Rate	Amount	Tax Rate	Amount	Tax Rate

Net gain (loss) from operations	$1,012,537		$548,083		$(1,082,759)
Realized capital gain (loss) on investments	(275,273)		(169,807)		818,843
Total statutory gain (loss)	$737,264		$378,276		$(263,916)
Statutory tax expense (benefit) at enacted rate	$154,826	21.0%	$79,438	21.0%	$(55,422)	21.0%
Permanent differences
Interest maintenance reserve	(4,290)	(0.6)	(12,493)	(3.3)	3,049	(1.2)
Nontaxable income	(2,579)	(0.3)	(2,027)	(0.5)	(1,374)	0.5
Nondeductible expenses	831	0.1	596	0.2	287	(0.1)
Nonadmitted assets	(8,564)	(1.2)	(2,107)	(0.6)	4,393	(1.7)
Affiliate expenses	(5,198)	(0.7)	2,540	0.7	(3,189)	1.2
Reinsurance adjustment A-791	1,645	0.2	4,669	1.2	(2,287)	0.9
Unrealized gain (loss) - options	136,250	18.5	80,597	21.3	(42,465)	16.1
Unrealized (gain) loss ceded	(277,653)	(37.5)	(264,570)	(70.0)	213,708	(81.0)
Specific reserves in surplus	(157)	—	(5,641)	(1.5)	(1,525)	0.6
Prior period adjustments	23,726	3.2	(23,231)	(6.1)	33,541	(12.7)
Corporate Owned Life Insurance	—	—	—	—	(1,331)	0.5
Insurance Company Owned Life Insurance	(2,701)	(0.4)	—	—	—	—
Tax credits	(92,701)	(12.6)	(61,310)	(16.2)	(58)	—
Merger restatement	(9,684)	(1.3)	(27,458)	(7.3)	47,825	(18.1)
Total effective income tax expense (benefit)	$(86,249)	(11.6)%	$(230,997)	(61.1)%	$195,152	(74.0)%

Current federal income tax expense (benefit)	$(224,456)	(30.4)%	$432,244	114.3%	$264,114	(100.1)%
Current federal income tax expense (benefit) - prior period adjustments	18,161	2.5	70,481	18.6	—	0.0
Change in net deferred income tax	120,046	16.3	(733,722)	(194.0)	(68,962)	26.1
Total effective income tax expense (benefit)	$(86,249)	(11.6)%	$(230,997)	(61.1)%	$195,152	(74.0)%
The Company has no tax attributes to carry forward at December 31, 2024.

The Company has $0, $0, and $89,594 of federal capital gains tax from 2024, 2023 and 2022, respectively, available for recovery in the event of future capital losses. The Company has incurred no Repatriation Transition tax.
The Company entered into a supplemental tax allocation agreement with Athene Re IV, whereby the Company is obligated to perform all of Athene Re IV's tax obligations and is entitled to accept all of Athene Re IV's tax benefits. Accordingly, any current taxes payable or receivable by Athene Re IV are reflected by the Company. During 2024, 2023 and 2022, under the provisions of this agreement, $350 of tax benefit was transferred to the Company, $42 of tax expense was transferred from the Company and $175 of tax benefit was transferred to the Company, respectively.
76

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
In accordance with SSAP No. 101, the Company follows SSAP No. 5R to utilize a “more likely than not (likelihood of more than fifty percent)” approach to compute its liability for tax contingencies. No liability for tax contingencies has been recorded as the Company does not have any material items requiring establishment of a loss contingency reserve or disclosure under SSAP No. 5R. Interest and penalties associated with recognized tax contingencies would be recognized within the income tax expense line in the statements of operations. Accrued interest and penalties would be included in the related tax liability line in the balance sheets.

Federal income tax of $166,513 due from and $21,567 is due to affiliates at December 31, 2024 and 2023, respectively, pursuant to the Tax Allocation Agreement.

As of December 31, 2024 and 2023, the Company has no unrecognized deferred tax liabilities.

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2024 or 2023.

The following entities are included in the consolidated federal income tax return as of December 31, 2024:

Athene Annuity Re Ltd.
Athene Annuity and Life Company
Athene Annuity & Life Assurance Company
Athene Annuity & Life Assurance Company of New York
Athene Life Insurance Company of New York
Athene Re USA IV, Inc.
Structured Annuity Reinsurance Company
The Company files income tax returns with the U.S. federal government and various U.S. state governments. For tax periods beginning January 1, 2019 and ending December 31, 2023, the Company was included in a consolidated return filed by the parent company, Athene USA Corporation. For tax periods beginning January 1, 2024, the Company is included in a consolidated return filed by the parent company, Athene Annuity Re Ltd. The Company has a tax allocation agreement approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Allocation of tax benefits is based on separate returns. Losses are paid at the time they can be used in the consolidated return. Intercompany tax balances are settled quarterly.

On August 16, 2022, the U.S. government enacted the Inflation Reduction Act of 2022 (IRA). The IRA introduced a 15% minimum corporate income tax on certain large corporations, known as the Corporate Alternative Minimum Tax (CAMT). The Company is an applicable reporting entity with tax allocation agreement exclusions.

The Company is not subject to U.S. federal and state examinations by tax authorities for years prior to 2021. The Company is not currently under audit by the IRS or any state taxing authority.

The Company does not hold any transferable or non-transferable state tax credits gross of any related tax liabilities.

11.    Premiums Due and Deferred

Deferred and uncollected life insurance premiums are summarized as follows:

	December 31, 2024			December 31, 2023
	Gross	Loading	Net	Gross	Loading	Net

Ordinary renewal	$3,450	$(876)	$4,326	$4,191	$(1,698)	$5,889

77

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
12.    Employee Benefit Plans

Defined Contribution Plan
The Company is allocated a portion of the costs related to a qualified defined contribution savings and retirement plan sponsored by AUSA. The plan is a qualified 401(k) plan covering officers and employees.  The plan provides non-discretionary company matching contributions.  Expenses allocated to the Company for AUSA's contributions amounted to $11,760, $10,399, and $7,313 for 2024, 2023 and 2022, respectively.

13.    Related-Party Transactions

The Company cedes a quota share of its annuity and funding agreement business to AARe and 100% of the Closed Block liabilities to Athene Re IV. The Company cedes to STAR a 100% quota share of its benefits payable for all structured annuity contracts issued by the Company to Aviva London Assignment Corporation (an affiliated company prior to October 2, 2013). The Company also assumes a quota share of annuity business from its direct subsidiary AANY and from an affiliated entity, VIAC. Refer to Note 7 for details on these reinsurance agreements.

The Company is party to an investment management agreement with Apollo Insurance Solutions Group, LP (ISG), under which ISG agrees to provide asset management services in exchange for management fees. ISG is a subsidiary of AGM. Pursuant to the agreement, the Company pays ISG 30 basis points per annum on the Company’s managed assets. The Company incurred expenses on its general account and separate account assets of $689,680, $512,992, and $396,865 in 2024, 2023 and 2022, respectively, under the agreement with ISG.

The Company participates in a Shared Services and Cost Sharing Agreements with certain other affiliated companies pursuant to which each party thereto agreed to provide certain financial, legal and other services to the other parties. Under these agreements, the Company incurred expense of $430,515, $378,577, and $340,558 during 2024, 2023 and 2022, respectively.

Some employees of Athene Employee Services, LLC (AES) and the Company participate in one or more Share Award Agreements (the Agreements) sponsored by AHL for which the Company has no legal obligation. Salary expense of AES and the Company is partially allocated to the Company through the Shared Services Agreement. Under SSAP No. 104R, Share-Based Payments, the stock compensation expense associated with the Agreements that would have been allocated to the Company is required to be recorded as a capital contribution to the reporting entity. The Company has allocated the stock compensation expense associated with the Agreements based on the same methodology as the Shared Services Agreement. In accordance with SSAP No. 104R, the Company incurred expense and recorded a capital contribution under the Agreements totaling $26,638, $50,466, and $29,594 in 2024, 2023 and 2022, respectively, which includes amounts contributed by the Company to downstream insurance subsidiaries.

All intercompany balances shown as payable to or receivable from parent, subsidiaries and affiliates are settled within 90 days of their incurrence under the terms of the intercompany expense sharing agreements. These payables and receivables are presented on a net basis within the accompanying balance sheets when right of offset exists with a particular counterparty.

During the second quarter of 2022, the Company contributed its equity interests in certain partnership investments to Apollo Aligned Alternatives, L.P. (AAA), in exchange for a partnership interest in AAA. AAA is a strategic alternative investment vehicle designed to include investment by affiliated and unaffiliated insurers and other investors, with each investor having pro rata exposure to the underlying investments. The partnership is managed by an affiliate of the Company. Under the terms of the partnership agreement, the Company has the right to require distribution of its pro rata portion of underlying assets and direct such assets to be liquidated. During 2024 and 2023, the Company had contributions, net of distributions to AAA of $448,573 and $179,415, respectively.

78

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
During 2024 and 2023, in the normal course of business, the Company had purchases and contributions, net of sales and distributions, to non-AAA affiliated partnership investments of $431,136 and $125,614, respectively.
During 2024 and 2023, the Company transferred $470,814 and $270,727, respectively, of bonds to AARe in association with reinsurance settlements. These investments were included within bonds on the accompanying balance sheets. All transactions were based on the fair value of the assets at the transaction date.

During February 2022, the Company received a $175,294 capital contribution from its parent, AARe. This capital contribution was accrued at December 31, 2021 as a $175,000 receivable from parent with a corresponding increase in gross paid-in and contributed surplus. In accordance with SSAP No. 72, Surplus and Quasi-Reorganizations, capital contributions receivable that are satisfied with the receipt of cash or marketable securities prior to the filing of the annual statement shall be treated as a Type I subsequent event and considered an admitted asset based on evidence of collection and approval of the domiciliary commissioner.

During February 2023, the Company received a $100,000 capital contribution from its parent, AARe. This capital contribution was accrued at December 31, 2022 as a $100,000 receivable from parent with a corresponding increase in gross paid in and contributed surplus. In accordance with SSAP No. 72, Surplus and Quasi Reorganizations, capital contributions receivable that are satisfied with the receipt of cash or marketable securities prior to the filing of the annual statement shall be treated as a Type I subsequent event and considered an admitted asset based on evidence of collection and approval of the domiciliary commissioner.

In addition to the accrued capital contributions and stock compensation described above, during 2024, 2023 and 2022, the Company received $934,000, $1,400,000 and $1,275,000, respectively, of assets in kind and cash capital contributions from its parent, AARe.

As of December 31, 2024 and 2023, the Company holds $8,628,116 and $7,039,282, respectively, of other invested assets representing holdings of affiliated partnership investments. The Company also had $29,239,015 and $13,867,414 of affiliated bond holdings, $1,379,975 and $1,175,125 of affiliated mortgage loans on real estate and $57,362 and $0 of affiliated preferred stocks as of December 31, 2024 and 2023, respectively.

During 2024 and 2023, the Company recaptured, amended, and entered into new reinsurance agreements with affiliates. See Note 7 for the details of those changes.

The Company believes that the transactions with affiliates are reasonable and appropriate; however, the operations of the Company may not be indicative of those that would have occurred had the Company operated as a stand-alone entity.

14.    Separate Accounts

The Company maintains five separate account arrangements:
Funding Agreement Separate Account: This separate account contains funding agreements issued to the FHLB. These funding agreements are secured by assets in the Company's general account. The funding agreements may not be accelerated by the holder unless there is a default under the agreement, but the Company may retire the funding agreement policies at any time.

Variable Annuity and Variable Life Separate Accounts: These separate accounts consists of individual variable annuities, and variable universal life products. Net investment experience is credited directly to the policyholder and can be positive or negative, as determined by the performance or fair value of the investments held. The variable annuities generally provide an incidental death benefit of the greater of account value or premium paid. The assets and liabilities of these accounts are carried at fair value. No new variable annuity or variable life policies related to these separate accounts are being issued.
79

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Group Annuity Separate Accounts: This contains separate accounts which support annuities payable under group fixed annuity contracts issued to various employers, or trusts established by such employers, in respect of those employers' pension plans. The assets and liabilities of these separate accounts are carried at the same basis as the general account. The Company's general account contributed $0, $140,000 and $0 to the Group Annuity Separate Accounts in 2024, 2023 and 2022, respectively. The group fixed annuity contracts obligate the Company’s general account to make annuity payments if the separate account is not able to do so.

Index-Linked Deferred Annuity Separate Accounts: These separate accounts support registered index-linked deferred annuity contracts issued by the Company.  The assets and liabilities are carried at the same basis as the general account. During 2024, no amounts were withdrawn from the index-linked deferred annuity separate accounts. During 2023, the Company's general account withdrew $24,602 from the index-linked deferred annuity separate accounts. During 2022, the Index-Linked Deferred Annuity Separate Account repaid $20,000 of seed money plus $1,594 of interest to the Company's general account. The Company’s general account has guaranteed the amounts under the index-linked deferred annuity contracts, to the extent not covered by the assets in the separate account.
Private Placement Variable Annuity Separate Account: This separate account reports private placement variable deferred annuities issued by the Company to purchasers meeting both the requirements as a qualified purchaser and an accredited investor under applicable federal securities laws. The assets of this separate account are carried at fair value. Net investment experience is credited directly to the policyholder and can be positive or negative, as determined by the performance or fair value of the investments held.
The Company’s general account has not paid toward separate account guarantees during the last 5 years.
To compensate the general account for the risk taken, the Company's separate accounts have paid risk charges during the last 5 years as follows:

2024	$24,556
2023	$22,954
2022	$19,408
2021	$12,823
2020	$7,339
The separate account assets legally insulated from the general account is as follows:

	December 31, 2024		December 31, 2023
		Not		Not
	Legally	Legally	Legally	Legally
	Insulated	Insulated	Insulated	Insulated
Funding Agreement Separate Account	$—	$107,023	$—	$67,124
Variable Annuity Separate Accounts	29,454	—	27,586	—
Variable Universal Life Separate Account	12,004	—	10,718	—
Group Annuity Separate Accounts	45,014,387	—	47,479,413	—
Index-Linked Deferred Annuity Separate Accounts	4,625,164	—	2,858,891	—
Private Placement Variable Annuity Separate Account	94,221	—	2,860	—
Total separate account assets	$49,775,230	$107,023	$50,379,468	$67,124

80

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Information regarding the separate accounts of the Company is as follows:

		Nonindexed	Nonindexed	Non-
		Guaranteed	Guaranteed	Guaranteed
		Less Than/	More	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, considerations or deposits
for year ended December 31, 2024	$234,224	$1,600,000	$8,033,836	$86,012	$9,954,072

Balances at December 31, 2024
For accounts with assets at
Fair value	—	5,077	—	130,530	135,607
Amortized cost	4,455,800	25,987,451	32,175,376	—	62,618,627
Total reserves	4,455,800	25,992,528	32,175,376	130,530	62,754,234
By withdrawal characteristics
Subject to discretionary withdrawal
With market value adjustment	4,455,800	2,817,302	—	—	7,273,102
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	5,077	—	130,530	135,607
At book value without market value adjustment and with current surrender charge less than 5%	—	113,588	—	—	113,588
Not subject to discretionary withdrawal	—	23,056,561	32,175,376	—	55,231,937
Total reserves	$4,455,800	$25,992,528	$32,175,376	$130,530	62,754,234
Interest maintenance reserve					26,210
Other transfers to general account due or accrued					(14,735,349)
Other amounts payable on reinsurance					477,419
Other					188,768
Total separate account liabilities					$48,711,282

Net transfers to or (from) separate accounts	$892,319	$—	$(667,573)	$82,230	$306,976
81

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)

		Nonindexed	Nonindexed	Non-
		Guaranteed	Guaranteed	Guaranteed
		Less Than/	More	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, considerations or deposits
for year ended December 31, 2023	$170,022	$750,000	$4,502,270	$3,062	$5,425,354

Balances at December 31, 2023
For accounts with assets at
Fair value	—	4,357	—	36,798	41,155
Amortized cost	2,698,657	26,483,994	24,698,748	—	53,881,399
Total reserves	2,698,657	26,488,351	24,698,748	36,798	53,922,554
By withdrawal characteristics
Subject to discretionary withdrawal
With market value adjustment	2,698,657	2,885,937	—	—	5,584,594
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	4,357	—	36,798	41,155
At book value without market value adjustment and with current surrender charge less than 5%	—	110,935	—	—	110,935
Not subject to discretionary withdrawal	—	23,487,122	24,698,748	—	48,185,870
Total reserves	$2,698,657	$26,488,351	$24,698,748	$36,798	53,922,554
Interest maintenance reserve					19,688
Other transfers to general account due or accrued					(5,831,626)
Other amounts payable on reinsurance					1,013,182
Other					308,667
Total separate account liabilities					$49,432,465

Net transfers to or (from) separate accounts	$453,888	$219	$1,350,089	$(1,871)	$1,802,325

		Nonindexed	Nonindexed	Non-
		Guaranteed	Guaranteed	Guaranteed
		Less Than/	More	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Year Ended December 31, 2022
Premiums, considerations or deposits	$180,550	$475,000	$3,119,002	$351	$3,774,903

Net transfers to or (from) separate accounts	$55,142	$8	$1,683,155	$(2,722)	$1,735,583

A reconciliation of combined net transfers to or (from) separate accounts is as follows:

	Years Ended December 31,
	2024	2023	2022

Transfers to separate accounts	$503,358	$2,199,670	$2,347,269
Transfers from separate accounts	(196,382)	(397,345)	(611,686)
Net transfers to or (from) separate accounts	306,976	1,802,325	1,735,583
Other adjustments	59	346	332
Transfer to separate account, net, as reported in the
Statements of Operations	$307,035	$1,802,671	$1,735,915

82

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
15.    Commitments and Contingencies

The Company has unfunded commitments in certain investments in the general and separate accounts totaling $20,133,773 at December 31, 2024.

Effective July 31, 2019, the Company entered into a Capital Maintenance Agreement to provide capital support to its wholly owned subsidiary, AANY, such that the Company has agreed to maintain AANY’s total adjusted capital in an amount at least equal to 300% of AANY’s company action level risk-based capital. Also, effective July 31, 2019, the Company entered into an agreement to guarantee payment of all amounts due from its subsidiary, AANY, to the contract and certificate holders under the terms of a group annuity contract issued by AANY during August 2019.  Given the current capital level of AANY, the likelihood of payment by the Company under the terms of these agreements is remote.

On October 22, 2020, the Company entered into an Assignment Agreement with AANY pursuant to which the Company assigned all rights and obligations related to certain individuals entitled to annuity payments from existing PGA business. In the remote scenario and only to the extent AANY is unable to perform its obligations to New York residents entitled to payments under the existing assigned PGA transactions, the Company will be required to satisfy any of the remaining obligations.

Guaranty Association Assessments - Guaranty associations may subject member insurers, including the Company, to assessments that require the insurers to pay funds to cover contractual obligations under insurance policies issued by insurance companies that become impaired or insolvent. The assessments are based on an insurer’s proportionate share of premiums written in that state during a specified one-year or three-year period for lines of business in which the impaired or insolvent insurer engaged, subject to prescribed limits. On December 30, 2022, the North Carolina Wake County Superior Court entered an Order of Liquidation (Liquidation Order) against Bankers Life Insurance Company (BLIC) and Colorado Bankers Life Insurance Company (CBLIC), which was affirmed by the North Carolina Court of Appeals on March 5, 2024. On April 9, 2024, GBIG Holdings, LLC (GBIG), the sole shareholder of BLIC and CBLIC, filed a Petition for Discretionary Review requesting the North Carolina Supreme Court review the decision by the North Carolina Court of Appeals to affirm the Liquidation Order. On July 11, 2024, GBIG filed a Motion to Withdraw its Petition for Discretionary Review. The Company is not a party to this litigation. The North Carolina Supreme Court granted the Motion to Withdraw on August 23, 2024, which made the Liquidation Order effective on November 30, 2024.  Shortly thereafter, guaranty associations began levying assessments, with assessments expected to continue for the foreseeable future.  During the year ended December 31, 2024, the Company recorded guaranty association expenses related to the BLIC and CBLIC insolvencies of $35,066 net of reinsurance recoveries.  As of December 31, 2024, the Company recorded a liability of $18,199 based on the current best estimate of future assessments expected, as well as an asset of $11,300 for future premium tax credits.  The actual amount of assessments levied against the Company in connection with the BLIC and CBLIC insolvencies may vary from this estimate.

Fiduciary or Best Interest Standards - The U.S. Securities and Exchange Commission (SEC), Department of Labor (DOL), NAIC, and several states have taken action or are exploring options around a fiduciary standard or best interest standard that may impact the Company and its subsidiaries. If these rules do not align, the distribution of products by the Company and its subsidiaries could be further complicated.

On February 13, 2020, the NAIC adopted the Suitability in Annuity Transactions Model Regulation (SAT), which places responsibilities upon issuing insurance companies with respect to the suitability of annuity sales, including responsibilities for training agents. In addition the SAT incorporates a “best interest” or similar standard with respect to the suitability of annuity sales. A producer is considered to have acted in the best interest of the customer if they have satisfied certain prescribed obligations regarding care, disclosure, conflict of interest and documentation. State adoption of these revisions, and any future changes in such laws and regulations, may impact the way our US insurance subsidiaries market and sell their annuity products. Forty-eight states, including Iowa, have adopted the amended SAT that includes a best interest standard. On July 22, 2018, separate and apart from the NAIC, the
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Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
NYDFS issued amendments to its SAT regulation to incorporate a “best interest” standard with respect to the suitability of life insurance and annuity sales. The amendments made by NYDFS are currently the subject of litigation. Other states could also adopt a “best interest” or other standard separate from the NAIC’s SAT. Future changes in such laws and regulations, including those that impose a “best interest” standard, may impact the way the Company and its subsidiaries market and sell annuity products.

Since 2016, the DOL has issued various regulations expanding the definition of “investment advice” and broadening the circumstances under which distributors and manufacturers of insurance and annuity products could be considered “fiduciaries” and subject to certain standards in providing advice. On December 15, 2020, the DOL issued regulatory action to reinstate the pre-2016 regulatory definition of fiduciary advice. In the preamble to Prohibited Transaction Exemption (PTE) 2020-02, however, the DOL announced a new interpretation of parts of the regulation that broadens the circumstances under which producers, including insurance producers, could be considered fiduciaries under ERISA in connection with recommendations to “rollover” assets from a qualified retirement plan to an IRA or from an IRA to another IRA. For this purpose, “IRA” includes individual retirement annuities. This guidance reverses an earlier DOL interpretation suggesting that rollover advice by someone who was not already a fiduciary to a plan did not constitute investment advice giving rise to a fiduciary relationship. In connection with the broadened application of the fiduciary definition, the DOL’s PTE 2020-02 allows fiduciaries to receive compensation in connection with providing investment advice, including advice about rollovers, that would otherwise be prohibited as a result of their fiduciary relationship to the ERISA Plan, a participant in the ERISA Plan, or an IRA owner. On April 23, 2024, the Department of Labor published the final version of the fiduciary rule and certain prohibited transaction exemptions, including PTE 84-24 and PTE 2020-02. The effective date of September 23, 2024, is currently on hold due to legal challenges. Two federal district courts in Texas issued stays on the implementation and the DOL filed an appeal to these decisions. We are currently monitoring the situation, reviewing the language of the final version of the rule and exemptions and we are still evaluating any potential business impact.

In addition to the matters previously discussed, the Company is routinely involved in litigation and other proceedings, reinsurance claims and regulatory proceedings arising in the ordinary course of its business. At present, no contingencies related to pending litigation and regulatory matters are considered material in relation to the financial position of the Company.

Estimates of possible losses or ranges of losses for particular matters cannot, in the ordinary course, be made with a reasonable degree of certainty. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially adversely affected by an ultimate unfavorable resolution of pending litigation and regulatory matters.

16.    Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholder. Generally, without prior regulatory approval, dividends paid during the year must be paid from earned surplus and may not exceed the greater of (1) ten percent of the Company’s paid-in and unassigned surplus as of the preceding December 31, or (2) the Company’s net gain from operations before net realized capital gains on investments for the preceding year. Based on December 31, 2024 results, the Company may not declare or pay dividends without approval in 2025. The Company did not declare or pay dividends during the years ended 2024, 2023 and 2022.

In connection with the acquisition of AUSA during 2013, AHL entered into a Net Worth Maintenance Agreement to provide capital support to the Company such that AHL is obligated to maintain the Company’s capital and surplus in an amount sufficient to maintain the Company’s Total Adjusted Capital to be at least 200% of Company Action Level Risk-Based Capital (RBC).  The agreement also provides that the Company will not pay any dividends if such dividends would cause the Company Action Level RBC ratio to fall below 200%.

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Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2024, 2023 and 2022
(Dollars in thousands)
Effective January 30, 2020, the Company's then parent, AADE, entered into a Capital Maintenance Agreement to provide capital support to the Company, in an amount sufficient to satisfy the insurance laws of the State of New Jersey, in order to obtain authority for the Company to issue registered index-linked annuities in New Jersey (Original Agreement). In connection with the merger of AADE into the Company, effective October 11, 2024, the Company’s new parent, AARe, entered into a Capital Maintenance Agreement with similar terms to continue to provide capital support to the Company in an amount sufficient to satisfy the insurance laws of the State of New Jersey. The agreement will remain in effect for ten years from the Original Agreement’s effective date.

Life insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount is to be determined based on the various risk factors related to the Company. At December 31, 2024 and 2023, the Company exceeds all control levels of the RBC requirements.

During 2024, 2023 and 2022, the Company received and made capital contributions. See Note 13 for additional details regarding capital contributions.

During 2017, $1,502,316 of the Company's surplus was reset under SSAP No. 72, Surplus and Quasi-Reorganizations, as a reclassification of unassigned surplus to paid-in surplus. In accordance with SSAP No. 72, the Company is required to disclose this surplus reset for ten years following its effective date.
17.    Subsequent Events

The Company has evaluated subsequent events through March 31, 2025, the date that these financial statements were available to be issued.

18.    Reconciliation to the Statutory Annual Statement

There are no reconciling items between total assets, total liabilities, capital and surplus or net income as previously reported to state regulatory authorities in the 2024, 2023 and 2022 Annual Statements and those reported in the accompanying financial statements, except as described in Note 1.

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PART C - OTHER INFORMATION

Item 27. Exhibits

a.Board Resolution establishing Registered Separate Account. Not Applicable

b.Custodian Agreements. Not Applicable

c.Underwriting Contracts.

(c)(1) Underwriting and Distribution Agreement, dated March 27, 2019, between     Athene Annuity and Life Company and Athene Securities, LLC (incorporated by reference to Exhibit 1 to the Form POS AM filed on April 1, 2021 File No. 333-225544)

(c)(2) Amendment No. 1 to the Underwriting and Distribution Agreement, effective December 1, 2021, between Athene Annuity and Life Company and Athene Securities, LLC. (incorporated by reference to Exhibit 1.2 to the Form S-1 filed on December 3, 2021 File No. 333-252851)

d.Form of Contract.

(d)(1) Form of Contract of Single Purchase Payment Index-Linked Deferred Annuity Contract (incorporated by reference to Exhibit 4.1.1 to the Form S-1 filed on March 10, 2023 File No. 333-270463)

(d)(2) Form of Contract of Single Purchase Payment Index-Linked Deferred Annuity Contract - available starting on June 5, 2023 (incorporated by reference to Exhibit 4.1.2 to the Form S-1 filed on March 10, 2023 File No. 333-270463)

(d)(3) Form of Contract of Single Purchase Payment Index-Linked Deferred Annuity Contract - available starting on May 31, 2025

e.Form of Application.

(e)(1) Form of Application for Single Purchase Payment Index-Linked Deferred Annuity Contract (incorporated by reference to Exhibit 4.2 to the Form S-1 filed on March 10, 2023 File No. 333-270463)

(e)(2) Form of Application for Single Purchase Payment Index-Linked Deferred Annuity Contract - available starting on May 31, 2025

f.Part Insurance Company’s Certificate of Incorporation and Bylaws.

(f)(1) Amended and Restated Articles of Incorporation of Athene Annuity and Life Company (incorporated by reference to Exhibit 3.1 to the Form S-1 filed on June 8, 2018 File No. 333-225544)
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(f)(2) Amended and Restated By-laws of Athene Annuity and Life Company (effective August 12, 2019) (incorporated by reference to Exhibit 3.2 to the POS AM filed on April 20, 2022 File No. 333-252851)

g.Reinsurance Contracts.

(g)(1) Second Amended and Restated Modified Coinsurance Agreement (Retail Flow Annuity Business) effective as of October 11, 2024, between Athene Annuity Re Ltd. and Athene Annuity and Life Company (Schedules II, III, and Exhibit A have been omitted)

h.Participation Agreements. Not Applicable

i.Administrative Contracts.

(i)(1) Shared Services and Cost Sharing Agreement, dated as of January 1, 2020, among Athene Employee Services, LLC, Athene USA Corporation, Athene Annuity & Life Assurance Company, Athene Annuity and Life Company, Athene London Assignment Corporation, Athene Assignment Corporation, Athene Re USA IV, Inc., Athene Securities, LLC, Athene Risk Aggregator, LLC, Athene Noctua, LLC and Athene Annuity Re Ltd. (incorporated by reference to Exhibit 10.1.2 to the Form POS AM filed on April 3, 2020 File No. 333-225544)

(i)(2) Amendment No. 1 to the Shared Services and Cost Sharing Agreement, dated as of January 1, 2020, among Athene Employee Services, LLC, Athene USA Corporation, Athene Annuity & Life Assurance Company, Athene Annuity and Life Company, Athene London Assignment Corporation, At Athene Assignment Corporation, Athene Re USA IV, Inc., Athene Securities, LLC, Athene Risk Aggregator, LLC, Athene Noctua, LLC and Athene Annuity Re Ltd (incorporated by reference to Exhibit 10.1.2 to the Form POS AM filed on April 3, 2024 – File No. 333-270463)

(i)(3) Shared Services and Cost Sharing Agreement, dated as of January 1, 2020, among Athene Employee Services, LLC, Athene Annuity and Life Company, P.L. Assigned Services, Inc., Athene Annuity & Life Assurance Company of New York and Athene Life Insurance Company of New York (incorporated by reference to Exhibit 10.1.2 to the Form S-1/A filed on December 3, 2021 File No. 333-252851)

(i)(4) Amendment No. 1 to the Shared Services and Cost Sharing Agreement, dated as of January 1, 2020, among Athene Employee Services, LLC, Athene Annuity and Life Company, P.L. Assigned Services, Inc., Athene Annuity & Life Assurance Company of New York and Athene Life Insurance Company of New York (incorporated by reference to Exhibit 10.2.2 to the Form POS AM filed on April 3, 2024 – File No. 333-270463)

j. Other Material Contracts.

(j)(i) Investment Management Agreement, dated as of October 2, 2013, by and between Aviva Life and Annuity Company (now known as Athene Annuity and Life Company)
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and Athene Asset Management LLC (incorporated by reference to Exhibit 10.7.1 to the Form S-1 filed on April 1, 2019 File No. 333-225544)

(j)(2) Amendment One to Investment Management Agreement, effective November 1, 2015, between Athene Annuity and Life Company and Athene Asset Management, L.P. (incorporated by reference to Exhibit 10.7.2 to the Form S-1 filed on April 1, 2019 File No. 333-225544)

(j)(3) Second Amended and Restated Master Sub-Advisory Agreement, effective as of October 1, 2019, among Athene Asset Management L.P., Apollo Capital Management, L.P., Apollo Global Real Estate Management, L.P., ARM Manager LLC, Apollo Longevity, LLC and Apollo Emerging Markets, LLC. (incorporated by reference to Exhibit 10.4.1 to the Form POS AM filed on April 3, 2020 File No. 333-225544)

(j)(4) Unsecured Revolving Promissory Note, dated as of May 1, 2021, among Athene USA Corporation, Athene Annuity & Life Assurance Company, Athene Annuity and Life Company and Athene Employee Services, LLC. (incorporated by reference to Exhibit 10.5 to the Form S-1 filed on December 3, 2021 File No. 333-252851)

k. Legal Opinion.

(k)(1) Opinion of Legal Counsel

l. Other Opinions.

(l)(1) Consent of Eversheds Sutherland (US) LLP

(l)(2) Consent of Deloitte & Touche LLP regarding Athene Annuity and Life Company financial statements

m. Omitted Financial Statements. Not Applicable

n. Initial Capital Agreement.

(n)(1) Net Worth Maintenance Agreement, effective as of October 1, 2013, by Athene Holding, Ltd. for the benefit of Aviva Life and Annuity Company (now known as Athene Annuity and Life Company). (incorporated by reference to Exhibit 10.8 to the Form S-1 filed on April 1, 2019 File No. 333-225544)

(n)(2) Capital Maintenance Agreement, as of October 11, 2024, by and between Athene Annuity Re Ltd. for the benefit of Athene Annuity and Life Company. (incorporated by reference to Exhibit (n)(2) to the Form 485(a)POS filed on December 20, 2024 File No. 333-270463)

o. Form of Initial Summary Prospectus. Not Applicable.

p. Powers of Attorney
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q. Letter Regarding Change in Certifying Accountant. Not Applicable.

r. Historical Current Limits on Index Gains for twelve months ended December 31, 2024.

(r)(1) Annual Rate Exhibit

Item 28. Directors and Officers of the Insurance Company

Name and Principal Business Address	Positions with the Insurance Company

Grant Kvalheim	Chief Executive Officer and Director
Michael S. Downing	President, Chief Operating Officer and Director
Martin P. Klein	Director
Kristi Burma	Executive Vice President
Randall Epright	Executive Vice President
Rod Mims	Executive Vice President
Christopher Welp	Executive Vice President
Meha Jain	Senior Vice President, Treasurer
Tyler Goode	Vice President, Controller
Shailendra Panchal	Senior Vice President
Mitra Hormozi	Director
Lawrence Ruisi	Director
Francis Sabatini	Director
Hope Taitz	Director
Louis-Jacques Tanguy	Director
Blaine Doerrfeld	Secretary

The business address of each of the Company’s directors and officers listed in the table above is c/o Athene Annuity and Life Company, 7700 Mills Civic Pkwy, West Des Moines, IA 50266.

Item 29. Persons Controlled by or Under Common Control with the Insurance Company

The Company is an indirect, wholly owned subsidiary of Athene Holding Ltd. (“AHL”). Effective January 1, 2022, as a result of the merger of AHL and Apollo Global Management Inc. (“AGM”), AGM became the parent company of AHL and its subsidiaries, including the Company. All of AHL’s outstanding voting common stock is owned by AGM.

For more information regarding the company structure of AGM and AHL please refer to the organizational chart filed herein.

Item 30. Indemnification

Section 490.202 of the Iowa Business Corporation Act (the “IBCA” or the “Act”), provides that a corporation’s articles of incorporation may contain a provision eliminating or
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limiting the personal liability of a director to the corporation or its shareholders for monetary damages for any action taken, or failure to take action, as a director, except liability for (1) the amount of a financial benefit received by a director to which the director is not entitled, (2) an intentional infliction of harm on the Company or the shareholders, (3) a violation of Section 490.832 of the IBCA or (4) an intentional violation of criminal law.

Further, Section 490.851 of the IBCA provides that a corporation may indemnify its directors who may be party to a proceeding against liability incurred in the proceeding by reason of such person serving in the capacity of director, if such person has acted in good faith and in a manner reasonably believed by the individual to be in the best interests of the corporation, if the director was acting in an official capacity, and in all other cases that the individual’s conduct was at least not opposed to the best interests of the corporation, and in any criminal proceeding if such person had no reasonable cause to believe the individual’s conduct was unlawful or the director engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation. The indemnity provisions under Section 490.851 do not apply (i) in the case of actions brought by or in the right of the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct set forth above or (ii) in connection with any proceedings with respect to conduct for which the director was adjudged liable on the basis that the director received a financial benefit to which the director was not entitled, whether or not involving action in the director’s official capacity.

In addition, Section 490.852 of the IBCA provides mandatory indemnification of reasonable expenses incurred by a director in connection with the proceeding who is wholly successful in defending any action in which the director was a party because the director is or was a director of the corporation. A director who is a party to a proceeding because the person is a director may also apply for court-ordered indemnification and advance of expenses under Section 490.854 of the IBCA. Article XI.1 of the Bylaws of the Company provides for indemnification of Company directors, officers, employees, and agents against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement or other disposition actually and reasonably incurred in connection with a proceeding.

Section 490.853 of the IBCA provides that a corporation may, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred in connection with the proceeding by a director who is a party to a proceeding because such person is a director if the director delivers a written undertaking to repay any funds advanced if the director is not entitled to mandatory indemnification under Section 490.852 of the IBCA and it is ultimately determined that the director has not met the standard of conduct described above. Article XI.4 of the Bylaws of the Company provides for advancement of expenses actually incurred in advance of the final disposition of a proceeding within twenty calendar days after the receipt by the Company of a statement from the indemnified party requesting such advance that reasonably evidences the expenses incurred by the indemnified party, provided that the Company's obligation to pay such expenses is contingent upon the indemnified party providing any undertaking required by the IBCA.

Under Section 490.856 of the IBCA, a corporation may indemnify and advance expenses to an officer of the corporation who is a party to a proceeding because such person is an officer,
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to the same extent as a director. In addition, if the person is an officer but not a director, further indemnification may be provided by the corporation’s articles of incorporation or bylaws, a resolution of the board of directors or by contract, except liability for (1) a proceeding by or in the right of the corporation other than for reasonable expenses incurred in connection with the proceeding and (2) conduct that constitutes receipt by the officer of a financial benefit to which the officer is not entitled, an intentional infliction of harm on the corporation or the shareholders or an intentional violation of criminal law. Such indemnification is also available to an officer who is also a director if the basis on which the officer is made a party to a proceeding is an act taken or a failure to take action solely as an officer. Article XI of the Bylaws of the Company apply equally to directors and officers of the Company as well as to employees and agents of the Company.

As permitted by the Iowa state law:

Article X of the Amended and Restated Articles of Incorporation of Athene Annuity and Life Company provides that:

“A director of the Company shall not be personally liable to the Company or its shareholder for money damages for any action taken, or any failure to take any action, as a director, except liability for any of the following: (1) the amount of a financial benefit received by a director to which the director is not entitled; (2) an intentional infliction of harm on the Company or the shareholders; (3) a violation of Section 833 of the Iowa Business Corporation Act; or (4) an intentional violation of criminal law. If the Iowa Business Corporation Act is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Company, in addition to the limitation on personal liability provided herein, shall be eliminated or limited to the extent of such amendment, automatically and without any further action, to the fullest extent permitted by law. Any repeal or modification of this Article by the shareholders of the Company shall be prospective only and shall not adversely affect any limitation on the personal liability or any other right or protection of a director of the Company with respect to any state of facts existing at or prior to the time of such repeal or modification.”

The Amended and Restated Bylaws of Athene Annuity and Life Company (effective August 12, 2019) provide:

In Article XI.1 that “To the fullest extent permitted by applicable law as then in effect, the Corporation (a) shall indemnify any person (the "Indemnitee”) who is or was involved in any manner (including without limitation, as a party or a witness) or is threatened to be made so involved in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including without limitation, any action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor) (a "Proceeding") by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer employee, agent, trustee, plan administrator or plan fiduciary of another corporation, partnership, joint venture, trust or other enterprise (including without limitation, any employee benefit plan), against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement or other disposition actually and reasonably incurred by the Indemnitee in connection with such
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Proceeding, and (b) shall indemnify each Indemnitee against all expenses (including attorneys’ fees actually and reasonably incurred by the Indemnitee in seeking to enforce its rights under this Article XI (by means of legal action or otherwise). Absent a court order to indemnify, the Corporation’s obligation for indemnification stated above is contingent upon satisfaction by the Indemnitee of the applicable indemnification standards required by the Act”; and

In Article XI.4 “In furtherance and not in limitation of the foregoing provisions, all expenses (including attorneys’ fees) actually incurred by or on behalf of an Indemnitee in advance of the final disposition of a Proceeding shall be advanced to the Indemnitee by the Corporation within 20 calendar days after the receipt by the Corporation of a statement or statements from the Indemnitee requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the expenses incurred by the Indemnitee. The Corporation’s obligation to pay expenses pursuant to this Section shall be contingent upon the Indemnitee providing any undertaking required by the Act.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

(a)Other Activities. Not Applicable.

(b)Directors, Officers or Partners of Athene Securities LLC

Name and Principal Business Address	Positions with Underwriter

Chad Batterson	President and Chief Operating Officer
Antony Geyelin	Vice President
Sheila Burton	Chief Compliance Officer
Angela Hunt	Compliance Officer
Blaine Doerrfeld	Manager

Unless otherwise indicated, the principal business address of the above individuals is: 7700 Mills Civic Pkwy, West Des Moines, IA, 50266.

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(c)Compensation received from Registrant: $64.6 million 1

Item 31A. Information About Contracts with Index-linked Options and Fixed Options Subject to Contract Adjustments

(a)

Name of the Contract	Number of Contracts outstanding	Total value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
Athene® Amplify 2.0	10,869	$1,635,891,084	3,813	$639,378,282	$20,122,380	No

(b) Please refer to Exhibit (r)(1).

Item 32. Location of Accounts and Records

Not applicable.

Item 33. Management Services

The Company is party to Shared Services and Cost Sharing Agreements with Athene Employee Services LLC (AES), Apollo Insurance Solutions Group, LP (ISG), AHL, Athene USA Corporation and certain other affiliated companies pursuant to which each party thereto agreed to provide certain financial, legal and other services to the other parties. Under these agreements, the Company incurred expense of $430.5 million, $378.6 million , and $340.6 million during 2024, 2023 and 2022, respectively.

The Company is party to an investment management agreement with ISG, under which ISG agrees to provide asset management services in exchange for management fees. ISG is a subsidiary of AGM. Pursuant to the agreement, the Company pays ISG 30 basis points per annum on the Company’s managed assets. The Company incurred expenses on its general account and separate account assets of $689.7 million , $513.0 million , and $396.9 million in 2024, 2023 and 2022, respectively, under the agreement with ISG.
1 The Registrant may fund Athene Securities’ operating and other expenses, including overhead, legal and accounting fees, Financial Professional training, compensation for the Athene Securities management team, and other expenses associated with the Contracts. In addition, under the distribution agreement the Registrant pays selling commissions to Athene Securities, which Athene Securities re-allows to the selling broker-dealers. Athene Securities does not retain any commissions on the sale of the Contracts.
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Item 34. Fee Representation and Undertakings

Regarding the offering of the Indexed Strategies under this Registration Statement, the Company undertakes:

1.To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

2.That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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SIGNATURES
    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Des Moines, State of Iowa, on the 16th day of April, 2025 .

Athene Annuity and Life Company
(Registrant)

By: /s/ Grant Kvalheim
Grant Kvalheim
Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Grant Kvalheim	Chief Executive Officer and Director	April 16, 2025
Grant Kvalheim

/s/ Tyler Goode	Vice President, US Controller	April 16, 2025
Tyler Goode	(Principal Financial Officer & Principal Accounting Officer)

/s/ Michael Downing	President, Chief Operating Officer, and Director	April 16, 2025
Michael Downing

/s/ Christopher R. Welp	Executive Vice President, Insurance Operations and Director	April 16, 2025
Christopher R. Welp

/s/ *	Director	April 16, 2025
Martin P. Klein*

/s/ *	Director	April 16, 2025
Mitra Hormozi*

/s/ *	Director	April 16, 2025
Francis P. Sabatini*

/s/ *	Director	April 16, 2025
Hope S. Taitz*

/s/ *	Director	April 16, 2025
Lawrence J. Ruisi*

/s/ *	Director	April 16, 2025
Louis-Jacques Tanguy

/s/ Blaine Doerrfeld	Attorney-in-Fact	April 16, 2025
Blaine Doerrfeld
*Executed by Blaine Doerrfeld on behalf of those indicated pursuant to Power of Attorney filed herein.
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